                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07462

                                WM Variable Trust
               (Exact name of registrant as specified in charter)

                   1201 Third Avenue, 22nd Floor, Seattle, WA
                 98101 (Address of principal executive offices)
                                   (Zip code)

                                Jeffrey L. Lunzer
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 461-3800

                   Date of fiscal year end: December 31, 2005

                   Date of reporting period: December 31, 2005



ITEM 1. REPORTS TO STOCKHOLDERS

(WM VARIABLE TRUST LOGO)

                               WM VARIABLE TRUST

                          (ANNUAL REPORT COVER GRAPHIC)

Annual Report
December 31, 2005

                                WM VARIABLE TRUST

AT THE WM GROUP OF FUNDS, OUR PASSION IS PIECING INDIVIDUAL INVESTMENTS TOGETHER INTO COMPREHENSIVE PORTFOLIOS TO MAKE YOUR FINANCIAL PLAN MORE EFFECTIVE.

                             (ANNUAL REPORT GRAPHIC)

                                Table of Contents

  1   Letter from the President
  2   Economy & Financial Markets:
      Review & Outlook
  4   Asset Allocation: A Key to Successful Investing
      WM Variable Trust Performance and Investment Strategy:
  6   VT REIT Fund
  8   VT Equity Income Fund
 10   VT Growth & Income Fund
 12   VT West Coast Equity Fund
 14   VT Mid Cap Stock Fund
 16   VT Growth Fund
 18   VT Small Cap Value Fund
 20   VT Small Cap Growth Fund
 22   VT International Growth Fund
 24   VT Short Term Income Fund
 26   VT U. S. Government Securities Fund
 28   VT Income Fund
 30   VT Money Market Fund
 31   Glossary
 32   Expense Information
 34   Financial Statements
 96   Notes to Financial Statements
103   Report of Independent Registered Public Accounting Firm
104   Supplemental Information

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies(III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM Life Accumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT Funds may not have been available for sale for all products for the time periods shown on pages 6-30.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

NOT FDIC OR NCUA/NCUSIF INSURED

MAY LOSE VALUE - NOT A DEPOSIT - NO BANK OR CREDIT UNION GUARANTEE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Investor,

(PHOTO OF WILLIAM G. PAPESH)

During the past fiscal year, our nation and the world endured much uncertainty--and unfortunately, much tragedy. From the aftermath of the Asian tsunami to Hurricane Katrina and the threat of the avian flu virus, Mother Nature has once again proven that her fury can rise at any time, and with deadly effect. Meanwhile, the ongoing wars in Iraq and Afghanistan offer us a sobering reminder of the sacrifices made by our men and women in uniform. Still, our nation and financial markets remain strong--testaments to the American character, and to the character of folks like you.

Despite recent adversities, both the equity and fixed-income markets provided positive returns for the year ended December 31, 2005, with the S&P 500 rising 4.91% and the Lehman Brothers Aggregate Bond Index adding 2.43%.(1) We are proud to note that against this backdrop, the WM Group of Funds continues to grow. Over the last five years, our assets under management have increased by 138%, while industry assets have increased by 28%.(2) During this same period, the stock market (as measured by the S&P 500) rose only 2.75%.

THE VALUE OF STAYING ACTIVE

In today's uncertain markets, some investors may try to limit their risk by taking a passive investment approach--that is, building a portfolio based on funds that track the performance of various indices. While passive investing may be beneficial in some cases, we continue to believe strongly in the value of active management. In our view, the power of active security selection can never be replaced by indexing, pure and simple. We believe active investing also offers several other potential advantages, such as superior risk management and more flexible portfolio construction. At the end of the day, we firmly believe that the combined talents of our portfolio managers and analysts--along with our disciplined investment philosophy and processes--can add value to an investor's portfolio.

A PROUD HERITAGE

At the WM Group of Funds, we continue to take pride in our firm's core values of honesty, trust, and integrity. We're proud that for 66 years, we've served our shareholders with the principles that we believe have made the WM Group of Funds as successful as it is today. Now more than ever, we remain committed to bringing you the utmost in value and quality of service. And as always, we thank you for your support.

Sincerely,


/s/ William G. Papesh
--------------------------------
William G. Papesh
President

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged, and individuals cannot invest directly in an index.

(2) Source: WM Group of Funds, ICI, and Ibbotson Associates. Figures are for the five-year period ended 12/31/05 and reflect both net shareholder purchases and fund performance. They are based on long-term assets only and do not include money market funds.

(GRAPHIC) ECONOMY & FINANCIAL MARKETS: REVIEW & OUTLOOK

ECONOMIC EXPANSION CONTINUES

The U.S. economy remained relatively strong during 2005 as low interest rates and improving corporate profits helped maintain positive economic momentum. Real estate activity, including construction and home sales, was especially robust with low mortgage and refinancing rates continuing to spur demand.

Consumer confidence was relatively stable for much of the year, but it plummeted in September and October due to the combined shocks of Hurricane Katrina, soaring oil prices, and a weakening labor market. Consumer spending fell in tandem as low approval ratings for the Bush administration and the ongoing wars in Iraq and Afghanistan took their toll on the American psyche. Still, consumer spending generally improved during the year, adding fuel to the growing economy. As the economic expansion continued and oil prices rose sharply, consumer prices (as measured by the Consumer Price Index) crept up, gaining 3.4% on a year-over-year basis.

In an effort to contain inflation, the Federal Reserve (the Fed) raised the federal funds target rate to 4.25% during the period, an increase of two full percentage points from the close of 2004. Against this backdrop, short-term interest rates rose dramatically, while long-term rates rose more modestly. As a result, the yield curve (the difference in yields between 2- and 10-year U.S. Treasury issues) flattened substantially--often an indication that economic activity may slow in the near- to mid-term.

BONDS GAIN MODESTLY

Within this environment, the bond market (as measured by the Lehman Brothers Aggregate Bond Index) gained modestly, rising 2.43% for the period. * Yields on 10-year Treasury notes were fairly volatile, trading below 4.00% in February to above 4.60% in November before closing the year at 4.39%. Generally, Treasuries outperformed investment-grade corporate issues. High-yield issues gained 2.74% (as measured by the Lehman Brothers High Yield Index). * Despite the increase in short-term rates, many investors were willing to take on additional credit risk given the strength of corporate balance sheets and the general economic recovery.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

*    Indices are unmanaged, and individuals cannot invest directly in an index.

MAJOR MARKET EVENTS JANUARY 1, 2005 - DECEMBER 31, 2005

                         Closing Value of the S&P 500*

                              (PERFORMANCE GRAPH)

Source: Bloomberg L.P. (S&P 500 data).

(GRAPHIC)

STOCKS RISE DESPITE FED TIGHTENING, OIL PRICES

In spite of the twin headwinds of rising short-term interest rates and high energy costs, stocks gained nicely for the year, with the S&P 500 rising 4.91%.
* Stocks began the year fueled by optimism that Republican-backed tax cuts and generous government spending would continue to spark the economy. However, the S&P 500 declined during the spring before rebounding late in the year (see chart below). Within S&P 500 sectors, energy and utilities were the clear winners, advancing 31.37% and 16.84%, respectively, on the back of high oil and natural gas prices. Lagging sectors included consumer discretionaries (-6.36%) and telecommunication services (-5.63%).

INVESTMENT OUTLOOK

Looking forward, we anticipate moderate, weaker-than-consensus economic growth and subdued, lower-than-consensus inflation over the next fiscal year. The housing market appears set for a slowdown, and consumer spending may be adversely affected by higher rates for home equity loans. We believe that long-term interest rates will fall to the 3%-4% range, while the Fed will likely stop its monetary tightening campaign relatively early in 2006. In this scenario, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings. We expect large-cap equities to outperform small-cap equities and growth to outperform value.

Importantly, we anticipate an alignment between cyclical (short-term) and secular (long-term) economic trends over the coming fiscal year. On the cyclical side, we believe that Fed policy will put pressure on consumer and business confidence, and that energy prices will remain high. On the secular side, we believe that the aging of U.S., European, and Japanese populations will continue to temper global demand, while excess supply will limit pricing power. While we expect that these forces will combine to produce slower economic growth, we believe that the likely halt in Fed tightening will ultimately offer investors reasonably strong buying opportunities, particularly in the equity space.

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
S&P 500 DAILY PRICES (PRICE APPRECIATION INDEX, REINVESTED
DIVIDENDS ARE EXCLUDED)
SOURCE: BLOOMBERG (ADVISORS IN SEATTLE)
1/1/2005 -- 12/31/2005

SPX INDEX

   DATE     PX LAST
---------   -------
1/3/2005    1202.08
1/4/2005    1188.05
1/5/2005    1183.74
1/6/2005    1187.89
1/7/2005    1186.19
1/10/2005   1190.25
1/11/2005   1182.99
1/12/2005    1187.7
1/13/2005   1177.45
1/14/2005   1184.52
1/18/2005   1195.98
1/19/2005   1184.63
1/20/2005   1175.41
1/21/2005   1167.87
1/24/2005   1163.75
1/25/2005   1168.41
1/26/2005   1174.07
1/27/2005   1174.55
1/28/2005   1171.36   Advance estimates of real GDP show rise of 3. 1%
                      (annualized) for 4th quarter'04. Later revised to 3.8%.
1/31/2005   1181.27
2/1/2005    1189.41
2/2/2005    1193.19   Fed raises rates by 1/4 point to 2.50%.
2/3/2005    1189.89
2/4/2005    1203.03
2/7/2005    1201.72
2/8/2005     1202.3
2/9/2005    1191.99
2/10/2005   1197.01
2/11/2005    1205.3
2/14/2005   1206.14
2/15/2005   1210.12
2/16/2005   1210.34
2/17/2005   1200.75
2/18/2005   1201.59
2/22/2005   1184.16   Oil prices close above $50 per barrel for first time since
                      Nov. '04.
2/23/2005    1190.8
2/24/2005    1200.2
2/25/2005   1211.37
2/28/2005    1203.6
3/1/2005    1210.41
3/2/2005    1210.08
3/3/2005    1210.47   Labor Dept. revises '04 worker productivity data to show
                      rise of 4.0% for the year. This sets the average gain for
                      the 3-year period at 4.3%, the strongest 3-year result on
                      record.
3/4/2005    1222.12
3/7/2005    1225.31
3/8/2005    1219.43
3/9/2005    1207.01
3/10/2005   1209.25
3/11/2005   1200.08
3/14/2005   1206.83
3/15/2005   1197.75
3/16/2005   1188.07   Commerce Dept. reports U.S. trade deficit climbed to
3/17/2005   1190.21   record $665.9 billion in '04.

3/18/2005   1189.65
3/21/2005   1183.78
3/22/2005   1171.71   Fed raises rates by 1/4 point to 2.75%.
3/23/2005   1172.53
3/24/2005   1171.42
3/28/2005   1174.28
3/29/2005   1165.36
3/30/2005   1181.41
3/31/2005   1180.59
4/1/2005    1172.92
4/4/2005    1176.12
4/5/2005    1181.39
4/6/2005    1184.07
4/7/2005    1191.14
4/8/2005     1181.2
4/11/2005   1181.21
4/12/2005   1187.76
4/13/2005   1173.79
4/14/2005   1162.05
4/15/2005   1142.62
4/18/2005   1145.98
4/19/2005   1152.78
4/20/2005    1137.5
4/21/2005   1159.95
4/22/2005   1152.12
4/25/2005    1162.1
4/26/2005   1151.74
4/27/2005   1156.38
4/28/2005   1143.22   Advance estimates of real GDP show rise of 3.1%
                      (annualized) for 1st quarter '05. Later revised to 3.8%.
4/29/2005   1156.85
5/2/2005    1162.16
5/3/2005    1161.17   Fed raises rates by 1/4 point to 3.00%.
5/4/2005    1175.65
5/5/2005    1172.63
5/6/2005    1171.35
5/9/2005    1178.84
5/10/2005   1166.22
5/11/2005   1171.11
5/12/2005   1159.36
5/13/2005   1154.05
5/16/2005   1165.69
5/17/2005    1173.8
5/18/2005   1185.56
5/19/2005   1191.08
5/20/2005   1189.28
5/23/2005   1193.86
5/24/2005   1194.07
5/25/2005   1190.01
5/26/2005   1197.62
5/27/2005   1198.78
5/31/2005    1191.5   The euro weakens against the
                      U.S. dollar after French and Dutch voters
6/1/2005    1202.22   reject proposed EU constitution.
6/2/2005    1204.29
6/3/2005    1196.02
6/6/2005    1197.51
6/7/2005    1197.26
6/8/2005    1194.67
6/9/2005    1200.93
6/10/2005   1198.11

6/13/2005   1200.82
6/14/2005   1203.91
6/15/2005   1206.58
6/16/2005   1210.96
6/17/2005   1216.96
6/20/2005    1216.1
6/21/2005   1213.61
6/22/2005   1213.88
6/23/2005   1200.73
6/24/2005   1191.57
6/27/2005   1190.69   Oil prices close above nominal record of $60 per barrel.
6/28/2005   1201.57
6/29/2005   1199.85
6/30/2005   1191.33   Fed raises rates by 1/4 point to 3.25%.
7/1/2005    1194.44
7/5/2005    1204.99
7/6/2005    1194.94
7/7/2005    1197.87   Four suicide bombers attack London subway and bus targets
                      during morning rush hour.
7/8/2005    1211.86
7/11/2005   1219.44
7/12/2005   1222.21
7/13/2005   1223.29
7/14/2005    1226.5
7/15/2005   1227.92
7/18/2005   1221.13
7/19/2005   1229.35
7/20/2005    1235.2
7/21/2005   1227.04   China revalues its currency by removing decade-old peg to
                      the U. S. dollar.
7/22/2005   1233.68
7/25/2005   1229.03
7/26/2005   1231.16
7/27/2005   1236.79
7/28/2005   1243.72
7/29/2005   1234.18   Advance estimates of real GDP show rise of 3.4%
                      (annualized) for 2nd quarter '05. Later revised to 3.3%.
8/1/2005    1235.35
8/2/2005    1244.12
8/3/2005    1245.04   U.S. Treasury announces that it will resume selling
                      30-year bonds in early '06.
8/4/2005    1235.86
8/5/2005    1226.42
8/8/2005    1223.13
8/9/2005    1231.38   Fed raises rates by 1/4 point to 3.50%.
8/10/2005   1229.13
8/11/2005   1237.81
8/12/2005   1230.39
8/15/2005   1233.87
8/16/2005   1219.34
8/17/2005   1220.24
8/18/2005   1219.02
8/19/2005   1219.71
8/22/2005   1221.73
8/23/2005   1217.57
8/24/2005   1209.59
8/25/2005   1212.39
8/26/2005    1205.1
8/29/2005   1212.28   Hurricane Katrina hits U.S. Gulf Coast. New Orleans
                      sustains catastrophic flood damage after levees break.
8/30/2005   1208.41
8/31/2005   1220.33
9/1/2005    1221.59   Hurricane damage to Gulf region refineries and pipelines
                      causes spike in gas prices.
9/2/2005    1218.02

 9/6/2005    1233.39
 9/7/2005    1236.36
 9/8/2005    1231.67
 9/9/2005    1241.48
 9/12/2005   1240.56
 9/13/2005    1231.2
 9/14/2005   1227.16
 9/15/2005   1227.73
 9/16/2005   1237.91
 9/19/2005   1231.02
 9/20/2005   1221.34   Fed raises rates by 1/4 point to 3.75%.
 9/21/2005    1210.2
 9/22/2005   1214.62
 9/23/2005   1215.29
 9/26/2005   1215.63
 9/27/2005   1215.66
 9/28/2005   1216.89
 9/29/2005   1227.68
 9/30/2005   1228.81
 10/3/2005    1226.7
 10/4/2005   1214.47
 10/5/2005   1196.39
 10/6/2005   1191.49
 10/7/2005    1195.9
10/10/2005   1187.33
10/11/2005   1184.87
10/12/2005   1177.68
10/13/2005   1176.84
10/14/2005   1186.57
10/17/2005    1190.1
10/18/2005   1178.14
10/19/2005   1195.76
10/20/2005    1177.8
10/21/2005   1179.59
10/24/2005   1199.38   Ben Bernanke is nominated to succeed Alan Greenspan as
                       chairman of the Federal Reserve.
10/25/2005   1196.54
10/26/2005   1191.38
10/27/2005    1178.9
10/28/2005   1198.41   Advance estimates of real GDP show rise of 3.8%
                       (annualized) for 3rd quarter '05. Later revised to 4.1%.
10/31/2005   1207.01
 11/1/2005   1202.76   Fed raises rates by 1/4 point to 4.00%.
 11/2/2005   1214.76
 11/3/2005   1219.94
 11/4/2005   1220.14
 11/7/2005   1222.81
 11/8/2005   1218.59
 11/9/2005   1220.65
11/10/2005   1230.96
11/11/2005   1234.72
11/14/2005   1233.76
11/15/2005   1229.01
11/16/2005   1231.21
11/17/2005    1242.8
11/18/2005   1248.27
11/21/2005   1254.85
11/22/2005   1261.23
11/23/2005   1265.61
11/25/2005   1268.25
11/28/2005   1257.46

11/29/2005   1257.48
11/30/2005   1249.48
 12/1/2005   1264.67
 12/2/2005   1265.08
 12/5/2005   1262.09
 12/6/2005    1263.7
 12/7/2005   1257.37
 12/8/2005   1255.84
 12/9/2005   1259.37
12/12/2005   1260.43
12/13/2005   1267.43   Fed raises rates by 1/4 point to 4.25%.
12/14/2005   1272.74
12/15/2005   1270.94
12/16/2005   1267.32
12/19/2005   1259.92
12/20/2005   1259.62
12/21/2005   1262.79
12/22/2005   1268.12
12/23/2005   1268.66
12/27/2005   1256.54
12/28/2005   1258.17
12/29/2005   1254.42
12/30/2005   1248.29   S&P 500 closes the year at 1248.29.

(GRAPHIC) Asset Allocation: A Key to Successful Investing

Asset allocation is widely recognized as being a critical element in the financial planning process. Investment representatives generally use asset allocation to help cushion client portfolios from market volatility and reduce overall risk levels. Studies have also shown that historically, asset allocation has been responsible for more than 90% of the variability of a portfolio's return. * In other words, the asset class you choose--for example, stocks, bonds, or cash--can be more important than the individual securities you select.

WHAT IS ASSET ALLOCATION?

When many people hear the term "asset allocation, "they think of an efficient frontier diagram and the work of a pioneering economist, Harry Markowitz. As a 25-year-old student at the University of Chicago in the early 1950s, Markowitz needed a thesis topic. In a chance meeting, a stock broker suggested that he investigate the stock market. Conventional wisdom at that time suggested that investors should select stocks with the highest expected return without taking risk into account.

Markowitz recognized that this approach neglected a key part of the investment equation. The concept of risk was identified as early as 1654 in the work of French mathematician Blaise Pascal, who worked on a system to determine probabilities related to gambling. The concept of risk probability was then studied by British astronomer Edmund Halley, who in 1690 applied it to mortality tables. Halley's work was later used to help sell annuities and insure sailing vessels and their cargoes, which eventually led to the founding of Lloyd's of London.

But it was Markowitz who first rigorously applied the concept of risk to stock portfolios in his 1952 essay "Portfolio Selection. "His research found that diversification is measurably beneficial, and that pairing risky and less risky assets can actually lower portfolio volatility while simultaneously enhancing potential returns. Markowitz's early work laid the foundation for more sophisticated statistical concepts such as mean variance optimization, which became integral to modern portfolio theory.

THE ALLOCATION PROCESS

While the term "asset allocation" is widely used to describe an investment strategy, we believe it is actually a process. Most investment representatives today use asset allocation as part of an overall approach that involves identifying

A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION

                              (PERFORMANCE GRAPH)

1600s

1607        British colony established at Jamestown, Virginia.

1625 Dutch West India Company founds New Amsterdam, which eventually becomes New York City.

1654 Blaise Pascal and Chevalier de Mere develop formulas on risk management to settle gambling winnings.

1690 Edmund Halley, astronomer, develops probability tables to determine life expectancy. This work eventually leads to the creation of Lloyd's of London.

1700s

1713 The first major treatise on probability, written by Jakob Bernoulli, is published posthumously.

1733 Abraham de Moivre discovers the concept of the bell-shaped curve to determine probability distribution.

1754-1763   French and Indian War

1775-1783   American Revolutionary War

1790        First U.S. stock exchange established in Philadelphia.

1800s

1812        First U.S. Treasury notes issued.

1830        Prudent Man Rule rendered by Judge Samuel Putnam.

1846-1848   Mexican-American War

1861-1865   American Civil War

1877        Sir Francis Galton, cousin of Charles Darwin, proposes "Theory of
            Regression to the Mean."

1890        Sherman Antitrust Act passed.

                                                                       (GRAPHIC)

a client's current investments, risk tolerance, portfolio construction, and asset selection, as well as measuring performance.

IN PRACTICE, ASSET ALLOCATION IS OFTEN A MULTISTEP PROCESS:

- Classifying an investor's current investments into their respective asset classes.

- Creating forecasts for each asset class and building a set of model portfolios arranged along a spectrum of risk, often from conservative to aggressive.

- Determining important specific information about the client including their risk tolerance, time horizon, and tax situation.

- Recommending the actual asset class allocation to the client, primarily based on their risk tolerance.

LOOKING AHEAD

The most time-consuming and analytical element of this process centers on asset allocation modeling. This process involves analyzing hundreds of variables, such as long- and short-term economic forecasts; expected returns for different equity styles, sectors, and capitalizations; standard deviations; as well as bond ratings and maturity structures. Each portfolio combination is then tested for risk and return characteristics. But that is not the end of the process.

These multi-asset portfolios are then monitored and adjusted in response to market conditions. Some asset allocation programs make adjustments at specific intervals (monthly or quarterly) back to a predetermined static allocation. At WM Advisors, we reevaluate asset allocations and reallocate assets daily using a forward-looking process based on a longer-term allocation target. WM uses this strategy to construct and monitor its VT Strategic Asset Management (SAM) Portfolios for investors on a daily basis.

Whether you use one of our asset allocation investments or select other funds to apply this discipline, one thing remains clear: asset allocation will continue to be the foundation for many successful investment portfolios.

Note: Asset allocation does not guarantee a profit or protect against a loss.

* Gary P. Brinson, Brian D. Singer, and Gilbert L. Beebower, "Determinants of Portfolio Performance II: An Update," Financial Analysts Journal,
     May/June, 1991. See also Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, "Determinants of Portfolio Performance," Financial Analysts Journal, July/August, 1986.

                              (PERFORMANCE GRAPH)


1900s

1913           Federal Reserve Act passed.

1914-1918      World War I

1919 Richard von Mises publishes paper on probability theory as applied to mass phenomena.

1929           Black Tuesday crash of New York Stock Exchange

1933           Glass-Steagall Act passed.

1934           Securities Exchange Act passed.

1934           Benjamin Graham and David Dodd publish "Security Analysis."

1935           Social Security Act passed.

1938 First stock market index created by Alfred Cowles. This index later becomes the S&P 500.

1939-1945      World War II

1940           Investment Company Act passed.

1950-1953      Korean War

1952 Harry Markowitz publishes "Portfolio Selection," which describes the efficient frontier concept. This essay is considered the basis for modern portfolio theory.

1962           Cuban Missile Crisis

1964-1973      Vietnam War (U.S. involvement)

1976 Roger Ibbotson and Rex Sinquefield publish "Stocks, Bonds, Bills, and Inflation"

1979-1981      Iran Hostage Crisis

1986           Gary Brinson, L. R. Hood, and Gilbert Beebower publish
               "Determinants of Portfolio Performance," which studies the importance of various return components.

1987           Black Monday plunge in Dow Jones Industrial Average

1990 WM Strategic Asset Management (SAM) Portfolios launched as separately managed accounts.

1991           Operation Desert Storm

1996           WM SAM Portfolios become registered mutual funds.

2000s

2001           Attacks on World Trade Center and Pentagon

2003-PRESENT   Operation Iraqi Freedom

2005 WM SAM Portfolios have $11. 8 billion in retail assets under management.**


(GRAPHIC) VT REIT Fund

ANNUAL TOTAL RETURNS(1)
Class 1 shares
(Calendar Year)

2005    9.40%
2004   33.08%

INVESTMENT STRATEGY

The WM VT REIT Fund performed strongly during 2005, propelled by strength in the housing market and relatively low mortgage rates. Yields on 5- and 10-year Treasury notes remained low on a historical basis during the period. Consequently, mortgage rates remained low as well, fueling the ongoing boom in housing and allowing many consumers to utilize low-interest home equity loans. Broadly speaking, these factors resulted in increased demand for real estate investment trust (REIT) securities, which rose along with the broader equity market.

During the period, the Fund benefited from its security selection in industrial/office, retail, and residential REITs. Specific securities that enhanced performance included AvalonBay Communities, Simon Property Group, and Corporate Office Properties Trust. AvalonBay is a residential REIT; Simon Property Group develops regional malls and community shopping centers; and Corporate Office Properties Trust is an office REIT with particular expertise in high security government buildings. The mortgage REIT sector was the worst-performing sector in the REIT universe,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                           1-Year   Since Inception   Inception Date
                           ------   ---------------   --------------
CLASS 1 SHARES              9.40%        27.12%           5/1/03
CLASS 2 SHARES              9.10%        24.18%           8/5/03
NAREIT All REIT Index(2)    8.29%        25.98%

VALUE OF A $10,000 INVESTMENT(1) MAY 1, 20003 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/03. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

          10,000
         VT REIT
 DATE      FUND    NAREIT ALL
------   -------   ----------
Apr-03    10,000     10,000
May-03    10,510     10,612
Jun-03    10,730     10,888
Jul-03    11,340     11,458
Aug-03    11,421     11,508
Sep-03    11,791     11,870
Oct-03    12,061     12,125
Nov-03    12,571     12,673
Dec-03    13,041     13,108
Jan-04    13,631     13,672
Feb-04    13,951     13,971

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                              10,000
DATE                       VT REIT Fund    NAREIT All
----                     ---------------   ----------
Mar-04                        14,740         14,754
Apr-04                        12,640         12,502
May-04                        13,420         13,385
Jun-04                        13,915         13,785
Jul-04                        13,946         13,791
Aug-04                        14,927         14,877
Sep-04                        14,989         14,906
Oct-04                        15,756         15,584
Nov-04                        16,462         16,307
Dec-04                        17,352         17,093
Jan-05                        15,890         15,741
Feb-05                        16,309         16,095
Mar-05                        15,931         15,796
Apr-05                        16,770         16,535
May-05                        17,466         17,127
Jun-05                        18,160         17,932
Jul-05                        19,462         19,110
Aug-05                        18,724         18,298
Sep-05                        18,801         18,279
Oct-05                        18,269         17,780
Nov-05                        19,040         18,552
Dec-05                        18,986         18,511
                         Since Inception   Cumulative
Enter Returns                  89.84          85.11
Check                         18,984         18,511
Difference                     -0.01%          0.00%
Must be within+/-0.20%            OK             OK

                                         (PHOTO) PORTFOLIO MANAGER     (GRAPHIC)
                                                 David W. Simpson, CFA
                                                 WM Advisors, Inc.

and both of the Fund's holdings in this sector (Annaly Mortgage Management and Redwood Trust) were a drag on performance. These REITs hold mortgages in a leveraged portfolio and their performance typically suffers in a flat yield curve environment.

Changes in sector allocations were relatively modest during the period. The Fund added to its holdings in health care REITs as demographic changes--most notably the aging of the Baby Boom generation--could be supportive of activity in health care facilities.

In contrast, the Fund reduced its holdings in residential REITs on potential weakness in the rental market. The Fund also reduced its position in mortgage REITs against the backdrop of an unfavorable interest rate environment.

Looking ahead, we remain encouraged by the prospects for REIT securities. The sector has experienced tremendous appreciation since the Fund's inception. We believe that continued low long-term interest rates and the ongoing availability of low-interest home equity loans may remain supportive of REIT valuations.

However, in our view there is the risk that higher interest rates or a weaker economy may cause a lessening of overall demand for real estate investments.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                                       % of Net Assets   Total Return(4)
                                       ---------------   ---------------
Simon Property Group Inc.                   4.35%             23.38%
Equity Residential                          4.30%             13.41%
AvalonBay Communities Inc.                  4.07%             22.91%
Corporate Office Properties Trust           4.06%             25.44%
Macerich Company                            3.91%             11.50%
Alexandria Real Estate Equities Inc.        3.84%             12.20%
General Growth Properties Inc.              3.80%             35.26%
Kimco Realty Corp.                          3.44%             15.46%
Developers Diversified Realty Corp.         3.40%             11.11%
SL Green Realty Corp.                       3.33%             30.64%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $6.0 billion
Weighted Average P/E
(based on trailing earnings):       29.5
Portfolio Turnover
(for fiscal year):                  25%
Number of Securities:               42
Expense Ratio
(Class 1 shares for fiscal year):   0.89%
Total Net Assets:                   $52.8 million

PORTFOLIO COMPOSITION(3)

                                     As of      As of
                  Asset Class      12/31/05   12/31/04   Change
                  -----------      --------   --------   ------
              Retail                  27%        26%       +1%
              Industrial/Office       24%        26%       -2%
              Residential             11%        13%       -2%
              Common Stocks            7%         7%        0%
(PIE CHART)   Health Care              6%         4%       +2%
              Lodging/Resorts          6%         5%       +1%
              Specialty                5%         6%       -1%
              Diversified              4%         4%        0%
              Self Storage             2%         3%       -1%
              Mortgage/Financial       1%         3%       -2%
              Cash Equivalents         7%         3%       +4%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Equity Income Fund*

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    10.27%
2004    19.12%
2003    30.10%
2002   -12.51%
2001     7.92%
2000    17.19%
1999     2.49%

* As of 8/1/00, the WM VT Bond & Stock Fund became the WM VT Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

INVESTMENT STRATEGY

The WM VT Equity Income Fund performed very strongly during 2005, aided primarily by positions in energy, consumer discretionaries, and materials. While the U. S. economy continued its expansion during the period, higher oil prices and increases in short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

The energy sector was the most significant contributor to Fund performance during the period, due to such holdings as Valero Energy and ConocoPhillips. The consumer discretionary sector also aided returns through positions such as May Department Stores,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                               1-Year   5-Year   Since Inception   Inception Date
                               ------   ------   ---------------   --------------
CLASS 1 SHARES                 10.27%   10.04%        9.42%            4/28/98
CLASS 2 SHARES                  9.97%      --         9.54%             5/1/01
S&P 500/Barra Value Index(2)    6.33%    2.53%        4.26%
S&P 500(2)                      4.91%    0.54%        3.09%

VALUE OF A $10,000 INVESTMENT (1) APRIL 28, 1998 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are 8 calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
          VT EQUITY    S&P 500/BARRA
DATE     INCOME FUND    VALUE INDEX    S&P 500
----     -----------   -------------   -------
Apr-98      10,000         10,000       10,000
May-98       9,800          9,859        9,828
Jun-98       9,821          9,934       10,227
Jul-98       9,550          9,718       10,119
Aug-98       8,777          8,156        8,655

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
          VT EQUITY    S&P 500/BARRA
 DATE    INCOME FUND    VALUE INDEX    S&P 500
 ----    -----------   -------------   -------
Sep-98       9,248         8,652        9,210
Oct-98       9,850         9,329        9,959
Nov-98      10,222         9,815       10,563
Dec-98      10,302        10,159       11,171
Jan-99      10,433        10,365       11,638
Feb-99      10,172        10,142       11,276
Mar-99      10,263        10,449       11,727
Apr-99      10,554        11,350       12,181
May-99      10,605        11,149       11,893
Jun-99      10,732        11,577       12,553
Jul-99      10,571        11,221       12,162
Aug-99      10,330        10,937       12,101
Sep-99      10,099        10,509       11,769
Oct-99      10,230        11,102       12,514
Nov-99      10,422        11,036       12,768
Dec-99      10,562        11,451       13,521
Jan-00      10,240        11,087       12,842
Feb-00      10,180        10,394       12,599
Mar-00      10,804        11,478       13,831
Apr-00      10,773        11,401       13,415
May-00      10,924        11,437       13,140
Jun-00      10,824        10,985       13,463
Jul-00      10,803        11,205       13,253
Aug-00      11,079        11,956       14,076
Sep-00      11,396        11,954       13,333
Oct-00      11,856        12,178       13,277
Nov-00      11,682        11,554       12,231
Dec-00      12,377        12,149       12,291
Jan-01      12,653        12,662       12,727
Feb-01      12,581        11,822       11,566
Mar-01      12,447        11,355       10,834
Apr-01      12,918        12,125       11,676
May-01      13,205        12,253       11,754

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
          VT EQUITY    S&P 500/BARRA
 DATE    INCOME FUND    VALUE INDEX    S&P 500
 ----    -----------   -------------   -------
Jun-01      13,149         11,856       11,469
Jul-01      13,408         11,650       11,356
Aug-01      13,305         10,977       10,645
Sep-01      12,672          9,934        9,785
Oct-01      12,630          9,934        9,972
Nov-01      13,159         10,565       10,737
Dec-01      13,356         10,726       10,831
Jan-02      13,304         10,432       10,673
Feb-02      13,242         10,338       10,467
Mar-02      13,853         10,867       10,861
Apr-02      13,407         10,323       10,203
May-02      13,449         10,364       10,127
Jun-02      12,736          9,710        9,406
Jul-02      11,791          8,660        8,672
Aug-02      12,025          8,720        8,730
Sep-02      10,868          7,723        7,781
Oct-02      11,345          8,365        8,465
Nov-02      12,035          8,953        8,964
Dec-02      11,684          8,488        8,437
Jan-03      11,409          8,255        8,216
Feb-03      11,207          8,031        8,093
Mar-03      11,335          8,020        8,171
Apr-03      12,130          8,813        8,845
May-03      12,873          9,462        9,311
Jun-03      13,112          9,531        9,430
Jul-03      13,233          9,743        9,596
Aug-03      13,430          9,953        9,783
Sep-03      13,551          9,773        9,679
Oct-03      14,163         10,442       10,227
Nov-03      14,415         10,536       10,317
Dec-03      15,202         11,187       10,858
Jan-04      15,585         11,385       11,057
Feb-04      15,991         11,642       11,211

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                     10,000
                   VT EQUITY      S&P 500/BARRA
     DATE         INCOME FUND      VALUE INDEX      S&P 500
     ----       ---------------   -------------   ----------
    Mar-04           16,024           11,562        11,042
    Apr-04           15,619           11,276        10,868
    May-04           15,761           11,406        11,017
    Jun-04           16,216           11,653        11,231
    Jul-04           15,837           11,432        10,859
    Aug-04           16,049           11,555        10,903
    Sep-04           16,428           11,775        11,021
    Oct-04           16,673           11,953        11,189
    Nov-04           17,520           12,536        11,642
    Dec-04           18,110           12,945        12,038
    Jan-05           17,710           12,630        11,744
    Feb-05           18,378           12,859        11,991
    Mar-05           18,133           12,630        11,779
    Apr-05           18,055           12,372        11,555
    May-05           18,590           12,763        11,922
    Jun-05           18,928           12,956        11,939
    Jul-05           19,551           13,364        12,383
    Aug-05           19,404           13,264        12,271
    Sep-05           19,552           13,402        12,370
    Oct-05           19,325           13,167        12,163
    Nov-05           19,924           13,659        12,623
    Dec-05           19,970           13,763        12,627

                Since Inception     Cumulative    Cumulative
ENTER RETURNS        99.64            37.66          26.29

                                           (PHOTO) PORTFOLIO MANAGER   (GRAPHIC)
                                                   Joseph T. Suty, CFA
                                                   WM Advisors, Inc.

which was ultimately taken over by Federated Department Stores. In the aftermath of Hurricane Katrina, materials providers such as Cemex also gained as demand for building materials spiked. In the health care sector, holdings such as Smith & Nephew and Pfizer fell on profitability concerns.

During the period, the Fund made several meaningful changes to its composition. The most notable was a substantial decrease in the Fund's allocation to the consumer discretionary sector. This came as a result of our belief that if consumer spending should slow in the near term, the sector will likely under-perform. The Fund also modestly decreased its holdings in consumer staples and materials. In contrast, the Fund significantly added to its positions in energy, while also adding to its positions in health care and information technology.

While we retain a positive long-term outlook for the equity markets, we believe that their upside will be limited until the Fed stops raising short-term interest rates or oil prices decline meaningfully. With regard to the Fund's positioning, we have begun to shift the Fund to a higher-quality, larger-capitalization bias. This comes as a result of our belief that these holdings will likely outperform smaller, less liquid securities over the course of 2006. We have also begun to trim our holdings in convertible bonds and REITs. Looking forward, our outlook remains especially positive with regard to the energy, technology, and industrial sectors.

TOP 10 HOLDINGS (3) AS OF DECEMBER 31, 2005

                      % of Net Assets   Total Return(4)
                      ---------------   ---------------
Valero Energy Corp.        1.88%            128.98%
Johnson & Johnson          1.82%             -3.37%
ACE Ltd.                   1.79%             27.54%
Wells Fargo & Co.          1.75%              4.49%
AFLAC Inc.                 1.74%             17.78%
GlobalSantaFe Corp.        1.71%             47.59%
HCA Inc.                   1.70%             27.96%
Citigroup Inc.             1.68%              4.64%
Baker Hughes Inc.          1.67%             43.92%
Schlumberger Ltd.          1.63%             46.78%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $68.9 billion
Weighted Average P/E
(based on estimated earnings):      14.6
Beta:                               0.88
Fund Standard Deviation:            8.38
S&P 500 Standard Deviation:         10.43
Portfolio Turnover
(for fiscal year):                  46%
Number of Securities:               138
Expense Ratio
(Class 1 shares for fiscal year):   0.66%
Total Net Assets:                   $279.5 million

PORTFOLIO COMPOSITION (3)

                                             As of      As of
              Asset Class                  12/31/05   12/31/04   Change
              -----------                  --------   --------   ------
              Financials                      25%        25%        0%
              Energy                          12%         8%       +4%
              Health Care                     9%          6%       +3%
              Industrials                     9%          8%       +1%
              Information Technology          9%          6%       +3%
              Consumer Discretionary          6%         14%       -8%
(PIE CHART)   Consumer Staples                6%          7%       -1%
              REITs                           6%          8%       -2%
              Materials                       4%          5%       -1%
              Telecommunication Services      4%          2%       +2%
              Utilities                       3%          4%       -1%
              Convertible Securities          1%          1%        0%
              Corporate Bonds                 1%          2%       -1%
              Cash Equivalents                5%          4%       +1%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Growth & Income Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005     3.30%
2004     9.08%
2003    26.80%
2002   -21.16%
2001    -3.51%
2000     2.36%
1999    18.11%
1998    18.98%
1997    28.50%
1996    21.81%

INVESTMENT STRATEGY

The WM VT Growth & Income Fund performed well during 2005, aided primarily by positions in energy and utilities. While the U.S. economy continued its expansion during the period, higher oil prices and rising short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

Generally speaking, sector allocation benefited Fund returns while stock selection detracted from returns during the period. Positions that hurt performance included cosmetics maker Avon, manufacturer and service provider Tyco, and adult education leader Apollo Group. Avon lost market share in its key North American segment, while

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                 1-Year   5-Year   10-Year   Since Inception   Inception Date
                 ------   ------   -------   ---------------   --------------
CLASS 1 SHARES    3.30%    1.68%     9.36%        10.17%           1/12/94
CLASS 2 SHARES    2.97%      --        --          3.51%           11/6/01
S&P 500(2)        4.91%    0.54%     9.08%        10.52%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 10 from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT GROWTH &
 DATE    INCOME FUND   S&P 500
------   -----------   -------
DEC-95      10,000      10,000
Jan-96      10,327      10,344
Feb-96      10,545      10,443
Mar-96      10,717      10,544
Apr-96      10,950      10,699
May-96      11,075      10,975
Jun-96      10,919      11,020
Jul-96      10,348      10,529
Aug-96      10,698      10,752
Sep-96      11,183      11,357
Oct-96      11,320      11,668
Nov-96      12,249      12,553
Dec-96      12,181      12,307
Jan-97      12,965      13,072
Feb-97      13,008      13,178
Mar-97      12,598      12,629
Apr-97      13,076      13,383
May-97      13,962      14,205
Jun-97      14,321      14,839
Jul-97      15,663      16,017
Aug-97      15,182      15,126
Sep-97      15,876      15,955
Oct-97      15,146      15,422
Nov-97      15,423      16,136
Dec-97      15,654      16,414
Jan-98      15,728      16,596
Feb-98      16,950      17,793
Mar-98      17,589      18,704
Apr-98      17,736      18,893
May-98      17,236      18,568
Jun-98      17,736      19,321
Jul-98      17,000      19,117
Aug-98      14,103      16,352

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT GROWTH &
 DATE    INCOME FUND   S&P 500
------   -----------   -------
Sep-98      15,299      17,401
Oct-98      16,704      18,815
Nov-98      17,791      19,955
Dec-98      18,625      21,105
Jan-99      19,197      21,987
Feb-99      18,781      21,303
Mar-99      19,395      22,155
Apr-99      20,690      23,013
May-99      20,459      22,470
Jun-99      21,490      23,717
Jul-99      20,802      22,977
Aug-99      20,245      22,862
Sep-99      19,736      22,236
Oct-99      20,613      23,643
Nov-99      21,182      24,123
Dec-99      21,999      25,544
Jan-00      20,945      24,262
Feb-00      20,258      23,803
Mar-00      22,414      26,131
Apr-00      22,486      25,344
May-00      22,841      24,825
Jun-00      22,555      25,436
Jul-00      21,838      25,039
Aug-00      23,308      26,594
Sep-00      22,900      25,190
Oct-00      23,541      25,084
Nov-00      21,947      23,107
Dec-00      22,516      23,220
Jan-01      24,418      24,045
Feb-01      23,332      21,852
Mar-01      22,170      20,469
Apr-01      23,281      22,059
May-01      23,849      22,207

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT GROWTH &
 DATE    INCOME FUND   S&P 500
------   -----------   -------
Jun-01      23,331      21,667
Jul-01      23,294      21,455
Aug-01      22,017      20,112
Sep-01      20,197      18,487
Oct-01      20,437      18,840
Nov-01      21,551      20,285
Dec-01      21,727      20,463
Jan-02      20,980      20,165
Feb-02      20,512      19,775
Mar-02      21,587      20,519
Apr-02      20,082      19,275
May-02      20,347      19,133
Jun-02      18,937      17,771
Jul-02      17,383      16,384
Aug-02      17,650      16,493
Sep-02      15,804      14,700
Oct-02      16,988      15,993
Nov-02      17,854      16,935
Dec-02      17,127      15,940
Jan-03      16,809      15,522
Feb-03      16,414      15,289
Mar-03      16,465      15,438
Apr-03      17,802      16,710
May-03      18,820      17,590
Jun-03      19,228      17,815
Jul-03      19,215      18,129
Aug-03      19,459      18,482
Sep-03      19,445      18,286
Oct-03      20,180      19,321
Nov-03      20,439      19,492
Dec-03      21,714      20,513
Jan-04      22,101      20,890
Feb-04      22,448      21,181

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                    10,000
                 VT GROWTH &
 DATE            INCOME FUND     S&P 500
 ----            -----------   ----------
Mar-04              22,073       20,861
Apr-04              22,073       20,533
May-04              22,227       20,815
Jun-04              22,734       21,218
Jul-04              21,809       20,516
Aug-04              22,029       20,598
Sep-04              22,095       20,821
Oct-04              22,108       21,139
Nov-04              22,942       21,995
Dec-04              23,685       22,743
Jan-05              23,332       22,188
Feb-05              23,724       22,654
Mar-05              23,373       22,253
Apr-05              23,034       21,830
May-05              23,594       22,525
Jun-05              23,754       22,556
Jul-05              24,096       23,395
Aug-05              23,911       23,182
Sep-05              23,712       23,370
Oct-05              23,568       22,980
Nov-05              24,555       23,848
Dec-05              24,462       23,856
                  Avg Annual
                    10-Yr      Cumulative
Enter Returns        9.36%       138.58
                   10,000
Check              24,467        23,858
Difference           0.02%         0.01%
Must be within
+/-0.20%             OK            OK

                                         (PHOTO) PORTFOLIO MANAGER       (GRAPH)
                                                 Stephen Q. Spencer, CFA
                                                 WM Advisors, Inc.

Tyco lagged on higher-than-expected raw materials costs. Meanwhile, Apollo Group suffered from slower growth in its older students segment. On the upside, stocks such as Motorola and Hewlett-Packard added to returns as results were generally positive in the large-cap technology area. In the health care sector, generic drug maker Teva Pharmaceutical added significantly to performance.

Changes to sector allocations were relatively modest for the period. The Fund added to its holdings in energy and utilities as oil and gas prices spiked. The Fund also added to its exposure in materials as this sector experienced strong demand in the aftermath of Hurricane Katrina and ongoing demand from China. In contrast, the Fund decreased its holdings in financials as the rise in short-term interest rates made it harder for financial institutions to maintain profit margins. The Fund also decreased its exposure to the consumer discretionary sector as the rise in oil prices and short-term interest rates seemed to threaten consumer demand.

While we retain a positive long-term outlook for the equity markets, we believe that upside potential will be limited until the markets perceive that the Fed is nearly done raising short-term interest rates or oil prices decline meaningfully. We believe it is likely that the economy will experience slower growth in 2006, and that consumers may become cautious in discretionary areas. Against this backdrop, we believe we have positioned the Fund to take advantage of businesses that can demonstrate long-term, organic growth.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                                      % of Net Assets   Total Return(4)
                                      ---------------   ---------------
Carnival Corp.                             3.19%             -5.81%
Bank of America Corp.                      3.13%              2.40%
Allstate Corporation                       2.84%              6.95%
General Electric Co.                       2.83%             -1.44%
Tyco International Ltd.                    2.67%            -18.21%
JPMorgan Chase & Co.                       2.65%              5.76%
Teva Pharmaceutical Industries Ltd.        2.61%             45.39%
Honeywell International Inc.               2.47%              7.54%
GlobalSantaFe Corp.                        2.44%             47.59%
Citigroup Inc.                             2.26%              4.64%

FUND CHARACTERISTICS AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $93.6 billion
Weighted Average P/E
(based on estimated earnings):      15.5
Beta:                               0.89
Fund Standard Deviation:            8.65
S&P 500 Standard Deviation:         10.43
Portfolio Turnover
(for fiscal year):                  24%
Number of Securities:               66
Expense Ratio
(Class 1 shares for fiscal year):   0.77%
Total Net Assets:                   $268.5 million

PORTFOLIO COMPOSITION(3)

                                             As of      As of
              Asset Class                  12/31/05   12/31/04   Change
              -----------                  --------   --------   ------
              Financials                   22%        23%        -1%
              Health Care                  13%        11%        +2%
              Information Technology       13%        14%        -1%
              Industrials                  12%        12%        0%
              Consumer Discretionary       10%        13%        -3%
(PIE CHART)   Energy                       10%         8%        +2%
              Consumer Staples              9%        10%        -1%
              Utilities                     5%         4%        +1%
              Materials                     2%         1%        +1%
              Telecommunication Services    1%         1%         0%
              Cash Equivalents              3%         3%         0%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPH) VT West Coast Equity Fund

ANNUAL TOTAL RETURNS(1)

Class 1 shares
(Calendar Year)

2005     8.57%
2004    13.03%
2003    43.35%
2002   -22.55%
2001     6.88%
2000     6.30%
1999    40.37%

INVESTMENT STRATEGY

During 2005, the WM VT West Coast Equity Fund was primarily impacted by positive trends in technology, health care, and the housing market. While the U.S. economy continued its expansion during the period, higher oil prices and increases in short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

As the housing market continued its historic surge during the period, the Fund benefited substantially from its holdings in building materials, particularly lumber. In the health care sector, the Fund benefited from holdings such as Health Net, a health insurance

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in West Coast companies.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                           1-Year   5-Year   Since Inception   Inception Date
                           ------   ------   ---------------   --------------
CLASS 1 SHARES             8.57%     7.81%        11.94%           4/28/98
CLASS 2 SHARES             8.30%       --          9.39%           11/6/01
Russell 3000(R) Index(2)   6.12%     1.58%         3.65%

VALUE OF A $10,000 INVESTMENT (1) APRIL 28, 1998 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

             10,000
         VT WEST COAST   RUSSELL 3000
 DATE     EQUITY FUND        INDEX
------   -------------   ------------
Apr-98       10,000         10,000
May-98        9,470          9,753
Jun-98        9,290         10,083
Jul-98        8,720          9,899
Aug-98        7,019          8,383

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

             10,000
         VT WEST COAST   RUSSELL 3000
Date      EQUITY FUND        INDEX
----     -------------   ------------
Sep-98        7,689          8,954
Oct-98        8,499          9,634
Nov-98        9,699         10,224
Dec-98       10,938         10,874
Jan-99       11,228         11,243
Feb-99       10,539         10,845
Mar-99       10,859         11,243
Apr-99       11,469         11,751
May-99       11,989         11,527
Jun-99       12,852         12,109
Jul-99       12,902         11,742
Aug-99       12,952         11,609
Sep-99       12,496         11,311
Oct-99       13,125         12,021
Nov-99       13,621         12,357
Dec-99       15,354         13,146
Jan-00       15,232         12,630
Feb-00       17,473         12,748
Mar-00       17,961         13,746
Apr-00       16,734         13,262
May-00       16,115         12,889
Jun-00       17,576         13,271
Jul-00       17,504         13,036
Aug-00       18,992         14,003
Sep-00       17,697         13,369
Oct-00       16,748         13,179
Nov-00       15,311         11,964
Dec-00       16,320         12,165
Jan-01       17,686         12,581
Feb-01       15,983         11,431
Mar-01       15,138         10,686
Apr-01       16,708         11,543
May-01       18,064         11,635

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

             10,000
         VT WEST COAST   RUSSELL 3000
Date      EQUITY FUND        INDEX
----     -------------   ------------
Jun-01       19,731         11,421
Jul-01       18,279         11,233
Aug-01       17,872         10,570
Sep-01       14,612          9,638
Oct-01       15,624          9,862
Nov-01       16,931         10,622
Dec-01       17,442         10,771
Jan-02       17,254         10,637
Feb-02       16,877         10,420
Mar-02       17,870         10,876
Apr-02       17,243         10,305
May-02       16,594         10,186
Jun-02       15,784          9,452
Jul-02       14,092          8,701
Aug-02       13,581          8,742
Sep-02       12,538          7,823
Oct-02       13,347          8,446
Nov-02       14,401          8,957
Dec-02       13,507          8,451
Jan-03       13,304          8,243
Feb-03       13,176          8,107
Mar-03       12,996          8,193
Apr-03       13,976          8,862
May-03       15,380          9,397
Jun-03       15,712          9,524
Jul-03       16,300          9,742
Aug-03       17,047          9,958
Sep-03       16,834          9,850
Oct-03       18,254         10,446
Nov-03       18,681         10,590
Dec-03       19,365         11,074
Jan-04       19,803         11,305
Feb-04       19,941         11,458

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                               10,000
                           VT WEST COAST   RUSSELL 3000
Date                        EQUITY FUND       INDEX
----                      ---------------  ------------
Mar-04                         19,760         11,322
Apr-04                         19,066         11,087
May-04                         19,387         11,248
Jun-04                         20,133         11,472
Jul-04                         19,084         11,038
Aug-04                         19,019         11,084
Sep-04                         19,630         11,254
Oct-04                         19,962         11,439
Nov-04                         21,043         11,971
Dec-04                         21,889         12,397
Jan-05                         21,044         12,067
Feb-05                         21,505         12,333
Mar-05                         21,088         12,124
Apr-05                         20,264         11,861
May-05                         21,259         12,311
Jun-05                         21,599         12,397
Jul-05                         22,741         12,905
Aug-05                         22,741         12,782
Sep-05                         22,891         12,894
Oct-05                         22,644         12,652
Nov-05                         23,948         13,145
Dec-05                         23,764         13,157
                          Since Inception   Cumulative
ENTER RETURNS                  137.71          31.59
CHECK                          23,771         13,159
Difference                       0.03%          0.02%
Must be within +/-0.20%         OK              OK

                                       (PHOTO) PORTFOLIO MANAGER      (GRAPHIC)
                                               Philip M. Foreman, CFA
                                               WM Advisors, Inc.

provider, and Genentech, a biotechnology research company. In contrast, information technology stocks such as Pixelworks, a maker of chips for flat-panel TVs, were particularly harmful to performance.

With regard to sector allocations, the Fund significantly increased its weighting in the health care sector during the period. This resulted from our belief that changes in national health care policy and demographic trends will continue to benefit health care companies. The Fund also increased its allocation to consumer staples on the belief that a slowing economy may result in increased demand for non-discretionary items. In contrast, the Fund substantially reduced its exposure to consumer discretionaries as we believe that a decline in consumer spending may mute demand for the sector going forward.

While we retain a positive long-term outlook for the equity markets, we believe that their upside will be limited until the Fed stops raising short-term interest rates or oil prices decline meaningfully. With regard to the Fund's positioning, we continue to favor companies that benefit from trade with China and Latin America, as well as those that benefit from the growth in the Asian and Hispanic populations on the West Coast. Over the long term, we continue to view the West Coast as the premier hub for U.S. technology and biotech development. Accordingly, we believe we have positioned the Fund to exploit these opportunities.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                          % of Net Assets   Total Return(4)
                          ---------------   ---------------
Wells Fargo & Co.              3.05%              4.49%
Microsoft Corp.                2.71%             -0.95%
Chevron Corp.                  2.15%             11.54%
Boeing Company                 2.11%             38.04%
PACCAR Inc.                    2.08%            -10.45%
Nabors Industries Ltd.         1.97%             47.85%
Franklin Resources Inc         1.71%             39.87%
Amgen Inc.                     1.70%             23.00%
U.S.Bancorp                    1.65%             -0.46%
Costco Wholesale Corp.         1.61%            -11.42%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $44.9 billion
Weighted Average P/E
(based on estimated earnings):      17.5
Beta:                               1.24
Fund Standard Deviation:            12.22
S&P 500 Standard Deviation:         10.43
Portfolio Turnover
(for fiscal year):                  18%
Number of Securities:               154
Expense Ratio
(Class 1 shares for fiscal year):   0.68%
Total Net Assets:                   $140.9 million

PORTFOLIO COMPOSITION (3)

                                             As of      As of
                      Asset Class          12/31/05   12/31/04   Change
                      -----------          --------   --------   ------
              Financials                      17%        19%       -2%
              Health Care                     17%        13%       +4%
              Information Technology          16%        17%       -1%
              Industrials                     15%        16%       -1%
              Consumer Discretionary          13%        17%       -4%
(PIE CHART)   Energy                           7%         6%       +1%
              Consumer Staples                 5%         3%       +2%
              Materials                        3%         4%       -1%
              REITs                            3%         2%       +1%
              Telecommunication Services       1%         1%        0%
              Cash Equivalents                 3%         2%       +1%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05.The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Mid Cap Stock Fund

ANNUAL TOTAL RETURNS(1)
Class 1 shares
(Calendar Year)

2005    13.39%
2004    14.59%
2003    27.73%
2002   -10.35%
2001    11.99%

INVESTMENT STRATEGY

The WM VT Mid Cap Stock Fund performed well during 2005, benefiting most from its positions in energy, technology, and consumer discretionaries. While the U.S. economy continued to grow modestly during the period, increasing short-term interest rates and skyrocketing oil and gas prices put a drag on consumer sentiment. Combined with rising inflation, these factors held the broader markets to small gains in 2005. In the fourth quarter, as the Federal Reserve (the Fed) appeared to get closer to ending its monetary tightening campaign, the equity markets turned positive and posted solid returns. Performance in the mid-cap segment was particularly strong as buyers moved up the capitalization range toward mid- and large-cap holdings.

Individual securities that were particularly helpful to the Fund during the period included Express Scripts, a pharmacy benefits manager; Tesoro, an oil and gas refinery; and AMR, the parent company of American Airlines. Express Scripts rose on increased consumer use of generic drugs and mail-order

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                    1-Year   5-Year   Since Inception   Inception Date
                    ------   ------   ---------------   --------------
CLASS 1 SHARES      13.39%   10.75%        12.57%           5/1/00
CLASS 2 SHARES      13.12%      --         10.11%           5/1/01
S&P MidCap 400(2)   12.55%    8.60%         9.03%

VALUE OF A $10,000 INVESTMENT(1) MAY 1, 2000 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 14 from 4/30/00. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
         VT MID CAP   S&P MIDCAP
 DATE    STOCK FUND       400
 ----    ----------   ----------
Apr-00     10,000       10,000
May-00     10,210        9,875
Jun-00      9,980       10,020
Jul-00     10,150       10,178
Aug-00     10,860       11,314
Sep-00     10,751       11,236
Oct-00     10,951       10,855
Nov-00     10,651       10,036
Dec-00     11,741       10,804
Jan-01     12,171       11,044
Feb-01     12,141       10,414
Mar-01     11,700        9,640
Apr-01     12,350       10,703
May-01     12,780       10,953

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
         VT MID CAP   S&P MIDCAP
 DATE    STOCK FUND       400
------   ----------   ----------
Jun-01     13,188       10,909
Jul-01     13,127       10,746
Aug-01     12,737       10,395
Sep-01     11,487        9,102
Oct-01     11,897        9,504
Nov-01     12,407       10,211
Dec-01     13,148       10,739
Jan-02     12,698       10,683
Feb-02     12,698       10,696
Mar-02     13,469       11,461
Apr-02     13,379       11,407
May-02     13,508       11,214
Jun-02     12,803       10,393
Jul-02     11,870        9,386
Aug-02     11,993        9,433
Sep-02     11,070        8,673
Oct-02     11,387        9,048
Nov-02     11,983        9,572
Dec-02     11,788        9,179
Jan-03     11,583        8,911
Feb-03     11,429        8,699
Mar-03     11,480        8,772
Apr-03     11,881        9,409
May-03     12,794       10,189
Jun-03     12,866       10,318
Jul-03     13,092       10,684
Aug-03     13,431       11,170
Sep-03     13,266       10,999
Oct-03     14,192       11,830
Nov-03     14,594       12,242
Dec-03     15,057       12,449
Jan-04     15,263       12,719
Feb-04     15,695       13,024

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                               10,000
                             VT MID CAP     S&P MIDCAP
 DATE                        STOCK FUND         400
------                       ----------     ----------
Mar-04                         15,541         13,080
Apr-04                         15,396         12,651
May-04                         15,777         12,913
Jun-04                         16,299         13,207
Jul-04                         15,627         12,591
Aug-04                         15,459         12,558
Sep-04                         15,741         12,930
Oct-04                         15,941         13,136
Nov-04                         16,791         13,919
Dec-04                         17,253         14,503
Jan-05                         16,644         14,133
Feb-05                         17,085         14,608
Mar-05                         17,399         14,445
Apr-05                         16,896         13,884
May-05                         17,694         14,719
Jun-05                         18,131         15,061
Jul-05                         18,909         15,852
Aug-05                         18,875         15,676
Sep-05                         18,909         15,796
Oct-05                         18,684         15,457
Nov-05                         19,304         16,212
Dec-05                         19,563         16,324
                          Since Inception   Cumulative
ENTER RETURNS                 95.63           63.24
CHECK                         19,563          16,324
Difference                    0.00%           0.00%
Must be within +/-0.20%         OK              OK

                                             (PHOTO) PORTFOLIO MANAGER (GRAPHIC)
                                                     Daniel R. Coleman
                                                     WM Advisors, Inc.

prescriptions, while Tesoro advanced on the back of higher oil and gas prices. Despite recent troubles in the airline industry, AMR gained on optimism that restructuring efforts would improve its financial outlook. On the downside, Superior Industries, a maker of aluminum wheels, declined due to the general malaise in the U.S. auto industry and manufacturing troubles, and Estee Lauder, a leading cosmetics company, fell after it missed its earnings expectations for two consecutive quarters.

Key additions to the Fund during the fiscal year included Edwards Lifesciences, a maker of heart valves and an innovator in non-invasive surgical procedures;Noble Energy, a leading energy exploration and production company; Network Appliance, a high-end provider of data storage, software, and equipment;and Max Re Capital, a company that provides multiline reinsurance and insurance products.

While our long-term outlook for the equity markets remains positive, we believe that broad upside potential will be limited until the Fed stops raising short-term interest rates and oil prices hold steady or decline. Nevertheless, we continue to view prospects in the mid-cap sector as favorable. In this environment, we believe that security selection will be paramount, and we have therefore redoubled our efforts to find what we believe are good companies in each sector through insightful, bottom-up research. As always, discipline and consistency remain central aspects of our investment process.

TOP 10 HOLDINGS (3) AS OF DECEMBER 31, 2005

                                   % of Net Assets   Total Return(4)
                                   ---------------   ---------------
HCC Insurance Holdings Inc.             3.02%             35.95%
Microchip Technology Inc.               2.78%             22.87%
Fidelity National Financial Inc.        2.44%             20.26%
HNI Corp.                               2.41%             29.29%
Lincoln Electric Holdings Inc.          2.40%             17.31%
Covance Inc.                            2.34%             25.37%
Universal Health Services Inc.          2.33%              5.71%
Valspar Corporation                     2.29%              0.39%
North Fork Bancorporation Inc.          2.23%             -2.03%
Magna International Inc.                2.23%            -10.93%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $5.2 billion
Weighted Average P/E
(based on estimated earnings):      15.0
Beta:                               0.88
Fund Standard Deviation:            9.29
S&P 500 Standard Deviation:         10.43
Portfolio Turnover
(for fiscal year):                  27%
Number of Securities:               64
Expense Ratio
(Class 1 shares for fiscal year):   0.81%
Total Net Assets:                   $111.2 million

PORTFOLIO COMPOSITION (3)

                                             As of      As of
              Asset Class                  12/31/05   12/31/04   Change
              -----------                  --------   --------   ------
              Financials                      20%        18%       +2%
              Industrials                     17%        13%       +4%
              Consumer Discretionary          13%        17%       -4%
              Health Care                     12%         9%       +3%
              Information Technology          11%        12%       -1%
(PIE CHART)   Energy                           8%         8%        0%
              Materials                        5%         5%        0%
              Utilities                        5%         6%       -1%
              Consumer Staples                 2%         3%       -1%
              REITs                            2%         2%        0%
              Telecommunication Services       1%         0%       +1%
              Cash Equivalents                 4%         7%       -3%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Growth Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005     7.41%
2004     8.22%
2003    29.18%
2002   -31.01%
2001   -29.05%
2000   -22.04%
1999    97.09%
1998    59.04%
1997    11.24%
1996    16.15%

INVESTMENT STRATEGY

Salomon Brothers Asset Management Inc, Janus Capital Management, LLC, and OppenheimerFunds, Inc. share management responsibilities for the WM VT Growth Fund.

During 2005, attractive stock valuations and reasonable corporate earnings growth overcame concerns about interest rates, energy prices, and the potential for inflation. While both large-cap and mid-cap equities performed well during the period, mid caps substantially outperformed. Within the mid-cap sector, growth trailed value by a slight margin.

Salomon Brothers reported that the Fund's outperformance was driven by stock selec-tion, while sector allocations detracted from performance relative to the benchmark. Stock selection in the health care and information technology sectors was particularly helpful, with select holdings in the consumer discretionary and consumer staples sectors also adding to returns. Stock selection in the financial sector had a negative effect.

Janus cited strong stock selection in the health care sector as the primary source of the Fund's performance during the period.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                     7.41%   -5.97%    8.78%         10.81%            5/7/93
CLASS 2 SHARES                     7.17%      --       --           1.93%           11/6/01
Russell 1000(R) Growth Index(2)    5.26%   -3.58%    6.73%          8.83%

VALUE OF A $10,000 INVESTMENT 1 DECEMBER 31, 1995 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 16 from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

             10,000       RUSSELL 1000
 DATE    VT GROWTH FUND   GROWTH INDEX
 ----    --------------   ------------
DEC-95       10,000          10,000
Jan-96       10,191          10,335
Feb-96       10,668          10,524
Mar-96       10,745          10,538
Apr-96       11,285          10,815
May-96       11,508          11,192
Jun-96       11,020          11,208
Jul-96       10,214          10,551
Aug-96       10,904          10,823
Sep-96       11,650          11,611
Oct-96       11,259          11,681
Nov-96       11,615          12,558
Dec-96       11,615          12,312
Jan-97       12,180          13,175
Feb-97       11,629          13,086
Mar-97       10,852          12,378
Apr-97       11,041          13,200
May-97       11,817          14,153
Jun-97       12,282          14,719
Jul-97       13,321          16,020
Aug-97       12,626          15,083
Sep-97       13,363          15,825
Oct-97       13,003          15,239
Nov-97       12,952          15,887
Dec-97       12,918          16,065
Jan-98       13,346          16,545
Feb-98       14,587          17,789
Mar-98       15,283          18,499
Apr-98       15,879          18,755
May-98       15,409          18,222
Jun-98       16,871          19,337
Jul-98       16,815          19,209
Aug-98       13,975          16,326

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

             10,000       RUSSELL 1000
 DATE    VT GROWTH FUND   GROWTH INDEX
 ----    --------------   ------------
Sep-98       15,685          17,580
Oct-98       16,227          18,993
Nov-98       17,339          20,439
Dec-98       20,546          22,282
Jan-99       23,275          23,590
Feb-99       22,521          22,512
Mar-99       25,397          23,699
Apr-99       26,710          23,730
May-99       25,241          23,001
Jun-99       27,265          24,611
Jul-99       26,194          23,828
Aug-99       26,898          24,217
Sep-99       28,232          23,708
Oct-99       30,355          25,498
Nov-99       33,749          26,873
Dec-99       40,496          29,667
Jan-00       40,581          28,276
Feb-00       45,560          29,659
Mar-00       46,252          31,782
Apr-00       42,062          30,269
May-00       38,281          28,744
Jun-00       39,402          30,923
Jul-00       38,701          29,633
Aug-00       41,669          32,315
Sep-00       39,594          29,258
Oct-00       37,820          27,874
Nov-00       31,656          23,765
Dec-00       31,573          23,014
Jan-01       33,057          24,605
Feb-01       26,740          20,427
Mar-01       23,911          18,204
Apr-01       28,279          20,507
May-01       27,510          20,206

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000
         VT GROWTH   RUSSELL 1000
 DATE       FUND     GROWTH INDEX
 ----    ---------   ------------
Jun-01     26,451       19,737
Jul-01     24,959       19,244
Aug-01     22,471       17,669
Sep-01     20,316       15,906
Oct-01     20,614       16,741
Nov-01     21,975       18,350
Dec-01     22,406       18,315
Jan-02     21,709       17,991
Feb-02     19,768       17,244
Mar-02     20,381       17,841
Apr-02     19,038       16,385
May-02     18,739       15,989
Jun-02     16,916       14,510
Jul-02     15,522       13,712
Aug-02     15,738       13,753
Sep-02     14,394       12,327
Oct-02     15,721       13,457
Nov-02     16,683       14,188
Dec-02     15,455       13,207
Jan-03     15,123       12,886
Feb-03     14,873       12,827
Mar-03     15,056       13,066
Apr-03     16,316       14,031
May-03     17,228       14,731
Jun-03     17,344       14,935
Jul-03     17,809       15,307
Aug-03     18,355       15,688
Sep-03     17,973       15,520
Oct-03     18,969       16,392
Nov-03     19,201       16,564
Dec-03     19,963       17,137
Jan-04     20,360       17,487
Feb-04     20,427       17,599

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                       10,000       RUSSELL 1000
     DATE         VT GROWTH FUND    GROWTH INDEX
     ----        ----------------   ------------
    Mar-04            20,246           17,271
    Apr-04            19,798           17,071
    May-04            20,147           17,389
    Jun-04            20,527           17,606
    Jul-04            19,616           16,611
    Aug-04            19,449           16,530
    Sep-04            19,797           16,687
    Oct-04            20,130           16,947
    Nov-04            20,877           17,530
    Dec-04            21,607           18,217
    Jan-05            21,026           17,611
    Feb-05            21,192           17,797
    Mar-05            20,893           17,473
    Apr-05            20,578           17,141
    May-05            21,673           17,971
    Jun-05            21,356           17,905
    Jul-05            22,591           18,780
    Aug-05            22,358           18,538
    Sep-05            22,459           18,623
    Oct-05            22,225           18,443
    Nov-05            23,292           19,237
    Dec-05            23,208           19,178
                 Avg Annual 10-Yr    Cumulative
ENTER RETURNS           8.78%           91.79
                      10,000
    CHECK             23,200           19,179
  Difference           -0.03%            0.01%
Must be within
   +/-0.20%               OK               OK

PORTFOLIO MANAGERS
Alan Blake, CFA        E.Marc Pinto, CFA William L.Wilby, CFA & (GRAPHIC)
Salomon Brothers Asset Janus Capital     Marc L.Baylin, CFA
Management Inc         Management, LLC   OppenheimerFunds, Inc.

Meanwhile, the Fund's holdings in industrials, technology, and consumer discretionaries dragged on returns. Among the top individual contributors to performance were Motorola and Texas Instruments. Diversified electronics manufacturer Motorola continued to enjoy strong growth in its resurgent cellular handset business, while Texas Instruments, a key supplier of semiconductor chips to Motorola and other handset industry leaders, also benefited from healthy end-market demand.

Oppenheimer noted that holdings in the health care and energy sectors were particularly helpful to returns. In health care, Genentech and Amgen were top gainers. Top contributors in the energy sector included major integrated oil and gas companies such as ExxonMobil, and oil service providers such as Schlumberger. On the downside, performance suffered from the Fund's failure to hold some of the market's better-performing consumer staples stocks, an area in which Oppenheimer found few attractive growth-oriented investment opportunities.

While both Oppenheimer and Salomon Brothers are optimistic about prospects for the equity markets in 2006, Janus is not so sanguine. Oppenheimer and Salomon Brothers both point to positive economic data and strong corporate balance sheets as evidence that equity markets may rise significantly going forward. In contrast, Janus has taken a more subdued outlook, choosing to concentrate on stock selection in a slower-growth environment. Each firm remains committed to its core investment discipline and philosophy.

TOP 10 HOLDINGS (3) AS OF DECEMBER 31, 2005

                         % of Net Assets   Total Return(4)
                         ---------------   ---------------
General Electric Co.          3.31%             -1.44%
Amgen Inc.                    3.08%             23.00%
Genentech Inc.                2.74%             70.16%
Yahoo! Inc.                   2.72%              3.99%
Home Depot Inc.               2.71%             -4.36%
Microsoft Corp.               2.66%             -0.95%
Procter & Gamble Co.          2.57%              7.20%
Motorola Inc.                 2.38%             32.53%
Texas Instruments Inc.        2.29%             30.88%
Medtronic Inc.                2.23%             16.77%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $82.9 billion
Weighted Average P/E
(based on estimated earnings):      20.0
Beta:                               1.06
Fund Standard Deviation:            10.00
S&P 500 Standard Deviation:         10.43
Portfolio Turnover
(for fiscal year):                  81%
Number of Securities:               141
Expense Ratio
(Class 1 shares for fiscal year):   0.87%
Total Net Assets:                   $272.8 million

PORTFOLIO COMPOSITION(3)

                                             As of      As of
              Asset Class                  12/31/05   12/31/04   Change
              -----------                  --------   --------   ------
              Information Technology          28%        24%       +4%
              Health Care                     19%        18%       +1%
              Consumer Discretionary          18%        18%        0%
              Financials                      10%        10%        0%
(PIE CHART)   Consumer Staples                 8%         7%       +1%
              Industrials                      5%        12%       -7%
              Energy                           4%         4%        0%
              Materials                        2%         2%        0%
              Telecommunication Services       1%         1%        0%
              Cash Equivalents                 5%         4%       +1%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Small Cap Value Fund

(GRAPHIC)

INVESTMENT STRATEGY

During 2005, the WM VT Small Cap Value Fund was impacted primarily by rising oil prices, increases in short-term interest rates, and investors'willingness to take on greater risk in the equity markets. The economy grew at a solid pace during the period, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. Broadly speaking, these forces combined to create reasonably strong returns in the equity markets, including the small-cap value space.

On a sector basis, the Fund benefited substantially from its holdings in energy, which rose on the back of high oil and gas prices. The Fund also gained from its exposure to the materials sector, which continued to experience strong demand from China. On

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                 1-Year   Since Inception   Inception Date
                                 ------   ---------------   --------------
CLASS 1 SHARES                    4.97%        16.35%           5/3/04
CLASS 2 SHARES                      --          1.14%           7/1/05
Russell 2000(R) Value Index(2)    4.71%        15.01%

VALUE OF A $10,000 INVESTMENT(1) MAY 3, 2004 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 18 from 4/30/04. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                    10,000
                 VT SMALL CAP   RUSSELL 2000
DATE              VALUE FUND     VALUE INDEX
----             ------------   ------------
Mar-04
Apr-04              10,000         10,000
May-04               9,840         10,121
Jun-04              10,260         10,635
Jul-04              10,180         10,146
Aug-04              10,280         10,245
Sep-04              10,820         10,651
Oct-04              11,050         10,816
Nov-04              12,020         11,776
Dec-04              12,270         12,057
Jan-05              12,090         11,590
Feb-05              12,430         11,821
Mar-05              12,489         11,578
Apr-05              12,070         10,980
May-05              12,420         11,650
Jun-05              12,724         12,165
Jul-05              13,314         12,857
Aug-05              13,045         12,561
Sep-05              12,735         12,540
Oct-05              12,071         12,225
Nov-05              12,610         12,722
Dec-05              12,880         12,624
                     Since
                   Inception     Cumulative
ENTER RETURNS        28.80          26.25
     CHECK          12,880         12,625
  Difference         0.00%          0.01%
Must be within
     +/-0.20%         OK             OK

                                          (PHOTO) PORTFOLIO MANAGER    (GRAPHIC)
                                                  David W.Simpson, CFA
                                                  WM Advisors, Inc.

the downside, the Fund's exposure to the consumer discretionary sector detracted from returns, as did its exposure to some airlines, although other airline holdings performed well. Several of the Fund's consumer discretionary holdings fell on slowing consumer demand.

During the period, the Fund significantly increased its exposure to consumer discretionary holdings on the belief that valuations in the sector appeared attractive. While the Fund trimmed its exposure to the energy sector, it remained overweighted versus its benchmark. Meanwhile, the Fund retained its underweighting in the financial sector, as the flattening yield curve appeared to make it more difficult for financial firms to sustain growth.

Looking forward, we are somewhat concerned that rising short-term interest rates and increased energy prices will challenge the U.S. consumer during 2006. For the past few years, consumers have enjoyed historically low interest rates, and many have been able to refinance their mortgages and draw on home equity lines of credit. If these dynamics were to change for the worse, consumer spending could be impacted significantly. This in turn could lead to a slowdown in the economy, given that consumer spending currently constitutes about two-thirds of gross domestic product. In this scenario, small-cap value equities would likely experience slower growth than in 2005.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                              % of Net Assets   Total Return(4)
                              ---------------   ---------------
Kingsgate Consolidated Ltd.        2.70%             92.94%
New Flyer Industries Inc.          2.58%             -1.57%
AMR Corp.                          2.31%            103.41%
Movie Gallery Inc.                 2.14%            -70.57%
Metal Management Inc.              2.12%            -12.37%
Cimarex Energy Co.                 2.09%             31.45%
Randgold Resources Ltd.            2.00%             41.38%
Minara Resources Ltd.              1.93%              8.21%
Continental Airlines Inc.          1.88%             57.51%
Tenneco Inc.                       1.88%             13.79%

FUND CHARACTERISTICS AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                  $1.0 billion
Weighted Average P/E
(based on estimated earnings):   13.0
Portfolio Turnover
(for fiscal year):               59%
Number of Securities:            79
Expense Ratio
(Class 1 shares for fiscal       0.97%
year):
Total Net Assets:                $38.4 million

PORTFOLIO COMPOSITION(3)

                                             As of      As of
              Asset Class                  12/31/05   12/31/04   Change
              -----------                  --------   --------   ------
              Industrials                     15%        13%       +2%
              Consumer Discretionary          13%         7%       +6%
              Financials                      13%        10%       +3%
              Materials                       12%        10%       +2%
(PIE CHART)   Information Technology          10%        11%       -1%
              Energy                           9%        12%       -3%
              Consumer Staples                 8%         8%        0%
              Health Care                      5%         7%       -2%
              REITs                            5%         6%       -1%
              Options                          3%         3%        0%
              Telecommunication Services       3%         3%        0%
              Utilities                        1%         1%        0%
              Cash Equivalents                 3%         9%       -6%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Small Cap Growth Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    -1.73%
2004     4.68%
2003    71.40%
2002   -47.15%
2001   -12.73%
2000   -10.58%
1999    71.09%
1998     8.09%
1997    12.59%
1996    10.04%

INVESTMENT STRATEGY

Delaware Management Company and Oberweis Asset Management, Inc. share management responsibilities for the WM VT Small Cap Growth Fund.

During 2005, attractive stock valuations and reasonable corporate earnings growth overcame concerns about interest rates, energy prices, and the potential for inflation. While both large-cap and small-cap equities performed well during the period, small caps outperformed. Within the small-cap sector, growth slightly trailed value.

Oberweis cited stock selection in the health care and consumer discretionary sectors as the primary contributors to Fund performance during the period. On an individual security basis, top performers included aQuantive, Ceradyne, and LCA-Vision. Online advertising agency aQuantive rose on increasing revenues in the online ad space. Ceradyne, which develops products using advanced technical ceramics, gained on increasing orders from the U.S. Army for items such as lightweight body armor. LCA-Vision rose due to increasing volumes of laser refractive eye surgeries in the U.S. and Canada. Top detractors included Tessera Technologies

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                    -1.73%   -4.05%    5.22%          7.19%           1/12/94
CLASS 2 SHARES                    -2.05%      --       --          -2.35%           5/1/01
Russell 2000(R) Growth Index(2)    4.15%    2.28%    4.69%          6.04%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 20 from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT SMALL CAP   RUSSELL 2000
 DATE     GROWTH FUND   GROWTH INDEX
 ----    ------------   ------------
DEC-95       10,000         10,000
Jan-96        9,854          9,917
Feb-96       10,422         10,369
Mar-96       11,105         10,575
Apr-96       11,433         11,387
May-96       11,906         11,971
Jun-96       11,460         11,193
Jul-96       10,030          9,826
Aug-96       10,838         10,553
Sep-96       11,265         11,097
Oct-96       10,943         10,618
Nov-96       11,048         10,914
Dec-96       11,002         11,126
Jan-97       10,636         11,405
Feb-97       10,374         10,716
Mar-97        9,648          9,959
Apr-97        9,700          9,844
May-97       10,816         11,323
Jun-97       11,365         11,707
Jul-97       11,429         12,306
Aug-97       11,548         12,676
Sep-97       12,317         13,687
Oct-97       12,111         12,865
Nov-97       12,223         12,558
Dec-97       12,389         12,566
Jan-98       12,254         12,399
Feb-98       13,324         13,494
Mar-98       13,894         14,060
Apr-98       13,806         14,146
May-98       12,808         13,118
Jun-98       12,847         13,251
Jul-98       11,920         12,145
Aug-98        9,379          9,342

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT SMALL CAP   RUSSELL 2000
 DATE     GROWTH FUND   GROWTH INDEX
------   ------------   ------------
Sep-98      10,196         10,289
Oct-98      10,967         10,826
Nov-98      12,141         11,666
Dec-98      13,371         12,722
Jan-99      13,224         13,295
Feb-99      11,985         12,078
Mar-99      11,920         12,508
Apr-99      12,453         13,613
May-99      13,333         13,634
Jun-99      14,397         14,353
Jul-99      14,816         13,910
Aug-99      14,564         13,389
Sep-99      14,851         13,648
Oct-99      15,604         13,997
Nov-99      18,068         15,477
Dec-99      22,874         18,204
Jan-00      24,620         18,034
Feb-00      32,870         22,231
Mar-00      29,188         19,894
Apr-00      23,304         17,885
May-00      21,402         16,318
Jun-00      26,248         18,427
Jul-00      25,035         16,847
Aug-00      27,652         18,620
Sep-00      25,890         17,694
Oct-00      24,205         16,258
Nov-00      20,351         13,305
Dec-00      20,453         14,120
Jan-01      23,644         15,262
Feb-01      19,102         13,169
Mar-01      16,013         11,972
Apr-01      18,386         13,438
May-01      19,598         13,749

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000
         VT SMALL CAP   RUSSELL 2000
 DATE     GROWTH FUND   GROWTH INDEX
------   ------------   ------------
Jun-01      21,838         14,125
Jul-01      18,289         12,920
Aug-01      17,033         12,112
Sep-01      12,793         10,159
Oct-01      14,363         11,136
Nov-01      16,467         12,066
Dec-01      17,849         12,818
Jan-02      16,044         12,361
Feb-02      14,302         11,562
Mar-02      16,170         12,566
Apr-02      13,893         12,295
May-02      12,276         11,576
Jun-02      11,237         10,594
Jul-02       9,244          8,966
Aug-02       8,866          8,961
Sep-02       8,316          8,314
Oct-02       9,296          8,735
Nov-02      10,636          9,600
Dec-02       9,433          8,938
Jan-03       9,554          8,695
Feb-03       9,124          8,463
Mar-03       8,969          8,591
Apr-03       9,948          9,403
May-03      11,735         10,463
Jun-03      11,924         10,665
Jul-03      12,817         11,471
Aug-03      13,522         12,087
Sep-03      13,609         11,781
Oct-03      15,395         12,799
Nov-03      15,739         13,217
Dec-03      16,168         13,276
Jan-04      17,439         13,973
Feb-04      17,371         13,952

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                               10,000
                            VT SMALL CAP     RUSSELL 2000
          DATE               GROWTH FUND     GROWTH INDEX
          ----            ----------------   ------------
         Mar-04                17,251           14,018
         Apr-04                16,049           13,314
         May-04                15,946           13,579
         Jun-04                16,220           14,031
         Jul-04                14,021           12,771
         Aug-04                13,935           12,496
         Sep-04                14,657           13,188
         Oct-04                14,967           13,508
         Nov-04                15,929           14,649
         Dec-04                16,926           15,175
         Jan-05                16,152           14,492
         Feb-05                15,826           14,691
         Mar-05                14,779           14,140
         Apr-05                13,593           13,241
         May-05                14,693           14,174
         Jun-05                15,312           14,632
         Jul-05                16,446           15,655
         Aug-05                16,222           15,434
         Sep-05                16,498           15,556
         Oct-05                16,155           14,980
         Nov-05                16,911           15,828
         Dec-05                16,635           15,805
                          Avg Annual 10-Yr    Cumulative
                                5.22%            58.07
     ENTER RETURNS             10,000           15,807
         CHECK                 16,633
       Difference              -0.01%            0.01%
Must be within +/-0.20%          OK               OK

       PORTFOLIO MANAGERS
       Emerging Growth Team        James W. Oberweis, CFA
       Delaware Management Company Oberweis Asset Management, Inc. (GRAPHIC)

and Able Laboratories. Tessera was hurt by weakness in semiconductor manufacturing, while Able Laboratories plunged as it was forced to recall all of its manufactured drugs in the U.S.

Delaware cited strong stock selection in the health care, technology, and consumer discretionary sectors as particularly helpful to performance. Top gainers included Amylin Pharmaceuticals, Animas, SiRF Technology Holdings, and Hibbett Sporting Goods. In contrast, sector allocation generally detracted from returns. Specifically, the Fund's under-weighting in the energy sector was problematic.

Looking forward, Oberweis expects global growth to be positive in 2006 and believes that corporate earnings will grow at an above-average rate. However, they anticipate that international equities may outperform U.S. equities, and they expect the dollar to decline against the euro and yen. In their view, large-cap stocks are more attractively valued than small-cap stocks. Growth appears significantly undervalued relative to value at all market capitalization ranges.

Delaware enters 2006 fairly optimistic about the overall economy and the potential for positive stock performance. In their view, an end to Federal Reserve interest rate increases and a leveling in energy prices could establish a solid operating environment for many businesses, leading to continued sales and profit growth. The firm is comfortable with its current Fund weightings and believes that the Fund will be able to participate in a strong market environment. Changes in Fund positioning throughout the past year have reduced its sensitivity to the over- or underperformance of any particular sector.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                              % of Net Assets   Total Return(4)
                              ---------------   ---------------
Euronet Worldwide Inc.             1.94%              6.86%
Ceradyne Inc.                      1.82%             14.88%
Coach Inc.                         1.77%             18.28%
United Therapeutics Corp.          1.71%             53.27%
Focus Media Holding Ltd.           1.55%             98.65%
Hibbett Sporting Goods Inc.        1.45%             60.75%
Kos Pharmaceuticals Inc.           1.34%             37.55%
aQuantive Inc.                     1.29%            183.13%
Urban Outfitters Inc.              1.25%             14.05%
Carrizo Oil & Gas Inc.             1.21%            119.05%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
   Capitalization:                     $1.3 billion
Weighted Average P/E
   (based on estimated earnings):      24.0
Beta:                                  1.91
Fund Standard Deviation:               21.16
S&P 500 Standard Deviation:            10.43
Portfolio Turnover
   (for fiscal year):                  172%
Number of Securities:                  163
Expense Ratio
   (Class 1 shares for fiscal year):   1.11%
Total Net Assets:                      $46.4 million

PORTFOLIO COMPOSITION(3)

                                               As of      As of
              Asset Class                    12/31/05   12/31/04   Change
              -----------                    --------   --------   ------
              Health Care                       25%        21%       +4%
              Consumer Discretionary            14%        16%       -2%
              Industrials                       13%        12%       +1%
              Communications Equipment           7%         4%       +3%
              Energy                             7%         3%       +4%
              Internet Software & Services       7%         8%       -1%
              Semiconductors &
(PIE CHART)      Semiconductor Equipment         6%         2%       +4%
              Financials                         5%         8%       -3%
              Software                           5%        11%       -6%
              IT Services                        3%         2%       +1%
              Computers & Peripherals            2%         1%       +1%
              Consumer Staples                   2%         4%       -2%
              REITs                              1%         0%       +1%
              Telecommunication Services         1%         1%        0%
              Electronic Equipment &
                 Instruments                     0%         4%       -4%
              Materials                          0%         2%       -2%
              Cash Equivalents                   2%         1%       +1%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT International Growth Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    17.87%
2004    13.60%
2003    35.51%
2002   -15.71%
2001   -17.78%
2000   -19.84%
1999    51.96%
1998     5.20%
1997    -2.64%
1996     9.04%

INVESTMENT STRATEGY

Non-U.S. stocks rallied in the fourth quarter of 2005, capping off a strong year. Markets in Europe and Japan showed improvement, while growth remained healthy in the U.S. and in many emerging markets. The Eurozone economy advanced against a political backdrop of social unrest in France and the formation of a tenuous coalition government in Germany. Meanwhile, Japan's Nikkei 225 Index closed the year at its highest level since September 2000 as optimism about an economic resurgence in Japan continued to build. Sentiment toward technology shares improved with better-than-expected earnings, weakness in the yen, and buoyant U.S. consumer spending.

The WM VT International Growth Fund outperformed the MSCI EAFE Index during the year, primarily due to strong stock selection in the information technology, financial, consumer discretionary, and energy sectors. Japan was by far the dominant market in 2005, and the Fund benefited from both an overweighting to Japan and strong stock selection. Within technology, we emphasized companies gaining market share such as SOFTBANK and semiconductor equipment

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                17.87%    4.69%    5.52%          6.05%            5/7/93
CLASS 2 SHARES                17.59%      --       --          11.65%           11/6/01
Morgan Stanley Capital
International EAFE Index(2)   14.02%    4.94%    6.18%          7.08%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated 22 from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                            MORGAN STANLEY
              10,000            CAPITAL
         VT INTERNATIONAL   INTERNATIONAL
 DATE       GROWTH FUND       EAFE INDEX
------   ----------------   --------------
DEC-95        10,000            10,000
Jan-96        10,322            10,043
Feb-96        10,289            10,079
Mar-96        10,396            10,296
Apr-96        10,545            10,598
May-96        10,528            10,405
Jun-96        10,618            10,466
Jul-96        10,142            10,163
Aug-96        10,259            10,187
Sep-96        10,511            10,460
Oct-96        10,426            10,355
Nov-96        10,921            10,770
Dec-96        10,904            10,634
Jan-97        10,954            10,264
Feb-97        11,021            10,434
Mar-97        10,929            10,475
Apr-97        11,155            10,532
May-97        11,833            11,220
Jun-97        12,349            11,842
Jul-97        12,731            12,036
Aug-97        11,631            11,139
Sep-97        12,254            11,765
Oct-97        10,947            10,864
Nov-97        10,601            10,756
Dec-97        10,618            10,852
Jan-98        10,730            11,352
Feb-98        11,441            12,083
Mar-98        12,064            12,457
Apr-98        12,367            12,558
May-98        12,272            12,500
Jun-98        11,881            12,598
Jul-98        11,940            12,729
Aug-98        10,352            11,154

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                            MORGAN STANLEY
             10,000             CAPITAL
         VT INTERNATIONAL    INTERNATIONAL
DATE        GROWTH FUND       EAFE INDEX
----     ----------------   --------------
Sep-98         9,823            10,815
Oct-98        10,332            11,945
Nov-98        10,910            12,561
Dec-98        11,170            13,059
Jan-99        11,314            13,024
Feb-99        10,968            12,717
Mar-99        11,419            13,251
Apr-99        11,852            13,790
May-99        11,371            13,083
Jun-99        12,149            13,595
Jul-99        12,688            14,003
Aug-99        12,881            14,058
Sep-99        13,170            14,203
Oct-99        13,777            14,738
Nov-99        14,846            15,254
Dec-99        16,973            16,625
Jan-00        16,106            15,571
Feb-00        16,694            15,993
Mar-00        17,098            16,617
Apr-00        16,299            15,746
May-00        15,491            15,365
Jun-00        16,397            15,969
Jul-00        15,520            15,303
Aug-00        15,840            15,439
Sep-00        14,593            14,690
Oct-00        13,935            14,347
Nov-00        13,376            13,812
Dec-00        13,605            14,306
Jan-01        13,934            14,299
Feb-01        12,718            13,228
Mar-01        12,070            12,352
Apr-01        13,187            13,218
May-01        12,629            12,762

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                            MORGAN STANLEY
              10,000            CAPITAL
         VT INTERNATIONAL    INTERNATIONAL
DATE        GROWTH FUND       EAFE INDEX
----     ----------------   --------------
Jun-01        12,042            12,245
Jul-01        11,670            12,024
Aug-01        11,297            11,722
Sep-01         9,894            10,537
Oct-01        10,376            10,806
Nov-01        11,012            11,205
Dec-01        11,187            11,272
Jan-02        10,673            10,674
Feb-02        10,771            10,750
Mar-02        11,428            11,337
Apr-02        11,416            11,418
May-02        11,460            11,573
Jun-02        10,891            11,117
Jul-02         9,805            10,021
Aug-02         9,661            10,001
Sep-02         8,642             8,930
Oct-02         9,340             9,411
Nov-02         9,928             9,839
Dec-02         9,429             9,509
Jan-03         9,052             9,113
Feb-03         8,841             8,904
Mar-03         8,553             8,736
Apr-03         9,396             9,602
May-03         9,927            10,193
Jun-03        10,161            10,445
Jul-03        10,554            10,699
Aug-03        10,868            10,959
Sep-03        11,060            11,299
Oct-03        11,823            12,004
Nov-03        11,980            12,273
Dec-03        12,777            13,233
Jan-04        12,911            13,421
Feb-04        13,136            13,733

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                                             MORGAN STANLEY
                               10,000            CAPITAL
                          VT INTERNATIONAL    INTERNATIONAL
 DATE                        GROWTH FUND       EAFE INDEX
 ----                     ----------------   --------------
Mar-04                         13,214            13,816
Apr-04                         12,788            13,515
May-04                         12,799            13,573
Jun-04                         12,935            13,875
Jul-04                         12,503            13,427
Aug-04                         12,617            13,489
Sep-04                         12,810            13,844
Oct-04                         13,208            14,317
Nov-04                         13,958            15,299
Dec-04                         14,515            15,971
Jan-05                         14,197            15,679
Feb-05                         14,742            16,359
Mar-05                         14,356            15,955
Apr-05                         13,981            15,598
May-05                         14,015            15,621
Jun-05                         14,183            15,835
Jul-05                         14,681            16,321
Aug-05                         15,317            16,739
Sep-05                         15,894            17,487
Oct-05                         15,583            16,978
Nov-05                         16,022            17,398
Dec-05                         17,108            18,209
                          Avg Annual 10-Yr     Cumulative
ENTER RETURNS                    5.52%            82.09
                               10,000
CHECK                          17,114            18,209
Difference                       0.03%             0.00%
Must be within +/-0.20%          OK                OK

                                        PORTFOLIO MANAGER              (GRAPHIC)
                                        International Equity Team
                                        Capital Guardian Trust Company

companies like Samsung Electronics and Taiwan Semiconductor. Within the financial sector, the Fund's many Japanese holdings such as Sumitomo Mitsui, Mitsubishi Estate, and Orix Corporation were among the top overall contributors for the year. The biggest detractors came from the telecommunication services sector (Vodafone) as well as the materials sector. From a country standpoint, stock selection in Switzerland was the largest detractor (Swisscom AG).

The Fund increased its exposure to the information technology sector during the year to finish the period with a weighting slightly double that of the MSCI EAFE Index. The Fund was also overweighted in the telecommunication services sector, though that overweighting shrank when compared to a year ago. Most of the other major sectors were underweighted relative to the index, with the sole exception of the financial sector (the largest component of the index), where the Fund was just below index weight.

We expect that the recovery in the Eurozone will continue into 2006 and that slightly higher short-term interest rates will not be an impediment to economic growth. Any additional tightening by the European Central Bank is expected to be limited, as economic growth is unlikely to be very strong and globalization will continue to constrain inflation by keeping labor costs and consumer goods prices in check. In Japan, the fundamentals for consumer-oriented companies are improving and the weak yen is helping exporters. Japanese financials have spent years cleaning up bad loans and restructuring, and they are now benefiting from the view that deflation will end, interest rates will normalize, and loan activity will pick up.

TOP 10 HOLDINGS(3) AS OF DECEMBER 31, 2005

                                       % of Net Assets   Total Return(4)
                                       ---------------   ---------------
SOFTBANK Corp.                              2.80%            160.33%
Sumitomo Mitsui Financial Group Inc.        2.55%             46.26%
Mitsubishi UFJ Financial Group Inc.         2.50%             34.73%
Vodafone Group PLC                          2.45%            -17.90%
Royal Bank of Scotland Group PLC            2.04%             -7.19%
Mitsubishi Estate Co.Ltd.                   1.90%             78.39%
Royal Dutch Shell PLC (A shares)            1.85%             18.03%
BNP Paribas SA                              1.67%             15.37%
AstraZeneca PLC                             1.60%             37.22%
Novartis AG                                 1.58%              5.86%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Market
Capitalization:                     $ 46.2 billion
Weighted Average P/E
(based on trailing earnings):         19.4
Beta:                                 1.03
Fund Standard Deviation:             11.64
S&P 500 Standard Deviation:          10.43
Portfolio Turnover
(for fiscal year):                      32%
Number of Securities:                  240
Expense Ratio
(Class 1 shares for fiscal year):     1.11%
Total Net Assets:                   $110.1 million

GEOGRAPHIC BREAKDOWN(3)

                                   As of      As of
              Country            12/31/05   12/31/04   Change
              -------            --------   --------   ------
              Japan                 33%        23%      +10%
              United Kingdom        16%        17%       -1%
              France                 8%        10%       -2%
              Switzerland            8%        10%       -2%
              Germany                6%         6%        0%
(PIE CHART)   Netherlands            5%        10%       -5%
              Canada                 4%         4%        0%
              Spain                  4%         4%        0%
              Australia              2%         3%       -1%
              South Korea            2%         1%       +1%
              Other Countries       10%        10%        0%
              Cash Equivalents       2%         2%        0%

(3)  May not reflect the current portfolio composition.

(4) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 12/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC) VT Short Term Income Fund

ANNUAL TOTAL RETURNS(1)
Class 1 shares
(Calendar Year)

2005   1.64%
2004   2.07%
2003   5.52%
2002   6.26%
2001   8.15%
2000   8.23%
1999   2.89%
1998   5.28%
1997   5.90%
1996   3.74%

INVESTMENT STRATEGY

During 2005, the WM VT Short Term Income Fund's performance was most influenced by the actions of the Federal Reserve (the Fed). Continuing with the course it began in June 2004, the Fed raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. In the balance of its policy statements, the Fed acknowledged the inflationary risks posed by short-term price spikes in energy and other consumer goods, but remained confident that long-term inflation would be muted. Short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions.

On a broad basis, the rise in short-term interest rates hurt Fund performance during the period. Helping offset this, the Fund gained from its positions in health care, REITs, and mortgage-backed securities (MBS), including collateralized mortgage obligations (CMOs). Individual securities that were particularly helpful to performance included Nationwide Health Properties (REITs), Cardinal Health (health care), and

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                   ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                      1.64%    4.70%    4.95%         4.75%            1/12/94
CLASS 2 SHARES                      1.76%      --       --          3.52%            11/6/01
Citigroup Broad Investment-Grade
   Credit 1-3 Years Index(2)        2.03%    5.08%    5.68%         5.80%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                           CITIGROUP
                             BROAD
             10,000       INVESTMENT
         VT SHORT TERM   GRADE CREDIT
 DATE     INCOME FUND    1-3 YR INDEX
------   -------------   ------------
DEC-95       10,000         10,000
Jan-96       10,080         10,090
Feb-96        9,999         10,056
Mar-96        9,959         10,054
Apr-96        9,959         10,062
May-96        9,959         10,093
Jun-96       10,041         10,168
Jul-96       10,082         10,208
Aug-96       10,124         10,247
Sep-96       10,207         10,346
Oct-96       10,290         10,472
Nov-96       10,375         10,554
Dec-96       10,375         10,556
Jan-97       10,417         10,616
Feb-97       10,460         10,640
Mar-97       10,460         10,638
Apr-97       10,503         10,724
May-97       10,589         10,802
Jun-97       10,632         10,883
Jul-97       10,764         11,022
Aug-97       10,764         11,026
Sep-97       10,852         11,118
Oct-97       10,897         11,189
Nov-97       10,942         11,208
Dec-97       10,986         11,281
Jan-98       11,031         11,396
Feb-98       11,077         11,410
Mar-98       11,104         11,466
Apr-98       11,150         11,528
May-98       11,196         11,596
Jun-98       11,242         11,655
Jul-98       11,288         11,717
Aug-98       11,380         11,807

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                            CITIGROUP
                              BROAD
             10,000         INVESTMENT
         VT SHORT TERM   GRADE CREDIT 1-
 DATE     INCOME FUND       3 YR INDEX
 ----    -------------   ---------------
Sep-98       11,519           11,967
Oct-98       11,566           11,984
Nov-98       11,566           12,023
Dec-98       11,567           12,081
Jan-99       11,615           12,159
Feb-99       11,567           12,120
Mar-99       11,663           12,227
Apr-99       11,711           12,283
May-99       11,663           12,267
Jun-99       11,707           12,305
Jul-99       11,707           12,324
Aug-99       11,757           12,356
Sep-99       11,849           12,450
Oct-99       11,849           12,491
Nov-99       11,899           12,532
Dec-99       11,904           12,565
Jan-00       11,904           12,573
Feb-00       12,004           12,667
Mar-00       12,024           12,731
Apr-00       12,075           12,729
May-00       12,075           12,769
Jun-00       12,202           12,928
Jul-00       12,304           13,034
Aug-00       12,406           13,147
Sep-00       12,493           13,276
Oct-00       12,546           13,281
Nov-00       12,702           13,406
Dec-00       12,885           13,568
Jan-01       13,044           13,826
Feb-01       13,097           13,938
Mar-01       13,240           14,068
Apr-01       13,294           14,114
May-01       13,347           14,243

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                            CITIGROUP
                              BROAD
             10,000         INVESTMENT
         VT SHORT TERM   GRADE CREDIT 1-
 DATE     INCOME FUND       3 YR INDEX
 ----    -------------   ---------------
Jun-01       13,401           14,308
Jul-01       13,562           14,513
Aug-01       13,669           14,632
Sep-01       13,830           14,787
Oct-01       13,938           14,918
Nov-01       13,884           14,903
Dec-01       13,938           14,897
Jan-02       13,992           14,945
Feb-02       14,045           14,977
Mar-02       13,939           14,906
Apr-02       14,153           15,028
May-02       14,261           15,159
Jun-02       14,309           15,212
Jul-02       14,309           15,299
Aug-02       14,421           15,424
Sep-02       14,588           15,580
Oct-02       14,476           15,540
Nov-02       14,587           15,655
Dec-02       14,810           15,894
Jan-03       14,923           15,959
Feb-03       15,035           16,093
Mar-03       15,091           16,148
Apr-03       15,258           16,295
May-03       15,426           16,451
Jun-03       15,451           16,519
Jul-03       15,332           16,402
Aug-03       15,332           16,429
Sep-03       15,569           16,623
Oct-03       15,510           16,572
Nov-03       15,510           16,590
Dec-03       15,630           16,716
Jan-04       15,689           16,780
Feb-04       15,749           16,877

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                                               CITIGROUP
                                                 BROAD
                              10,000          INVESTMENT
                            VT SHORT TERM    GRADE CREDIT
         DATE                INCOME FUND     1-3 YR INDEX
         ----             ----------------   ------------
         Mar-04                 15,868          16,953
         Apr-04                 15,691          16,782
         May-04                 15,631          16,755
         Jun-04                 15,645          16,768
         Jul-04                 15,708          16,850
         Aug-04                 15,832          17,009
         Sep-04                 15,893          17,009
         Oct-04                 15,955          17,072
         Nov-04                 15,893          16,995
         Dec-04                 15,955          17,044
         Jan-05                 15,955          17,044
         Feb-05                 15,893          17,012
         Mar-05                 15,893          16,988
         Apr-05                 15,955          17,087
         May-05                 16,017          17,169
         Jun-05                 16,088          17,230
         Jul-05                 16,088          17,206
         Aug-05                 16,152          17,323
         Sep-05                 16,152          17,278
         Oct-05                 16,087          17,271
         Nov-05                 16,152          17,320
         Dec-05                 16,216          17,389
                          Avg Annual 10-Yr    Cumulative
     ENTER RETURNS                4.95%          73.74
                                10,000
         CHECK                  16,212          17,374
       Difference                -0.03%          -0.09%
Must be within +/-0.20%             OK              OK

                                             (PHOTO) PORTFOLIO MANAGER (GRAPHIC)
                                                     Craig V.Sosey
                                                     WM Advisors, Inc.

Weyerhaeuser (materials). On the downside, the convertible securities of Sealed Air (services) detracted from performance, as convertible securities in general performed poorly over the period. Corporate spreads were generally very tight versus Treasuries for the year, thus putting a damper on excess returns.

During the period, the Fund significantly increased its holdings in mortgage-backed securities/collateralized mortgage obligations (MBS/CMOs) from 8% of Fund assets at the beginning of the year to 17% at the close. This increase resulted from our belief that these holdings would outperform other market sectors going forward. In contrast, the Fund reduced its holdings in domestic corporate bonds.

Looking forward, we anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into 2006. If this happens, we believe corporate spreads are likely to remain tight versus Treasuries, making the front end of the yield curve a difficult place to add value. We would expect that CMOs will continue to outperform, and we will look to find value in out-of-favor corporates. In our view, economic growth in 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected, leaving the Fed room to halt its tightening campaign relatively early in the year.

PORTFOLIO QUALITY(3)

              As of      As of
Rating      12/31/05   12/31/04   Change
------      --------   --------   ------
Aaa            42%        35%       +7%
Aa             12%        10%       +2%
A              13%        18%       -5%
Baa            31%        35%       -4%
Ba              0%         2%       -2%
Not Rated       2%         0%       +2%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Maturity (years):      3.1
Weighted Average Duration (years):      1.7
Portfolio Turnover (for fiscal year):   22%
Number of Securities:                   90
Expense Ratio
   (Class 1 shares for fiscal year):    0.60%
Total Net Assets:                       $52.4 million

PORTFOLIO COMPOSITION(3)

                                           As of      As of
              Asset Class                12/31/05   12/31/04   Change
              -----------                --------   --------   ------
              Domestic Corporate Bonds      58%        67%       -9%
              Mortgage-Backed
                 Bonds/CMOs                 17%         8%       +9%
              U.S.Government Agency          7%         2%       +5%
(PIE CHART)   Asset-Backed Bonds             5%         5%        0%
              Foreign Corporate
                 Bonds (U.S.$)               5%         4%       +1%
              U.S.Treasuries                 4%         2%       +2%
              Cash Equivalents               4%        12%       -8%

(3)  May not reflect the current portfolio composition.

(GRAPHIC) VT U.S. Government Securities Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005   2.27%
2004   3.78%
2003   2.14%
2002   8.87%
2001   7.79%
2000   9.73%
1999   0.51%
1998   7.03%
1997   9.42%
1996   3.69%

INVESTMENT STRATEGY

Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of 2005. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period only slightly higher. As a result, the yield curve (the difference in yields between 2- and 10-year Treasuries) flattened significantly. During the period, the 10-year Treasury traded within a relatively tight range as investors tried to discount future economic growth and Fed actions. Activity in the mortgage market was more volatile, but excess returns were limited as spreads were compressed across a range of fixed-income instruments.

As long-term interest rates rose on balance during the first four months of the period, prepayments on mortgage-backed securities (MBS) slowed. This in turn caused the durations on these securities to extend, which led to further price declines. Interest rates were volatile through much of the rest of the period leading to slight underperformance of

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                 2.27%    4.93%    5.47%         5.44%             5/6/93
CLASS 2 SHARES                 2.02%      --       --          3.47%            11/6/01
Citigroup Mortgage Index(2)    2.72%    5.50%    6.20%         6.30%

VALUE OF A $10,000 INVESTMENT (1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

               10,000
         VT U.S. GOVERNMENT      CITIGROUP
 DATE      SECURITIES FUND    MORTGAGE INDEX
 ----    ------------------   --------------
DEC-95         10,000             10,000
Jan-96         10,090             10,077
Feb-96          9,919              9,997
Mar-96          9,880              9,963
Apr-96          9,819              9,918
May-96          9,758              9,905
Jun-96          9,870             10,031
Jul-96          9,849             10,072
Aug-96          9,849             10,074
Sep-96         10,014             10,243
Oct-96         10,244             10,442
Nov-96         10,422             10,586
Dec-96         10,370             10,539
Jan-97         10,402             10,629
Feb-97         10,445             10,640
Mar-97         10,317             10,552
Apr-97         10,446             10,712
May-97         10,554             10,812
Jun-97         10,672             10,936
Jul-97         10,947             11,139
Aug-97         10,848             11,119
Sep-97         11,013             11,251
Oct-97         11,213             11,372
Nov-97         11,225             11,411
Dec-97         11,347             11,515
Jan-98         11,494             11,622
Feb-98         11,460             11,657
Mar-98         11,470             11,702
Apr-98         11,539             11,768
May-98         11,665             11,850
Jun-98         11,769             11,902
Jul-98         11,816             11,961
Aug-98         12,026             12,070

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000
             VT U.S.
            GOVERNMENT     CITIGROUP MORTGAGE
 DATE    SECURITIES FUND          INDEX
------   ---------------   ------------------
Sep-98        12,144             12,214
Oct-98        12,203             12,201
Nov-98        12,097             12,257
Dec-98        12,146             12,318
Jan-99        12,206             12,403
Feb-99        12,087             12,358
Mar-99        12,179             12,443
Apr-99        12,227             12,504
May-99        12,129             12,420
Jun-99        12,065             12,391
Jul-99        12,028             12,307
Aug-99        11,990             12,300
Sep-99        12,190             12,509
Oct-99        12,227             12,575
Nov-99        12,252             12,585
Dec-99        12,206             12,544
Jan-00        12,131             12,447
Feb-00        12,258             12,594
Mar-00        12,375             12,729
Apr-00        12,375             12,735
May-00        12,375             12,745
Jun-00        12,610             13,021
Jul-00        12,663             13,104
Aug-00        12,834             13,298
Sep-00        12,953             13,440
Oct-00        13,033             13,540
Nov-00        13,207             13,740
Dec-00        13,399             13,960
Jan-01        13,575             14,176
Feb-01        13,684             14,254
Mar-01        13,774             14,347
Apr-01        13,760             14,363
May-01        13,815             14,452

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000
             VT U.S.
            GOVERNMENT     CITIGROUP MORTGAGE
 DATE    SECURITIES FUND          INDEX
------   ---------------   ------------------
Jun-01        13,870             14,472
Jul-01        14,117             14,741
Aug-01        14,254             14,875
Sep-01        14,458             15,094
Oct-01        14,677             15,299
Nov-01        14,513             15,158
Dec-01        14,445             15,104
Jan-02        14,554             15,252
Feb-02        14,704             15,418
Mar-02        14,526             15,262
Apr-02        14,786             15,546
May-02        14,909             15,660
Jun-02        15,027             15,787
Jul-02        15,227             15,965
Aug-02        15,383             16,105
Sep-02        15,554             16,223
Oct-02        15,568             16,285
Nov-02        15,526             16,270
Dec-02        15,725             16,441
Jan-03        15,739             16,487
Feb-03        15,852             16,599
Mar-03        15,838             16,594
Apr-03        15,895             16,657
May-03        15,995             16,665
Jun-03        15,986             16,700
Jul-03        15,612             16,398
Aug-03        15,716             16,505
Sep-03        16,000             16,787
Oct-03        15,925             16,730
Nov-03        15,939             16,778
Dec-03        16,059             16,943
Jan-04        16,149             17,051
Feb-04        16,268             17,200

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                       10,000
                      VT U.S.
                     GOVERNMENT        CITIGROUP
     DATE         SECURITIES FUND   MORTGAGE INDEX
     ----        ----------------   --------------
    Mar-04            16,343            17,275
    Apr-04            16,073            16,971
    May-04            16,014            16,917
    Jun-04            16,137            17,064
    Jul-04            16,261            17,225
    Aug-04            16,495            17,507
    Sep-04            16,512            17,531
    Oct-04            16,621            17,682
    Nov-04            16,559            17,631
    Dec-04            16,669            17,761
    Jan-05            16,730            17,852
    Feb-05            16,669            17,775
    Mar-05            16,622            17,727
    Apr-05            16,825            17,936
    May-05            16,934            18,082
    Jun-05            16,983            18,145
    Jul-05            16,902            18,060
    Aug-05            17,049            18,220
    Sep-05            16,951            18,120
    Oct-05            16,853            18,004
    Nov-05            16,902            18,060
    Dec-05            17,049            18,248
                 Avg Annual 10-Yr     Cumulative
 ENTER RETURNS          5.47%            82.47
                      10,000
    Check             17,033            18,247
  Difference           -0.09%           -0.01%
Must be within
   +/-0.20%               OK               OK

                                             (PHOTO) PORTFOLIO MANAGER (GRAPHIC)
                                                     Craig V.Sosey
                                                     WM Advisors,Inc.

MBS. The WM VT U.S. Government Securities Fund's overweighted position in this area thus detracted from performance. The Fund's best-performing sector was non-agency collateralized mortgage obligations (CMOs). Due to their unique debt structure, the durations on these securities did not extend significantly as overall prepayment activity slowed. Consequently,their prices were more stable than those of MBS.

During the period,the Fund added to its positions in non-agency CMOs on the belief that they would outperform versus other mortgage-backed securities. On the other hand,the Fund decreased its position in 15-year MBS on the belief that a flattening yield curve would make these issues less attractive. The Fund's allocation to Ginnie Mae (GNMA) securities dropped as they became somewhat overvalued,making it difficult to invest new money.

Looking forward,we anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into 2006. If this happens,we believe that MBS spreads are likely to remain tight. Still, we would expect that MBS will outperform versus other securities,and we will look to find value in agency securities. In our view, economic growth in the upcoming fiscal year will be weaker than current consensus projections. We also believe that inflation will be more muted than expected,leaving the Fed room to halt its monetary tightening campaign relatively early in the year.

PORTFOLIO QUALITY(3)

           As of      As of
Rating   12/31/05   12/31/04   Change
------   --------   --------   ------
Aaa        100%       100%       0%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Maturity (years):      5.8
Weighted Average Duration (years):      4.4
Portfolio Turnover (for fiscal year):   33%
Number of Securities:                   206
Expense Ratio
   (Class 1 shares for fiscal year):    0.54%
Total Net Assets:                       $275.6 million

PORTFOLIO COMPOSITION(3)

                                        As of      As of
              Asset Class             12/31/05   12/31/04   Change
              -----------             --------   --------   ------
              FHLMC/FGLMC                34%        32%       +2%
              FNMA                       24%        24%        0%
              CMOs                       22%        19%       +3%
(PIE CHART)   GNMA                        6%        10%       -4%
              U.S.Government Agency       6%         4%       +2%
              U.S.Treasuries              5%         8%       -3%
              Cash Equivalents            3%         3%        0%

(3)  May not reflect the current portfolio composition.

(GRAPHIC) VT Income Fund

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    2.40%
2004    5.56%
2003    9.78%
2002    9.61%
2001    8.08%
2000   10.45%
1999   -2.16%
1998    7.45%
1997   11.35%
1996    0.43%

INVESTMENT STRATEGY

During 2005, the U.S. economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spend-ing. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the rate to 4.25% by the end of the year. While short-and intermediate-term bond yields moved upward in conjunction with the Fed's actions, yields on 10-year Treasury notes ended the period only a bit higher.

During the period, a slightly more aggressive stance in credit quality helped the WM VT Income Fund as high-yield securities benefited from investors' increasing appetite for risk. However, the Fund's weightings within the investment-grade corporate sector detracted from performance, as Baa-rated bonds underperformed A-rated or higher securities. Corporate bonds rated Baa were hurt due to an increasing number of companies taking on more debt to finance stock repurchases and/or higher dividends. An overweighting in mortgage-backed securities

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                                   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                   ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                      2.40%    7.05%    6.20%         6.49%             5/7/93
CLASS 2 SHARES                      2.06%      --       --          5.92%            11/6/01
Citigroup Broad Investment-Grade
Bond Index(2)                       2.57%    5.93%    6.19%         6.42%

VALUE OF A $10,000 INVESTMENT (1) DECEMBER 31, 1995 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 31 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                           CITIGROUP
                             BROAD
                          INVESTMENT
             10,000       GRADE BOND
 DATE    VT INCOME FUND      INDEX
------   --------------   ----------
DEC-95       10,000         10,000
Jan-96        9,990         10,068
Feb-96        9,627          9,897
Mar-96        9,522          9,826
Apr-96        9,406          9,753
May-96        9,386          9,747
Jun-96        9,523          9,873
Jul-96        9,543          9,899
Aug-96        9,463          9,886
Sep-96        9,671         10,058
Oct-96        9,962         10,284
Nov-96       10,153         10,454
Dec-96       10,042         10,362
Jan-97       10,022         10,402
Feb-97       10,063         10,413
Mar-97        9,899         10,308
Apr-97       10,066         10,456
May-97       10,159         10,554
Jun-97       10,315         10,680
Jul-97       10,760         10,969
Aug-97       10,569         10,875
Sep-97       10,771         11,034
Oct-97       10,975         11,193
Nov-97       11,040         11,246
Dec-97       11,180         11,361
Jan-98       11,323         11,507
Feb-98       11,290         11,499
Mar-98       11,323         11,544
Apr-98       11,367         11,604
May-98       11,534         11,715
Jun-98       11,658         11,812
Jul-98       11,635         11,836
Aug-98       11,771         12,017

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                      CITIGROUP
                        BROAD
           10,000    INVESTMENT
         VT INCOME   GRADE BOND
 DATE       FUND        INDEX
 ----    ---------   ----------
Sep-98     12,113      12,301
Oct-98     11,848      12,246
Nov-98     11,998      12,313
Dec-98     12,012      12,351
Jan-99     12,129      12,443
Feb-99     11,801      12,225
Mar-99     11,914      12,295
Apr-99     11,973      12,335
May-99     11,806      12,222
Jun-99     11,707      12,180
Jul-99     11,682      12,131
Aug-99     11,658      12,123
Sep-99     11,774      12,268
Oct-99     11,824      12,305
Nov-99     11,787      12,304
Dec-99     11,753      12,247
Jan-00     11,715      12,213
Feb-00     11,829      12,356
Mar-00     12,016      12,517
Apr-00     11,927      12,479
May-00     11,862      12,468
Jun-00     12,146      12,728
Jul-00     12,262      12,844
Aug-00     12,444      13,028
Sep-00     12,504      13,116
Oct-00     12,544      13,200
Nov-00     12,728      13,414
Dec-00     12,981      13,668
Jan-01     13,263      13,893
Feb-01     13,316      14,017
Mar-01     13,364      14,090
Apr-01     13,241      14,024
May-01     13,309      14,115

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                      CITIGROUP
                        BROAD
           10,000    INVESTMENT
         VT INCOME   GRADE BOND
 DATE       FUND        INDEX
 ----    ---------   ----------
Jun-01     13,350      14,161
Jul-01     13,717      14,488
Aug-01     13,908      14,648
Sep-01     13,867      14,828
Oct-01     14,207      15,127
Nov-01     14,098      14,919
Dec-01     14,030      14,831
Jan-02     14,166      14,948
Feb-02     14,302      15,091
Mar-02     14,098      14,842
Apr-02     14,370      15,124
May-02     14,465      15,253
Jun-02     14,437      15,366
Jul-02     14,408      15,549
Aug-02     14,722      15,821
Sep-02     14,908      16,072
Oct-02     14,879      16,000
Nov-02     14,979      15,997
Dec-02     15,378      16,329
Jan-03     15,521      16,343
Feb-03     15,791      16,575
Mar-03     15,833      16,560
Apr-03     16,118      16,705
May-03     16,616      17,014
Jun-03     16,625      16,984
Jul-03     16,021      16,410
Aug-03     16,096      16,523
Sep-03     16,595      16,956
Oct-03     16,536      16,800
Nov-03     16,642      16,849
Dec-03     16,883      17,017
Jan-04     17,063      17,158
Feb-04     17,215      17,342

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

                                              CITIGROUP
                                                BROAD
                                10,000       INVESTMENT
                              VT INCOME      GRADE BOND
         DATE                    FUND           INDEX
         ----             ----------------   ----------
         Mar-04                 17,367         17,474
         Apr-04                 16,884         17,019
         May-04                 16,747         16,946
         Jun-04                 16,905         17,046
         Jul-04                 17,082         17,215
         Aug-04                 17,436         17,556
         Sep-04                 17,532         17,602
         Oct-04                 17,709         17,756
         Nov-04                 17,613         17,607
         Dec-04                 17,823         17,776
         Jan-05                 17,903         17,890
         Feb-05                 17,838         17,783
         Mar-05                 17,662         17,685
         Apr-05                 17,854         17,933
         May-05                 18,063         18,133
         Jun-05                 18,199         18,237
         Jul-05                 18,079         18,076
         Aug-05                 18,317         18,308
         Sep-05                 18,129         18,114
         Oct-05                 17,958         17,974
         Nov-05                 18,061         18,053
         Dec-05                 18,248         18,232
                          Avg Annual 10-Yr   Cumulative
    ENTER RETURNS                 6.20%         82.33
                                10,000
        CHECK                   18,249         18,233
      Difference                  0.00%          0.01%
Must be within +/-0.20%             OK             OK

                                  (PHOTOS) PORTFOLIO MANAGERS          (GRAPHIC)
                                           John R.Friedl, CFA and Gary
                                           J.Pokrzywinski, CFA
                                           WM Advisors, Inc.

also hurt performance due to the volatility in long-term interest rates.

Securities that added to performance included Petrobras, which gained on the back of higher oil prices; Conexant Systems (information technology), which rose on an increase in technology spending; and United Airlines, which benefited from its impending emergence from bankruptcy. DVI detracted from performance due to a deterioration of asset value. Absolute performance was also hurt by General Motors and Ford experiencing both slower sales in key market segments and increased pension obligations. The Fund was generally market-weighted in the auto sector, so these two names detracted only slightly from relative performance.

Looking forward, we anticipate that the Federal Reserve will halt its monetary tightening campaign relatively early in 2006. It is our view that in the upcoming year the economy will stabilize at a weaker-than-expected growth rate, and that inflation will be more muted than consensus expectations. Given this environment, we expect mortgage-backed securities to outperform, and therefore we maintain an overweighting in the sector. Although corporate spreads are tight, we still believe the sector offers good value, especially in out-of-favor securities. Therefore, we will seek to keep the sector market-weighted but will strive to continue holding out-of-favor corporate bonds that provide a higher yield or are slightly more aggressive in credit quality. We will also strive to continue overweighting certain sectors of the corporate bond market that we favor long term, including health care, utilities, REITs, and gaming.

PORTFOLIO QUALITY(3)

              As of      As of
Rating      12/31/05   12/31/04   Change
------      --------   --------   ------
Aaa            31%        30%       +1%
Aa              7%         7%        0%
A              12%        10%       +2%
Baa            34%        37%       -3%
Ba              4%         5%       -1%
B               9%         7%       +2%
Caa             1%         2%       -1%
Equities        1%         0%       +1%
Not Rated       1%         2%       -1%

FUND CHARACTERISTICS
AS OF DECEMBER 31, 2005

Weighted Average Maturity (years):      7.3
Weighted Average Duration (years):      5.1
Portfolio Turnover (for fiscal year):   13%
Number of Securities:                   134
Expense Ratio
   (Class 1 shares for fiscal year):    0.54%
Total Net Assets:                       $205.5 million

PORTFOLIO COMPOSITION(3)

                                           As of      As of
              Asset Class                12/31/05   12/31/04   Change
              -----------                --------   --------   ------
              Domestic Corporate Bonds      58%        59%       -1%
              Mortgage-Backed Bonds         22%        21%       +1%
              Foreign Corporate
                 Bonds (U.S.$)               8%        10%       -2%
(PIE CHART)   U.S.Treasuries                 7%         6%       +1%
              Equities                       1%         0%       +1%
              Foreign Government
                 Bonds (U.S.$)               1%         1%        0%
              Cash Equivalents               3%         3%        0%

(3)  May not reflect the current portfolio composition.

(GRAPHIC) VT Money Market Fund                     (PHOTO) PORTFOLIO MANAGER
                                                           Scott J.Peterson, CFA
                                                           WM Advisors,Inc.

(GRAPHIC)

INVESTMENT STRATEGY

Because money market investments are closely tied to the federal funds target rate, the actions of the Federal Reserve (the Fed) have a substantial impact on WM VT Money Market Fund performance. The Fed continued its monetary tightening policy in 2005, raising the federal funds target rate eight times during the period by a total of two full percentage points. At the close of the period, the target rate stood at 4.25%. For the majority of the year, the Fed reiterated language in its monetary policy statements implying that rate increases would continue at a "measured"pace. In its final policy statement of the year, however, the Fed meaningfully altered its language to indicate that it may be near the end of its tightening regime. Many market participants now anticipate that the Fed will halt its campaign sometime in 2006.

The Fund's 7-day simple yield (annualized) increased from 1.70% on December 31, 2004, to 3.52% on December 31, 2005. Most of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased from $20 million on December 31, 2004, to $16.4 million on December 31, 2005.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                 1-Year   5-Year   10-Year   Since Inception   Inception Date
                 ------   ------   -------   ---------------   --------------
CLASS 1 SHARES    2.59%    1.82%    3.43%         3.56%            5/10/93
CLASS 2 SHARES    2.33%      --       --          1.12%            11/6/01

FUND YIELDS AND AVERAGE MATURITY(2)
AS OF DECEMBER 31, 2005

                    7-Day              7-Day            Weighted
                Simple Yield      Effective Yield   Average Maturity
              (Class 1 Shares)   (Class 1 Shares)        (Days)
              ----------------   ----------------   ----------------
VT MONEY
MARKET FUND         3.52%              3.59%               42

PORTFOLIO COMPOSITION(3)
AS OF DECEMBER 31, 2005

Corporate Bonds and Notes                       38%
Taxable Municipal Bonds                         34%
Repurchase Agreement                             9%
Commercial Paper (Yankee)                        8%
Funding Agreement                                3%
Certificates of Deposit (Domestic and Yankee)    8%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did,performance would be lower. The Fund's performance between 1995 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

(3)  May not reflect the current portfolio composition.

Glossary                                                               (GRAPHIC)

DEFINITIONS OF INDICES

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S.Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX:

Measures the performance of bonds, including U.S.and non-U.S.corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST (NAREIT) ALL REIT INDEX:

Reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties.

RUSSELL 1000(R) GROWTH INDEX:

Measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX:

Measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX:

Measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P 500/BARRA VALUE INDEX:

An index constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

S&P MIDCAP 400:

A weighted index of the common stocks of 400 mid-size companies.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/05. Source:Lipper, Inc.

BOND RATINGS:

Provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating or Fitch rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by these rating services). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/05, and Fund results are for Class 1 shares. Sources:Ibbotson Associates and Lipper, Inc.

Expense Information

WM VARIABLE TRUST

As a shareholder of the VT REIT Fund, VT Equity Income Fund, VT Growth & Income Fund, VT West Coast Equity Fund, VT Mid Cap Stock Fund, VT Growth Fund, VT Small Cap Value Fund, VT Small Cap Growth Fund, VT International Growth Fund, VT Short Term Income Fund, VT U.S. Government Securities Fund, VT Income Fund or VT Money Market Fund, (collectively, the "Funds"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Expenses shown below and on the following page do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                              HYPOTHETICAL
                                        ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                              ----------------------------------   ----------------------------------
                                                       EXPENSES                             EXPENSES
                              BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                               ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                VALUE       VALUE      7/1/05-       VALUE       VALUE      7/1/05-     EXPENSE
                                7/1/05    12/31/05     12/31/05      7/1/05    12/31/05     12/31/05     RATIO
                              ---------   --------   -----------   ---------   --------   -----------   -------
VT REIT Fund
Class 1 ...................     $1,000     $1,045       $4.64        $1,000     $1,021       $4.58       0.90%
Class 2 ...................      1,000      1,044        5.92         1,000      1,019        5.85       1.15%
VT Equity Income Fund
Class 1 ...................     $1,000     $1,055       $3.42        $1,000     $1,022       $3.36       0.66%
Class 2 ...................      1,000      1,054        4.71         1,000      1,021        4.63       0.91%
VT Growth & Income Fund
Class 1 ...................     $1,000     $1,030       $3.94        $1,000     $1,021       $3.92       0.77%
Class 2 ...................      1,000      1,028        5.22         1,000      1,020        5.19       1.02%
VTWest Coast Equity Fund
Class 1 ...................     $1,000     $1,100       $3.60        $1,000     $1,022       $3.47       0.68%
Class 2 ...................      1,000      1,099        4.92         1,000      1,021        4.74       0.93%
VT Mid Cap Stock Fund
Class 1 ...................     $1,000     $1,079       $4.30        $1,000     $1,021       $4.18       0.82%
Class 2 ...................      1,000      1,078        5.60         1,000      1,020        5.45       1.07%
VT Growth Fund
Class 1 ...................     $1,000     $1,087       $4.47        $1,000     $1,021       $4.33       0.85%
Class 2 ...................      1,000      1,086        5.78         1,000      1,020        5.60       1.10%
VT Small Cap Value Fund
Class 1 ...................     $1,000     $1,012       $4.97        $1,000     $1,020       $4.99       0.98%
Class 2 ...................      1,000      1,011        6.24         1,000      1,019        6.26       1.23%
VT Small Cap Growth Fund
Class 1 ...................     $1,000     $1,086       $5.52        $1,000     $1,020       $5.35       1.05%
Class 2 ...................      1,000      1,085        6.83         1,000      1,019        6.61       1.30%

WM VARIABLE TRUST

                                                                                        HYPOTHETICAL
                                                  ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                        ----------------------------------   ----------------------------------
                                                                 EXPENSES                             EXPENSES
                                        BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                         ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                          VALUE       VALUE      7/1/05-       VALUE       VALUE      7/1/05-     EXPENSE
                                          7/1/05    12/31/05     12/31/05      7/1/05    12/31/05     12/31/05     RATIO
                                        ---------   --------   -----------   ---------   --------   -----------   -------
VT International Growth Fund
Class 1 .............................     $1,000     $1,206       $6.01        $1,000     $1,020       $5.50       1.08%
Class 2 .............................      1,000      1,205        7.39         1,000      1,019        6.77       1.33%
VT Short Term Income Fund
Class 1 .............................     $1,000     $1,008       $3.04        $1,000     $1,022       $3.06       0.60%
Class 2 .............................      1,000      1,008        4.30         1,000      1,021        4.33       0.85%
VT U.S. Government Securities Fund
Class 1 .............................     $1,000     $1,004       $2.73        $1,000     $1,022       $2.75       0.54%
Class 2 .............................      1,000      1,003        3.99         1,000      1,021        4.02       0.79%
VT Income Fund
Class 1 .............................     $1,000     $1,003       $2.68        $1,000     $1,023       $2.70       0.53%
Class 2 .............................      1,000      1,001        3.93         1,000      1,021        3.97       0.78%
VT Money Market Fund
Class 1 .............................     $1,000     $1,015       $3.71        $1,000     $1,022       $3.72       0.73%
Class 2 .............................      1,000      1,014        4.98         1,000      1,020        4.99       0.98%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

VT REIT FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 86.1%

   DIVERSIFIED - 3.8%
   19,800   iStar Financial, Inc .....................................   $   706
   15,400   Vornado Realty Trust .....................................     1,285
                                                                         -------
            Total Diversified ........................................     1,991
                                                                         -------

   HEALTH CARE - 6.2%
   48,000   Health Care Property Investors, Inc. .....................     1,227
   31,300   Healthcare Realty Trust, Inc. ............................     1,041
   46,500   Nationwide Health Properties, Inc. .......................       995
                                                                         -------
            Total Health Care ........................................     3,263
                                                                         -------

   INDUSTRIAL/OFFICE - 24.1%
      INDUSTRIAL - 6.6%
   22,300   AMB Property Corporation .................................     1,097
   14,600   EastGroup Properties, Inc. ...............................       659
   36,900   ProLogis .................................................     1,724
                                                                         -------
                                                                           3,480
                                                                         -------

      MIXED - 1.9%
   30,900   Duke Realty Corporation** ................................     1,032
                                                                         -------

      OFFICE - 15.6%
   25,200   Alexandria Real Estate Equities, Inc. ....................     2,029
   18,000   Boston Properties, Inc. ..................................     1,334
   27,700   CarrAmerica Realty Corporation ...........................       959
   60,300   Corporate Office Properties Trust ........................     2,143
   23,000   SL Green Realty Corporation** ............................     1,757
                                                                         -------
                                                                           8,222
                                                                         -------
            Total Industrial/Office ..................................    12,734
                                                                         -------

   LODGING/RESORTS - 5.8%
   76,600   Equity Inns, Inc. ........................................     1,038
   25,900   Hospitality Properties Trust .............................     1,038
   50,800   Host Marriott Corporation ................................       963
                                                                         -------
            Total Lodging/Resorts ....................................     3,039
                                                                         -------

   MORTGAGE/FINANCIAL - 1.4%
   18,200   Redwood Trust, Inc.** ....................................       751
                                                                         -------

   RESIDENTIAL - 11.3%
      APARTMENTS - 11.3%
   24,100   AvalonBay Communities, Inc. ..............................     2,151
   58,100   Equity Residential .......................................     2,273
   65,400   United Dominion Realty Trust, Inc. .......................     1,533
                                                                         -------
            Total Residential ........................................     5,957
                                                                         -------

   RETAIL - 26.7%
      FREESTANDING - 1.7%
   45,400   Commercial Net Lease Realty ..............................       925
                                                                         -------

      REGIONAL MALLS - 12.1%
   42,700   General Growth Properties, Inc. ..........................   $ 2,006
   30,800   Macerich Company .........................................     2,068
   30,000   Simon Property Group, Inc. ...............................     2,299
                                                                         -------
                                                                           6,373
                                                                         -------

      SHOPPING CENTERS - 12.9%
   38,200   Developers Diversified Realty Corporation ................     1,796
   21,900   Equity One, Inc. .........................................       506
   56,700   Kimco Realty Corporation .................................     1,819
   22,800   Pan Pacific Retail Properties, Inc. ......................     1,525
   31,100   Weingarten Realty Investors ..............................     1,176
                                                                         -------
                                                                           6,822
                                                                         -------
            Total Retail .............................................    14,120
                                                                         -------

   SELF STORAGE - 2.1%
   16,400   Public Storage, Inc. .....................................     1,111
                                                                         -------

   SPECIALTY - 4.7%
   22,300   Entertainment Properties Trust ...........................       909
   15,100   Global Signal, Inc. ......................................       652
   26,200   Plum Creek Timber Company, Inc. ..........................       944
                                                                         -------
            Total Specialty ..........................................     2,505
                                                                         -------
            Total REITs
               (Cost $29,858) ........................................    45,471
                                                                         -------

COMMON STOCKS - 6.5%

   CONSUMER DISCRETIONARY - 2.1%
      CONSUMER DURABLES & APPAREL - 1.1%
   15,567   D.R. Horton, Inc. ........................................       556
                                                                         -------

      CONSUMER SERVICES - 1.0%
    7,800   Harrah's Entertainment, Inc. .............................       556
                                                                         -------
            Total Consumer Discretionary .............................     1,112
                                                                         -------

   FINANCIALS - 4.4%
      DIVERSIFIED FINANCIALS - 2.3%
   22,200   Countrywide Financial Corporation ........................       759
    7,000   St. Joe Company ..........................................       471
                                                                         -------
                                                                           1,230
                                                                         -------

      INSURANCE - 2.1%
   19,900   Fidelity National Financial, Inc. ........................       732
   15,315   Fidelity National Title Group, Inc.,
               Class A ...............................................       373
                                                                         -------
                                                                           1,105
                                                                         -------
            Total Financials .........................................     2,335
                                                                         -------
            Total Common Stocks
               (Cost $2,710) .........................................     3,447
                                                                         -------

CANADIAN INCOME TRUST - 1.0%
   (Cost $479)
      ENERGY - 1.0%
   11,300   Enerplus Resources Fund (F)** ............................       542
                                                                         -------

                       See Notes to Financial Statements.

VT REIT FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
REPURCHASE AGREEMENT - 6.7%
   (Cost $3,521)
   $3,521   Agreement with Morgan Stanley, 2.920% dated
               12/30/2005, to be repurchased at $3,522,000
               on 01/03/2006 (Collateralized by U.S.
               Treasury Notes, having various interest
               rates and maturities, market value
               $3,633,000) ...................................           $ 3,521
                                                                         -------

SHORT-TERM INVESTMENT - 6.3%
   (Cost $3,320)
    3,320   Mellon GSL DBT II
            Collateral Fund++ ................................             3,320
                                                                         -------
TOTAL INVESTMENTS (Cost $39,888*) ............................   106.6%   56,301
OTHER ASSETS (LIABILITIES) (NET) .............................    (6.6)   (3,477)
                                                                 -----   -------
NET ASSETS ...................................................   100.0%  $52,824
                                                                 =====   =======

----------
*    Aggregate cost for federal tax purposes is $39,888.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $3,239,000, representing 6.1% of the total net assets of the Fund (Collateral Value $3,320,000) (See Note 7 to Financial Statements).

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT EQUITY INCOME FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS - 87.4%
   CONSUMER DISCRETIONARY - 6.2%
   AUTOMOBILES & COMPONENTS - 1.0%
    39,900   Johnson Controls, Inc. ..................................   $ 2,909
                                                                         -------

   CONSUMER DURABLES & APPAREL - 1.2%
    18,800   D.R. Horton, Inc. .......................................       672
    30,000   NIKE Inc., Class B ......................................     2,603
                                                                         -------
                                                                           3,275
                                                                         -------

   CONSUMER SERVICES - 1.8%
    32,500   Carnival Corporation ....................................     1,738
    96,000   McDonald's Corporation ..................................     3,237
                                                                         -------
                                                                           4,975
                                                                         -------

   MEDIA - 1.4%
    22,700   Clear Channel Communications, Inc. ......................       714
    20,000   Gannett Company, Inc. ...................................     1,212
   115,500   Time Warner Inc.** ......................................     2,014
                                                                         -------
                                                                           3,940
                                                                         -------

   RETAILING - 0.8%
    19,936   Federated Department Stores, Inc ........................     1,322
    24,700   Tiffany & Company** .....................................       946
                                                                         -------
                                                                           2,268
                                                                         -------
             Total Consumer Discretionary ............................    17,367
                                                                         -------

   CONSUMER STAPLES - 6.4%
   FOOD & STAPLES RETAILING - 1.4%
    80,700   Wal-Mart Stores, Inc. ...................................     3,776
                                                                         -------

   FOOD, BEVERAGE & TOBACCO - 2.8%
    33,200   Altria Group, Inc .......................................     2,481
    69,600   Anheuser-Busch Companies, Inc. ..........................     2,990
    41,700   Diageo PLC, Sponsored ADR** .............................     2,431
                                                                         -------
                                                                           7,902
                                                                         -------

   HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
    12,200   Clorox Company ..........................................       694
    42,900   Colgate-Palmolive Company ...............................     2,353
    52,000   Procter & Gamble Company** ..............................     3,010
                                                                         -------
                                                                           6,057
                                                                         -------
             Total Consumer Staples ..................................    17,735
                                                                         -------

   ENERGY - 12.1%
    77,000   Baker Hughes Inc.** .....................................     4,680
    37,500   BPPLC, Sponsored ADR ....................................     2,408
    35,484   Chevron Corporation .....................................     2,015
    32,760   ConocoPhillips Company ..................................     1,906
     8,900   Enbridge Inc. (F) .......................................   $   278
    28,100   EnCana Corporation ......................................     1,269
    14,800   Enterprise Products Partners LP .........................       355
    99,100   GlobalSantaFe Corporation ...............................     4,772
     9,300   Kinder Morgan Energy Partners LP ........................       445
    22,300   Marathon Oil Corporation ................................     1,360
    50,600   Murphy Oil Corporation ..................................     2,732
    21,200   Peabody Energy Corporation ..............................     1,747
    47,000   Schlumberger Ltd.** .....................................     4,566
   101,788   Valero Energy Corporation ...............................     5,252
                                                                         -------
             Total Energy ............................................    33,785
                                                                         -------

   FINANCIALS - 25.5%
   BANKS - 7.3%
    92,602   Bank of America Corporation .............................     4,274
    31,600   Fifth Third Bancorp .....................................     1,192
    41,000   Mellon Financial Corporation ............................     1,404
   129,000   North Fork Bancorporation, Inc. .........................     3,529
    20,300   PNC Financial Services Group, Inc. ......................     1,255
     8,700   SunTrust Banks, Inc .....................................       633
    42,000   TCF Financial Corporation ...............................     1,140
    72,000   U.S. Bancorp ............................................     2,152
    78,000   Wells Fargo & Company ...................................     4,901
                                                                         -------
                                                                          20,480
                                                                         -------

   DIVERSIFIED FINANCIALS - 8.7%
    57,000   Allied Capital Corporation** ............................     1,674
    25,000   Capital One Financial Corporation .......................     2,160
    96,500   Citigroup Inc. ..........................................     4,683
    26,000   Franklin Resources, Inc. ................................     2,445
    37,000   Freddie Mac .............................................     2,418
    20,700   Goldman Sachs Group, Inc. ...............................     2,644
   102,800   JPMorgan Chase & Company ................................     4,080
    39,500   Morgan Stanley ..........................................     2,241
    25,600   T. Rowe Price Group, Inc. ...............................     1,844
                                                                         -------
                                                                          24,189
                                                                         -------

   INSURANCE - 9.5%
    93,400   ACE Ltd .................................................     4,991
   104,500   AFLAC Inc. ..............................................     4,851
    70,000   Allstate Corporation ....................................     3,785
    58,800   American International Group, Inc. ......................     4,012
    81,000   Fidelity National Financial, Inc. .......................     2,980
    14,175   Fidelity National Title Group, Inc., Class A ............       345
    43,050   HCC Insurance Holdings, Inc. ............................     1,278
    15,700   Lincoln National Corporation ............................       833
    50,700   Marsh & McLennan Companies, Inc. ........................     1,610
    24,600   MetLife, Inc. ...........................................     1,205
     9,400   Prudential Financial, Inc. ..............................       688
                                                                         -------
                                                                          26,578
                                                                         -------
             Total Financials ........................................    71,247
                                                                         -------

                       See Notes to Financial Statements.

VT EQUITY INCOME FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
COMMON STOCKS (CONTINUED)
   HEALTH CARE - 8.9%
   HEALTH CARE EQUIPMENT & SERVICES - 4.3%
    40,000   Becton, Dickinson & Company ............................   $  2,403
    28,600   Cardinal Health, Inc. ..................................      1,966
    94,000   HCA, Inc. ..............................................      4,747
    16,200   Roche Holding Ltd., Sponsored ADR ......................      1,213
    35,600   Wyeth ..................................................      1,640
                                                                        --------
                                                                          11,969
                                                                        --------

   PHARMACEUTICALS & BIOTECHNOLOGY - 4.6%
    23,900   Abbott Laboratories ....................................        942
    30,000   AstraZeneca PLC, Sponsored ADR .........................      1,458
    21,300   Eli Lilly & Company ....................................      1,205
    26,500   GlaxoSmithKline PLC, Sponsored ADR .....................      1,338
    84,800   Johnson & Johnson ......................................      5,097
   127,800   Pfizer Inc. ............................................      2,980
                                                                        --------
                                                                          13,020
                                                                        --------
             Total Health Care ......................................     24,989
                                                                        --------

   INDUSTRIALS - 9.4%
   CAPITAL GOODS - 6.8%
    39,700   3M Company .............................................      3,077
    29,500   Boeing Company .........................................      2,072
    46,000   Dover Corporation ......................................      1,862
     5,900   General Dynamics Corporation ...........................        673
   111,700   General Electric Company ...............................      3,915
    33,600   Honeywell International Inc. ...........................      1,252
    32,100   Northrop Grumman Corporation ...........................      1,929
    43,000   PACCAR Inc. ............................................      2,977
    19,000   Rockwell Automation, Inc. ..............................      1,124
                                                                        --------
                                                                          18,881
                                                                        --------

   COMMERCIAL SERVICES & SUPPLIES - 0.6%
    56,500   Waste Management Inc. ..................................      1,715
                                                                        --------

   TRANSPORTATION - 2.0%
    35,500   Union Pacific Corporation ..............................      2,858
    36,400   United Parcel Service, Inc., Class B ...................      2,736
                                                                        --------
                                                                           5,594
                                                                        --------
             Total Industrials ......................................     26,190
                                                                        --------

   INFORMATION TECHNOLOGY - 8.6%
   COMMUNICATIONS EQUIPMENT - 2.3%
    85,000   Harris Corporation** ...................................      3,656
   153,000   Nokia Oyj, Sponsored ADR** .............................      2,800
                                                                        --------
                                                                           6,456
                                                                        --------

   COMPUTERS & PERIPHERALS - 1.7%
    92,300   Hewlett-Packard Company ................................      2,643
    27,300   International Business Machines Corporation ............      2,244
                                                                        --------
                                                                           4,887
                                                                        --------

   IT SERVICES - 1.0%
    32,600   Automatic Data Processing, Inc. ........................   $  1,496
    28,600   First Data Corporation .................................      1,230
                                                                        --------
                                                                           2,726
                                                                        --------

   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 2.1%
    61,000   Intel Corporation ......................................      1,523
    90,000   Microchip Technology Inc. ..............................      2,893
     4,100   Samsung Electronics Company Ltd., GDR++ ................      1,336
                                                                        --------
                                                                           5,752
                                                                        --------
   SOFTWARE - 1.5%

   163,500   Microsoft Corporation ..................................      4,276
                                                                        --------
             Total Information Technology ...........................     24,097
                                                                        --------

   MATERIALS - 3.7%
    27,800   Alcan Inc. (F) .........................................      1,138
    61,000   Cemex SA de CV, Sponsored ADR ..........................      3,619
    45,000   Dow Chemical Company ...................................      1,972
    12,100   E.I. du Pont de Nemours & Company** ....................        514
    19,700   Temple-Inland Inc. .....................................        884
    25,000   United States Steel Corporation ........................      1,202
    16,100   Weyerhaeuser Company ...................................      1,068
                                                                        --------
             Total Materials ........................................     10,397
                                                                        --------

   TELECOMMUNICATION SERVICES - 3.7%
    35,900   Alltel Corporation .....................................      2,265
   155,800   AT&T Inc. ..............................................      3,816
   109,300   BellSouth Corporation ..................................      2,962
    39,300   Verizon Communications Inc. ............................      1,184
                                                                        --------
             Total Telecommunication Services .......................     10,227
                                                                        --------

   UTILITIES - 2.9%
    23,000   Constellation Energy Group .............................      1,325
     8,400   Dominion Resource Inc. .................................        648
    62,400   FPL Group, Inc. ........................................      2,593
   105,000   Southern Company .......................................      3,626
                                                                        --------
             Total Utilities ........................................      8,192
                                                                        --------
             Total Common Stocks
                (Cost $199,676) .....................................    244,226
                                                                        --------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.7%
    27,800   AMB Property Corporation ...............................      1,367
     6,500   AvalonBay Communities, Inc. ............................        580
    16,500   Developers Diversified Realty Corporation ..............        776
    12,200   Duke Realty Corporation ................................        407
    29,500   Equity Residential .....................................      1,154
    21,000   General Growth Properties, Inc. ........................        987
    32,200   Health Care Property Investors, Inc. ...................        823
    90,300   Host Marriott Corporation ..............................      1,711
    21,000   Kimco Realty Corporation** .............................        674
    11,000   Macerich Company .......................................        739
    24,000   Plum Creek Timber Company, Inc. ........................        865

                       See Notes to Financial Statements.

VT EQUITY INCOME FUND
December 31, 2005

                                                                          VALUE
  SHARES                                                                  (000S)
  ------                                                                 -------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
   42,000   ProLogis .................................................   $ 1,962
   18,800   Public Storage, Inc. .....................................     1,273
   19,000   Simon Property Group, Inc. ...............................     1,456
   14,400   Vornado Realty Trust .....................................     1,202
                                                                         -------
            Total REITs
               (Cost $10,748) ........................................    15,976
                                                                         -------

PRINCIPAL
 AMOUNT
 (000S)
---------
CONVERTIBLE SECURITIES - 1.1%
   CONVERTIBLE BONDS AND NOTES - 1.1%
  $   600   CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
               2.000% due 05/16/2023 ...............................        510
      375   deCODE genetics, Inc., Conv. Sr. Note,
               3.500% due 04/15/2011 ...............................        310
      600   Echostar Communications, Conv. Sub. Note,
               5.750% due 05/15/2008 ...............................        588
    1,750   TriQuint Semiconductor, Inc., Conv. Sub. Note,
               4.000% due 03/01/2007 ...............................      1,717
                                                                       --------
            Total Convertible Securities
               (Cost $3,013) .......................................      3,125
                                                                       --------

FIXED INCOME SECURITIES - 1.1%
   CORPORATE BONDS AND NOTES - 1.1%
      100   Aetna Inc., Company Guarantee,
               7.125% due 08/15/2006 ...............................        102
      500   Aetna Inc., Sr. Note,
               7.875% due 03/01/2011 ...............................        561
       45   Baxter International Inc., Note,
               7.125% due 02/01/2007 ...............................         46
    1,000   ERAC USA Finance Company, Note,
               7.350% due 06/15/2008++ .............................      1,050
       59   Raytheon Company, Sr. Note,
               6.150% due 11/01/2008 ...............................         61
    1,000   TELUS Corporation, Note,
               8.000% due 06/01/2011 ...............................      1,122
      100   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ...............................        103
                                                                       --------
            Total Corporate Bonds and Notes
               (Cost $2,834) .......................................      3,045
                                                                       --------

   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
      FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.0%
       38   6.500% due 09/01/2030 ..................................         39
       23   7.000% due 09/01/2030 ..................................         24
                                                                       --------
            Total U.S. Government Agency
               Mortgage-Backed Securities
               (Cost $60) ..........................................         63
                                                                       --------
            Total Fixed Income Securities
               (Cost $2,894) .......................................      3,108
                                                                       --------


  SHARES
  ------
WARRANTS - 0.0% $
   (Cost $0)
      250   V2 Music Holdings PLC+,++ ................................   $     0
                                                                         -------


PRINCIPAL
 AMOUNT
 (000S)
---------
REPURCHASE AGREEMENT - 4.9%
   (Cost $13,618)
  $13,618   Agreement with Morgan Stanley, 2.920%
            dated 12/30/2005, to be repurchased at
            $13,622,000 on 01/03/2006
            (Collateralized by U.S. Treasury Notes, having
            various interest rates and maturities, market
            value $14,053,000) .....................................     13,618
                                                                       --------

SHORT-TERM INVESTMENT - 8.3%
   (Cost $23,119)
   23,119   Mellon GSL DBT II
               Collateral Fund+++ ..........................             23,119
                                                                       --------
TOTAL INVESTMENTS (Cost $253,068*) .........................   108.5%   303,172
OTHER ASSETS (LIABILITIES) (NET) ...........................    (8.5)   (23,714)
                                                               -----   --------
NET ASSETS .................................................   100.0%  $279,458
                                                               =====   ========

----------
*    Aggregate cost for federal tax purposes is $253,192.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $22,434,000, representing 8.0% of the total net assets of the Fund (Collateral Value $23,119,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR  -- American Depositary Receipt

(F)  -- Foreign Shares

GDR  -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio Of Investments

VT GROWTH & INCOME FUND
December 31, 2005

                                                                          VALUE
 SHARES                                                                   (000S)
 ------                                                                  -------
COMMON STOCKS - 97.5%
    CONSUMER DISCRETIONARY - 10.1%
       CONSUMER DURABLES & APPAREL - 0.5%
    88,200   Mattel, Inc.** ..........................................   $ 1,395
                                                                         -------

   CONSUMER SERVICES - 4.4%
    53,000   Apollo Group, Inc., Class A+ ............................     3,205
   160,000   Carnival Corporation** ..................................     8,555
                                                                         -------
                                                                          11,760
                                                                         -------

   MEDIA - 3.7%
   123,000   Comcast Corporation, Class A+ ...........................     3,193
    99,000   Comcast Corporation, Special Class A+ ...................     2,543
   124,000   Viacom Inc., Class B+ ...................................     4,043
                                                                         -------
                                                                           9,779
                                                                         -------

   RETAILING - 1.5%
    79,000   Gap, Inc. ...............................................     1,393
    55,000   Kohl's Corporation+ .....................................     2,673
                                                                         -------
                                                                           4,066
                                                                         -------
             Total Consumer Discretionary ............................    27,000
                                                                         -------

   CONSUMER STAPLES - 9.3%
      FOOD & STAPLES RETAILING - 4.2%
    72,000   Costco Wholesale Corporation ............................     3,562
   207,500   Kroger Company+ .........................................     3,918
    80,000   Wal-Mart Stores, Inc. ...................................     3,744
                                                                         -------
                                                                          11,224
                                                                         -------

   FOOD, BEVERAGE & TOBACCO - 2.3%
    20,000   Hershey Company .........................................     1,105
    88,000   PepsiCo, Inc. ...........................................     5,199
                                                                         -------
                                                                           6,304
                                                                         -------

   HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
    51,000   Kimberly-Clark Corporation ..............................     3,042
    77,000   Procter & Gamble Company ................................     4,457
                                                                         -------
                                                                           7,499
                                                                         -------
             Total Consumer Staples ..................................    25,027
                                                                         -------

   ENERGY - 10.1%
    87,000   BP PLC, Sponsored ADR ...................................     5,587
    28,291   Chevron Corporation .....................................     1,606
    67,400   ENSCO International Inc. ................................     2,989
    84,000   ExxonMobil Corporation ..................................     4,718
   136,000   GlobalSantaFe Corporation** .............................     6,549
    22,000   National-Oilwell Varco Inc.+ ............................     1,379
    45,000   Schlumberger Ltd. .......................................     4,372
                                                                         -------
             Total Energy ............................................    27,200
                                                                         -------

   FINANCIALS - 21.8%
      BANKS - 7.8%
   182,000   Bank of America Corporation .............................   $ 8,399
    76,000   North Fork Bancorporation, Inc. .........................     2,080
    98,000   Wachovia Corporation ....................................     5,180
    82,000   Wells Fargo & Company ...................................     5,152
                                                                         -------
                                                                          20,811
                                                                         -------

   DIVERSIFIED FINANCIALS - 7.0%
   125,000   Citigroup Inc. ..........................................     6,066
    87,000   Freddie Mac .............................................     5,685
   179,000   JPMorgan Chase & Company ................................     7,105
                                                                         -------
                                                                          18,856
                                                                         -------

   INSURANCE - 7.0%
   110,000   ACE Ltd. ................................................     5,878
   141,000   Allstate Corporation ....................................     7,624
    68,000   American International Group, Inc. ......................     4,640
    19,900   Fidelity National Financial, Inc. .......................       732
                                                                         -------
                                                                          18,874
                                                                         -------
             Total Financials ........................................    58,541
                                                                         -------

   HEALTH CARE - 12.7%
      HEALTH CARE EQUIPMENT & SERVICES - 6.4%
    68,000   Baxter International Inc. ...............................     2,560
    20,000   Becton, Dickinson & Company .............................     1,202
    67,000   Cardinal Health, Inc. ...................................     4,606
    99,000   Medtronic, Inc. .........................................     5,700
    31,900   Omnicare, Inc. ..........................................     1,825
    18,000   WellPoint Inc.+ .........................................     1,436
                                                                         -------
                                                                          17,329
                                                                         -------

   PHARMACEUTICALS & BIOTECHNOLOGY - 6.3%
    61,900   Bristol-Myers Squibb Company ............................     1,422
    83,000   Johnson & Johnson .......................................     4,988
   149,000   Pfizer Inc. .............................................     3,475
   163,000   Teva Pharmaceutical Industries Ltd., Sponsored ADR** ....     7,011
                                                                         -------
                                                                          16,896
                                                                         -------
             Total Health Care .......................................    34,225
                                                                         -------

   INDUSTRIALS - 12.4%
      CAPITAL GOODS - 12.4%
    62,000   Boeing Company ..........................................     4,355
    38,000   Caterpillar Inc. ........................................     2,195
   217,000   General Electric Company ................................     7,606
   178,000   Honeywell International Inc. ............................     6,631
    60,000   Lockheed Martin Corporation .............................     3,818
    26,000   Rockwell Automation, Inc. ...............................     1,538
   248,000   Tyco International Ltd. .................................     7,157
                                                                         -------
             Total Industrials .......................................    33,300
                                                                         -------

                       See Notes to Financial Statements.

VT GROWTH & INCOME FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
-------                                                                 --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY - 13.1%
   COMMUNICATIONS EQUIPMENT - 2.0%
   232,000   Motorola, Inc...........................................   $  5,241
                                                                        --------

   COMPUTERS & PERIPHERALS - 3.5%
   166,000   Hewlett-Packard Company.................................      4,752
    58,000   International Business Machines Corporation.............      4,768
                                                                        --------
                                                                           9,520
                                                                        --------

   IT SERVICES - 2.1%
   132,000   First Data Corporation..................................      5,677
                                                                        --------

   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 2.0%
    29,351   Freescale Semiconductor Inc., Class B+..................        739
   182,000   Intel Corporation.......................................      4,543
                                                                        --------
                                                                           5,282
                                                                        --------

   SOFTWARE - 3.5%
   138,304   Computer Associates International, Inc.**...............      3,899
   207,000   Microsoft Corporation...................................      5,413
                                                                        --------
                                                                           9,312
                                                                        --------
             Total Information Technology............................     35,032
                                                                        --------

   MATERIALS - 2.3%
   141,000   Alcoa Inc...............................................      4,169
    45,000   E.I. du Pont de Nemours & Company**.....................      1,913
                                                                        --------
             Total Materials.........................................      6,082
                                                                        --------

   TELECOMMUNICATION SERVICES - 1.2%
   135,000   AT&T Inc................................................      3,306
                                                                        --------

   UTILITIES - 4.5%
   102,000   FPL Group, Inc.**.......................................      4,239
    74,000   NiSource Inc............................................      1,544
    72,000   Pinnacle West Capital Corporation.......................      2,977
    98,000   Southern Company........................................      3,384
                                                                        --------
             Total Utilities.........................................     12,144
                                                                        --------
             Total Common Stocks
                (Cost $203,483)......................................    261,857
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.2%
   (Cost $3,302)
  $ 3,302   Agreement with Morgan Stanley, 2.920%
            dated 12/30/2005, to be repurchased at
            $3,303,000 on 01/03/2006
            (Collateralized by U.S. Treasury Notes,
            having various interest rates and
            maturities, market value $3,407,000).............           $  3,302
                                                                        --------

SHORT-TERM INVESTMENT - 9.0%
   (Cost $24,160)
   24,160   Mellon GSL DBT II
            Collateral Fund++................................             24,160
                                                                        --------

TOTAL INVESTMENTS (Cost $230,945*)...........................   107.7%   289,319
OTHER ASSETS (LIABILITIES) (NET).............................    (7.7)   (20,777)
                                                                -----   --------
NET ASSETS...................................................   100.0%  $268,542
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $233,802.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $23,360,000, representing 8.7% of the total net assets of the Fund (Collateral Value $24,160,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

VT WEST COAST EQUITY FUND
DECEMBER 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS - 93.9%
   CONSUMER DISCRETIONARY - 12.5%
   AUTOMOBILES & COMPONENTS - 1.5%
   70,300   Monaco Coach Corporation..................................   $   935
   10,800   Toyota Motor Corporation, Sponsored ADR...................     1,130
                                                                         -------
                                                                           2,065
                                                                         -------

   CONSUMER DURABLES & APPAREL - 2.3%
   13,424   Columbia Sportswear Company+..............................       641
    9,700   KB Home...................................................       705
   29,300   Mattel, Inc...............................................       463
   17,325   NIKE Inc., Class B........................................     1,504
                                                                         -------
                                                                           3,313
                                                                         -------

   CONSUMER SERVICES - 3.5%
    7,800   Ambassadors Group, Inc....................................      179
   59,000   Hilton Hotels Corporation.................................    1,422
  123,660   Red Lion Hotels Corporation+..............................     1,107
   75,340   Starbucks Corporation+....................................    2,261
                                                                         -------
                                                                           4,969
                                                                         -------

   MEDIA - 4.6%
   22,300   Getty Images, Inc.+**.....................................     1,991
   19,000   Knight-Ridder, Inc........................................     1,203
    6,300   McClatchy Company, Class A................................      372
   57,000   Univision Communications Inc., Class A+**.................     1,675
   51,000   Walt Disney Company.......................................     1,222
                                                                         -------
                                                                           6,463
                                                                         -------

   RETAILING - 0.6%
    7,600   Blue Nile, Inc.+**........................................       306
    7,585   Building Materials Holding Corporation....................       518
      400   Nordstrom, Inc............................................       15
    5,500   Restoration Hardware, Inc.+...............................        33
                                                                         -------
                                                                             872
                                                                         -------
            Total Consumer Discretionary..............................    17,682
                                                                         -------

   CONSUMER STAPLES - 4.5%
   FOOD & STAPLES RETAILING - 1.9%
   45,720   Costco Wholesale Corporation..............................     2,262
   24,790   Kroger Company+...........................................       468
                                                                         -------
                                                                           2,730
                                                                         -------

   FOOD, BEVERAGE & TOBACCO - 0.6%
      800   Central Garden & Pet Company+.............................        37
   13,400   PepsiCo, Inc..............................................       791
                                                                         -------
                                                                             828
                                                                         -------

   HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
   23,670   Clorox Company............................................     1,347
    4,700   Colgate-Palmolive Company.................................       258
   20,700   Estee Lauder Companies Inc., Class A......................       693
    9,700   Procter & Gamble Company..................................       561
                                                                         -------
                                                                           2,859
                                                                         -------
            Total Consumer Staples....................................     6,417
                                                                         -------

   ENERGY - 7.1%
   21,700   Apache Corporation........................................   $ 1,487
    5,100   Berry Petroleum Company, Class A..........................       292
    4,700   CARBO Ceramics Inc........................................       266
   53,388   Chevron Corporation.......................................     3,031
    9,100   ExxonMobil Corporation....................................       511
   36,600   Nabors Industries Ltd. (F)................................     2,772
   20,200   Occidental Petroleum Corporation..........................     1,613
                                                                         -------
            Total Energy..............................................     9,972
                                                                         -------

   FINANCIALS - 17.0%
   BANKS - 10.6%
   42,600   Bank of America Corporation...............................     1,966
   21,900   Banner Corporation........................................       683
   14,000   City National Corporation.................................     1,014
   37,000   East West Bancorp, Inc....................................     1,350
   27,100   Greater Bay Bancorp.......................................       694
    8,400   Pacific Capital Bancorp...................................       299
   77,900   U.S. Bancorp..............................................     2,329
   17,400   UCBH Holdings, Inc........................................       311
    5,400   United PanAm Financial Corporation+.......................       140
   84,697   Washington Federal, Inc...................................     1,947
   68,423   Wells Fargo & Company.....................................     4,299
                                                                         -------
                                                                          15,032
                                                                         -------

   DIVERSIFIED FINANCIALS - 4.6%
  118,400   Charles Schwab Corporation................................     1,737
   37,700   Citigroup Inc.............................................     1,829
    9,600   Countrywide Financial Corporation.........................       328
   25,600    Franklin Resources, Inc..................................     2,407
    3,655   Piper Jaffray Companies, Inc.+............................       148
                                                                         -------
                                                                           6,449
                                                                         -------

   INSURANCE - 1.8%
    5,600   Safeco Corporation........................................       316
   44,000   StanCorp Financial Group, Inc.............................     2,198
                                                                         -------
                                                                           2,514
                                                                         -------
            Total Financials..........................................    23,995
                                                                         -------

   HEALTH CARE - 16.7%
   HEALTH CARE EQUIPMENT & SERVICES - 7.5%
    5,200   Affymetrix, Inc.+.........................................       248
    8,800   AMN Healthcare Services, Inc.+............................       174
   18,000   Applera Corporation-Applied Biosystems Group..............       478
   13,400   Caremark Rx, Inc.+........................................       694
    1,000   Cooper Companies, Inc.....................................        51
   14,500   DaVita, Inc.+.............................................       734
    6,080   Health Net, Inc.+.........................................       314
    4,000   INAMED Corporation+.......................................       351
    9,500   McKesson Corporation......................................       490
    2,300   Mentor Corporation........................................       106
   88,000   OraSure Technologies, Inc.+...............................       776
   24,000   ResMed Inc.+..............................................       920

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
   HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
    56,325   SonoSite, Inc.+ .........................................   $ 1,972
     2,100   Stryker Corporation .....................................        93
     7,100   Sybron Dental Specialties, Inc.+ ........................       283
    33,000   Varian Medical Systems, Inc.+ ...........................     1,661
    25,900   VCA Antech, Inc.+ .......................................       730
     8,700   Zimmer Holdings, Inc.+ ..................................       587
                                                                         -------
                                                                          10,662
                                                                         -------

   PHARMACEUTICALS & BIOTECHNOLOGY - 9.2%
    25,300   Abbott Laboratories .....................................       997
    17,300   Allergan, Inc. ..........................................     1,868
    30,307   Amgen, Inc.+ ............................................     2,390
     9,300   Amylin Pharmaceuticals, Inc.+ ...........................       371
    13,100   CV Therapeutics, Inc.+** ................................       324
    37,600   Dendreon Corporation+ ...................................       204
    43,325   EDEN Bioscience Corporation+ ............................        25
    19,600   Genentech, Inc.+ ........................................     1,813
    22,355   ICOS Corporation+** .....................................       618
    23,600   Johnson & Johnson .......................................     1,418
     6,700   Martek Biosciences Corporation+** .......................       165
     8,900   Neurocrine Biosciences, Inc.+ ...........................       558
    47,200   Pfizer Inc. .............................................     1,101
    33,300   Watson Pharmaceuticals, Inc.+ ...........................     1,083
                                                                         -------
                                                                          12,935
                                                                         -------
             Total Health Care .......................................    23,597
                                                                         -------

   INDUSTRIALS - 15.0%
      CAPITAL GOODS - 11.0%
    42,411   Boeing Company ..........................................     2,979
    15,000   Cascade Corporation .....................................       704
    24,500   Dionex Corporation+ .....................................     1,203
    29,703   Electro Scientific Industries, Inc.+ ....................       717
     4,500   Granite Construction Inc. ...............................       162
    40,000   Greenbrier Companies, Inc. ..............................     1,136
    25,200   Jacobs Engineering Group Inc.+ ..........................     1,710
    26,000   Northrop Grumman Corporation** ..........................     1,563
    42,400   PACCAR Inc. .............................................     2,935
    19,000   Precision Castparts Corporation .........................       984
    38,900   Simpson Manufacturing Company, Inc. .....................     1,414
                                                                         -------
                                                                          15,507
                                                                         -------

   COMMERCIAL SERVICES & SUPPLIES - 1.4%
     3,200   Avery Dennison Corporation ..............................       177
    16,800   Copart, Inc.+ ...........................................       387
    36,000   Robert Half International Inc. ..........................     1,364
                                                                         -------
                                                                           1,928
                                                                         -------

   TRANSPORTATION - 2.6%
    35,360   Alaska Air Group, Inc.+ .................................   $ 1,263
    18,000   Cathay Pacific Airways Ltd., Sponsored ADR ..............       157
    33,200   Expeditors International of Washington, Inc.** ..........     2,242
                                                                         -------
                                                                           3,662
                                                                         -------
             Total Industrials .......................................    21,097
                                                                         -------

   INFORMATION TECHNOLOGY - 16.2%
      COMMUNICATIONS EQUIPMENT - 1.1%
    85,000   Cisco Systems, Inc.+ ....................................     1,455
     4,200   Polycom, Inc.+ ..........................................        65
                                                                         -------
                                                                           1,520
                                                                         -------

   COMPUTERS & PERIPHERALS - 2.0%
    97,500   Advanced Digital Information Corporation+ ...............       954
       900   Apple Computer, Inc.+ ...................................        65
    50,500   Hewlett-Packard Company .................................     1,446
     5,700   InFocus Corporation+ ....................................        23
       800   Network Appliance, Inc.+ ................................        21
     3,900   QLogic Corporation+ .....................................       127
     4,500   UNOVA, Inc.+ ............................................       152
                                                                         -------
                                                                           2,788
                                                                         -------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
    41,020   Tektronix, Inc. .........................................     1,157
     6,200   Trimble Navigation Ltd.+ ................................       220
                                                                         -------
                                                                           1,377
                                                                         -------

   INTERNET SOFTWARE & SERVICES - 1.3%
   380,240   Art Technology Group, Inc.+ .............................       745
       875   Google Inc., Class A+ ...................................       363
    78,400   WatchGuard Technologies, Inc.+ ..........................       290
     6,700   WebEx Communications, Inc.+ .............................       145
     9,100   Yahoo! Inc.+ ............................................       357
                                                                         -------
                                                                           1,900
                                                                         -------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
    26,125   Applied Materials, Inc. .................................       469
    22,500   Credence Systems Corporation+ ...........................       156
    29,790   FEI Company+** ..........................................       571
    75,830   Intel Corporation .......................................     1,893
     8,800   KLA-Tencor Corporation ..................................       434
    74,780   Lattice Semiconductor Corporation+ ......................       323
    41,000   LSI Logic Corporation+ ..................................       328
     1,400   Maxim Integrated Products, Inc. .........................        51
     6,500   Novellus Systems, Inc.+ .................................       157
     2,300   NVIDIA Corporation+ .....................................        84
    82,900   Pixelworks, Inc.+ .......................................       421
    45,600   TriQuint Semiconductor, Inc.+ ...........................       203
                                                                         -------
                                                                           5,090
                                                                         -------

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND
December 31, 2005

                                                                          VALUE
    SHARES                                                               (000S)
    ------                                                              --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
   SOFTWARE - 7.2%
    56,800   Actuate Corporation+ ...................................   $    178
    53,340   Adobe Systems Inc. .....................................      1,971
    10,400   Electronic Arts Inc.+ ..................................        544
    30,500   Fair Isaac Corporation .................................      1,347
     3,000   Mentor Graphics Corporation+ ...........................         31
   146,030   Microsoft Corporation ..................................      3,819
    43,900   Quest Software, Inc.+ ..................................        641
    36,790   RadiSys Corporation+ ...................................        638
    26,000   Siebel Systems, Inc. ...................................        275
    11,500   SupportSoft, Inc.+ .....................................         49
    19,000   Sybase, Inc.+ ..........................................        415
    13,500   Symantec Corporation+ ..................................        236
                                                                        --------
                                                                          10,144
                                                                        --------
             Total Information Technology ...........................     22,819
                                                                        --------

   MATERIALS - 3.5%
     3,000   Cemex SA de CV, Sponsored ADR ..........................        178
    40,400   Oregon Steel Mills, Inc.+ ..............................      1,188
    47,230   Schnitzer Steel Industries, Inc., Class A ..............      1,445
     6,900   Symyx Technologies, Inc.+ ..............................        188
    28,335   Weyerhaeuser Company ...................................      1,880
                                                                        --------
             Total Materials ........................................      4,879
                                                                        --------

   TELECOMMUNICATION SERVICES - 1.2%
    59,300   Nextel Partners, Inc., Class A+** ......................      1,657
                                                                        --------

   UTILITIES - 0.2%
     4,900   Sempra Energy ..........................................        220
                                                                        --------
             Total Common Stocks
                (Cost $96,657) ......................................    132,335
                                                                        --------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.9%
    30,000   AMB Property Corporation ...............................      1,475
     5,500   Essex Property Trust, Inc. .............................        507
    20,700   Health Care Property Investors, Inc. ...................        529
       800   Nationwide Health Properties, Inc. .....................         17
    44,100   Plum Creek Timber Company, Inc. ........................      1,590
                                                                        --------
             Total REITs
                (Cost $3,222) .......................................      4,118
                                                                        --------

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                 (000S)
---------                                                              ---------
REPURCHASE AGREEMENT - 3.0%
   (Cost $4,162)
$4,162   Agreement with Morgan Stanley, 2.920%
         dated 12/30/2005, to be repurchased at $4,163,000
         on 01/03/2006 (Collateralized by U.S. Treasury
         Notes, having various interest rates and
         maturities, market value $4,295,000) ......................   $   4,162
                                                                       ---------

SHORT-TERM INVESTMENT - 6.1%
   (Cost $8,563)
       8,563   Mellon GSL DBT II
                  Collateral Fund++ ................................      8,563
                                                                       ---------
TOTAL INVESTMENTS (Cost $112,604*) ........................... 105.9%   149,178
OTHER ASSETS (LIABILITIES) (NET) .............................  (5.9)    (8,284)
                                                               -----   ---------
NET ASSETS ................................................... 100.0%  $140,894
                                                               =====   ========

----------
*    Aggregate cost for federal tax purposes is $112,909.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $8,179,000, representing 5.8% of the total net assets of the Fund (Collateral Value $8,563,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR  -- American Depositary Receipt

(F)  -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT MID CAP STOCK FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS - 93.7%
   CONSUMER DISCRETIONARY - 13.0%
   AUTOMOBILES & COMPONENTS - 2.2%
    34,400   Magna International Inc., Class A(F) ....................   $ 2,476
                                                                         -------

   CONSUMER DURABLES & APPAREL - 3.1%
    55,300   Jones Apparel Group, Inc. ...............................     1,699
   112,000   Mattel, Inc.** ..........................................     1,772
                                                                         -------
                                                                           3,471
                                                                         -------

   CONSUMER SERVICES - 2.2%
    13,400   Papa John's International, Inc.+ ........................       794
    35,300   Yum! Brands, Inc. .......................................     1,655
                                                                         -------
                                                                           2,449
                                                                         -------

   RETAILING - 5.5%
    33,900   Aaron Rents, Inc. .......................................       715
    47,400   Nordstrom, Inc. .........................................     1,773
    57,300   Tiffany & Company** .....................................     2,194
    29,200   Weight Watchers International, Inc.+ ....................     1,443
                                                                         -------
                                                                           6,125
                                                                         -------
             Total Consumer Discretionary ............................    14,521
                                                                         -------

   CONSUMER STAPLES - 2.5%
   FOOD, BEVERAGE & TOBACCO - 1.5%
    11,300   Dean Foods Company+ .....................................       425
    26,700   J.M. Smucker Company ....................................     1,175
                                                                         -------
                                                                           1,600
                                                                         -------

   HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
    33,800   Estee Lauder Companies Inc., Class A ....................     1,132
                                                                         -------
             Total Consumer Staples ..................................     2,732
                                                                         -------

   ENERGY - 8.0%
    26,200   Cimarex Energy Company+ .................................     1,127
    30,400   Nabors Industries Ltd. (F)+ .............................     2,303
    57,900   Noble Energy, Inc. ......................................     2,333
    14,400   Tesoro Corporation** ....................................       886
    50,400   Tidewater Inc.** ........................................     2,241
                                                                         -------
             Total Energy ............................................     8,890
                                                                         -------

   FINANCIALS - 19.6%
   BANKS - 6.5%
    90,726   North Fork Bancorporation, Inc. .........................     2,482
    91,100   TCF Financial Corporation ...............................     2,473
    99,050   Washington Federal, Inc. ................................     2,277
                                                                         -------
                                                                           7,232
                                                                         -------

   DIVERSIFIED FINANCIALS - 3.6%
    47,600   A.G. Edwards, Inc. ......................................     2,230
    22,900   Ambac Financial Group, Inc. .............................     1,765
                                                                         -------
                                                                           3,995
                                                                         -------

   INSURANCE - 9.5%
    73,887   Fidelity National Financial, Inc. .......................   $ 2,718
    13,350   Fidelity National Title Group, Inc., Class A ............       325
   113,200   HCC Insurance Holdings, Inc. ............................     3,360
    43,100   Max Re Capital Ltd. (F) .................................     1,119
    30,700   MGIC Investment Corporation** ...........................     2,021
    26,391   PMI Group, Inc. .........................................     1,084
                                                                         -------
                                                                          10,627
                                                                         -------
             Total Financials                                             21,854
                                                                         -------

   HEALTH CARE - 12.0%
   HEALTH CARE EQUIPMENT & SERVICES - 10.4%
    21,600   AmerisourceBergen Corporation** .........................       894
    53,700   Covance Inc.+ ...........................................     2,607
    50,300   Edwards Lifesciences Corporation+ .......................     2,093
    18,900   Express Scripts, Inc., Class A+** .......................     1,584
    72,002   IMS Health Inc. .........................................     1,794
    55,400   Universal Health Services, Inc., Class B** ..............     2,590
                                                                         -------
                                                                          11,562
                                                                         -------

   PHARMACEUTICALS & BIOTECHNOLOGY - 1.6%
    16,900   Andrx Corporation+ ......................................       278
    75,225   Mylan Laboratories Inc. .................................     1,502
                                                                         -------
                                                                           1,780
                                                                         -------
             Total Health Care .......................................    13,342
                                                                         -------

   INDUSTRIALS - 16.6%

   CAPITAL GOODS - 6.6%
    69,700   Federal Signal Corporation ..............................     1,046
    67,300   Lincoln Electric  Holdings, Inc. ........................     2,669
    27,900   PACCAR Inc. .............................................     1,932
    25,400   Teleflex Inc. ...........................................     1,650
                                                                         -------
                                                                           7,297
                                                                         -------

   COMMERCIAL SERVICES & SUPPLIES - 5.2%
    99,100   Allied Waste Industries, Inc.+** ........................       866
    48,800   HNI Corporation .........................................     2,681
    60,300   Republic Services, Inc. .................................     2,264
                                                                         -------
                                                                           5,811
                                                                         -------

   TRANSPORTATION - 4.8%
    39,300   Alaska Air Group, Inc.+ .................................     1,404
   106,500   AMR Corporation+** ......................................     2,368
    75,700   Continental Airlines, Inc., Class B+** ..................     1,612
                                                                         -------
                                                                           5,384
                                                                         -------
             Total Industrials .......................................    18,492
                                                                         -------

   INFORMATION TECHNOLOGY - 11.4%
   COMPUTERS & PERIPHERALS - 3.1%
    64,000   Electronics for Imaging, Inc.+ ..........................     1,703
    64,300   Network Appliance, Inc.+ ................................     1,736
                                                                         -------
                                                                           3,439
                                                                         -------

                       See Notes to Financial Statements.

VT MID CAP STOCK FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
   40,700   Arrow Electronics, Inc.+ ................................   $  1,304
   30,500   Diebold, Inc. ...........................................      1,159
                                                                        --------
                                                                           2,463
                                                                        --------

   IT SERVICES - 1.5%
   57,400   Acxiom Corporation ......................................      1,320
   17,700   Convergys Corporation+ ..................................        281
                                                                        --------
                                                                           1,601
                                                                        --------

   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 2.8%
   96,250   Microchip Technology Inc. ...............................      3,094
                                                                        --------

   SOFTWARE - 1.8%
   77,300   BMC Software Inc.+ ......................................      1,584
   22,700   Synopsys, Inc.+ .........................................        455
                                                                        --------
                                                                           2,039
                                                                        --------
            Total Information Technology ............................     12,636
                                                                        --------

   MATERIALS - 5.4%
   32,700   Cabot Corporation .......................................      1,170
   52,700   Lubrizol Corporation ....................................      2,289
  103,400   Valspar Corporation .....................................      2,551
                                                                        --------
            Total Materials                                                6,010
                                                                        --------

   TELECOMMUNICATION SERVICES - 0.5%
   12,300   United States Cellular Corporation+ .....................        608
                                                                        --------

   UTILITIES - 4.7%
   18,200   FPL Group, Inc. .........................................        757
   98,900   NiSource Inc. ...........................................      2,063
   57,200   Pinnacle West Capital Corporation .......................      2,365
                                                                        --------
            Total Utilities .........................................      5,185
                                                                        --------
            Total Common Stocks
               (Cost $75,645) .......................................    104,270
                                                                        --------

   REAL ESTATE INVESTMENT TRUST (REIT) - 1.7%
      (Cost $1,045)
   39,700   General Growth Properties, Inc. .........................      1,866
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
 (000S)                                                                  (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 2.7%
   (Cost $2,986)

$ 2,986   Agreement with Morgan Stanley, 2.920%
             dated 12/30/2005, to be repurchased at
             $2,987,000 on 01/03/2006
             (Collateralized by U.S. Treasury Notes,
             having various interest rates and
             maturities, market value $3,081,000) ...................   $  2,986
                                                                        --------

SHORT-TERM INVESTMENT - 13.1%
   (Cost $14,576)
 14,576   Mellon GSL DBT II
             Collateral Fund++ ......................................     14,576
                                                                        --------
TOTAL INVESTMENTS (Cost $94,252*) ...........................   111.2%   123,698
OTHER ASSETS (LIABILITIES) (NET) ............................   (11.2)   (12,463)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $111,235
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $94,764.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $13,453,000, representing 12.1% of the total net assets of the Fund (Collateral Value $14,576,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS - 94.6%
   CONSUMER DISCRETIONARY - 18.1%
   AUTOMOBILES & COMPONENTS - 0.7%
    30,000   Harley-Davidson, Inc.** .................................   $ 1,545
     8,100   Toyota Motor Corporation (F) ............................       423
                                                                         -------
                                                                           1,968
                                                                         -------

   CONSUMER DURABLES & APPAREL - 1.1%
     8,300   Coach, Inc.+ ............................................       277
    25,540   NIKE Inc., Class B ......................................     2,217
    17,500   Toll Brothers, Inc.+ ....................................       606
                                                                         -------
                                                                           3,100
                                                                         -------
   CONSUMER SERVICES - 2.1%
    34,745   Apollo Group, Inc., Class A+ ............................     2,101
    24,670   Carnival Corporation** ..................................     1,319
    81,275   Starbucks Corporation+ ..................................     2,439
                                                                         -------
                                                                           5,859
                                                                         -------

   MEDIA - 3.2%
    42,900   Comcast Corporation, Special Class A+ ...................     1,102
   218,428   Time Warner Inc. ........................................     3,809
   106,550   Walt Disney Company .....................................     2,554
    42,335   XM Satellite Radio Holdings Inc., Class A+** ............     1,155
                                                                         -------
                                                                           8,620
                                                                         -------

   RETAILING - 11.0%
   116,200   Amazon.com Inc.+ ........................................     5,479
    28,600   Bed Bath & Beyond Inc.+ .................................     1,034
    16,220   Best Buy Company, Inc. ..................................       705
    93,780   eBay Inc.+ ..............................................     4,056
    94,567   Expedia, Inc.+** ........................................     2,266
   182,325   Home Depot, Inc. ........................................     7,380
   111,102   IAC/InterActiveCorp+** ..................................     3,145
     9,130   J.C. Penney Company, Inc. (Holding Company) .............       508
    14,600   Kohl's Corporation+ .....................................       710
    16,210   Lowe's Companies, Inc. ..................................     1,081
    13,400   Michaels Stores, Inc. ...................................       474
    99,890   Staples, Inc. ...........................................     2,268
    8,170    Target Corporation ......................................       449
    8,050    Williams-Sonoma, Inc.+** ................................       347
                                                                         -------
                                                                          29,902
                                                                         -------
             Total Consumer Discretionary ............................    49,449
                                                                         -------

   CONSUMER STAPLES - 8.0%
   FOOD & STAPLES RETAILING - 0.9%
     7,780   Costco Wholesale Corporation ............................       385
    31,400   CVS Corporation .........................................       829
    17,900   Sysco Corporation .......................................       556
    15,830   Wal-Mart Stores, Inc. ...................................       741
                                                                         -------
                                                                           2,511
                                                                         -------

   FOOD, BEVERAGE & TOBACCO - 4.2%
    79,460   Cadbury Schweppes PLC (F) ...............................   $   751
    50,100   Coca-Cola Company .......................................     2,019
     3,399   Nestle SA(F) ............................................     1,015
    95,365   PepsiCo, Inc. ...........................................     5,634
    29,100   Wm. Wrigley Jr. Company .................................     1,935
                                                                         -------
                                                                          11,354
                                                                         -------

   HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
   121,327   Procter & Gamble Company ................................     7,022
    24,790   Reckitt Benckiser PLC (F) ...............................       818
                                                                         -------
                                                                           7,840
                                                                         -------
             Total Consumer Staples ..................................    21,705
                                                                         -------

   ENERGY - 4.2%
     6,900   Apache Corporation ......................................       473
     8,400   EOG Resources, Inc. .....................................       616
    33,890   ExxonMobil Corporation ..................................     1,904
    28,720   Halliburton Company .....................................     1,779
    10,735   Kinder Morgan Management LLC+ ...........................       488
    42,100   Occidental Petroleum Corporation ........................     3,363
    10,980   Schlumberger Ltd.** .....................................     1,067
    27,000   Smith International, Inc. ...............................     1,002
    13,100   Transocean Inc.+ ........................................       913
                                                                         -------
             Total Energy ............................................    11,605
                                                                         -------

   FINANCIALS - 9.5%
   BANKS - 0.2%
     8,700   Bank of America Corporation .............................       401
                                                                         -------

   DIVERSIFIED FINANCIALS - 6.4%
    73,915   American Express Company ................................     3,804
     2,000   Chicago Mercantile Exchange Holdings Inc. ...............       735
    11,410   Citigroup Inc. ..........................................       554
    43,520   Fannie Mae ..............................................     2,124
     5,800   Franklin Resources, Inc. ................................       545
     7,630   Goldman Sachs Group, Inc. ...............................       975
     5,200   Legg Mason, Inc. ........................................       622
     2,500   Lehman Brothers Holdings Inc. ...........................       320
    53,750   Merrill Lynch & Company, Inc. ...........................     3,641
    62,215   Morgan Stanley ..........................................     3,530
    20,800   Nomura Holdings, Inc. (F) ...............................       400
     2,700   T. Rowe Price Group, Inc. ...............................       195
                                                                         -------
                                                                          17,445
                                                                         -------

   INSURANCE - 2.9%
    59,440   American International Group, Inc. ......................     4,056
        28   Berkshire Hathaway, Inc., Class A+ ......................     2,481
     6,700   Hartford Financial Services Group, Inc. .................       575
    11,720   Prudential Financial, Inc. ..............................       858
                                                                         -------
                                                                           7,970
                                                                         -------
             Total Financials ........................................    25,816
                                                                         -------

                       See Notes to Financial Statements.

VT GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS (CONTINUED)
   HEALTH CARE - 19.1%
   HEALTH CARE EQUIPMENT & SERVICES - 6.7%
     6,600   Aetna Inc. ..............................................   $   623
    30,135   Biomet, Inc.** ..........................................     1,102
    36,775   Caremark Rx, Inc.+ ......................................     1,905
     9,700   Fisher Scientific International Inc.+** .................       600
     7,800   Medco Health Solutions, Inc.+ ...........................       435
   105,855   Medtronic, Inc. .........................................     6,094
     6,800   Patterson Companies Inc.+** .............................       227
     8,300   Quest Diagnostics Inc. ..................................       427
     6,852   Roche Holding AG-Genusschein (F) ........................     1,027
     7,640   Stryker Corporation .....................................       339
    78,525   UnitedHealth Group Inc. .................................     4,880
     9,790   Varian Medical Systems, Inc.+ ...........................       493
                                                                         -------
                                                                          18,152
                                                                         -------

   PHARMACEUTICALS & BIOTECHNOLOGY - 12.4%
   106,590   Amgen, Inc.+ ............................................     8,406
    57,290   Biogen Idec Inc.+ .......................................     2,597
    70,300   Eli Lilly & Company .....................................     3,978
    80,815   Genentech, Inc.+ ........................................     7,476
    10,600   Genzyme Corporation+ ....................................       750
     6,100   Gilead Sciences, Inc.+ ..................................       321
    31,210   Johnson & Johnson .......................................     1,876
    15,800   MedImmune, Inc.+ ........................................       553
    25,047   Novartis AG (F) .........................................     1,314
   108,940   Pfizer Inc. .............................................     2,541
     8,170   Sanofi-Aventis Group (F) ................................       715
    54,105   Sanofi-Aventis, ADR .....................................     2,375
    24,582   Teva Pharmaceutical Industries Ltd., Sponsored ADR ......     1,057
                                                                         -------
                                                                          33,959
                                                                         -------
             Total Health Care .......................................    52,111
                                                                         -------

   INDUSTRIALS - 5.4%
   CAPITAL GOODS - 4.8%
    14,800   Danaher Corporation** ...................................       826
    20,780   Empresa Brasileira de Aeronautica SA, ADR ...............       812
     6,700   General Dynamics Corporation ............................       764
   257,728   General Electric Company ................................     9,033
    12,160   Lockheed Martin Corporation .............................       774
    14,680   United Technologies Corporation .........................       821
                                                                         -------
                                                                          13,030
                                                                         -------

   COMMERCIAL SERVICES & SUPPLIES - 0.1%
     2,900   Corporate Executive Board Company .......................       260
                                                                         -------

   TRANSPORTATION - 0.5%
     6,190   Expeditors International of Washington, Inc. ............       418
    10,920   FedEx Corporation .......................................     1,129
                                                                         -------
                                                                           1,547
                                                                         -------
             Total Industrials .......................................    14,837
                                                                         -------
   INFORMATION TECHNOLOGY - 27.5%
   COMMUNICATIONS EQUIPMENT - 8.3%
   325,185   Cisco Systems, Inc.+ ....................................   $ 5,567
    29,600   Corning Inc.+ ...........................................       582
    78,100   Juniper Networks, Inc.+ .................................     1,742
   287,665   Motorola, Inc. ..........................................     6,498
    25,100   Nokia Oyj, Sponsored ADR ................................       459
    93,410   QUALCOMM Inc. ...........................................     4,024
    50,535   Research In Motion Ltd.+ ................................     3,336
    14,900   Telefonaktiebolaget LM Ericsson, Sponsored ADR ..........       513
                                                                         -------
                                                                          22,721
                                                                         -------

   COMPUTERS & PERIPHERALS - 2.0%
     7,900   Apple Computer, Inc.+ ...................................       568
   123,765   Dell Inc.+ ..............................................     3,712
    44,630   EMC Corporation+ ........................................       608
    17,300   Network Appliance, Inc.+ ................................       467
                                                                         -------
                                                                           5,355
                                                                         -------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
    21,520   PerkinElmer, Inc. .......................................       507
                                                                         -------

   INTERNET SOFTWARE & SERVICES - 3.9%
    64,400   Akamai Technologies, Inc.+ ..............................     1,283
     3,400   Google Inc., Class A+ ...................................     1,411
    20,400   VeriSign Inc.+** ........................................       447
   189,385   Yahoo! Inc.+** ..........................................     7,420
                                                                         -------
                                                                          10,561
                                                                         -------

   IT SERVICES - 0.9%
    26,600   Automatic Data Processing, Inc. .........................     1,220
    14,300   Cognizant Technology Solutions Corporation, Class A+ ....       720
    10,900   First Data Corporation ..................................       469
                                                                          -------
                                                                           2,409
                                                                         -------

   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 6.4%
    80,965   Advanced Micro Devices, Inc.+** .........................     2,477
    23,800   Broadcom Corporation, Class A+ ..........................     1,122
    86,280   Intel Corporation .......................................     2,154
     9,600   International Rectifier Corporation+ ....................       306
    24,600   Linear Technology Corporation ...........................       887
     7,500   Marvell Technology Group Ltd.+ ..........................       421
    15,300   Microchip Technology Inc. ...............................       492
     7,371   Samsung Electronics Company Ltd., GDR ...................     2,403
   195,178   Texas Instruments Inc. ..................................     6,259
    41,809   Xilinx, Inc. ............................................     1,054
                                                                         -------
                                                                          17,575
                                                                         -------

   SOFTWARE - 5.8%
    26,760   Adobe Systems Inc. ......................................       989
    13,000   Amdocs Ltd. (F)+ ........................................       358
    12,400   Autodesk, Inc. ..........................................       533

                       See Notes to Financial Statements.

VT GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
COMMON STOCKS (CONTINUED)
   SOFTWARE (CONTINUED)
    44,100   Electronic Arts Inc.+ ..................................   $  2,307
   277,943   Microsoft Corporation ..................................      7,268
    72,700   Red Hat, Inc.+ .........................................      1,980
    52,940   SAP AG, Sponsored ADR ..................................      2,386
                                                                        --------
                                                                          15,821
                                                                        --------
             Total Information Technology ...........................     74,949
                                                                        --------

   MATERIALS - 1.7%
    18,400   Monsanto Company .......................................      1,427
    24,530   Praxair, Inc. ..........................................      1,299
    11,140   Rio Tinto PLC, Sponsored ADR ...........................      2,036
                                                                        --------
             Total Materials ........................................      4,762
                                                                        --------
   TELECOMMUNICATION SERVICES - 1.1%
    23,600   American Tower Corporation, Class A+ ...................        640
    55,360   China Mobile (Hong Kong) Ltd. ..........................      1,331
    40,670   Sprint Nextel Corporation ..............................        950
                                                                        --------
             Total Telecommunication Services .......................      2,921
                                                                        --------
             Total Common Stocks
                (Cost $222,758) .....................................    258,155
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
COMMERCIAL PAPER - 1.7%
   (Cost $4,499)
  $4,500    Prudential Funding LLC,
               4.100% due 01/03/2006++ .................................   4,499
                                                                           -----

U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 1.2%
   (Cost $3,199)
   FEDERAL HOME LOAN BANK (FHLB) - 1.2%
  3,200     3.400% due 01/03/2006++ ....................................   3,199
                                                                           -----

REPURCHASE AGREEMENT - 3.3%
   (Cost $9,012)

 $ 9,012    Agreement with Morgan Stanley, 2.920% dated
               12/30/2005, to be repurchased at $9,015,000
               on 01/03/2006 (Collateralized by U.S.
               Treasury Notes, having various interest
               rates and maturities, market value
               $9,300,000) ..................................           $  9,012
                                                                        --------

SHORT-TERM INVESTMENT - 4.5%
   (Cost $12,342)
  12,342    Mellon GSL DBT II
               Collateral Fund+++ ...........................             12,342
                                                                        --------
TOTAL INVESTMENTS (Cost $251,810*) ..........................   105.3%   287,207
OTHER ASSETS (LIABILITIES) (NET) ............................    (5.3)   (14,428)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $272,779
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $254,392.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $11,855,000, representing 4.3% of the total net assets of the Fund (Collateral Value $12,342,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Rate represents annualized yield at date of purchase.

+++  Represents investment purchased with cash collateral for securities loaned.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                              CONTRACTS TO RECEIVE
                                     (000S)

                                                         NET
                                                     UNREALIZED
EXPIRATION       LOCAL     VALUE IN   IN EXCHANGE   DEPRECIATION
   DATE        CURRENCY     U.S. $     FOR U.S. $   OF CONTRACTS
----------   -----------   --------   -----------   ------------
01/03/2006   CHF     109      83           83            $--
01/03/2006   GBP      14      25           25             --
01/04/2006   JPY   2,573      22           22             --
                                                         ---
                                                         $--
                                                         ===

                                GLOSSARY OF TERMS

ADR   --   American Depositary Receipt

CHF   --   Swiss Franc

(F)   --   Foreign Shares

GBP   --   Great Britain Pound Sterling

GDR   --   Global Depositary Receipt

JPY   --   Japanese Yen

                       See Notes to Financial Statements.

Portfolio of Investments

VT SMALL CAP VALUE FUND
December 31, 2005

                                                                           VALUE
SHARES                                                                    (000S)
------                                                                    ------
COMMON STOCKS - 80.2%
   CONSUMER DISCRETIONARY - 13.2%
   AUTOMOBILES & COMPONENTS - 3.1%
    35,400   Accuride Corporation+ ....................................   $  456
    36,700   Tenneco, Inc.+ ...........................................      720
                                                                          ------
                                                                           1,176
                                                                          ------

   CONSUMER DURABLES & APPAREL - 3.0%
    52,200   Lenox Group, Inc.+ .......................................      691
    19,500   Rocky Shoes & Boots, Inc.+ ...............................      475
                                                                          ------
                                                                           1,166
                                                                          ------

   MEDIA - 1.9%
     8,300   Carmike Cinemas, Inc. ....................................      210
    34,800   Reader's Digest Association, Inc. ........................      530
                                                                          ------
                                                                             740
                                                                          ------

   RETAILING - 5.2%
    53,300   Blockbuster Inc., Class A** ..............................      200
    10,500   Children's Place Retail Stores, Inc.+ ....................      519
   146,500   Movie Gallery, Inc. ......................................      822
    12,700   RC2 Corporation+ .........................................      451
                                                                          ------
                                                                           1,992
                                                                          ------
             Total Consumer Discretionary .............................    5,074
                                                                          ------

   CONSUMER STAPLES - 5.0%
   FOOD & STAPLES RETAILING - 1.5%
    25,400   Fresh Del Monte Produce, Inc. ............................      578
                                                                          ------

   FOOD, BEVERAGE & TOBACCO - 1.1%
    28,300   B&G Foods Inc., EIS. .....................................      411
                                                                          ------

   HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
     8,700   Central Garden & Pet Company+ ............................      400
    17,549   Jarden Corporation+** ....................................      529
                                                                          ------
                                                                             929
                                                                          ------
             Total Consumer Staples ...................................    1,918
                                                                          ------

   ENERGY - 5.7%
    18,600   Cimarex Energy Company+ ..................................      800
    14,300   Comstock Resources, Inc.+ ................................      436
    11,000   Encore Acquisition Company+ ..............................      352
     3,900   Giant Industries, Inc.+ ..................................      203
    10,200   St. Mary Land & Exploration Company ......................      376
                                                                          ------
             Total Energy .............................................    2,167
                                                                          ------

   FINANCIALS - 12.8%
   BANKS - 5.7%
    14,280   Capital Corporation of the West ..........................      464
    27,900   Dime Community Bancshares ................................      408
    43,040   Oriental Financial Group, Inc. ...........................      532
    16,820   U.S.B. Holding Company, Inc. .............................      364
    18,500   Washington Federal, Inc. .................................      425
                                                                          ------
                                                                           2,193
                                                                          ------

   INSURANCE - 7.1%
    14,000   Navigators Group, Inc.+ ..................................   $  611
    11,400   Safety Insurance Group, Inc. .............................      460
    12,700   State Auto Financial Corporation .........................      463
    12,600   Stewart Information Services Corporation .................      613
    14,300   United Fire & Casualty Company ...........................      578
                                                                          ------
                                                                           2,725
                                                                          ------
             Total Financials .........................................    4,918
                                                                          ------

   HEALTH CARE - 5.0%
   HEALTH CARE EQUIPMENT & SERVICES - 2.9%
    64,400   Gene Logic, Inc.+ ........................................      216
    22,200   Kindred Healthcare, Inc.+ ................................      572
    11,800   Molina Healthcare Inc.+ ..................................      314
                                                                          ------
                                                                           1,102
                                                                          ------

   PHARMACEUTICALS & BIOTECHNOLOGY - 2.1%
    56,300   Bradley Pharmaceuticals, Inc.+** .........................      535
    39,800   Lannett Company, Inc.+** .................................      293
                                                                          ------
                                                                             828
                                                                          ------
             Total Health Care. .......................................    1,930
                                                                          ------

   INDUSTRIALS - 12.8%
   CAPITAL GOODS - 3.8%
    24,000   Cubic Corporation ........................................      479
    11,200   DRS Technologies, Inc. ...................................      576
    17,300   Griffon Corporation+** ...................................      412
                                                                          ------
                                                                           1,467
                                                                          ------

   TRANSPORTATION - 9.0%
    13,200   Alaska Air Group, Inc.+ ..................................      471
    39,800   AMR Corporation+** .......................................      885
    33,800   Continental Airlines, Inc., Class B+ .....................      720
    11,500   Dampskibsselskabet TORM A/S, ADR .........................      556
    12,700   Genesee & Wyoming Inc., Class A+ .........................      477
    18,900   OMI Corporation ..........................................      343
                                                                          ------
                                                                           3,452
                                                                          ------
             Total Industrials ........................................    4,919
                                                                          ------

   INFORMATION TECHNOLOGY - 9.7%
   COMMUNICATIONS EQUIPMENT - 1.1%
    13,300   Bel Fuse Inc., Class B ...................................      423
                                                                          ------

   COMPUTERS & PERIPHERALS - 1.7%
    23,700   Hutchinson Technology, Inc.+** ...........................      674
                                                                          ------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
    34,700   LeCroy Corporation+ ......................................      531
                                                                          ------

   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 3.6%
    99,300   Axcelis Technologies, Inc.+ ..............................      474
    64,800   Credence Systems Corporation+ ............................      451
     2,900   OmniVision Technologies, Inc.+** .........................       58
    13,500   PortalPlayer Inc.+ .......................................      382
                                                                          ------
                                                                           1,365
                                                                          ------

                       See Notes to Financial Statements.

VT SMALL CAP VALUE FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
   SOFTWARE - 1.9%
    22,150   Geac Computer Corporation Ltd. (F)+ .....................   $   242
    61,000   RealNetworks, Inc.+ .....................................       473
                                                                         -------
                                                                             715
                                                                         -------
             Total Information Technology ............................     3,708
                                                                         -------

   MATERIALS - 12.1%
    22,200   Century Aluminum Company+ ...............................       582
     7,500   Headwaters, Inc.+ .......................................       266
    16,900   Inmet Mining Corporation (F) ............................       429
   309,000   Kingsgate Consolidated Ltd. (F) ........................      1,037
    35,000   Metal Management, Inc. ..................................       814
   535,400   Minara Resources Ltd.(F) ................................       742
    47,600   Randgold Resources Ltd., ADR+ ...........................       767
                                                                         -------
             Total Materials .........................................     4,637
                                                                         -------

   TELECOMMUNICATION SERVICES - 3.2%
    31,800   Asia Satellite Telecommunications
                Holdings Ltd., Sponsored ADR .........................       539
    25,500   USAMobility, Inc. .......................................       707
                                                                         -------
             Total Telecommunication Services ........................     1,246
                                                                         -------

   UTILITIES - 0.7%
     9,600   Suburban Propane Partners LP ............................       252
                                                                         -------
             Total Common Stocks
                (Cost $27,015) .......................................    30,769
                                                                         -------

CANADIAN INCOME TRUSTS - 6.5%
   CONSUMER STAPLES - 2.8%
   FOOD, BEVERAGE & TOBACCO - 2.8%
    45,900   Arctic Glacier Income Fund (F) ..........................       426
    69,900   Connors Brothers Income Fund (F) ........................       646
                                                                         -------
             Total Consumer Staples ..................................     1,072
                                                                         -------

   ENERGY - 3.7%
    17,700   Harvest Energy Trust (F)** ..............................       566
    25,600   Vermilion Energy Trust (F) ..............................       655
     7,900   Zargon Energy Trust (F) .................................       216
                                                                         -------
             Total Energy ............................................     1,437
                                                                         -------
             Total Canadian Income Trusts
                (Cost $2,036) ........................................     2,509
                                                                         -------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.4%
     2,600   Alexandria Real Estate Equities, Inc. ...................   $   209
    12,500   Entertainment Properties Trust ..........................       509
    34,200   Equity Inns, Inc. .......................................       464
     8,400   Redwood Trust, Inc. .....................................       347
     5,900   Sovran Self Storage, Inc. ...............................       277
    26,700   Winston Hotels, Inc. ....................................       264
                                                                         -------
             Total REITs
                (Cost $1,659) ........................................     2,070
                                                                         -------

INCOME DEPOSIT SECURITIES - 2.6%
   INDUSTRIALS - 2.6%
   CAPITAL GOODS - 2.6%
    23,800   New Flyer Industries Inc. (F) ...........................       192
    98,500   New Flyer Industries Inc. (F)+++ ........................       797
                                                                         -------
                                                                             989
                                                                         -------
             Total Income Deposit Securities
                (Cost $991) ..........................................       989
                                                                         -------

CONTRACTS
---------

PURCHASED PUT OPTIONS - 2.6%
     1,410   iShares Russell 2000 Index,
                Expires January 2007 @ $56 ...........................       233
     3,950   iShares Russell 2000 Index,
                Expires January 2007 @ $49 ...........................       286
     1,400   iShares Russell 2000 Index,
                Expires January 2008 @ $55 ...........................       381
     3,100   NASDAQ-100 Index,
                Expires January 2007 @ $30 ...........................       101
                                                                         -------
             Total Purchased Put Options
                (Cost $1,480) ........................................     1,001
                                                                         -------

                       See Notes to Financial Statements.

VT SMALL CAP VALUE FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
REPURCHASE AGREEMENT - 2.0%
   (Cost $756)
 $   756   Agreement with Morgan Stanley, 2.920% dated 12/30/2005,
              to be repurchased at $756,000 on 01/03/2006
              (Collateralized by U.S. Treasury Notes, having
              various interest rates and maturities, market
              value $780,000) ........................................   $   756
                                                                         -------

SHORT-TERM INVESTMENT - 5.8%
   (Cost $2,221)
   2,221   Mellon GSL DBT II Collateral Fund++ .......................     2,221
                                                                         -------
TOTAL INVESTMENTS (Cost $36,158*) .............................. 105.1%   40,315
OTHER ASSETS (LIABILITIES) (NET)                                  (5.1)   (1,954)
                                                                 -----   -------
NET ASSETS ..................................................... 100.0%  $38,361
                                                                 =====   =======

----------
*    Aggregate cost for federal tax purposes is $35,696.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $2,116,000, representing 5.5% of the total net assets of the Fund (Collateral Value $2,221,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

+++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

                                GLOSSARY OF TERMS

ADR   -- American Depositary Receipt
AUD   -- Australian Dollar
EIS   -- Enhanced Income Security
(F)   -- Foreign Shares

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
                                     (000S)

                                                      NET
                                                  UNREALIZED
EXPIRATION     LOCAL    VALUE IN   IN EXCHANGE   DEPRECIATION
   DATE      CURRENCY    U.S. $     FOR U.S. $   OF CONTRACTS
----------   --------   --------   -----------   ------------
01/04/2006   AUD   76      56           56           $--
                                                     ===

                       See Notes to Financial Statements.

Portfolio of Investments

VT SMALL CAP GROWTH FUND
December 31, 2005

                                                                           VALUE
SHARES                                                                    (000S)
------                                                                    ------
COMMON STOCKS - 96.7%
   CONSUMER DISCRETIONARY - 13.9%
   CONSUMER DURABLES & APPAREL - 4.7%
    6,800   Carter's, Inc.+ ...........................................   $  400
    7,637   Charles & Colvard Ltd.** ..................................      154
   24,600   Coach, Inc.+ ..............................................      820
    7,512   Desarrolladora Homex SA de CV, ADR+** .....................      231
    7,800   Volcom, Inc.+ .............................................      265
   11,888   Warnaco Group, Inc.+ ......................................      318
                                                                          ------
                                                                           2,188
                                                                          ------

   CONSUMER SERVICES - 2.2%
    9,300   BJ's Restaurants Inc.+ ....................................      213
    8,756   Cheesecake Factory, Inc.+ .................................      327
    3,150   Ctrip.com International Ltd., ADR+ ........................      182
   10,669   Sonic Corporation+ ........................................      315
                                                                          ------
                                                                           1,037
                                                                          ------

   MEDIA - 1.6%
   21,300   Focus Media Holding Ltd., ADR+ ............................      719
                                                                          ------

   RETAILING - 5.4%
    5,186   America's Car-Mart, Inc.+ .................................       86
    6,498   Blue Nile, Inc.+** ........................................      262
    8,483   Guitar Center, Inc.+ ......................................      424
   23,722   Hibbett Sporting Goods, Inc.+ .............................      676
   10,767   Stamps.com, Inc.+ .........................................      247
    4,403   Tractor Supply Company+ ...................................      233
   22,876   Urban Outfitters, Inc.+ ...................................      579
                                                                          ------
                                                                           2,507
                                                                          ------
            Total Consumer Discretionary ..............................    6,451
                                                                          ------

   CONSUMER STAPLES - 1.6%
   FOOD & STAPLES RETAILING - 0.8%
    9,900   Central European Distribution Corporation+ ................      397
                                                                          ------

   HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
    5,714   Parlux Fragrances, Inc.+ ..................................      175
    4,695   USANA Health Sciences, Inc.+** ............................      180
                                                                          ------
                                                                             355
                                                                          ------
            Total Consumer Staples ....................................      752
                                                                          ------

   ENERGY - 7.3%
   10,500   ATP Oil & Gas Corporation+ ................................      389
   11,500   Basic Energy Services, Inc.+ ..............................      230
   15,300   Bronco Drilling Company, Inc.+ ............................      352
   22,800   Carrizo Oil & Gas, Inc.+ ..................................      563
    5,600   Dril-Quip, Inc.+ ..........................................      264
   31,100   Input/Output, Inc.+ .......................................      219
    5,400   Lufkin Industries, Inc. ...................................      269
    9,000   Petrohawk Energy Corporation+ .............................      119
    6,600   Pioneer Drilling Company+ .................................      118
    3,700   SEACOR Holdings Inc.+ .....................................      252
    6,256   Veritas DGC, Inc.+ ........................................      222
    5,800   W-H Energy Services, Inc.+ ................................   $  192
    4,659   Whiting Petroleum Corporation+ ............................      186
                                                                          ------
            Total Energy ..............................................    3,375
                                                                          ------

   FINANCIALS - 4.9%
   BANKS - 1.7%
   11,242   Brookline Bancorp, Inc. ...................................      159
    2,415   Mercantile Bank Corporation ...............................       93
    9,500   Midwest Banc Holdings, Inc. ...............................      211
   11,200   Signature Bank+ ...........................................      315
                                                                          ------
                                                                             778
                                                                          ------

   DIVERSIFIED FINANCIALS - 1.3%
   11,600   First Cash Financial Services, Inc.+ ......................      338
   22,600   TradeStation Group, Inc.+ .................................      280
                                                                          ------
                                                                             618
                                                                          ------

   INSURANCE - 1.9%
   20,500   American Equity Investment Life Holding Company ...........      268
   14,400   Amerisafe Inc.+ ...........................................      145
   10,324   Delphi Financial Group, Inc., Class A .....................      475
                                                                          ------
                                                                             888
                                                                          ------
            Total Financials ..........................................    2,284
                                                                          ------

   HEALTH CARE - 25.2%
   HEALTH CARE EQUIPMENT & SERVICES - 12.1%
   15,879   Adeza Biomedical Corporation+ .............................      334
    7,000   Advisory Board Company+ ...................................      334
   26,194   Align Technology, Inc.+** .................................      169
    4,978   American Healthways, Inc.+ ................................      225
    9,588   ArthroCare Corporation+ ...................................      404
    7,527   Aspect Medical Systems, Inc.+ .............................      258
    4,714   Centene Corporation+ ......................................      124
   16,754   Conceptus, Inc.+ ..........................................      211
    7,696   Conor Medsystems, Inc.+ ...................................      149
   11,500   HealthExtras, Inc.+ .......................................      289
    7,900   ICU Medical, Inc.+ ........................................      310
    9,600   Immucor, Inc.+ ............................................      224
    8,098   IntraLase Corporation+** ..................................      144
   10,748   Kyphon, Inc.+ .............................................      439
    4,150   Laserscope+ ...............................................       93
    9,339   LCA-Vision, Inc. ..........................................      444
    6,914   LHC Group, Inc.+ ..........................................      120
   11,850   Merge Technologies, Inc.+ .................................      297
   15,700   Micrus Endovascular Corporation+ ..........................      137
    7,100   Palomar Medical Technologies, Inc.+ .......................      249
    9,500   Quidel Corporation+ .......................................      102
    8,301   Syneron Medical Ltd. (F)+** ...............................      264
   10,666   Ventiv Health, Inc.+ ......................................      252
    6,900   VNUS Medical Technologies, Inc.+ ..........................       58
                                                                          ------
                                                                           5,630
                                                                          ------

                       See Notes to Financial Statements.

VT SMALL CAP GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
   PHARMACEUTICALS & BIOTECHNOLOGY - 13.1%
   10,500   Adams Respiratory Therapeutics, Inc.+ ....................   $   427
    6,200   Amylin Pharmaceuticals, Inc.+ ............................       248
    3,500   Anika Therapeutics, Inc.+ ................................        41
   11,200   Aspreva Pharmaceuticals Corporation (F)+ .................       176
    7,800   Combinatorx Inc.+ ........................................        64
   16,266   CV Therapeutics, Inc.+ ...................................       402
    7,500   Digene Corporation+ ......................................       219
   23,100   Encysive Pharmaceuticals, Inc.+ ..........................       182
   10,446   First Horizon Pharmaceutical Corporation+ ................       180
   16,500   Keryx Biopharmaceuticals, Inc.+ ..........................       242
   12,050   Kos Pharmaceuticals, Inc.+ ...............................       623
   26,804   LifeCell Corporation+ ....................................       511
   19,638   MGI Pharma, Inc.+ ........................................       337
   19,400   Nastech Pharmaceutical Company Inc.+ .....................       286
   17,369   Nektar Therapeutics+ .....................................       286
   12,402   Protein Design Labs, Inc.+ ...............................       352
   18,000   Rigel Pharmaceuticals, Inc.+ .............................       150
   12,937   Salix Pharmaceuticals Ltd.+ ..............................       227
    9,700   SeraCare Life Sciences, Inc.+ ............................        88
   15,000   Telik, Inc.+ .............................................       255
   11,483   United Therapeutics Corporation+ .........................       794
                                                                         -------
                                                                           6,090
                                                                         -------
            Total Health Care ........................................    11,720
                                                                         -------

   INDUSTRIALS - 13.1%
   CAPITAL GOODS - 8.1%
   20,726   A.S.V., Inc.+** ..........................................       518
    4,348   American Science & Engineering, Inc.+ ....................       271
    5,800   Bucyrus International, Inc. ..............................       306
   19,314   Ceradyne, Inc.+ ..........................................       846
    6,800   ESCO Technologies Inc.+ ..................................       302
    9,000   Essex Corporation+ .......................................       153
   14,000   iRobot Corporation+** ....................................       467
    7,833   Lincoln Electric Holdings, Inc. ..........................       311
    7,600   NCI Building Systems, Inc.+ ..............................       323
   19,601   TurboChef Technologies, Inc.+** ..........................       281
                                                                         -------
                                                                           3,778
                                                                         -------

   COMMERCIAL SERVICES & SUPPLIES - 3.2%
    4,926   CRA International Inc.+ ..................................       235
   14,303   LECG Corporation+ ........................................       248
    5,900   Mine Safety Appliances Company ...........................       214
    8,800   Portfolio Recovery Associates, Inc.+ .....................       409
   14,248   Resources Connection, Inc.+ ..............................       371
                                                                         -------
                                                                           1,477
                                                                         -------
   TRANSPORTATION - 1.8%
   13,200   Knight Transportation, Inc. ..............................   $   274
    9,901   Old Dominion Freight Line, Inc.+ .........................       267
   13,505   Universal Truckload Services, Inc.+ ......................       311
                                                                         -------
                                                                             852
                                                                         -------
            Total Industrials ........................................     6,107
                                                                         -------

   INFORMATION TECHNOLOGY - 29.9%
   COMMUNICATIONS EQUIPMENT - 7.6%
   22,885   AudioCodes Ltd. (F)+** ...................................       254
    7,177   Blue Coat Systems, Inc.+ .................................       328
    5,816   Comtech Telecommunications Corporation+ ..................       178
   53,665   Glenayre Technologies, Inc.+ .............................       175
   29,167   Ixia+ ....................................................       431
   18,800   NMS Communications Corporation+ ..........................        66
   18,321   Openwave Systems Inc.+** .................................       320
   11,417   Orckit Communications Ltd. (F)+** ........................       278
   18,800   Polycom, Inc.+ ...........................................       288
   23,200   Redback Networks Inc.+ ...................................       326
   10,716   SafeNet, Inc.+ ...........................................       345
   24,700   Symmetricom, Inc.+ .......................................       209
   22,100   Tekelec+ .................................................       307
                                                                         -------
                                                                           3,505
                                                                         -------

   COMPUTERS & PERIPHERALS - 1.7%
    4,800   Hutchinson Technology, Inc.+ .............................       136
    7,495   M-Systems Flash Disk Pioneers Ltd. (F)+ ..................       248
   14,100   Rackable Systems Inc.+ ...................................       402
                                                                         -------
                                                                             786
                                                                         -------

   INTERNET SOFTWARE & SERVICES - 7.0%
   14,526   Akamai Technologies, Inc.+ ...............................       289
   23,689   aQuantive, Inc.+ .........................................       598
    5,300   F5 Networks, Inc.+ .......................................       303
   15,700   HouseValues, Inc.+** .....................................       205
   13,600   iVillage, Inc.+ ..........................................       109
   12,500   Jupitermedia Corporation+ ................................       185
   10,036   Marchex, Inc., Class B+** ................................       226
   19,400   Secure Computing Corporation+ ............................       238
   23,103   ValueClick, Inc.+ ........................................       418
    6,700   Websense, Inc.+ ..........................................       440
   12,800   WebSideStory, Inc.+ ......................................       232
                                                                         -------
                                                                           3,243
                                                                         -------

   IT SERVICES - 2.5%
   32,485   Euronet Worldwide, Inc.+ .................................       903
   15,150   RightNow Technologies, Inc.+ .............................       280
                                                                         -------
                                                                           1,183
                                                                         -------

                       See Notes to Financial Statements.

VT SMALL CAP GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 6.5%
       5,800   Cymer, Inc.+ ..........................................   $   206
       2,200   FormFactor Inc.+ ......................................        54
       8,500   Ikanos Communications+ ................................       125
       9,400   Microsemi Corporation+ ................................       260
      27,163   O2Micro International Limited (F)+ ....................       277
       8,700   Saifun Semiconductors Ltd. (F)+** .....................       274
      14,500   Semtech Corporation+ ..................................       265
      18,200   Silicon Motion Technology Corporation, ADR+** .........       218
       8,300   SiRF Technology Holdings, Inc.+ .......................       247
       3,100   Supertex, Inc.+ .......................................       137
      13,725   Tessera Technologies, Inc.+ ...........................       355
      26,498   Trident Microsystems, Inc.+ ...........................       477
       7,700   Zoran Corporation+ ....................................       125
                                                                         -------
                                                                           3,020
                                                                         -------

SOFTWARE - 4.6%
      18,000   Concur Technologies, Inc.+ ............................       232
      21,400   Informatica Corporation+ ..............................       257
      17,900   Micromuse Inc.+ .......................................       177
      25,936   Online Resources Corporation+ .........................       286
      15,103   PDF Solutions, Inc.+ ..................................       245
       4,900   Retailix Ltd. (F)+ ....................................       120
       5,615   TALX Corporation ......................................       257
      32,500   TIBCO Software Inc.+ ..................................       243
      21,600   VASCO Data Security International, Inc.+ ..............       213
       5,300   Witness Systems, Inc.+ ................................       104
                                                                         -------
                                                                           2,134
                                                                         -------
               Total Information Technology ..........................    13,871
                                                                         -------

TELECOMMUNICATION SERVICES - 0.8%
       4,486   InPhonic, Inc.+** .....................................        39
      12,060   JAMDAT Mobile Inc.+ ...................................       320
                                                                         -------
               Total Telecommunication Services ......................       359
                                                                         -------
               Total Common Stocks (Cost $38,598) ....................    44,919
                                                                         -------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
       7,250   RAIT Investment Trust .................................       187
      13,800   Strategic Hotel Capital, Inc. .........................       284
                                                                         -------
               Total REITs (Cost $447) ...............................       471
                                                                         -------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
REPURCHASE AGREEMENT - 2.8%
   (Cost $1,286)
   $1,286   Agreement with Morgan Stanley, 2.920%
               dated 12/30/2005, to be repurchased at
               $1,286,000 on 01/03/2006
               (Collateralized by U.S. Treasury Notes,
               having various interest rates and
               maturities,
               market value $1,327,000) ..............................    $1,286

SHORT-TERM INVESTMENT - 7.7%
   (Cost $3,570)
    3,570   Mellon GSL DBT II Collateral Fund++ ......................     3,570

TOTAL INVESTMENTS (Cost $43,901*) ............................   108.2%   50,246
OTHER ASSETS (LIABILITIES) (NET) .............................    (8.2)   (3,805)
                                                                 -----   -------
NET ASSETS ...................................................   100.0%  $46,441
                                                                 =====   =======

----------
*    Aggregate cost for federal tax purposes is $44,077.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $3,366,000, representing 7.2% of the total net assets of the Fund (Collateral Value $3,570,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT INTERNATIONAL GROWTH FUND
December 31, 2005

                                                                          VALUE
SHARES                                                                    (000S)
------                                                                   -------
COMMON STOCKS - 98.5%
   JAPAN - 32.7% ***
       4,100   Advantest Corporation** ...............................   $   414
      38,000   AEON Company Ltd. .....................................       970
       1,845   Aiful Corporation .....................................       154
       7,400   Astellas Pharma Inc. ..................................       289
       6,900   Canon Inc.** ..........................................       405
       5,800   Chubu Electric Power Company Inc.** ...................       138
      22,600   Daiichi Sankyo Company Ltd.+ ..........................       436
      13,000   Daimaru, Inc. .........................................       187
      15,000   Daiwa House Industry Company Ltd. .....................       234
       9,100   FANUC Ltd. ............................................       773
       2,900   Hirose Electric Company Ltd.** ........................       386
       8,400   Hoya Corporation** ....................................       302
      22,400   Kansai Electric Power Company Inc. ....................       481
      14,000   Kao Corporation .......................................       375
          43   Millea Holdings, Inc. .................................       742
      34,700   Mitsubishi Corporation ................................       766
     101,000   Mitsubishi Estate Company Ltd.** ......................     2,091
      48,000   Mitsubishi Heavy Industries Ltd. ......................       212
         202   Mitsubishi UFJ Financial Group, Inc. ..................     2,756
      23,000   Mitsui & Company Ltd. .................................       296
      11,000   Mitsui Fudosan Company Ltd.** .........................       223
      24,000   Mitsui Sumitomo Insurance Company Ltd. ................       294
          79   Mizuho Financial Group, Inc. ..........................       627
       3,300   Murata Manufacturing Company Ltd. .....................       212
      15,000   NGK Spark Plug Company Ltd. ...........................       325
       3,200   Nidec Corporation .....................................       272
       4,800   Nintendo Company Ltd. .................................       581
      25,000   Nippon Electric Glass Company Ltd. ....................       548
      62,000   Nippon Steel Corporation ..............................       220
          65   Nippon Telegraph & Telephone Corporation ..............       295
      57,100   Nissan Motor Company Ltd. .............................       582
      12,400   Nitto Denko Corporation ...............................       966
      24,000   Obayashi Corporation ..................................       176
       7,000   OMRON Corporation .....................................       162
       4,800   ORIX Corporation ......................................     1,222
      17,000   Ricoh Company Ltd. ....................................       298
       5,300   Rohm Company Ltd. .....................................       579
       4,500   SECOM Company Ltd. ....................................       236
       8,000   Sekisui House Ltd.** ..................................       100
       1,600   Shimamura Company Ltd. ................................       221
       7,000   Shin-Etsu Chemical Company Ltd. .......................       373
       5,900   SMC Corporation .......................................       843
      72,900   SOFTBANK Corporation** ................................     3,079
      32,000   Sompo Japan Insurance Inc. ............................       433
       4,442   Sony Corporation ......................................       181
      67,000   Sumitomo Corporation ..................................       867
         266   Sumitomo Mitsui Financial Group, Inc. .................     2,810
      10,000   Sumitomo Realty & Development Company, Ltd. ...........       217
      54,500   Suzuki Motor Corporation ..............................     1,013
       3,200   T&D Holdings, Inc. ....................................       212
       9,100   Takeda Pharmaceutical Company Ltd. ....................       493
       2,300   TDK Corporation .......................................   $   163
       7,800   Tokyo Electric Power Company Inc. .....................       190
      14,500   Tokyo Electron Ltd. ...................................       911
      48,000   Tokyo Gas Company Ltd.** ..............................       214
      53,000   Tokyu Corporation .....................................       375
       4,900   Toyota Motor Corporation (F) ..........................       256
       9,500   Trend Micro Inc.** ....................................       361
       3,400   Unicharm Corporation ..................................       153
      10,100   USHIO Inc. ............................................       236
         457   Yahoo! Japan Corporation ..............................       693
       5,900   Yamada Denki Company Ltd.** ...........................       738
      37,200   Yamato Transport Company Ltd. .........................       619
                                                                         -------
                                                                          35,976
                                                                         -------

   UNITED KINGDOM - 15.7%
       7,400   Anglo American PLC ....................................       252
      31,000   ARM Holdings PLC ......................................        64
      36,200   AstraZeneca PLC .......................................     1,759
      14,637   BHP Billiton PLC ......................................       240
      22,800   Brambles Industries PLC ...............................       164
      12,000   British Land Company PLC ..............................       220
      21,143   Cadbury Schweppes PLC (F) .............................       200
       3,900   Carnival PLC ..........................................       222
      13,800   Diageo PLC                                                    199
      72,800   HBOS PLC ..............................................     1,242
      31,800   HSBC Holdings PLC .....................................       510
      15,600   Johnston Press PLC ....................................       125
      55,500   Kingfisher PLC ........................................       226
      37,200   Lloyds TSB Group PLC ..................................       311
      12,000   Northern Rock PLC .....................................       195
      33,800   Pearson PLC ...........................................       400
      77,800   Reed Elsevier PLC .....................................       730
       5,100   Rio Tinto PLC .........................................       233
      27,700   Rolls-Royce Group PLC .................................       204
     925,180   Rolls-Royce Group PLC, B Shares (Redeemable) ..........         2
      74,500   Royal Bank of Scotland Group PLC++ ....................     2,248
      66,551   Royal Dutch Shell PLC, A Shares .......................     2,035
       9,856   Royal Dutch Shell PLC, B Shares .......................       316
       2,900   Royal Dutch Shell PLC, Class A, ADR ...................       178
      19,600   Scottish & Southern Energy PLC ........................       342
      31,000   Standard Chartered PLC ................................       690
      31,000   Tesco PLC .............................................       177
      63,000   TI Automotive Ltd., Class A+# .........................         0
      52,700   Unilever PLC ..........................................       524
   1,251,498   Vodafone Group PLC (F) ................................     2,693
      10,600   Wolseley PLC ..........................................       223
       9,400   Xstrata PLC ...........................................       220
      18,500   Yell Group PLC ........................................       170
                                                                         -------
                                                                          17,314
                                                                         -------

FRANCE - 8.5%
       6,900   Accor SA ..............................................       380
       8,200   AXA Group .............................................       265

                     See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2005

                                                                           VALUE
    SHARES                                                                (000S)
    ------                                                                ------
COMMON STOCKS (CONTINUED)
   FRANCE (CONTINUED)
    22,800   BNP Paribas SA ...........................................   $1,842
    30,300   Bouygues SA++ ............................................    1,481
     3,500   Carrefour SA .............................................      164
     3,500   Dassault Systemes SA** ...................................      197
     2,000   Essilor International SA .................................      161
     3,900   Groupe Danone** ..........................................      409
     1,640   L'Air Liquide SA .........................................      315
     3,900   L'Oreal SA ...............................................      290
     5,400   Lafarge SA ...............................................      486
    17,800   Sanofi-Aventis Group (F) .................................    1,558
     9,800   Schneider Electric SA ....................................      874
     2,500   Societe Generale Group** .................................      307
       800   Total SA .................................................      202
     6,200   Veolia Environnement SA ..................................      280
     5,900   Vivendi Universal SA .....................................      185
                                                                          ------
                                                                           9,396
                                                                          ------

   SWITZERLAND - 8.3%
     3,800   Adecco SA ................................................      175
    28,783   Compagnie Financiere Richemont AG,
                A Units ...............................................    1,253
    14,326   Credit Suisse Group ......................................      730
    17,812   Holcim Ltd. ..............................................    1,213
     2,921   Nestle SA(F) .............................................      872
    33,065   Novartis AG (F) ..........................................    1,734
     6,979   Roche Holding AG-Genusschein (F) .........................    1,046
    14,339   Swiss Reinsurance Company ................................    1,048
     1,490   Swisscom AG ..............................................      470
     1,700   Synthes, Inc. ............................................      191
     4,753   UBS AG ...................................................      452
                                                                          ------
                                                                           9,184
                                                                          ------

   GERMANY - 6.0%
     5,700   Allianz AG ...............................................      862
     3,900   Altana AG ................................................      212
    19,000   Bayer AG .................................................      793
     4,100   Bayerische Motoren Werke (BMW) AG ........................      179
     7,700   DaimlerChrysler AG** .....................................      392
     3,400   Deutsche Bank AG .........................................      329
     1,989   Deutsche Boerse AG .......................................      203
    11,400   Deutsche Post AG .........................................      276
     7,200   E.ON AG ..................................................      745
    24,600   Infineon Technologies AG+ ................................      224
     4,100   SAP AG ...................................................      739
     3,100   SAP AG, Sponsored ADR ....................................      140
    13,000   Siemens AG ...............................................    1,113
     7,900   Volkswagen AG** ..........................................      418
                                                                          ------
                                                                           6,625
                                                                          ------

   NETHERLANDS - 5.4%
    33,830   ABN AMRO Holding NV ......................................      883
    43,437   AEGON NV .................................................      710
     6,250   Heineken Holding NV ......................................   $  184
    22,400   Heineken NV ..............................................      710
    26,331   ING Groep NV .............................................      913
   138,400   Koninklijke (Royal) KPN NV ...............................    1,388
     5,300   Koninklijke (Royal) Numico NV+ ...........................      220
    18,000   Reed Elsevier NV .........................................      251
     6,500   TNT NV ...................................................      203
     4,500   Unilever NV ..............................................      308
     6,526   VNU NV ...................................................      216
                                                                          ------
                                                                           5,986
                                                                          ------

   CANADA - 4.4%
    21,600   Abitibi-Consolidated Inc.** ..............................       87
    26,300   Alcan Inc.** .............................................    1,081
     9,000   Cameco Corporation .......................................      571
     8,500   Canadian Natural Resources Ltd.** ........................      421
     8,700   Falconbridge Ltd.** ......................................      258
    11,900   Inco Ltd. (F) ............................................      519
     1,900   Magna International Inc., Class A ........................      137
     2,800   Manulife Financial Corporation** .........................      164
     9,800   Methanex Corporation .....................................      184
     4,200   National Bank of Canada** ................................      218
     7,900   Potash Corporation of Saskatchewan Inc. ..................      633
     2,900   Suncor Energy Inc.** .....................................      183
    10,100   TELUS Corporation** ......................................      406
                                                                          ------
                                                                           4,862
                                                                          ------

   SPAIN - 4.2%
     5,300   Altadis, SA** ............................................      240
    58,700   Banco Bilbao Vizcaya Argentaria SA .......................    1,048
    70,700   Banco Santander Central Hispano SA .......................      932
    11,500   Iberdrola SA** ...........................................      315
     7,500   Industria de Diseno Textil SA(Inditex) ...................      245
    39,600   Repsol YPF SA ............................................    1,159
    43,369   Telefonica SA ............................................      652
                                                                          ------
                                                                           4,591
                                                                          ------

   AUSTRALIA - 1.7% ***
    32,366   Amcor Ltd. ...............................................      176
    15,876   Brambles Industries Ltd.** ...............................      118
    37,212   Foster's Group Ltd. ......................................      152
    27,300   Insurance Australia Group Ltd. ...........................      108
     3,200   Macquarie Bank Limited ...................................      159
    28,800   Promina Group Ltd. .......................................      102
    39,128   Rinker Group Ltd. ........................................      468
     7,300   Wesfarmers Ltd. ..........................................      197
    11,800   Westpac Banking Corporation** ............................      196
    16,731   Woolworths Ltd. ..........................................      206
                                                                          ------
                                                                           1,882
                                                                          ------

   SOUTH KOREA - 1.5% ***
     2,485    Samsung Electronics Company Ltd. ........................    1,599
                                                                          ------

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2005

                                                                          VALUE
    SHARES                                                               (000S)
    ------                                                              --------
COMMON STOCKS (CONTINUED)
   SWEDEN - 1.5%
    12,900   Assa Abloy AB, B Shares ................................   $    203
    11,700   Atlas Copco AB, Class A ................................        260
     4,600   Sandvik AB .............................................        214
   217,000   Telefonaktiebolaget LM Ericsson, B Shares ..............        748
     5,000   Telefonaktiebolaget LM Ericsson,
                Sponsored ADR** .....................................        172
                                                                        --------
                                                                           1,597
                                                                        --------

   HONG KONG - 1.3% ***
   312,000   CNOOC Ltd. .............................................        212
    62,000   Hang Lung Group Ltd. ...................................        132
   113,500   Hang Lung Properties Ltd. ..............................        177
   144,000   Johnson Electric Holdings Ltd. .........................        136
   170,000   Li & Fung Ltd. .........................................        327
   316,000   PCCW Ltd.** ............................................        194
    23,000   Sung Hung Kai Properties Ltd. ..........................        223
                                                                        --------
                                                                           1,401
                                                                        --------

   MEXICO - 1.2%
    43,500   America Movil SA de CV, Series L, ADR ..................      1,273
                                                                        --------

   SINGAPORE - 1.1% ***
    20,000   DBS Group Holdings Ltd. ................................        198
   544,215   Singapore Telecommunications Ltd.++ ....................        855
    21,000   United Overseas Bank Ltd. ..............................        184
                                                                        --------
                                                                           1,237
                                                                        --------

   SOUTH AFRICA - 1.1%
    33,100   Sasol Ltd. .............................................      1,192
                                                                        --------

   BELGIUM - 0.6%
     4,100   Fortis .................................................        130
    13,600   SES GLOBAL, FDR ........................................        234
     6,300   UCB Group SA ...........................................        296
                                                                        --------
                                                                             660
                                                                        --------

   AUSTRIA - 0.4%
     4,000   Erste Bank der oesterreichischen
                Sparkassen AG .......................................        222
     1,000   Raiffeisen International Bank
                Holding AG+ .........................................         66
     7,583   Telekom Austria AG .....................................        170
                                                                        --------
                                                                             458
                                                                        --------

   IRELAND - 0.4%
    15,185   CRH PLC ................................................        447
                                                                        --------

   ITALY - 0.4%
    28,293   Banca Intesa SpA .......................................   $    150
    10,250   Eni SpA ................................................        286
                                                                        --------
                                                                             436
                                                                        --------

   TAIWAN - 0.4% ***
    40,310   Taiwan Semiconductor Manufacturing
                Company Ltd., Sponsored ADR .........................        400
                                                                        --------

   DENMARK - 0.3%
     6,300   Novo Nordisk A/S, Class B ..............................        354
                                                                        --------

   NORWAY - 0.3%
    20,700   DnB NOR ASA ............................................        220
     7,285   Norske Skogindustrier ASA ..............................        116
                                                                        --------
                                                                             336
                                                                        --------

   BRAZIL - 0.2%
     7,000   Companhia Vale do Rio Doce,
                Sponsored ADR .......................................        254
                                                                        --------

   ISRAEL - 0.2%
     5,100   Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR .......................................        219
                                                                        --------

   GREECE - 0.2%
     6,300   Opap SA ................................................        217
                                                                        --------

   FINLAND - 0.2%
    13,100   Stora Enso Oyj - R Shares ..............................        177
                                                                        --------

   INDIA - 0.1%
     1,900   Infosys Technologies Ltd., Sponsored ADR ...............        154
                                                                        --------

   UNITED STATES - 0.1%
     7,932   News Corporation (F), CDI ..............................        125
                                                                        --------

   PORTUGAL - 0.1%
    11,000   Portugal Telecom, SGPS, SA .............................        111
                                                                        --------

             Total Common Stocks
                (Cost $76,211) ......................................    108,463
                                                                        --------
PREFERRED STOCK - 0.1%
  (Cost $12)
   SOUTH KOREA - 0.1% ***
       210   Samsung Electronics Company Ltd. .......................        101
                                                                        --------

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                      (000S)
---------                                                    --------
REPURCHASE AGREEMENT - 1.6%
   (Cost $1,752)
$ 1,752   Agreement with Morgan Stanley, 2.920%
             dated 12/30/2005, to be repurchased at
             $1,753,000 on 01/03/2006
             (Collateralized by U.S. Treasury Notes,
             having various interest rates and maturities,
             market value $1,808,000).....................   $  1,752
                                                             --------

SHORT-TERM INVESTMENT - 9.5%
   (Cost $10,445)
 10,445   Mellon GSL DBT II
          Collateral Fund+++..............................     10,445
                                                             --------

TOTAL INVESTMENTS (Cost $88,420*).................. 109.7%    120,761
OTHER ASSETS (LIABILITIES) (NET)...................  (9.7)    (10,644)
                                                    -----    --------
NET ASSETS......................................... 100.0%   $110,117
                                                    =====    ========

----------
*    Aggregate cost for federal tax purposes is $89,948.

** Some or all of these securities are on loan at December 31, 2005, and have an aggregate market value of $9,431,000, representing 8.6% of the total net assets of the Fund (Collateral Value $10,445,000) (See Note 7 to Financial Statements).

*** Investments in the areas of the Pacific Rim at December 31, 2005 are 38.7% of the total net assets of the Fund.

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

# Security is restricted and illiquid. It was acquired on October 30, 2001, and has a value of $0.00 per Fund share at December 31, 2005.

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2005

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

             FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                        CONTRACTS TO RECEIVE
                              (000S)                           NET
             -----------------------------------------     UNREALIZED
EXPIRATION         LOCAL      VALUE IN   IN EXCHANGE     (DEPRECIATION)
   DATE          CURRENCY      U.S. $     FOR U.S. $      OF CONTRACTS
----------     ------------   --------   -----------     --------------
01/03/06       EUR       36       43          43              $ --
01/04/06       EUR       26       30          30                --
01/04/06       JPY    2,309       20          20                --
01/05/06       JPY    6,341       54          54                --
01/10/06       JPY   54,038      459         500               (41)
01/12/06       GBP       98      168         171                (3)
01/24/06       GBP      346      595         611               (16)
03/14/06       GBP      250      430         437                (7)
04/07/06       EUR      389      463         468                (5)
06/14/06       GBP      250      430         434                (4)
                                                              ----
                                                              $(76)
                                                              ====

AT DECEMBER 31, 2005, SECTOR DIVERSIFICATION IS AS FOLLOWS:

                                                % OF        VALUE
          SECTOR DIVERSIFICATION             NET ASSETS    (000S)
          ----------------------             ----------   --------
COMMON STOCKS:
Banks.....................................      17.8%     $ 19,655
Materials.................................       9.3        10,234
Telecommunication Services................       9.1         9,988
Pharmaceuticals & Biotechnology...........       8.3         9,189
Capital Goods.............................       5.7         6,308
Energy....................................       5.6         6,184
Insurance.................................       4.6         4,940
Semiconductors & Semiconductor Equipment..       4.0         4,353
Internet Software & Services..............       3.9         4,287
Food, Beverage & Tobacco..................       3.6         4,018
Automobiles & Components..................       3.0         3,302
Real Estate Investment Trusts (REITs).....       3.1         3,283
Retailing.................................       2.6         2,911
Utilities.................................       2.5         2,705
Consumer Durables & Apparel...............       2.3         2,575
Diversified Financials....................       2.3         2,492
Media.....................................       2.2         2,436
Commercial Services & Supplies............       1.8         2,027
Electronic Equipment & Instruments........       1.4         1,571
Transportation............................       1.3         1,473
Other.....................................       4.1         4,532
                                               -----      --------
TOTAL COMMON STOCKS.......................      98.5       108,463
PREFERRED STOCK...........................       0.1           101
REPURCHASE AGREEMENT......................       1.6         1,752
SHORT-TERM INVESTMENT.....................       9.5        10,445
                                               -----      --------
TOTAL INVESTMENTS.........................     109.7       120,761
OTHER ASSETS (LIABILITIES) (NET)..........      (9.7)      (10,644)
                                               -----      --------
NET ASSETS................................     100.0%     $110,117
                                               =====      ========

             FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                        CONTRACTS TO DELIVER                    NET
                               (000S)                       UNREALIZED
             ------------------------------------------    APPRECIATION/
EXPIRATION          LOCAL      VALUE IN   IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY      U.S. $     FOR U.S. $      OF CONTRACTS
----------      ------------   --------   -----------     --------------
 01/10/06       JPY   54,038      459         493              $ 34
 01/12/06       CHF      218      166         170                 4
 01/24/06       CAD      724      623         611               (12)
 03/14/06       CHF      564      432         437                 5
 04/07/06       EUR      389      463         470                 7
 06/14/06       CHF      559      433         434                 1
                                                               ----
                                                               $ 39
                                                               ====
Net Unrealized Depreciation of Forward Foreign
Currency Contracts.....................................        $(37)
                                                               ====

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
CAD -- Canadian Dollar
CDI -- CHESS Depositary Interest
CHF -- Swiss Franc
EUR -- EURO
(F) -- Foreign Shares
FDR -- Fiduciary Depositary Receipt
GBP -- Great Britain Pound Sterling
JPY -- Japanese Yen

                       See Notes to Financial Statements.

Portfolio of Investments

VT SHORT TERM INCOME FUND
December 31, 2005

PRINCIPAL
AMOUNT                                                                     VALUE
(000S)                                                                    (000S)
---------                                                                 ------
CORPORATE BONDS AND NOTES - 62.1%
   FINANCIAL SERVICES - 12.0%
   $1,000   Berkshire Hathaway Inc., Note,
               3.375% due 10/15/2008 ..................................   $  964
    1,000   CIT Group Inc., Sr. Note,
               7.375% due 04/02/2007 ..................................    1,029
      500   Goldman Sachs Group, Inc., Note,
               4.125% due 01/15/2008 ..................................      493
            Household Finance Corporation, Note:
    1,500      5.750% due 01/30/2007 ..................................    1,513
      250      7.875% due 03/01/2007 ..................................      258
      500   Nuveen Investments, Sr. Note,
               5.000% due 09/15/2010 ..................................      493
    1,500   Rollins Truck Leasing Corporation, Deb.,
               8.375% due 02/15/2007 ..................................    1,552
                                                                          ------
                                                                           6,302
                                                                          ------

   BANKS - 10.6%
    1,000   Fifth Third Bank, Note,
               2.700% due 01/30/2007 ..................................      975
    1,000   JPMorgan Chase & Company, Note,
               5.350% due 03/01/2007 ..................................    1,004
    1,500   MBNA America Bank N.A., Note,
               6.500% due 06/20/2006 ..................................    1,512
    1,000   SB Treasury Company LLC, Bond,
               9.400% to 06/30/2008;
               10.925% due 12/29/2049** ...............................    1,096
    1,000   U.S. Bank N.A., Note,
               2.850% due 11/15/2006 ..................................      984
                                                                          ------
                                                                           5,571
                                                                          ------

   REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 6.1%
    1,000   CPG Partners LP, Note,
               3.500% due 03/15/2009 ..................................      956
      750   Developers Diversified Realty
               Corporation, Sr. Note,
               6.625% due 01/15/2008 ..................................      770
      800   Duke-Weeks Realty Corporation, Note,
               7.375% due 08/01/2007 ..................................      830
      600   EOP Operating LP, Note,
               7.750% due 11/15/2007 ..................................      629
                                                                          ------
                                                                           3,185
                                                                          ------

   CABLE TV - 5.3%
    1,250   AOL Time Warner Inc., Note,
               6.150% due 05/01/2007 ..................................    1,266
    1,000   Cox Enterprises, Inc., Note,
               4.375% due 05/01/2008** ................................      977
      500   Univision Communications Inc.,
               Company Guarantee,
               7.850% due 07/15/2011 ..................................      551
                                                                          ------
                                                                           2,794
                                                                          ------

   HEALTH CARE - 4.8%
   $1,500   Amgen Inc., Sr. Note,
               4.000% due 11/18/2009 ..................................   $1,456
    1,000   Cardinal Health, Inc., Note,
               6.250% due 07/15/2008 ..................................    1,024
                                                                          ------
                                                                           2,480
                                                                          ------

   UTILITIES - 4.7%
    1,000   Constellation Energy Group, Inc., Note,
               6.350% due 04/01/2007 ..................................    1,016
      350   Pacific Gas & Electric Company, First Mortgage,
               3.600% due 03/01/2009 ..................................      336
      350   Sempra Energy, Note,
               4.750% due 05/15/2009 ..................................      346
      750   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ..................................      770
                                                                          ------
                                                                           2,468
                                                                          ------

   GAMING/LEISURE - 3.8%
    1,000   Carnival Corporation, Company Guarantee,
               3.750% due 11/15/2007 ..................................      978
    1,000   Harrah's Operating Company, Inc., Company Guarantee,
               5.500% due 07/01/2010 ..................................    1,000
                                                                          ------
                                                                           1,978
                                                                          ------

   AUTO MANUFACTURING & PARTS - 3.8%
    1,000   Ford Motor Credit Company, Note,
               6.500% due 01/25/2007 ..................................      968
    1,000   Toyota Motor Credit Corporation, Note,
               5.650% due 01/15/2007 ..................................    1,004
                                                                          ------
                                                                           1,972
                                                                          ------

   SERVICES - 2.9%
    1,000   PHH Corporation, Note,
               6.000% due 03/01/2008 ..................................    1,015
      500   Sealed Air Corporation, Conv. Sr. Note,
               3.000% due 06/30/2033** ................................      501
                                                                          ------
                                                                           1,516
                                                                          ------

   TELECOMMUNICATIONS - 2.9%
      500   TELUS Corporation, Note,
               7.500% due 06/01/2007 ..................................      517
    1,000   Verizon Global Funding Corporation, Note,
               4.000% due 01/15/2008 ..................................      981
                                                                          ------
                                                                           1,498
                                                                          ------

  FOOD - 2.8%
      500   CVS Corporation, Note,
               4.000% due 09/15/2009 ..................................      481
    1,000   Safeway Inc., Sr. Note,
               6.150% due 03/01/2006 ..................................    1,001
                                                                          ------
                                                                           1,482
                                                                          ------

                       See Notes to Financial Statements.

VT SHORT TERM INCOME FUND
December 31, 2005

PRINCIPAL
AMOUNT                                                                    VALUE
(000S)                                                                    (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES (CONTINUED)
   AIRLINES - 1.9%
   $1,000   Southwest Airlines Company, Pass-through Certificates,
               5.496% due 11/01/2006 .................................   $ 1,005
                                                                         -------

   AEROSPACE/DEFENSE - 0.5%
      250   Boeing Capital Corporation, Sr. Note,
               5.650% due 05/15/2006 .................................       251
                                                                         -------
            Total Corporate Bonds and Notes (Cost $32,752) ...........    32,502
                                                                         -------

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 14.1%
    1,000   Banc of America Mortgage Securities, Inc.,
               Pass-through Certificates,
               Series 2003-6, Class 1A30,
               4.750% due 08/25/2033 .................................       981
      971   Cendant Mortgage Corporation,
               Series 2003-3P, Class A1,
               5.500% due 04/25/2020** ...............................       968
      954   Chase Mortgage Finance Corporation,
               Series 2005-S1, Class 1A8,
               5.500% due 05/25/2035 .................................       955
      622   Credit Suisse First Boston Mortgage
               Securities Corporation,
               Pass-through Certificates,
               Series 2003-29, Class 4A1,
               6.000% due 12/25/2033 .................................       629
            Federal Home Loan Mortgage Corporation:
      540      Series 2552, Class KB,
               4.250% due 06/15/2027 .................................       536
    1,000      Series 2811, Class NU,
               4.500% due 05/15/2030 .................................       967
      964   Federal National Mortgage Association,
               Series 2005-100, Class QA,
               5.000% due 11/25/2035 .................................       958
      682   Government National Mortgage Association,
               Series 2002-70, Class PA,
               4.500% due 08/20/2032 .................................       660
      742   GSR Mortgage Loan Trust,
               Pass-through Certificates,
               Series 2005-1F, Class 2A1,
               6.000% due 02/25/2035 .................................       747
                                                                         -------
            Total CMOs (Cost $7,506) .................................     7,401
                                                                         -------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
    1,000   Federal Home Loan Bank,
               Series 00-0606, Class Y,
               5.270% due 12/28/2012 .................................     1,001
            Federal Home Loan Mortgage Corporation:
    1,000      Bond,
               3.250% due 02/25/2008 .................................       969
    1,000      Note,
               4.125% due 07/12/2010 .................................       976
   $  500   Federal National Mortgage Association, Note,
               3.000% to 07/16/2006;
               5.800% due 07/16/2013 .................................   $   493
                                                                         -------
            Total U.S. Government Agency Obligations (Cost $3,490) ...     3,439
                                                                         -------

ASSET-BACKED SECURITIES (ABSS) - 5.1%
      510   Atlantic City Electric Transition
               Funding LLC, Series 2003-1, Class A1,
               2.890% due 07/20/2011 .................................       494
    1,000   Capital One Multi-Asset Execution Trust,
               Series 2003-A6, Class A6,
               2.950% due 08/17/2009 .................................       986
       80   Green Tree Financial Corporation,
               Series 1995-6, Class B1,
               7.700% due 09/15/2026 .................................        74
       47   Green Tree Home Improvement,
               Series 1995-D, Class B2,
               7.450% due 09/15/2025 .................................        47
      107   Mid-State Trust, Series 4, Class A,
               8.330% due 04/01/2030 .................................       113
    1,000   WFS Financial Owner Trust,
               Series 2004-3, Class A4,
               3.930% due 02/17/2012 .................................       979
                                                                         -------
            Total ABSs (Cost $2,744) .................................     2,693
                                                                         -------

U.S. TREASURY NOTES - 3.8%
    1,000   2.000% due 05/15/2006 ....................................       992
    1,000   3.250% due 08/15/2008 ....................................       973
                                                                         -------
            Total U.S. Treasury Note (Cost $1,979) ...................      1,965
                                                                         -------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.3%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.8%
      190   6.500% due 01/01/2014 ....................................       194
      167   8.000% due 05/01/2027 ....................................       179
       21   8.500% due 11/01/2017 ....................................        23
                                                                         -------
            Total FNMA (Cost $379)                                           396
                                                                         -------

   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.6%
       21   Federal Home Loan Mortgage Corporation (FHLMC),
               5.261% due 11/01/2021+ ................................        22
            Federal National Mortgage Association (FNMA):
      252   4.648% due 11/01/2032+ ...................................       252
        8   4.807% due 01/01/2019+ ...................................         8
       17   5.001% due 11/01/2035+ ...................................        17
        2   5.539% due 11/01/2022+ ...................................         2
        5   5.610% due 04/01/2019+ ...................................         5
        9   5.875% due 11/01/2021+ ...................................         9
                                                                         -------
            Total ARMs (Cost $327) ...................................       315
                                                                         -------

                       See Notes to Financial Statements.

VT SHORT TERM INCOME FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                   VALUE
  (000S)                                                                  (000S)
---------                                                                -------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (CONTINUED)

   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.5%
     $250    6.000% due 05/01/2017 ..................................    $   255
       15    9.500% due 08/01/2016 ..................................         16
                                                                         -------
             Total FHLMC (Cost $267) ................................        271
                                                                         -------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.4%
       24    8.000% due 06/15/2009-08/15/2012 .......................         25
       20    9.000% due 12/15/2020-04/20/2025 .......................         22
      150    10.000% due 02/15/2018-04/15/2025 ......................        168
       13    11.000% due 12/15/2015 .................................         14
                                                                         -------
             Total GNMA (Cost $219) .................................        229
                                                                         -------
             Total U.S. Government Agency Mortgage-Backed Securities
                (Cost $1,192) .......................................      1,211
                                                                         -------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.5%
   (Cost $273)
      274    GMAC Commercial Mortgage Securities Inc., Series
                1999-CTL1, Class A, 7.151% due 02/15/2008** .........        280
                                                                         -------

REPURCHASE AGREEMENT - 4.3%
   (Cost $2,274)
    2,274    Agreement with Morgan Stanley, 2.920% dated 12/30/2005,
                to be repurchased at $2,275,000 on 01/03/2006
                (Collateralized by U.S. Treasury Notes, having
                various interest rates and maturities, market value
                $2,347,000) .........................................      2,274
                                                                         -------

TOTAL INVESTMENTS++ (Cost $52,210*) .........................    98.8%    51,765
OTHER ASSETS (LIABILITIES) (NET) ............................     1.2        612
                                                                -----    -------
NET ASSETS ..................................................   100.0%   $52,377
                                                                =====    =======

----------
*    Aggregate cost for federal tax purposes is $52,210.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2005.

++   All securities segregated as collateral for futures contracts.

                                                                     UNREALIZED
NUMBER OF                                                   VALUE   DEPRECIATION
CONTRACTS                                                  (000S)      (000S)
---------                                                  ------   ------------
FUTURES CONTRACTS-SHORT POSITION
    35      U.S. 5 Year Treasury Note, March 2006.......   $3,722       $(12)
                                                                        ====

                       See Notes to Financial Statements.

Portfolio of Investments

VT U.S. GOVERNMENT SECURITIES FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
----------                                                              --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES - 63.8%

   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 34.1%
   $ 3,063   4.000% due 08/01/2018 ..................................   $  2,926
    14,019   4.500% due 04/01/2018-06/01/2035 .......................     13,468
    30,005   5.000% due 04/01/2018-10/01/2035 .......................     29,150
    29,422   5.500% due 12/01/2008-09/01/2035 .......................     29,282
    12,685   6.000% due 01/01/2013-05/01/2034 .......................     12,856
     3,918   6.500% due 11/01/2016-01/01/2032 .......................      4,047
     1,730   7.000% due 04/01/2008-04/01/2032 .......................      1,804
       101   7.500% due 02/01/2031 ..................................        106
        88   8.000% due 07/01/2007-12/01/2030 .......................         91
        88   8.500% due 07/01/2029 ..................................         95
        29   8.750% due 01/01/2013 ..................................         30
                                                                        --------
             Total FHLMC (Cost $95,751) .............................     93,855
                                                                        --------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 24.0%
     5,012   4.500% due 12/01/2018-11/01/2019 .......................      4,889
    17,869   5.000% due 04/01/2018-06/01/2035 .......................     17,579
    22,102   5.500% due 01/01/2017-09/01/2034 .......................     21,962
    10,070   6.000% due 12/01/2016-10/01/2035 .......................     10,202
     9,148   6.500% due 09/01/2024-07/01/2034 .......................      9,452
     1,010   7.000% due 08/01/2028-11/01/2031 .......................      1,057
       121   7.500% due 11/01/2029 ..................................        128
       397   8.000% due 05/01/2022-09/01/2027 .......................        422
       216   8.500% due 02/01/2023-10/01/2027 .......................        233
       111   9.000% due 09/01/2030 ..................................        123
                                                                        --------
             Total FNMA (Cost $67,272) ..............................     66,047
                                                                        --------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 5.7%
     7,456   5.500% due 07/20/2033-03/20/2034 .......................      7,493
     5,747   6.000% due 02/20/2029-08/15/2034 .......................      5,888
     1,430   6.500% due 03/20/2031-04/20/2034 .......................      1,488
       366   7.000% due 01/15/2028-06/20/2031 .......................        383
       495   7.500% due 01/15/2023-11/15/2023 .......................        525
        33   7.750% due 12/15/2029 ..................................         36
        30   8.000% due 07/15/2026-06/15/2027 .......................         33
                                                                        --------
             Total GNMA (Cost $15,913) ..............................     15,846
                                                                        --------
             Total U.S. Government Agency Mortgage- Backed Securities
                (Cost $178,936) .....................................    175,748
                                                                        --------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 21.8%
             Banc of America Mortgage Securities, Inc., Pass-through
             Certificates:
     3,500   Series 2003-6, Class 1A30, 4.750% due 08/25/2033 .......      3,432
     1,392   Series 2004-4, Class 2A1, 5.500% due 05/25/2034 ........      1,380
     2,365   Chase Mortgage Finance Corporation, Series 2005-S1,
                Class 1A15, 6.000% due 05/25/2035 ...................      2,383
     1,200   Countrywide Alternative Loan Trust, Series 2003-13T1,
                Class A1, 4.000% due 08/25/2033 .....................   $  1,175
             Countrywide Home Loans:
     2,921   Series 2003-50, Class A1, 5.000% due 11/25/2018 ........      2,875
     4,000   Series 2004-4, Class A5, 5.250% due 05/25/2034 .........      3,934
             Credit Suisse First Boston Mortgage Securities
                Corporation, Pass-through Certificates:
     2,732   Series 2003-11, Class 1A3, 4.500% due 06/25/2033 .......      2,709
     2,251   Series 2003-8, Class 1A1, 5.750% due 04/25/2033 ........      2,240
             Federal Home Loan Mortgage Corporation:
     4,460   Series 2449, Class ND, 6.500% due 05/15/2030 ...........      4,521
     1,382   Series 2551, Class QK, 5.500% due 01/15/2033 ...........      1,379
     1,512   Series 2575, Class LM, 4.500% due 05/15/2032 ...........      1,487
     2,000   Series 2981, Class PC, 5.500% due 10/15/2031 ...........      1,995
             Federal National Mortgage Association:
     3,000   Grantor Trust, Series 2000-T5, Class B, 7.300% due
                05/25/2010 ..........................................      3,285
     2,117   Series 2002-16, Class TM, 7.000% due 04/25/2032 ........      2,213
     2,635   Series 2002-86, Class JC, 5.500% due 02/25/2032 ........      2,626
     5,613   Series 2003-58, Class PI, 5.000% due 02/25/2027 ........        385
             Federal National Mortgage Association, REMIC,
                Pass-through Certificates:
        39   Series 1989-90, Class E, 8.700% due 12/25/2019 .........         42
       715   Series 1992-55, Class DZ, 8.000% due 04/25/2022 ........        743
             GSR Mortgage Loan Trust, Pass-through Certificates:
     2,136   Series 2003-4F, Class 2A3, 5.000% due 05/25/2033 .......      2,130
     2,968   Series 2005-1F, Class 2A1, 6.000% due 02/25/2035 .......      2,986
             Prime Mortgage Trust:
     2,811   Series 2004-2, Class A2, 4.750% due 11/25/2019 .........      2,755
     2,904   Series 2005-4, Class 1A1, 4.750% due 10/25/2020 ........      2,838
     3,000   Residential Funding Mortgage Security, Series 2003-S20,
                Class 1A4, 5.500% due 12/25/2033 ....................      2,944
     2,655   Structured Asset Securities Corporation, Series 2005-6,
                Class 4A1, 5.000% due 05/25/2035 ....................      2,562

                       See Notes to Financial Statements.

VT U.S. GOVERNMENT SECURITIES FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMOS) (CONTINUED)
  $5,000    Vendee Mortgage Trust,
               Series 2000-3, Class 2H,
               7.500% due 11/15/2014 ................................   $  5,070
                                                                        --------
            Total CMOs
               (Cost $61,023) .......................................     60,089
                                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.9%
            Federal Home Loan Bank, Bond:
   2,000       4.500% due 09/16/2013 ................................      1,964
   2,000       5.125% due 03/06/2006 ................................      2,002
   2,500       6.500% due 08/14/2009 ................................      2,647
   3,000       7.375% due 02/12/2010 ................................      3,292
            Federal National Mortgage Association:
               Note:
   2,000       6.000% due 02/03/2020 ................................      1,979
   2,500       3.000% to 07/16/2006;
               5.800% due 07/16/2013 ................................      2,465
   2,000    Housing Urban Development,
               Government Guarantee, Series 99-A,
               6.160% due 08/01/2011 ................................      2,058
                                                                        --------
            Total U.S. Government Agency Obligations
               (Cost $16,150) .......................................     16,407
                                                                        --------

U.S. TREASURY NOTES - 4.9%
   1,000    3.500% due 12/15/2009 ...................................        969
   3,000    4.000% due 02/15/2014 ...................................      2,920
   2,000    4.250% due 11/15/2013 ...................................      1,982
   5,000    4.750% due 05/15/2014 ...................................      5,123
   2,000    5.750% due 08/15/2010 ...................................      2,116
     350    6.250% due 02/15/2007 ...................................        357
                                                                        --------
            Total U.S. Treasury Notes
               (Cost $13,478) .......................................     13,467
                                                                        --------

REPURCHASE AGREEMENT - 3.1%
   (Cost $8,539)
   8,539    Agreement with Morgan Stanley, 2.920%
               dated 12/30/2005, to be repurchased at
               $8,542,000 on 01/03/2006
               (Collateralized by U.S. Treasury
               Notes, having various interest rates and
               maturities, market value $8,812,000) .................      8,539
                                                                        --------

TOTAL INVESTMENTS (Cost $278,126*). .........................    99.5%   274,250
OTHER ASSETS (LIABILITIES) (NET) ............................     0.5      1,394
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $275,644
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $278,387.

                                GLOSSARY OF TERMS

REMIC -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

Portfolio of Investments

VT INCOME FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES - 67.4%
   FINANCIAL SERVICES/BANKS - 11.5%
  $  500    American General Corporation, Note,
               7.500% due 07/15/2025 .................................   $   614
   1,000    American General Finance, Inc.,
               MTN, Series I,
               4.625% due 05/15/2009 .................................       991
     400    Banc One Corporation, Sub. Note,
               10.000% due 08/15/2010 ................................       477
   1,000    Bank of America Corporation, Sub. Note,
               7.800% due 02/15/2010 .................................     1,105
     500    CIT Group Inc., Sr. Note,
               7.750% due 04/02/2012 .................................       568
   3,000    Citigroup Inc., Note,
               6.500% due 01/18/2011 .................................     3,200
   1,000    Farmers Insurance Exchange,
               Note,
               6.000% due 08/01/2014** ...............................     1,017
   2,500    Goldman Sachs Group, Inc., Bond,
               6.875% due 01/15/2011 .................................     2,696
   1,000    Hartford Life Insurance Company, Deb.,
               7.650% due 06/15/2027 .................................     1,241
   1,500    Jefferies Group, Inc., Sr. Note,
               7.750% due 03/15/2012 .................................     1,670
   1,000    JPMorgan Chase & Company, Sub. Note,
               5.125% due 09/15/2014 .................................       992
   1,000    Legg Mason, Inc., Sr. Note,
               6.750% due 07/02/2008 .................................     1,042
   2,000    Merrill Lynch & Company Inc., Note,
               6.000% due 02/17/2009 .................................     2,064
   1,500    Morgan Stanley Dean Witter & Company,
               Note, 6.750% due 04/15/2011 ...........................     1,616
   1,000    Morgan Stanley, Sub. Note,
               4.750% due 04/01/2014 .................................       961
   1,100    NCNB Corporation, Sub. Note,
               9.375% due 09/15/2009 .................................     1,261
   2,250    Wells Fargo & Company, Sub. Note,
               4.625% due 04/15/2014 .................................     2,189
                                                                         -------
                                                                          23,704
                                                                         -------

   OIL & GAS - 8.0%
   1,200    ANR Pipeline Company, Deb.,
               9.625% due 11/01/2021 .................................     1,472
   1,750    Consolidated Natural Gas Company, Sr.
               Note,
               6.850% due 04/15/2011 .................................     1,880
   2,500    El Paso Natural Gas Company, Deb.,
               7.500% due 11/15/2026 .................................     2,594
   1,000    Enterprise Products Partners LP,
               Company Guarantee,
               6.375% due 02/01/2013 .................................     1,048
   1,365    Express Pipeline LP, Sub. Note,
               7.390% due 12/31/2017** ...............................     1,460
     775    Hanover Compressor Company,
               Sr. Note,
               8.625% due 12/15/2010 .................................       823
            Petro-Canada:
     500       Deb.,
               9.250% due 10/15/2021 .................................       679
   1,000       Note,
               4.000% due 07/15/2013 .................................       927
  $2,500    Petrobras International Finance
               Company, Sr. Note,
               9.750% due 07/06/2011 .................................   $ 2,950
   1,000    Southern Natural Gas Company, Sr. Note,
               8.000% due 03/01/2032 .................................     1,102
   1,500    XTO Energy Inc., Sr. Note,
               6.250% due 04/15/2013 .................................     1,592
                                                                         -------
                                                                          16,527
                                                                         -------

   CONSUMER PRODUCTS/SERVICES - 7.2%
   2,000    Allied Waste North America, Sr. Note,
               7.250% due 03/15/2015** ...............................     2,030
   1,750    Carnival Corporation, Deb.,
               7.200% due 10/01/2023 .................................     2,035
   1,000    Cendant Corporation, Note,
               6.875% due 08/15/2006 .................................     1,010
   2,500    ConAgra, Inc., Sr. Note,
               7.125% due 10/01/2026 .................................     2,767
   1,000    Mattel, Inc., Note,
               7.300% due 06/13/2011 .................................     1,081
   1,500    Reed Elsevier Capital Inc.,
               Company Guarantee,
               6.750% due 08/01/2011 .................................     1,623
   1,000    Royal Caribbean Cruises Ltd.,
               Sr. Note,
               8.000% due 05/15/2010 .................................     1,091
   1,500    Sealed Air Corporation,
               Conv. Sr. Note,
               3.000% due 06/30/2033** ...............................     1,504
   1,500    Waste Management Inc.,
               Sr. Note,
               7.375% due 08/01/2010 .................................     1,634
                                                                         -------
                                                                          14,775
                                                                         -------

   TRANSPORTATION/AUTO - 7.2%
   2,000    Burlington Northern Santa Fe Corporation,
               Deb.,
               8.125% due 04/15/2020 .................................     2,520
     172    Continental Airlines Inc., Pass-through
               Certificates, Series 1997-4C,
               6.800% due 07/02/2007 .................................       164
     420    CSX Transportation, Inc., Deb.,
               9.750% due 06/15/2020 .................................       575
     400    Ford Holdings Inc., Company Guarantee,
               9.300% due 03/01/2030 .................................       300
     250    Ford Motor Company, Deb.,
               8.900% due 01/15/2032 .................................       184
   2,000    Ford Motor Credit Company, Note,
               7.375% due 10/28/2009 .................................     1,775
   1,000    General Motors Corporation, Deb.,
               9.400% due 07/15/2021 .................................       670
            Norfolk Southern Corporation:
               Bond:
     963       5.640% due 05/17/2029 .................................       970
      37       7.800% due 05/15/2027 .................................        47
     580       Deb.,
               9.750% due 06/15/2020 .................................       814
   2,500       Sr. Note,
               6.200% due 04/15/2009 .................................     2,601

                       See Notes to Financial Statements.

VT INCOME FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES (CONTINUED)
   TRANSPORTATION/AUTO (CONTINUED)
   $2,000   Southwest Airlines Company,
               Pass-through Certificates, Series A-4,
               9.150% due 07/01/2016 .................................   $ 2,401
    1,000   Trailer Bridge, Inc.,
               Sr. Sec. Note,
               9.250% due 11/15/2011 .................................     1,034
    1,136   United Air Lines Inc.,
                  Pass-through Certificates, (in default),
                  9.560% due 10/19/2018 ..............................       719
                                                                         -------
                                                                          14,774
                                                                         -------

   UTILITIES - 6.2%
    1,500   Arizona Public Service Company, Note,
               6.500% due 03/01/2012 .................................     1,604
    1,850   Illinois Power Company, First Mortgage,
               7.500% due 06/15/2009 .................................     1,978
    1,000   Metropolitan Edison Company, Sr. Note,
               4.950% due 03/15/2013 .................................       987
    2,250   Pacific Gas & Electric Company,
               First Mortgage,
               4.200% due 03/01/2011 .................................     2,160
            PacifiCorp, First Mortgage:
    1,500   4.950% due 08/15/2014 ....................................     1,482
    1,000   5.250% due 06/15/2035 ....................................       948
      500   Public Service Company of
               New Mexico, Sr. Note,
               4.400% due 09/15/2008 .................................       490
    1,500   Southwestern Electric Power Company, Note,
               5.375% due 04/15/2015 .................................     1,500
    1,500   Texas-New Mexico Power
               Company, Sr. Note,
               6.250% due 01/15/2009 .................................     1,540
                                                                         -------
                                                                          12,689
                                                                         -------

   TELECOMMUNICATIONS - 5.8%
    4,000   Deutsche Telephone Finance, Bond,
               8.500% due 06/15/2010 .................................     4,539
    1,700   Northern Telecom Capital Inc.,
               Company Guarantee,
               7.400% due 06/15/2006 .................................     1,709
    2,000   Qwest Corporation, Note,
               8.875% due 03/15/2012 .................................     2,265
    1,000   TELUS Corporation, Note,
               8.000% due 06/01/2011 .................................     1,122
    2,000   Vodafone Group PLC, Note,
               7.750% due 02/15/2010 .................................     2,193
                                                                         -------
                                                                          11,828
                                                                         -------

   HEALTH CARE - 4.6%
    1,500   Aetna Inc., Sr. Note,
               7.375% due 03/01/2006 .................................     1,506
    2,000   Cardinal Health, Inc., Note,
               6.750% due 02/15/2011 .................................     2,134
            DVI, Inc., Sr. Note, (in default):
      400      9.875% due 02/01/2004++ ...............................        40
      900      9.875% due 02/01/2004++ ...............................        90
   $2,000   HCAInc., Sr. Note,
               8.750% due 09/01/2010 .................................   $ 2,222
      750   IVAX Corporation, Conv. Sr. Sub. Note,
               4.500% due 05/15/2008 .................................       759
    3,000   Tenet Healthcare Corporation, Sr. Note,
               6.375% due 12/01/2011 .................................     2,753
                                                                         -------
                                                                           9,504
                                                                         -------

   REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.8%
            Arden Realty LP, Note:
    1,000      5.200% due 09/01/2011 .................................     1,014
    1,000      5.250% due 03/01/2015 .................................     1,012
    1,000   Developers Diversified Realty
            Corporation, Note,
            4.625% due 08/01/2010 ....................................       970
    2,000   Health Care Property Investors, Inc.,
               Note, 6.000% due 03/01/2015 ...........................     2,033
    2,500   Healthcare Realty Trust, Inc., Sr. Note,
               8.125% due 05/01/2011 .................................     2,772
                                                                         -------
                                                                           7,801
                                                                         -------

   MEDIA - 3.2%
    1,500   Comcast Cable Communications Inc.,
               Sr. Note,
               7.125% due 06/15/2013 .................................     1,633
    2,500   Cox Communications, Inc., Note,
               7.875% due 08/15/2009 .................................     2,688
    1,200   News America Holdings Inc., Sr. Deb.,
               8.000% due 10/17/2016 .................................     1,417
      500   Tele-Communications, Inc., Sr. Deb.,
               7.875% due 08/01/2013 .................................       566
      300   Time Warner Inc., Deb.,
               9.150% due 02/01/2023 .................................       370
                                                                         -------
                                                                           6,674
                                                                         -------

   GAMING - 3.0%
      500   Harrah's Operating Company Inc.,
               Company Guarantee,
               8.000% due 02/01/2011 .................................       553
    1,350   Old Evangeline Downs LLC / Diamond
               Jo LLC, Company Guarantee,
               8.750% due 04/15/2012 .................................     1,323
    2,000   Park Place Entertainment Corporation,
               Sr. Note,
               7.500% due 09/01/2009 .................................     2,132
    2,000   Riviera Holdings Corporation,
               Company Guarantee,
               11.000% due 06/15/2010 ................................     2,162
                                                                         -------
                                                                           6,170
                                                                         -------

   RETAIL - 1.8%
    1,000   Fred Meyer Inc., Company Guarantee,
               7.450% due 03/01/2008 .................................     1,043
    2,500   Safeway Inc., Note,
               7.500% due 09/15/2009 .................................     2,672
                                                                         -------
                                                                           3,715
                                                                         -------

                       See Notes to Financial Statements.

VT INCOME FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
----------                                                               -------
CORPORATE BONDS AND NOTES (CONTINUED)
   INFORMATION TECHNOLOGY - 1.7%
   $ 2,500   Conexant Systems Inc., Conv. Sub. Note,
                4.000% due 02/01/2007 ................................   $ 2,416
     1,000   Extreme Networks, Inc., Conv. Sub. Note,
                3.500% due 12/01/2006 ................................       985
                                                                         -------
                                                                           3,401
                                                                         -------

   INDUSTRIAL PRODUCTS - 1.5%
     2,000   Noranda Inc., Note,
                6.000% due 10/15/2015 ................................     2,023
             Weyerhaeuser Company:
       500      Deb.,
                7.375% due 03/15/2032 ................................       558
       500      Note,
                6.750% due 03/15/2012 ................................       531
                                                                         -------
                                                                           3,112
                                                                         -------

   FOREIGN GOVERNMENT - 1.2%
             Federal Republic of Brazil:
       750      Bond,
                9.250% due 10/22/2010 ................................       841
       500      Note,
                8.750% due 02/04/2025 ................................       554
     1,000   United Mexican States, Bond,
             9.875% due 02/01/2010 ...................................     1,175
                                                                         -------
                                                                           2,570
                                                                         -------

   AEROSPACE/DEFENSE - 0.7%
     1,000   Boeing Company, Deb.,
                8.750% due 08/15/2021 ................................     1,365
                                                                         -------
             Total Corporate Bonds and Notes
                (Cost $132,350) ......................................   138,609
                                                                         -------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 21.6%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 10.8%
     3,082   4.500% due 08/01/2033 ...................................     2,912
    12,948   5.000% due 04/01/2018-11/01/2035 ........................    12,674
     4,893   5.500% due 11/01/2017-06/01/2035 ........................     4,877
     1,023   6.000% due 03/01/2031-05/01/2032 ........................     1,036
       438   6.500% due 06/01/2029-08/01/2029 ........................       451
       249   7.000% due 01/01/2032 ...................................       260
        19   9.000% due 01/01/2025 ...................................        21
                                                                         -------

             Total FHLMC
                (Cost $22,613) .......................................    22,231
                                                                         -------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 10.3%
   $ 6,941   4.000% due 09/01/2018-10/01/2018 ........................   $ 6,643
     1,610   5.000% due 01/01/2018 ...................................     1,596
     8,605   5.500% due 03/01/2033-02/01/2035 ........................     8,540
       857   6.000% due 04/01/2032 ...................................       867
     1,280   6.500% due 05/01/2031-05/01/2032 ........................     1,316
        47   7.000% due 01/01/2030 ...................................        49
     2,000   7.630% due 02/01/2010 ...................................     2,160
                                                                         -------

             Total FNMA
                (Cost $21,436) .......................................    21,171
                                                                         -------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.5%
       534   6.000% due 05/20/2032 ...................................       546
       366   7.000% due 06/20/2031 ...................................       381
        27   9.000% due 02/15/2025 ...................................        30
                                                                         -------

             Total GNMA
                (Cost $927) ..........................................       957
                                                                         -------

             Total U.S. Government Agency
                Mortgage-Backed Securities
                (Cost $44,976) .......................................    44,359
                                                                         -------

U.S. TREASURY OBLIGATIONS - 7.1%
   U.S. TREASURY NOTES - 4.9%
     2,000   3.375% due 11/15/2008 ...................................     1,947
     7,250   3.375% due 12/15/2008 ...................................     7,053
     1,000   4.500% due 11/15/2015 ...................................     1,008
                                                                         -------
                                                                          10,008
                                                                         -------

   U.S. TREASURY BOND - 2.2%
     4,000   5.375% due 02/15/2031 ...................................     4,495
                                                                         -------

             Total U.S. Treasury Obligations
                (Cost $14,794) .......................................    14,503
                                                                         -------

   UNITS
   -----
LIMITED PARTNERSHIP - 0.8%
   (Cost $1,600)
       500   TexCal, Series A, Common Units ..........................     1,600
                                                                         -------

  SHARES
  ------
RIGHTS - 0.0%
   (Cost $18)
     5,250   Danielson Holding Corporation, Rights+ ..................        76@
                                                                         -------

                       See Notes to Financial Statements.

VT INCOME FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                               VALUE
  (000S)                                                               (000S)
---------                                                             -------
REPURCHASE AGREEMENT - 2.6%
   (Cost $5,314)
$ 5,314   Agreement with Morgan Stanley, 2.920% dated
             12/30/2005, to be repurchased at $5,316,000 on
             01/03/2006 (Collateralized by U.S. Treasury
             Notes, having various interest rates and
             maturities, market value $5,484,000) .................   $  5,314
                                                                      --------
TOTAL INVESTMENTS (Cost $199,052*) ........................    99.5%   204,461
OTHER ASSETS (LIABILITIES) (NET) ..........................    0.5       1,053
                                                              -----   --------
NET ASSETS ................................................   100.0%  $205,514
                                                              =====   ========

----------
*    Aggregate cost for federal tax purposes is $199,741.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+    Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                      GLOSSARY OF TERMS

MTN  -- Medium-Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

VT MONEY MARKET FUND
December 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                                -------
COMMERCIAL PAPER (YANKEE) - 8.2%
   $ 800   Landesbank Badenwurttemberg,
              3.900% due 02/27/2006+++ ...............................   $   795
     550   Societe Generale North America,
              4.265% due 02/21/2006+++ ...............................       547
                                                                         -------
           Total Commercial Paper (Yankee)
              (Cost $1,342) ..........................................      1342
                                                                         -------

CERTIFICATE OF DEPOSIT (DOMESTIC) - 3.6%
   (Cost $598)
     600   Wells Fargo Bank N.A., Note,
              4.010% due 07/24/2006 ..................................       598
                                                                         -------

CERTIFICATES OF DEPOSIT (YANKEE) - 4.3%
   (Cost $700)
     700   Royal Bank of Canada, NY,
              4.300% due 06/20/2006++ ................................       700
                                                                         -------

CORPORATE BONDS AND NOTES - 38.4%
     800   ACF Parking Ltd., Note,
              (LOC: Fifth Third Bank),
              4.380% due 05/01/2022+ .................................       800
     800   Bank One Corporation, Sr. Note, Series C,
              4.590% due 02/27/2006++ ................................       800
     700   Citigroup, Inc., Note,
              5.750% due 05/10/2006 ..................................       705
     754   Everett Clinic, P.S., Bond,
              (LOC: Bank of America),
              4.350% due 05/01/2022+ .................................       754
     494   Gutwein Properties & Company,
              Note, (LOC: Fifth Third Bank),
              4.380% due 12/01/2024+ .................................       494
     855   Lauren Company LLC, Bond,
              (LOC: Wells Fargo Bank),
              4.420% due 07/01/2033+** ...............................       855
     800   National City Bank, Note,
              2.500% due 04/17/2006 ..................................       797
     620   Suntrust Bank, Note,
              2.125% due 01/30/2006 ..................................       619
     500   U.S. Bank N.A., Note,
              2.850% due 11/15/2006 ..................................       492
                                                                         -------
           Total Corporate Bonds and Notes
              (Cost $6,316) ..........................................      6316
                                                                         -------

TAXABLE MUNICIPAL BONDS - 33.9%
     750   California Statewide Communities
              Development Authority, MFHR,
              (Hallmark House Apartments),
              Series ZZ-T, (FNMACollateral),
              4.490% due 12/15/2036+ .................................       750
     855   Illinois Health Facilities Authority,
              Health Care Revenue, (Loyola University
              Health System), Series C, (MBIA Insured),
              4.480% due 07/01/2024+ .................................       855
     645   Michigan State Housing Development
              Authority, SFMR, Series D,
              (FSA Insured),
              4.430% due 06/01/2034+ .................................       645
     720   New York State Housing Finance Agency,
              Housing Revenue, (West 20th Street
              Project), Series B, (FNMA Collateral),
              4.450% due 05/15/2033+ .................................       720
   $ 700   Oakland-Alameda County, California,
              Coliseum Authority, Lease Revenue,
              (Coliseum Project), Series D,
              (LOC: Wachovia Bank),
              4.450% due 02/01/2011+ .................................   $   700
     705   Sacramento County, Pension Funding,
              Revenue Bonds, Seies C,
              (LOC: Bayerische Landesbank),
              4.450% due 07/01/2022+ .................................       705
     490   Washington State Housing Finance
              Commission, MFHR, (Bremerton Project),
              Series B, (FNMA Collateral),
              4.440% due 05/15/2033+ .................................       490
     715   Washington State Housing Finance
              Commission, Nonprofit Community
              College Foundation Revenue, Series B,
              (Community College Spokane Foundation),
              (LOC: Bank of America),
              4.330% due 07/01/2030+ .................................       715
                                                                         -------
           Total Taxable Municipal Bonds
              (Cost $5,580) ..........................................      5580
                                                                         -------

FUNDING AGREEMENT - 3.0%
   (Cost $500)
     500   New York Life Insurance,
              4.291% due 08/02/2006++*** .............................       500@
                                                                         -------
REPURCHASE AGREEMENT - 8.6%
   (Cost $1,415)
    1415   Agreement with Morgan Stanley, 2.920%
              dated 12/30/2005, to be repurchased at
              $1,415,000 on 01/03/2006
              (Collateralized by U.S. Treasury Notes,
              having various interest rates and
              maturities, market value $1,460,000) ...................      1415
                                                                         -------

TOTAL INVESTMENTS (Cost $16,451*) ...........................    100.0%    16451
OTHER ASSETS (LIABILITIES) (Net) ............................      0.0        (4)
                                                                ------   -------
NET ASSETS ..................................................    100.0%  $16,447
                                                                ======   =======

----------
*    Aggregate cost for federal tax purposes is $16,451.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

*** Security is restricted and illiquid. It was acquired on August 3, 2005, and has a value of $0.03 per Fund share at December 31, 2005.

+ Securities with a maturity date of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rates shown are those in effect at December 31, 2005. These rates change periodically based on specified market rates or indicies.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++  Rate represents discount rate on purchase date.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

FNMA -- Federal National Mortgage Association
FSA  -- Financial Security Assurance
LOC  -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
MFHR -- Multi-family Housing Revenue
SFMR -- Single Family Mortgage Revenue

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM VARIABLE TRUST
December 31, 2005
(In thousands)

                                                           VT EQUITY   VT GROWTH   VT WEST COAST   VT MID CAP
                                                 VT REIT     INCOME     & INCOME       EQUITY         STOCK     VT GROWTH
                                                   FUND       FUND        FUND          FUND           FUND        FUND
                                                 -------   ---------   ---------   -------------   ----------   ---------
ASSETS:
Investments, at cost .........................   $39,888    $253,068    $230,945      $112,604      $ 94,252     $251,810
                                                 =======    ========    ========      ========      ========     ========
Investments, at value:
   Securities ................................   $52,981    $280,053    $265,159      $140,615      $109,122     $274,865
   Investments held as collateral for
      securities loaned ......................     3,320      23,119      24,160         8,563        14,576       12,342
                                                 -------    --------    --------      --------      --------     --------
   Total Investments .........................    56,301     303,172     289,319       149,178       123,698      287,207
Cash .........................................        --           4          --            --            --           68
Unrealized appreciation of forward
   foreign currency contracts ................        --          --          --            --            --           --
Dividends and/or interest receivable .........       206         500         356           197           152          186
Receivable for Fund shares sold ..............        17         248          25            33             5            7
Variation margin .............................        --          --          --            --            --           --
Receivable for investment securities sold ....        --          35       3,366           300         2,094           --
Prepaid expenses .............................        --           1           1             1            --            1
                                                 -------    --------    --------      --------      --------     --------
   Total Assets ..............................    56,524     303,960     293,067       149,709       125,949      287,469
                                                 -------    --------    --------      --------      --------     --------
LIABILITIES:
Payable upon return of securities loaned .....     3,320      23,119      24,160         8,563        14,576       12,342
Unrealized depreciation of forward
   foreign currency contracts ................        --          --          --            --            --           --
Payable for Fund shares redeemed .............        --          --         126            39            11           51
Payable for investment securities purchased ..       306       1,172          --            86            --        2,056
Investment advisory fee payable ..............        38         144         175            75            76          178
Distribution fees payable ....................        --           9           1             2             2           --
Due to custodian .............................        --          --          --            --            --           --
Accrued legal and audit fees .................        31          35          35            33            28           35
Accrued printing and postage expenses ........         5          22          27            15            20           24
Accrued expenses and other payables ..........        --           1           1             2             1            4
                                                 -------    --------    --------      --------      --------     --------
   Total Liabilities .........................     3,700      24,502      24,525         8,815        14,714       14,690
                                                 -------    --------    --------      --------      --------     --------
NET ASSETS ...................................   $52,824    $279,458    $268,542      $140,894      $111,235     $272,779
                                                 =======    ========    ========      ========      ========     ========

                       See Notes to Financial Statements.

                                    VT            VT         VT U.S.
VT SMALL CAP   VT SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT               VT MONEY
    VALUE         GROWTH          GROWTH        INCOME     SECURITIES   VT INCOME    MARKET
    FUND           FUND            FUND          FUND         FUND         FUND       FUND
------------   ------------   -------------   ----------   ----------   ---------   --------
   $36,158        $43,901        $ 88,420       $52,210     $278,126     $199,052    $16,451
   =======        =======        ========       =======     ========     ========    =======
   $38,094        $46,676        $110,316       $51,765     $274,250     $204,461    $16,451
     2,221          3,570          10,445            --           --           --         --
   -------        -------        --------       -------     --------     --------    -------
    40,315         50,246         120,761        51,765      274,250      204,461     16,451
        --             --              61            --            1           --         --
        --             --              51            --           --           --         --
        91             18             121           654        1,589        2,802         64
         1             16              11            23            8           33         --
        --             --              --             2           --           --         --
       247            347             165            --           --           20         --
        --             --              --            --            1           --         --
   -------        -------        --------       -------     --------     --------    -------
    40,654         50,627         121,170        52,444      275,849      207,316     16,515
   -------        -------        --------       -------     --------     --------    -------
     2,221          3,570          10,445            --           --           --         --
        --             --              88            --           --           --         --
        --             18              12             6           21           55         25
        --            465             218            --           --        1,600         --
        30             34             229            22          117           87          6
        --              1              --             1            2            4          1
        --             55              --            --           --           --         --
        34             34              36            33           34           34         31
         7              6              14             4           29           21          4
         1              3              11             1            2            1          1
   -------        -------        --------       -------     --------     --------    -------
     2,293          4,186          11,053            67          205        1,802         68
   -------        -------        --------       -------     --------     --------    -------
   $38,361        $46,441        $110,117       $52,377     $275,644     $205,514    $16,447
   =======        =======        ========       =======     ========     ========    =======

                       See Notes to Financial Statements.

WM VARIABLE TRUST
December 31, 2005
(In thousands)

                                                        VT EQUITY   VT GROWTH   VT WEST COAST   VT MID CAP
                                              VT REIT     INCOME     & INCOME       EQUITY         STOCK     VT GROWTH
                                                FUND       FUND        FUND          FUND          FUND         FUND
                                              -------   ---------   ---------   -------------   ----------   ---------
NET ASSETS CONSIST OF:
Undistributed net investment income .......   $ 1,653    $  5,619   $  3,645       $    791      $  1,871     $    333
Accumulated net realized gain/(loss)
   on investment transactions .............     4,255      16,370    (24,984)         2,763        10,850      (93,443)
Net unrealized appreciation/
   (depreciation) of investments ..........    16,413      50,104     58,374         36,574        29,446       35,397
Paid-in capital ...........................    30,503     207,365    231,507        100,766        69,068      330,492
                                              -------    --------   --------       --------      --------     --------
   Total Net Assets .......................   $52,824    $279,458   $268,542       $140,894      $111,235     $272,779
                                              =======    ========   ========       ========      ========     ========

NET ASSETS:
Class 1 Shares ............................   $51,570    $237,482   $265,115       $130,071      $103,543     $271,508
                                              =======    ========   ========       ========      ========     ========
Class 2 Shares ............................   $ 1,254    $ 41,976   $  3,427       $ 10,823      $  7,692     $  1,271
                                              =======    ========   ========       ========      ========     ========

SHARES OUTSTANDING:
Class 1 Shares ............................     2,949      13,464     14,286          5,902         5,972       19,499
                                              =======    ========   ========       ========      ========     ========
Class 2 Shares ............................        72       2,395        186            494           446           92
                                              =======    ========   ========       ========      ========     ========

CLASS 1 SHARES:*
Net asset value, offering and redemption
   price per share of beneficial interest
   outstanding ............................   $ 17.49    $  17.64   $  18.56       $  22.04      $  17.34     $  13.92
                                              =======    ========   ========       ========      ========     ========

CLASS 2 SHARES:*
Net asset value, offering and  redemption
   price per share  of beneficial interest
   outstanding ............................   $ 17.38    $  17.53   $  18.46       $  21.92      $  17.24     $  13.83
                                              =======    ========   ========       ========      ========     ========

----------
*    Net asset values are not shown in thousands.

                       See Notes to Financial Statements.

                                                                   VT U.S.
VT SMALL CAP   VT SMALL CAP   VT INTERNATIONAL   VT SHORT TERM   GOVERNMENT               VT MONEY
    VALUE         GROWTH           GROWTH            INCOME      SECURITIES   VT INCOME    MARKET
    FUND           FUND             FUND              FUND          FUND         FUND       FUND
------------   ------------   ----------------   -------------   ----------   ---------   --------
   $   397       $     --         $    575          $ 2,196        $ 13,350    $ 11,752    $    --

     3,936        (22,732)          (9,315)            (491)         (4,170)     (1,142)        --

     4,157          6,345           32,302             (457)         (3,876)      5,409         --
    29,871         62,828           86,555           51,129         270,340     189,495     16,447
   -------       --------         --------          -------        --------    --------    -------
   $38,361       $ 46,441         $110,117          $52,377        $275,644    $205,514    $16,447
   =======       ========         ========          =======        ========    ========    =======
   $38,346       $ 42,679         $109,029          $47,221        $266,902    $185,140    $13,132
   =======       ========         ========          =======        ========    ========    =======
   $    15       $  3,762         $  1,088          $ 5,156        $  8,742    $ 20,374    $ 3,315
   =======       ========         ========          =======        ========    ========    =======
     3,085          4,407            7,366           18,726          25,498      17,325     13,147
   =======       ========         ========          =======        ========    ========    =======
         1            393               74            2,056             838       1,918      3,317
   =======       ========         ========          =======        ========    ========    =======
   $ 12.43       $   9.68         $  14.80          $  2.52        $  10.47    $  10.69    $  1.00
   =======       ========         ========          =======        ========    ========    =======
   $ 12.41       $   9.57         $  14.71          $  2.51        $  10.43    $  10.62    $  1.00
   =======       ========         ========          =======        ========    ========    =======

                       See Notes to Financial Statements.

Statement of Operations

WM VARIABLE TRUST
For the Year Ended December 31, 2005
(In thousands)

                                                           VT EQUITY   VT GROWTH &   VT WEST COAST   VT MID CAP
                                                 VT REIT     INCOME       INCOME         EQUITY         STOCK     VT GROWTH
                                                   FUND       FUND         FUND           FUND          FUND         FUND
                                                 -------   ---------   -----------   -------------   ----------   ---------
INVESTMENT INCOME:
Dividends ....................................    $1,898    $ 6,181      $ 5,568        $ 1,506       $ 2,598      $ 2,316
Interest .....................................        77        941          244            138           228          158
Foreign withholding taxes ....................        (2)       (32)         (37)            (1)           (8)         (24)
Securities lending income ....................        14        111           14             24            32           12
                                                  ------    -------      -------        -------       -------      -------
   Total investment income ...................     1,987      7,201        5,789          1,667         2,850        2,462
                                                  ------    -------      -------        -------       -------      -------
EXPENSES:
Investment advisory fee ......................       429      1,468        2,041            800           881        1,930
Class 2 Shares distribution fees .............         2         79            8             22            16            3
Custodian fees ...............................         4         10           11             10             7           57
Legal and audit fees .........................        29         36           37             33            27           36
Trustees' fees ...............................         1          5            6              3             2            5
Other ........................................        16         42           41             25            34           69
                                                  ------    -------      -------        -------       -------      -------
   Total expenses ............................       481      1,640        2,144            893           967        2,100
Fees reduced by custodian credits ............       --*         (2)         --*            --*           --*           (3)
                                                  ------    -------      -------        -------       -------      -------
   Net expenses ..............................       481      1,638        2,144            893           967        2,097
                                                  ------    -------      -------        -------       -------      -------
NET INVESTMENT INCOME/(LOSS) .................     1,506      5,563        3,645            774         1,883          365
                                                  ------    -------      -------        -------       -------      -------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Security transactions .....................     4,000     17,515        7,943          5,774        11,521       12,249
   Forward foreign currency contracts
      and foreign currency transactions ......        --         --           --             --            --          (28)
   Futures contracts .........................        --                      --             --            --           --
                                                  ------    -------      -------        -------       -------      -------
Net realized gain on investment
   transactions ..............................     4,000     17,515        7,943          5,774        11,521       12,221
                                                  ------    -------      -------        -------       -------      -------
Capital gain distributions received ..........       414        165           --             92            --           --
                                                  ------    -------      -------        -------       -------      -------
Net increase from payment by the Advisor** ...        --         --           --             --            --           --
                                                  ------    -------      -------        -------       -------      -------
Net change in unrealized appreciation/
   depreciation of:
   Securities ................................      (917)      (306)      (2,342)         4,125         1,652        4,119
   Forward foreign currency contracts ........        --         --           --             --            --           24
   Foreign currency, futures contracts and
      other assets and liabilities ...........        --         --           --             --            --           --
                                                  ------    -------      -------        -------       -------      -------
Net change in unrealized appreciation/
   depreciation of investment transactions ...      (917)      (306)      (2,342)         4,125         1,652        4,143
                                                  ------    -------      -------        -------       -------      -------
Net realized and unrealized gain/(loss) on
   investments ...............................     3,497     17,374        5,601          9,991        13,173       16,364
                                                  ------    -------      -------        -------       -------      -------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ..........    $5,003    $22,937      $ 9,246        $10,765       $15,056      $16,729
                                                  ======    =======      =======        =======       =======      =======

----------
*    Amount represents less than $500.

**   See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                                   VT U.S.
VT SMALL CAP   VT SMALL CAP   VT INTERNATIONAL   VT SHORT TERM   GOVERNMENT               VT MONEY
    VALUE         GROWTH           GROWTH            INCOME      SECURITIES   VT INCOME    MARKET
    FUND           FUND             FUND              FUND          FUND         FUND       FUND
------------   ------------   ----------------   -------------   ----------   ---------   --------
  $   748        $   100          $ 2,358           $    --       $    --      $    --      $ --
       64             40               68             2,488        13,681       12,532       577
      (54)            (1)            (211)               --            --           --        --
       64             92               57                --            --           --        --
  -------        -------          -------           -------       -------      -------      ----
      822            231            2,272             2,488        13,681       12,532       577
  -------        -------          -------           -------       -------      -------      ----
      369            395              863               270         1,387        1,038        81
       --              9                2                15            27           56        11
       11             27              125                 7            19            9         2
       32             37               34                31            36           35        33
        1              1                2                 1             6            4        --
        8             56               35                16            55           32         9
  -------        -------          -------           -------       -------      -------      ----
      421            525            1,061               340         1,530        1,174       136
      --*            --*              --*                (1)          --*          --*       --*
  -------        -------          -------           -------       -------      -------      ----
      421            525            1,061               339         1,530        1,174       136
  -------        -------          -------           -------       -------      -------      ----
      401           (294)           1,211             2,149        12,151       11,358       441
  -------        -------          -------           -------       -------      -------      ----
    3,777            756            3,766                68           496          893        --
       (5)            --              278                --            --           --        --
       --             --               --                46            --           --        --
  -------        -------          -------           -------       -------      -------      ----
    3,772            756            4,044               114           496          893        --
  -------        -------          -------           -------       -------      -------      ----
        1             --               --                --            --           --        --
  -------        -------          -------           -------       -------      -------      ----
       --            189               --                --            --           --        --
  -------        -------          -------           -------       -------      -------      ----
   (2,091)        (2,232)          11,430            (1,331)       (6,425)      (7,462)       --
       --             --               11                --            --           --        --
       --             --               (7)               21            --           --        --
  -------        -------          -------           -------       -------      -------      ----
   (2,091)        (2,232)          11,434            (1,310)       (6,425)      (7,462)       --
  -------        -------          -------           -------       -------      -------      ----
    1,682         (1,287)          15,478            (1,196)       (5,929)      (6,569)       --
  -------        -------          -------           -------       -------      -------      ----
  $ 2,083        $(1,581)         $16,689           $   953       $ 6,222      $ 4,789      $441
  =======        =======          =======           =======       =======      =======      ====

                       See Notes to Financial Statements.

Statement of Changes in Net Assets

WM VARIABLE TRUST
(In thousands)

                                                                                                          VT GROWTH &
                                                      VT REIT FUND         VT EQUITY INCOME FUND          INCOME FUND
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
                                                ----------   ----------   ----------   ----------   ----------   ----------
OPERATIONS:
Net investment income .......................    $ 1,506      $ 1,504      $  5,563     $  3,914     $  3,645     $  3,430
Net realized gain on investment
   transactions .............................      4,000        1,619        17,515        5,976        7,943        3,952
Capital gain distributions received .........        414            3           165           --           --           --
Net change in unrealized appreciation/
   depreciation of investments ..............       (917)       9,865          (306)      23,367       (2,342)      15,399
                                                 -------      -------      --------     --------     --------     --------
Net increase in net assets
   resulting from operations ................      5,003       12,991        22,937       33,257        9,246       22,781

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income:
   Class 1 Shares ...........................     (1,095)        (624)       (3,268)      (2,972)      (3,393)      (2,661)
   Class 2 Shares ...........................        (22)          (1)         (459)        (274)         (33)         (29)
Net realized gains on investments:
   Class 1 Shares ...........................     (2,005)        (322)           --           --           --           --
   Class 2 Shares ...........................        (41)          (1)           --           --           --           --
Net increase/(decrease) in net assets from
   Fund share transactions:
   Class 1 Shares ...........................     (1,847)       1,027        31,403       12,872      (11,414)       5,101
   Class 2 Shares ...........................        861          306        15,234        8,506          (64)         476
                                                 -------      -------      --------     --------     --------     --------
Net increase/(decrease) in net assets .......        854       13,376        65,847       51,389       (5,658)      25,668

NET ASSETS:
Beginning of year ...........................     51,970       38,594       213,611      162,222      274,200      248,532
                                                 -------      -------      --------     --------     --------     --------
End of year .................................    $52,824      $51,970      $279,458     $213,611     $268,542     $274,200
                                                 =======      =======      ========     ========     ========     ========
Undistributed net investment income
   at end of year ...........................    $ 1,653      $ 1,264      $  5,619     $  3,778     $  3,645     $  3,426
                                                 =======      =======      ========     ========     ========     ========

TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .............................    $ 1,622      $   699      $  3,727     $  3,246     $  3,426     $  2,690
Long-term capital gains .....................      1,541          249            --           --           --           --
                                                 -------      -------      --------     --------     --------     --------
   Total ....................................    $ 3,163      $   948      $  3,727     $  3,246     $  3,426     $  2,690
                                                 =======      =======      ========     ========     ========     ========

----------
+    The VT Small Cap Value Fund commenced operations on May 3, 2004.

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND    VT MID CAP STOCK FUND         VT GROWTH FUND        VT SMALL CAP VALUE FUND+
-------------------------   -----------------------   -----------------------   -------------------------
 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
  12/31/05     12/31/04      12/31/05     12/31/04     12/31/05     12/31/04     12/31/05      12/31/04
 ----------   ----------    ----------   ----------   ----------   ----------   ----------   ------------
  $    774     $    988      $  1,883     $    529     $    365     $  1,288     $   401        $   202
     5,774        3,511        11,521        7,731       12,221       10,807       3,772          1,509
        92           --            --           --           --           --           1             --
     4,125        9,975         1,652        5,864        4,143        5,842      (2,091)         6,248
  --------     --------      --------     --------     --------     --------     -------        -------
    10,765       14,474        15,056       14,124       16,729       17,937       2,083          7,959
      (864)        (277)         (519)        (318)      (1,293)          --        (202)            --
       (46)         (10)          (18)          (9)          (3)          --          --             --
        --           --        (7,313)      (1,560)          --           --      (1,350)            --
        --           --          (431)         (76)          --           --          --             --
     1,547          886       (11,193)      12,385       10,517       37,965      (4,853)        34,709
     1,851        2,206         1,226        1,748         (163)         (21)         15             --
  --------     --------      --------     --------     --------     --------     -------        -------
    13,253       17,279        (3,192)      26,294       25,787       55,881      (4,307)        42,668
   127,641      110,362       114,427       88,133      246,992      191,111      42,668             --
  --------     --------      --------     --------     --------     --------     -------        -------
  $140,894     $127,641      $111,235     $114,427     $272,779     $246,992     $38,361        $42,668
  ========     ========      ========     ========     ========     ========     =======        =======
  $    791     $    927      $  1,871     $    525     $    333     $  1,292     $   397        $   203
  ========     ========      ========     ========     ========     ========     =======        =======
  $    910     $    287      $  1,258     $    327     $  1,296     $     --     $ 1,552        $    --
        --           --         7,023        1,636           --           --          --             --
  --------     --------      --------     --------     --------     --------     -------        -------
  $    910     $    287      $  8,281     $  1,963     $  1,296     $     --     $ 1,552        $    --
  ========     ========      ========     ========     ========     ========     =======        =======

                       See Notes to Financial Statements.

WM VARIABLE TRUST
(In thousands)

                                                      VT SMALL CAP            VT INTERNATIONAL           VT SHORT TERM
                                                      GROWTH FUND               GROWTH FUND               INCOME FUND
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
                                                ----------   ----------   ----------   ----------   ----------   ----------
OPERATIONS:
Net investment income/(loss) ................    $   (294)    $   (316)    $  1,211     $   800      $ 2,149      $ 2,051
Net realized gain/(loss) on investment
   transactions .............................         756        9,800        4,044         928          114          (96)
Net increase from payment by the Advisor* ...         189           --           --          --           --           --
Net change in unrealized appreciation/
   depreciation of investments ..............      (2,232)      (5,156)      11,434       9,202       (1,310)        (818)
                                                 --------     --------     --------     -------      -------      -------
Net increase/(decrease) in net assets
   resulting from operations ................      (1,581)       4,328       16,689      10,930          953        1,137
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income:
   Class 1 Shares ...........................          --           --       (1,503)       (969)      (1,866)      (1,841)
   Class 2 Shares ...........................          --           --           (9)         (2)        (227)        (296)
Net realized gains on investments:
   Class 1 Shares ...........................          --           --           --          --           --           --
   Class 2 Shares ...........................          --           --           --          --           --           --
Net increase/(decrease) in net assets from
   Fund share transactions:
   Class 1 Shares ...........................      (8,823)     (21,914)       2,110       7,807         (351)       2,787
   Class 2 Shares ...........................         170          745          645          99       (1,802)       1,098
                                                 --------     --------     --------     -------      -------      -------
Net increase/(decrease) in net assets .......     (10,234)     (16,841)      17,932      17,865       (3,293)       2,885
NET ASSETS:
Beginning of year ...........................      56,675       73,516       92,185      74,320       55,670       52,785
                                                 --------     --------     --------     -------      -------      -------
End of year .................................    $ 46,441     $ 56,675     $110,117     $92,185      $52,377      $55,670
                                                 ========     ========     ========     =======      =======      =======
Undistributed net investment income
   at end of year ...........................    $     --     $     --     $    575     $   474      $ 2,196      $ 2,091
                                                 ========     ========     ========     =======      =======      =======
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .............................    $     --     $     --     $  1,512     $   971      $ 2,093      $ 2,137
Long-term capital gains .....................          --           --           --          --           --           --
                                                 --------     --------     --------     -------      -------      -------
   Total ....................................    $     --     $     --     $  1,512     $   971      $ 2,093      $ 2,137
                                                 ========     ========     ========     =======      =======      =======

----------
*    See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

   VT U.S. GOVERNMENT
    SECURITIES FUND            VT INCOME FUND         VT MONEY MARKET FUND
-----------------------   -----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
----------   ----------   ----------   ----------   ----------   ----------
 $ 12,151     $ 10,842     $ 11,358     $ 11,571     $   441      $   162
      496          211          893          518          --            1
       --           --           --           --          --           --
   (6,425)      (1,147)      (7,462)      (1,287)         --           --
  -------      -------      -------      -------     -------      -------
    6,222        9,906        4,789       10,802         441          163
  (11,782)      (9,806)     (10,718)     (11,009)       (339)        (138)
     (436)        (519)      (1,267)      (1,314)       (102)         (24)
       --           --           --           --          --           --
       --           --           --           --          --           --
    8,857       59,999        5,960       (7,019)     (1,528)      (5,538)
   (3,790)      (3,523)      (2,178)       2,327      (2,089)       2,335
 --------     --------     --------     --------     -------      -------
     (929)      56,057       (3,414)      (6,213)     (3,617)      (3,202)
  276,573      220,516      208,928      215,141      20,064       23,266
 --------     --------     --------     --------     -------      -------
 $275,644     $276,573     $205,514     $208,928     $16,447      $20,064
 ========     ========     ========     ========     =======      =======
 $ 13,350     $ 12,193     $ 11,752     $ 11,974     $    --      $    --
 ========     ========     ========     ========     =======      =======
 $ 12,218     $ 10,325     $ 11,985     $ 12,323     $   441      $   162
       --           --           --           --          --           --
 --------     --------     --------     --------     -------      -------
 $ 12,218     $ 10,325     $ 11,985     $ 12,323     $   441      $   162
 ========     ========     ========     ========     =======      =======

                       See Notes to Financial Statements.

Statement of Changes in Net Assets -- Capital Stock Activity

WM VARIABLE TRUST

(In thousands)

                                                     VT REIT FUND         VT EQUITY INCOME FUND    VT GROWTH & INCOME FUND
                                               -----------------------   -----------------------   -----------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
                                               ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
   CLASS 1:
      Sold .................................    $   819      $ 3,161      $34,607      $17,076      $ 13,104     $ 17,117
      Issued as reinvestment of dividends ..      3,100          946        3,268        2,972         3,393        2,661
      Redeemed .............................     (5,766)      (3,080)      (6,472)      (7,176)      (27,911)     (14,677)
                                                -------      -------      -------      -------      --------     --------
      Net increase/(decrease) ..............    $(1,847)     $ 1,027      $31,403      $12,872      $(11,414)    $  5,101
                                                =======      =======      =======      =======      ========     ========
   CLASS 2:
      Sold .................................    $ 1,393      $   361      $19,058      $ 9,694      $    861     $    964
      Issued as reinvestment of dividends ..         63            2          459          274            33           29
      Redeemed .............................       (595)         (57)      (4,283)      (1,462)         (958)        (517)
                                                -------      -------      -------      -------      --------     --------
      Net increase/(decrease) ..............    $   861      $   306      $15,234      $ 8,506      $    (64)    $    476
                                                =======      =======      =======      =======      ========     ========
SHARES
   CLASS 1:
      Sold .................................         49          230        2,002        1,175           724          999
      Issued as reinvestment of dividends ..        186           71          194          206           187          153
      Redeemed .............................       (330)        (216)        (386)        (490)       (1,510)        (853)
                                                -------      -------      -------      -------      --------     --------
      Net increase/(decrease) ..............        (95)          85        1,810          891          (599)         299
                                                =======      =======      =======      =======      ========     ========
   CLASS 2:
      Sold .................................         84           24        1,134          660            48           56
      Issued as reinvestment of dividends ..          4           --           28           19             2            1
      Redeemed .............................        (36)          (4)        (256)        (101)          (53)         (30)
                                                -------      -------      -------      -------      --------     --------
      Net increase/(decrease) ..............         52           20          906          578            (3)          27
                                                =======      =======      =======      =======      ========     ========


                                               VT SMALL CAP GROWTH FUND   VT INTERNATIONAL GROWTH FUND   VT SHORT TERM INCOME FUND
                                               ------------------------   ----------------------------   -------------------------
                                                YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04        12/31/05     12/31/04        12/31/05     12/31/04
                                                ----------   ----------      ----------   ----------      ----------   ----------
AMOUNT
   CLASS 1:
      Sold .................................     $  1,315     $  4,692        $ 2,995      $ 8,357         $ 1,650      $ 4,963
      Issued as reinvestment of dividends ..           --           --          1,503          969           1,866        1,841
      Redeemed .............................      (10,138)     (26,606)        (2,388)      (1,519)         (3,867)      (4,017)
                                                 --------     --------        -------      -------         -------      -------
      Net increase/(decrease) ..............     $ (8,823)    $(21,914)       $ 2,110      $ 7,807         $  (351)     $ 2,787
                                                 ========     ========        =======      =======         =======      =======
   CLASS 2:
      Sold .................................     $    835     $  1,547        $   694      $   112         $   782      $ 3,276
      Issued as reinvestment of dividends ..           --           --              9            2             227          296
      Redeemed .............................         (665)        (802)           (58)         (15)         (2,811)      (2,474)
                                                 --------     --------        -------      -------         -------      -------
      Net increase/(decrease) ..............     $    170     $    745        $   645      $    99         $(1,802)     $ 1,098
                                                 ========     ========        =======      =======         =======      =======
SHARES
   CLASS 1:
      Sold .................................          145          519            228          726             651        1,902
      Issued as reinvestment of dividends ..           --           --            123           86             750          731
      Redeemed .............................       (1,122)      (2,658)          (182)        (132)         (1,525)      (1,542)
                                                 --------     --------        -------      -------         -------      -------
      Net increase/(decrease) ..............         (977)      (2,139)           169          680            (124)       1,091
                                                 ========     ========        =======      =======         =======      =======
   CLASS 2:
      Sold .................................           96          170             53            9             308        1,257
      Issued as reinvestment of dividends ..           --           --              1           --              91          118
      Redeemed .............................          (74)         (89)            (4)          (1)         (1,112)        (960)
                                                 --------     --------        -------      -------         -------      -------
      Net increase/(decrease) ..............           22           81             50            8            (713)         415
                                                 ========     ========        =======      =======         =======      =======


----------
+    The VT Small Cap Value Fund commenced operations on May 3, 2004.

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND    VT MID CAP STOCK FUND         VT GROWTH FUND        VT SMALL CAP VALUE FUND+
-------------------------   -----------------------   -----------------------   -------------------------
 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
  12/31/05     12/31/04      12/31/05     12/31/04     12/31/05     12/31/04     12/31/05      12/31/04
 ----------   ----------    ----------   ----------   ----------   ----------   ----------   ------------
  $ 8,492      $ 9,806       $  1,809     $12,260      $ 30,450     $ 48,627     $   310       $36,284
      864          277          7,832       1,878         1,293           --       1,552            --
   (7,809)      (9,197)       (20,834)     (1,753)      (21,226)     (10,662)     (6,715)       (1,575)
  -------      -------       --------     -------      --------     --------     -------       -------
  $ 1,547      $   886       $(11,193)    $12,385      $ 10,517     $ 37,965     $(4,853)      $34,709
  =======      =======       ========     =======      ========     ========     =======       =======
  $ 3,299      $ 3,190       $  1,747     $ 1,995      $    172     $    543     $    15
       46           10            449          85             3           --          --
   (1,494)        (994)          (970)       (332)         (338)        (564)         --
  -------      -------       --------     -------      --------     --------     -------
  $ 1,851      $ 2,206       $  1,226     $ 1,748      $   (163)    $    (21)    $    15
  =======      =======       ========     =======      ========     ========     =======
      400          529            110         812         2,171        3,961          26         3,631
       43           15            487         123            99           --         126            --
     (378)        (504)        (1,214)       (115)       (1,628)        (876)       (544)         (154)
  -------      -------       --------     -------      --------     --------     -------       -------
       65           40           (617)        820           642        3,085        (392)        3,477
  =======      =======       ========     =======      ========     ========     =======       =======
      159          172            105         132            13           45           1
        2            1             28           6            --           --          --
      (73)         (55)           (59)        (22)          (26)         (46)         --
  -------      -------       --------     -------      --------     --------     -------
       88          118             74         116           (13)          (1)          1
  =======      =======       ========     =======      ========     ========     =======

   VT U.S. GOVERNMENT
    SECURITIES FUND            VT INCOME FUND         VT MONEY MARKET FUND
-----------------------   -----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
----------   ----------   ----------   ----------   ----------   ----------
 $ 12,473     $ 70,555     $  7,235     $ 10,152    $ 10,489      $  7,321
   11,782        9,806       10,718       11,009         339           138
  (15,398)     (20,362)     (11,993)     (28,180)    (12,356)      (12,997)
 --------     --------     --------     --------    --------      --------
 $  8,857     $ 59,999     $  5,960     $ (7,019)   $ (1,528)     $ (5,538)
 ========     ========     ========     ========    ========      ========
 $    645     $  1,227     $  3,002     $  6,098    $  6,537      $  5,866
      436          519        1,267        1,314         102            24
   (4,871)      (5,269)      (6,447)      (5,085)     (8,728)       (3,555)
 --------     --------     --------     --------    --------      --------
 $ (3,790)    $ (3,523)    $ (2,178)    $  2,327    $ (2,089)     $  2,335
 ========     ========     ========     ========    ========      ========
    1,188        6,590          674          928      10,489         7,321
    1,135          953        1,015        1,057         339           138
   (1,468)      (1,903)      (1,113)      (2,588)    (12,356)      (12,997)
 --------     --------     --------     --------    --------      --------
      855        5,640          576         (603)     (1,528)       (5,538)
 ========     ========     ========     ========    ========      ========
       62          114          279          555       6,537         5,866
       42           51          120          127         102            24
     (462)        (495)        (602)        (466)     (8,728)       (3,555)
 --------     --------     --------     --------    --------      --------
     (358)        (330)        (203)         216      (2,089)        2,335
 ========     ========     ========     ========    ========      ========

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT REIT FUND                                                                  CLASS 1
------------                                                      -------------------------------
YEARS ENDED DECEMBER 31                                             2005        2004      2003(3)
                                                                  -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $ 16.96     $ 13.04     $ 10.00
                                                                  -------     -------     -------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.47(5)     0.49(5)     0.36(5)
      Net realized and unrealized gain on investments .........      1.08        3.74        2.68
                                                                  -------     -------     -------
      Total from investment operations ........................      1.55        4.23        3.04
                                                                  -------     -------     -------

   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................     (0.36)      (0.20)         --
      Dividends from net realized capital gains ...............     (0.66)      (0.11)         --
                                                                  -------     -------     -------
      Total distributions .....................................     (1.02)      (0.31)         --
                                                                  -------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $ 17.49     $ 16.96     $ 13.04
                                                                  =======     =======     =======
TOTAL RETURN(1) ...............................................      9.40%      33.08%      30.40%

   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $51,570     $51,632     $38,593
      Ratio of operating expenses to average net assets .......      0.89%       0.88%       1.00%(7)
      Ratio of net investment income to average net assets ....      2.82%       3.43%       4.21%(7)
      Portfolio turnover rate .................................        25%         13%          3%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..      0.89%       0.88%       1.00%(7)

VT EQUITY INCOME FUND                                                                       CLASS 1
---------------------                                             -----------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002         2001
                                                                  --------     --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  16.26     $  13.90     $  11.01     $  12.87     $ 12.11
                                                                  --------     --------     --------     --------     -------

INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.40(5)      0.32(5)      0.31(5)      0.36(5)     0.42(5)
      Net realized and unrealized gain/(loss) on investments ..       1.26         2.30         2.95        (1.95)       0.54
                                                                  --------     --------     --------     --------     -------
      Total from investment operations ........................       1.66         2.62         3.26        (1.59)       0.96
                                                                  --------     --------     --------     --------     -------

LESS DISTRIBUTIONS:
      Dividends from net investment income ....................      (0.28)       (0.26)       (0.31)       (0.25)      (0.12)
      Dividends from net realized capital gains ...............         --           --        (0.06)       (0.02)      (0.08)
                                                                  --------     --------     --------     --------     -------
      Total distributions .....................................      (0.28)       (0.26)       (0.37)       (0.27)      (0.20)
                                                                  --------     --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  17.64     $  16.26     $  13.90     $  11.01     $ 12.87
                                                                  ========     ========     ========     ========     =======
TOTAL RETURN(1) ...............................................      10.27%       19.12%       30.10%      (12.51)%      7.92%

   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $237,482     $189,517     $149,603     $112,304     $97,982
      Ratio of operating expenses to average net assets .......       0.66%        0.67%        0.70%        0.70%       0.70%
      Ratio of net investment income to average net assets ....       2.40%        2.15%        2.63%        3.04%       3.29%
      Portfolio turnover rate .................................         46%          26%          23%          16%         15%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..       0.66%        0.67%        0.70%        0.70%       0.70%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT REIT Fund commenced operations on May 1, 2003.

(4)  The VT REIT Fund commenced selling Class 2 shares on August 5, 2003.

(5)  Per share numbers have been calculated using the average shares method.

(6)  The VT Equity Income Fund commenced selling Class 2 shares on May 1, 2001.

(7)  Annualized.

                       See Notes to Financial Statements.

          CLASS 2
---------------------------
 2005      2004     2003(4)
------    ------    -------
$16.90     13.03    $11.20
------     -----    ------

  0.44(5)   0.45(5)   0.28(5)
  1.05      3.73      1.55
------     -----    ------
  1.49      4.18      1.83
------     -----    ------

 (0.35)    (0.20)       --
 (0.66)    (0.11)       --
------     -----    ------
 (1.01)    (0.31)       --
------     -----    ------
$17.38    $16.90    $13.03
======    ======    ======
  9.10%    32.72%    16.34%

$1,254    $  338    $    1
  1.14%     1.13%     1.25%(7)
  2.57%     3.18%     3.96%(7)
    25%       13%        3%


  1.14%    1.13%     1.25%(7)

                      CLASS 2
---------------------------------------------------
  2005       2004       2003       2002     2001(6)
-------    -------    -------    -------    -------
$ 16.18    $ 13.85    $ 10.99    $ 12.87    $12.64
-------    -------    -------    -------    ------

   0.36(5)    0.28(5)    0.29(5)    0.32(5)   0.22(5)
   1.24       2.30       2.93      (1.93)     0.21
-------    -------    -------    -------    ------
   1.60       2.58       3.22      (1.61)     0.43
-------    -------    -------    -------    ------

  (0.25)     (0.25)     (0.30)     (0.25)    (0.12)
     --         --      (0.06)     (0.02)    (0.08)
-------    -------    -------    -------    ------
  (0.25)     (0.25)     (0.36)     (0.27)    (0.20)
-------    -------    -------    -------    ------
$ 17.53    $ 16.18    $ 13.85    $ 10.99    $12.87
=======    =======    =======    =======    ======
   9.97%     18.82%     29.73%    (12.67)%    3.40%

$41,976    $24,094    $12,619    $ 6,460    $  658
   0.91%      0.92%      0.95%      0.95%     0.94%(7)
   2.15%      1.90%      2.38%      2.79%     3.05%(7)
     46%        26%        23%        16%       15%


   0.91%      0.92%      0.95%      0.95%     0.94%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                                            CLASS 1
VT GROWTH & INCOME FUND                                           ----------------------------------------------------------
-----------------------
YEARS ENDED DECEMBER 31                                             2005       2004         2003         2002         2001
                                                                  --------   --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  18.19   $  16.85     $  13.45     $  17.18     $  18.23
                                                                  --------   --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.25       0.23(4)      0.19(4)      0.15(4)      0.09
      Net realized and unrealized gain/(loss) on investments ..       0.35       1.29         3.39        (3.77)       (0.70)
                                                                  --------   --------     --------     --------     --------
      Total from investment operations ........................       0.60       1.52         3.58        (3.62)       (0.61)
                                                                  --------   --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................      (0.23)     (0.18)       (0.18)       (0.11)       (0.06)
      Dividends from net realized capital gains ...............         --         --           --           --        (0.38)
                                                                  --------   --------     --------     --------     --------
      Total distributions .....................................      (0.23)     (0.18)       (0.18)       (0.11)       (0.44)
                                                                  --------   --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ................................   $  18.56   $  18.19     $  16.85     $  13.45     $  17.18
                                                                  ========   ========     ========     ========     ========
TOTAL RETURN(1) ...............................................       3.30%      9.08%       26.80%      (21.16)%      (3.51)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $265,115   $270,775     $245,820     $209,337     $319,171
      Ratio of operating expenses to average net assets .......       0.77%      0.79%        0.83%        0.81%        0.78%
      Ratio of net investment income to average net assets ....       1.32%      1.33%        1.28%        1.01%        0.54%
      Portfolio turnover rate .................................         24%        11%          16%          20%          25%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..       0.77%      0.79%        0.83%        0.81%        0.78%

                                                                                            CLASS 1
VT WEST COAST EQUITY FUND                                         ----------------------------------------------------------
-------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002        2001
                                                                  --------     --------     --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  20.45     $  18.14     $  12.69     $ 16.70     $ 16.01
                                                                  --------     --------     --------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.13(4)      0.16(4)      0.06(4)     0.06(4)     0.10(4)
      Net realized and unrealized gain/(loss) on investment ...       1.61         2.20         5.43       (3.79)       1.03
                                                                  --------     --------     --------     -------     -------
      Total from investment operations ........................       1.74         2.36         5.49       (3.73)       1.13
                                                                  --------     --------     --------     -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment  income ...................      (0.15)       (0.05)       (0.04)      (0.08)      (0.09)
      Dividends from net realized capital gains ...............         --           --           --       (0.20)      (0.35)
                                                                  --------     --------     --------     -------     -------
      Total distributions .....................................      (0.15)       (0.05)       (0.04)      (0.28)      (0.44)
                                                                  --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  22.04     $  20.45     $  18.14     $ 12.69     $ 16.70
                                                                  ========     ========     ========     =======     =======
TOTAL RETURN(1) ...............................................       8.57%       13.03%       43.35%     (22.55)%      6.88%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $130,071     $119,371     $105,160     $68,227     $83,835
      Ratio of operating expenses to average net assets .......       0.68%        0.69%        0.71%       0.71%       0.70%
      Ratio of net investment income to average net assets ....       0.62%        0.87%        0.42%       0.42%       0.59%
      Portfolio turnover rate .................................         18%          17%          16%         20%         19%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..       0.68%        0.69%        0.71%       0.71%       0.70%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Fund commenced selling Class 2 shares on November 6, 2001.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

                       See Notes to Financial Statements.

                      CLASS 2
---------------------------------------------------
 2005     2004       2003        2002      2001(3)
------   ------     ------     -------     -------
$18.10   $16.79     $13.42     $ 17.18     $16.59
------   ------     ------     -------     ------
  0.20     0.19(4)    0.15(4)     0.11(4)    0.00(5)
  0.34     1.28       3.39       (3.76)      0.59(6)
------   ------     ------     -------     ------
  0.54     1.47       3.54       (3.65)      0.59
------   ------     ------     -------     ------
 (0.18)   (0.16)     (0.17)      (0.11)        --
    --       --         --          --         --
------   ------     ------     -------     ------
 (0.18)   (0.16)     (0.17)      (0.11)        --
------   ------     ------     -------     ------
$18.46   $18.10     $16.79     $ 13.42     $17.18
======   ======     ======     =======     ======
  2.97%    8.78%     26.49%     (21.33)%     3.56%
$3,427   $3,425     $2,712     $ 1,301     $  112
  1.02%    1.04%      1.08%       1.06%      1.03%(7)
  1.07%    1.08%      1.03%       0.76%      0.29%(7)
    24%      11%        16%         20%        25%
  1.02%    1.04%      1.08%       1.06%      1.03%(7)

                       CLASS 2
-----------------------------------------------------
  2005       2004       2003        2002      2001(3)
-------     ------     ------     -------     -------
$ 20.35     $18.08     $12.67     $ 16.70     $15.52
-------     ------     ------     -------     ------
   0.08(4)    0.11(4)    0.02(4)     0.02(4)    0.01(4)
   1.60       2.19       5.41       (3.77)      1.17
-------     ------     ------     -------     ------
   1.68       2.30       5.43       (3.75)      1.18
-------     ------     ------     -------     ------
  (0.11)     (0.03)     (0.02)      (0.08)        --
     --         --         --       (0.20)        --
-------     ------     ------     -------     ------
  (0.11)     (0.03)     (0.02)      (0.28)        --
-------     ------     ------     -------     ------
$ 21.92     $20.35     $18.08     $ 12.67     $16.70
=======     ======     ======     =======     ======
   8.30%     12.72%     42.93%     (22.67)%     7.60%
$10,823     $8,270     $5,202     $ 2,313     $   58
   0.93%      0.94%      0.96%       0.96%      0.95%(7)
   0.37%      0.62%      0.17%       0.17%      0.34%(7)
     18%        17%        16%         20%        19%
   0.93%      0.94%      0.96%       0.96%      0.95%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT MID CAP STOCK FUND                                                               CLASS 1
---------------------                                        -----------------------------------------------------
YEARS ENDED DECEMBER 31                                        2005        2004        2003       2002       2001
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................   $  16.44    $  14.63    $ 11.49    $ 13.14    $ 11.74
                                                             --------    --------    -------    -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) .......................       0.27(4)     0.08(4)    0.06(4)    0.04(4)    0.03(4)
      Net realized and unrealized gain/(loss) on
         investments .....................................       1.84        2.03       3.12      (1.36)      1.38
                                                             --------    --------    -------    -------    -------
      Total from investment operations ...................       2.11        2.11       3.18      (1.32)      1.41
                                                             --------    --------    -------    -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ...............      (0.08)      (0.05)     (0.04)     (0.03)     (0.01)
      Dividends from net realized capital gains ..........      (1.13)      (0.25)        --      (0.30)        --
                                                             --------    --------    -------    -------    -------
      Total distributions ................................      (1.21)      (0.30)     (0.04)     (0.33)     (0.01)
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........................   $  17.34    $  16.44    $ 14.63    $ 11.49    $ 13.14
                                                             ========    ========    =======    =======    =======
TOTAL RETURN(1) ..........................................      13.39%      14.59%     27.73%    (10.35)%    11.99%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ................   $103,543    $108,347    $84,408    $63,119    $71,988
      Ratio of operating expenses to average net assets ..       0.81%       0.81%      0.83%      0.84%      0.82%
      Ratio of net investment income/(loss) to average net
         assets ..........................................       1.62%       0.54%      0.47%      0.32%      0.21%
      Portfolio turnover rate ............................         27%         32%        37%        28%        30%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(2) ....................................       0.81%       0.81%      0.83%      0.84%      0.82%

VT GROWTH FUND                                                                        CLASS 1
--------------                                               ----------------------------------------------------------
YEARS ENDED DECEMBER 31                                        2005        2004        2003         2002          2001
                                                             --------    --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .....................   $  13.03    $  12.04    $   9.32     $  13.51     $  22.99
                                                             --------    --------    --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) .......................       0.02        0.07       (0.00)(5)    (0.01)(4)     0.02(4)
      Net realized and unrealized gain/(loss) on
         investments .....................................       0.94        0.92        2.72        (4.18)       (6.24)
                                                             --------    --------    --------     --------     --------
      Total from investment operations ...................       0.96        0.99        2.72        (4.19)       (6.22)
                                                             --------    --------    --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ...............      (0.07)         --          --           --        (0.37)
      Dividends from net realized capital gains ..........         --          --          --           --        (2.89)
                                                             --------    --------    --------     --------     --------
      Total distributions ................................      (0.07)         --          --           --        (3.26)
                                                             --------    --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD ...........................   $  13.92    $  13.03    $  12.04     $   9.32     $  13.51
                                                             ========    ========    ========     ========     ========
TOTAL RETURN(1) ..........................................       7.41%       8.22%      29.18%      (31.01)%     (29.05)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ................   $271,508    $245,637    $189,837     $135,422     $167,483
      Ratio of operating expenses to average net assets ..       0.87%       0.94%       0.98%        1.00%        0.94%
      Ratio of net investment income/(loss) to average net
         assets ..........................................       0.15%       0.58%      (0.04)%      (0.05)%       0.11%
      Portfolio turnover rate ............................         81%         66%         75%         171%          92%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(2) ....................................       0.87%       0.95%       0.98%        1.00%        0.94%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

(7)  The VT Growth Fund commenced selling Class 2 shares on November 6, 2001.

(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

                       See Notes to Financial Statements.

                     CLASS 2
------------------------------------------------
 2005      2004      2003       2002     2001(3)
------    ------    ------    -------    -------
$16.36    $14.58    $11.46    $ 13.13    $12.35
------    ------    ------    -------    -------
  0.22(4)   0.04(4)   0.03(4)    0.01(4)  (0.00)(4)(5)
  1.84      2.02      3.11      (1.36)     0.79
------    ------    ------    -------    -------
  2.06      2.06      3.14      (1.35)     0.79
------    ------    ------    -------    -------
 (0.05)    (0.03)    (0.02)     (0.02)    (0.01)
 (1.13)    (0.25)       --      (0.30)       --
------    ------    ------    -------    -------
 (1.18)    (0.28)    (0.02)     (0.32)    (0.01)
------    ------    ------    -------    -------
$17.24    $16.36    $14.58    $ 11.46    $13.13
======    ======    ======    =======    =======
 13.12%    14.28%    27.45%    (10.54)%    6.38%
$7,692    $6,080    $3,725    $ 1,962    $  668
  1.06%     1.06%     1.08%      1.09%     1.07%(6)
  1.37%     0.29%     0.22%      0.07%    (0.04)%(6)
    27%       32%       37%        28%       30%
  1.06%     1.06%     1.08%      1.09%     1.07%(6)

                    CLASS 2
----------------------------------------------
 2005     2004     2003      2002      2001(7)
------   ------   ------   -------     -------
$12.94   $11.98   $ 9.30   $ 13.51     $12.81
------   ------   ------   -------     ------
 (0.01)    0.04    (0.03)    (0.03)(4)  (0.00)(4)(5)
  0.94     0.92     2.71     (4.18)      0.70(8)
------   ------   ------   -------     ------
  0.93     0.96     2.68     (4.21)      0.70
------   ------   ------   -------     ------
 (0.04)      --       --        --         --
    --       --       --        --         --
------   ------   ------   -------     ------
 (0.04)      --       --        --         --
------   ------   ------   -------     ------
$13.83   $12.94   $11.98   $  9.30     $13.51
======   ======   ======   =======     ======
  7.17%    8.01%   28.82%   (31.16)%     5.46%
$1,271   $1,355   $1,274   $   622     $   31
  1.12%    1.19%    1.23%     1.25%      1.19%(6)
 (0.10)%   0.33%   (0.29)%   (0.30)%    (0.14)%(6)
    81%      66%      75%      171%        92%
  1.12%    1.20%    1.23%     1.25%      1.19%(6)

                     See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT SMALL CAP VALUE FUND                                                 CLASS 1
-----------------------                                           -------------------
YEARS ENDED DECEMBER 31                                             2005      2004(3)
                                                                  -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $ 12.27     $ 10.00
                                                                  -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.11(5)     0.06
      Net realized and unrealized gain on investments .........      0.50        2.21
                                                                  -------     -------
      Total from investment operations ........................      0.61        2.27
                                                                  -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................     (0.06)         --
      Dividends from net realized capital gains ...............     (0.39)         --
                                                                  -------     -------
      Total distributions .....................................     (0.45)         --
                                                                  -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $ 12.43     $ 12.27
                                                                  =======     =======
TOTAL RETURN(1) ...............................................      4.97%      22.70%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $38,346     $42,668
      Ratio of operating expenses to average net assets .......      0.97%       1.08%(6)
      Ratio of net investment income to average net assets ....      0.93%       0.83%(6)
      Portfolio turnover rate .................................        59%         50%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..      0.97%       1.08%(6)

VT SMALL CAP GROWTH FUND                                                                  CLASS 1
------------------------                                          ------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004      2003         2002       2001
                                                                  -------      -------   -------      -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  9.85      $  9.41   $  5.49      $ 11.37    $ 16.03
                                                                  -------      -------   -------      -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................     (0.06)       (0.05)    (0.02)(5)    (0.02)(5)  (0.06)(5)
      Net realized and unrealized gain/(loss) on investments ..     (0.11)        0.49      3.94        (5.27)     (1.69)
                                                                  -------      -------   -------      -------    -------
      Total from investment operations ........................     (0.17)        0.44      3.92        (5.29)     (1.75)
                                                                  -------      -------   -------      -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................        --           --        --           --         --
      Dividends from net realized capital gains ...............        --           --        --        (0.59)     (2.91)
                                                                  -------      -------   -------      -------    -------
      Total distributions .....................................        --           --        --        (0.59)     (2.91)
                                                                  -------      -------   -------      -------    -------
NET ASSET VALUE, END OF PERIOD ................................   $  9.68      $  9.85   $  9.41      $  5.49    $ 11.37
                                                                  =======      =======   =======      =======    =======
TOTAL RETURN(1) ...............................................     (1.73)%       4.68%    71.40%      (47.15)%   (12.73)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $42,679      $53,049   $70,806      $39,476    $73,367
      Ratio of operating expenses to average net assets .......      1.11%        0.98%     1.00%        1.00%      0.95%
      Ratio of net investment loss to average net assets ......     (0.61)%      (0.56)    (0.31)%      (0.31)%    (0.44)%
      Portfolio turnover rate .................................       172%(8)       41%       67%          29%        46%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..      1.11%        0.98%     1.00%        1.00%      0.95%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT Small Cap Value Fund commenced operations on May 3, 2004.

(4)  The VT Small Cap Value Fund commenced selling Class 2 shares on July 1,
     2005.

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7)  The VT Small Cap Growth Fund commenced selling Class 2 shares on May 1,
     2001.

(8) The VT Small Cap Growth Fund had unusually high portfolio turnover due to a change in sub-advisors.

                       See Notes to Financial Statements.

CLASS 2
-------
2005(4)
-------
$12.28
------
  0.08(5)
  0.05
------
  0.13
------
    --
    --
------
    --
------
$12.41
======
  1.14%
$   15
  1.22%(6)
  0.68%(6)
    59%
  1.22%(6)

                        CLASS 2
------------------------------------------------------
 2005        2004      2003         2002       2001(7)
------      ------    ------      -------      -------
$ 9.77      $ 9.35    $ 5.47      $ 11.36      $14.41
------      ------    ------      -------      ------
 (0.08)      (0.07)    (0.04)(5)    (0.03)(5)   (0.05)(5)
 (0.12)       0.49      3.92        (5.27)      (0.09)
------      ------    ------      -------      ------
 (0.20)       0.42      3.88        (5.30)      (0.14)
------      ------    ------      -------      ------
    --          --        --           --          --
    --          --        --        (0.59)      (2.91)
------      ------    ------      -------      ------
    --          --        --        (0.59)      (2.91)
------      ------    ------      -------      ------
$ 9.57      $ 9.77    $ 9.35      $  5.47      $11.36
======      ======    ======      =======      ======
 (2.05)%      4.49%    70.93%      (47.28)%     (3.00)%
$3,762      $3,626    $2,710      $ 1,068      $  440
  1.36%       1.23%     1.25%        1.25%       1.20%(6)
 (0.86)%     (0.81)%   (0.56)%      (0.56)%     (0.69)%(6)
   172%(8)      41%       67%          29%         46%
  1.36%       1.23%     1.25%        1.25%       1.20%(6)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT INTERNATIONAL GROWTH FUND                                                               CLASS 1
----------------------------                                      --------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004        2003        2002        2001
                                                                  --------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  12.77     $ 11.38     $  8.51     $ 10.21     $ 13.65
                                                                  --------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.17(4)     0.12(4)     0.09(4)     0.04(4)     0.04
      Net realized and unrealized gain/(loss) on investments ..       2.07        1.41        2.91       (1.63)      (2.39)
                                                                  --------     -------     -------     -------     -------
      Total from investment operations ........................       2.24        1.53        3.00       (1.59)      (2.35)
                                                                  --------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
      Dividends from net investment income ....................      (0.21)      (0.14)      (0.13)      (0.11)      (0.09)
      Dividends from net realized capital gains ...............         --          --          --          --       (1.00)
                                                                  --------     -------     -------     -------     -------
      Total distributions .....................................      (0.21)      (0.14)      (0.13)      (0.11)      (1.09)
                                                                  --------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  14.80     $ 12.77     $ 11.38     $  8.51     $ 10.21
                                                                  ========     =======     =======     =======     =======
TOTAL RETURN(1) ...............................................      17.87%      13.60%      35.51%     (15.71)%    (17.78)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $109,029     $91,875     $74,138     $50,625     $49,178
      Ratio of operating expenses to average net assets .......       1.11%       1.16%       1.21%       1.26%       1.19%
      Ratio of net investment income to average net assets ....       1.27%       0.99%       0.94%       0.49%       0.33%
      Portfolio turnover rate .................................         32%         23%         22%         30%         34%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..       1.11%       1.16%       1.21%       1.26%       1.19%

VT SHORT TERM INCOME FUND                                                                 CLASS 1
-------------------------                                         -------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005        2004        2003        2002        2001
                                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  2.58     $  2.63     $  2.65     $  2.60     $  2.44
                                                                  -------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.10(4)     0.10(4)     0.11(4)     0.14(4)     0.15(4)
      Net realized and unrealized gain/(loss) on investments ..     (0.06)      (0.05)       0.04        0.02        0.05
                                                                  -------     -------     -------     -------     -------
      Total from investment operations ........................      0.04        0.05        0.15        0.16        0.20
                                                                  -------     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................     (0.10)      (0.10)      (0.17)      (0.11)      (0.04)
      Dividends from net realized capital gains ...............        --          --          --          --          --
                                                                  -------     -------     -------     -------     -------
      Total distributions .....................................     (0.10)      (0.10)      (0.17)      (0.11)      (0.04)
                                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  2.52     $  2.58     $  2.63     $  2.65     $  2.60
                                                                  =======     =======     =======     =======     =======
TOTAL RETURN(1) ...............................................      1.64%       2.07%       5.52%       6.26%       8.15%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $47,221     $48,574     $46,628     $41,592     $50,343
      Ratio of operating expenses to average net assets .......      0.60%       0.61%       0.63%       0.62%       0.60%
      Ratio of net investment income to average net assets ....      4.01%       3.74%       4.31%       5.42%       5.77%
      Portfolio turnover rate .................................        22%         17%         38%         41%         44%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..      0.60%       0.61%       0.63%       0.62%       0.60%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Fund commenced selling Class 2 shares on November 6, 2001.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

                       See Notes to Financial Statements.

                       CLASS 2
-----------------------------------------------------
 2005       2004       2003        2002       2001(3)
------     ------     ------     --------     -------
$12.71     $11.34     $ 8.49     $  10.21      $ 9.78
------     ------     ------     --------      ------
  0.13(4)    0.09(4)    0.06(4)      0.02(4)     0.00(5)
  2.07       1.41       2.90        (1.63)       0.43(6)
------     ------     ------     --------      ------
  2.20       1.50       2.96        (1.61)       0.43
------     ------     ------     --------      ------
 (0.20)     (0.13)     (0.11)       (0.11)         --
    --         --         --           --          --
------     ------     ------     --------      ------
 (0.20)     (0.13)     (0.11)       (0.11)         --
------     ------     ------     --------      ------
$14.71     $12.71     $11.34     $   8.49      $10.21
======     ======     ======     ========      ======

 17.59%     13.33%     35.10%      (15.91)%      4.40%

$1,088     $  310     $  182     $     93      $    0
  1.36%      1.41%      1.46%        1.51%       1.40%(7)
  1.02%      0.74%      0.69%        0.24%       0.12%(7)
    32%        23%        22%          30%         34%
 1.36%       1.41%      1.46%        1.51%       1.40%(7)

                       CLASS 2
-----------------------------------------------------
 2005       2004       2003        2002       2001(3)
------     ------     ------     --------     -------
$ 2.56     $ 2.62     $ 2.64      $ 2.60       $ 2.60
------     ------     ------      ------       ------
  0.09(4)    0.09(4)    0.10(4)     0.13(4)      0.02(4)
 (0.05)     (0.05)      0.04        0.02        (0.02)(6)
------     ------     ------      ------       ------
  0.04       0.04       0.14        0.15         0.00(5)
------     ------     ------      ------       ------
 (0.09)     (0.10)     (0.16)      (0.11)          --
    --         --         --          --           --
------     ------     ------      ------       ------
 (0.09)     (0.10)     (0.16)      (0.11)          --
------     ------     ------      ------       ------
$ 2.51     $ 2.56     $ 2.62      $ 2.64       $ 2.60
======     ======     ======      ======       ======
  1.76%      1.60%      5.46%       5.86%        0.00%
$5,156     $7,096     $6,157      $1,188       $   20
  0.85%      0.86%      0.88%       0.87%        0.85%(7)
  3.76%      3.49%      4.06%       5.17%        5.52%(7)
    22%        17%        38%         41%          44%
 0.85%       0.86%      0.88%      0.87%         0.85%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT U.S. GOVERNMENT SECURITIES FUND                                                            CLASS 1
----------------------------------                                 ------------------------------------------------------------
YEARS ENDED DECEMBER 31                                              2005         2004         2003         2002         2001
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $  10.71     $  10.75     $  11.05     $  10.55     $   9.93
                                                                   --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................       0.46(4)      0.45(4)      0.46(4)      0.59(4)      0.61(4)
      Net realized and unrealized gain/(loss) on
         investments ...........................................      (0.22)       (0.06)       (0.23)        0.33         0.16
                                                                   --------     --------     --------     --------     --------
      Total from investment operations .........................       0.24         0.39         0.23         0.92         0.77
                                                                   --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................      (0.48)       (0.43)       (0.53)       (0.42)       (0.15)
      Dividends from net realized capital gains ................         --           --           --           --           --
                                                                   --------     --------     --------     --------     --------
      Total distributions ......................................      (0.48)       (0.43)       (0.53)       (0.42)       (0.15)
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD .................................   $  10.47     $  10.71     $  10.75     $  11.05     $  10.55
                                                                   ========     ========     ========     ========     ========
TOTAL RETURN(1) ................................................       2.27%        3.78%        2.14%        8.87%        7.79%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $266,902     $263,816     $204,193     $173,770     $136,904
      Ratio of operating expenses to average net assets ........       0.54%        0.54%        0.56%        0.56%        0.56%
      Ratio of net investment income to average net assets .....       4.39%        4.21%        4.26%        5.45%        5.89%
      Portfolio turnover  rate .................................         33%          28%          46%          41%          31%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ...       0.54%        0.54%        0.56%        0.56%        0.56%

VT INCOME FUND                                                                                CLASS 1
--------------                                                     ------------------------------------------------------------
YEARS ENDED DECEMBER 31                                              2005         2004         2003         2002         2001
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $  11.08     $  11.18     $  10.79     $  10.31     $   9.70
                                                                   --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................       0.60(4)      0.61(4)      0.63(4)      0.69(4)      0.67(4)
      Net realized and unrealized gain/(loss) on
         investments ...........................................      (0.34)       (0.03)        0.42         0.27         0.11
                                                                   --------     --------     --------     --------     --------
      Total from investment operations .........................       0.26         0.58         1.05         0.96         0.78
                                                                   --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................      (0.65)       (0.68)       (0.66)       (0.48)       (0.17)
      Dividends from net realized capital gains ................         --           --           --           --           --
                                                                   --------     --------     --------     --------     --------
      Total distributions ......................................      (0.65)       (0.68)       (0.66)       (0.48)       (0.17)
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD .................................   $  10.69     $  11.08     $  11.18     $  10.79     $  10.31
                                                                   ========     ========     ========     ========     ========
TOTAL RETURN(1) ................................................       2.40%        5.56%        9.78%        9.61%        8.08%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $185,140     $185,570     $193,953     $179,844     $154,826
      Ratio of operating expenses to average net assets ........       0.54%        0.55%        0.56%        0.56%        0.55%
      Ratio of net investment income to average net assets .....       5.50%        5.53%        5.74%        6.64%        6.69%
      Portfolio turnover rate ..................................         13%          20%          24%          21%          33%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian (2) ..       0.54%        0.55%        0.56%        0.56%        0.55%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Fund commenced selling Class 2 shares on November 6, 2001.

(4)  Per share numbers have been calculated using the average shares method.

(5) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(6)  Annualized.

                       See Notes to Financial Statements.

                        CLASS 2
-------------------------------------------------------
  2005        2004        2003        2002      2001(3)
-------     -------     -------     -------     -------
$ 10.66     $ 10.70     $ 11.02     $ 10.55     $10.70
-------     -------     -------     -------     ------

   0.43(4)     0.42(4)     0.44(4)     0.56(4)    0.09(4)

  (0.22)      (0.06)      (0.23)       0.33      (0.24)(5)
-------     -------     -------     -------     ------
   0.21        0.36        0.21        0.89      (0.15)
-------     -------     -------     -------     ------

  (0.44)      (0.40)      (0.53)      (0.42)        --
     --          --          --          --         --
-------     -------     -------     -------     ------
  (0.44)      (0.40)      (0.53)      (0.42)        --
-------     -------     -------     -------     ------
$ 10.43     $ 10.66     $ 10.70     $ 11.02     $10.55
=======     =======     =======     =======     ======
   2.02%       3.59%       1.87%       8.57%     (1.40)%

$ 8,742     $12,757     $16,323     $12,264     $  753
   0.79%       0.79%       0.81%       0.81%      0.81%(6)
   4.14%       3.96%       4.01%       5.20%      5.64%(6)
     33%         28%         46%         41%        31%


   0.79%       0.79%       0.81%       0.81%      0.81%(6)

                        CLASS 2
------------------------------------------------------
  2005        2004        2003        2002     2001(3)
-------     -------     -------     -------    -------
$ 11.01     $ 11.12     $ 10.77     $10.31     $10.45
-------     -------     -------     ------     ------

   0.57(4)     0.58(4)     0.60(4)    0.65(4)    0.10(4)

  (0.34)      (0.03)       0.41       0.29      (0.24)(5)
-------     -------     -------     ------     ------
   0.23        0.55        1.01       0.94      (0.14)
-------     -------     -------     ------     ------

  (0.62)      (0.66)      (0.66)     (0.48)        --
     --          --          --         --         --
-------     -------     -------     ------     ------
  (0.62)      (0.66)      (0.66)     (0.48)        --
-------     -------     -------     ------     ------
$ 10.62     $ 11.01     $ 11.12     $10.77     $10.31
=======     =======     =======     ======     ======
   2.06%       5.31%       9.47%      9.40%     (1.34)%

$20,374     $23,358     $21,188     $8,186     $  362
   0.79%       0.80%       0.81%      0.81%      0.80%(6)
   5.25%       5.28%       5.49%      6.39%      6.44%(6)
     13%         20%         24%        21%        33%


   0.79%       0.80%       0.81%      0.81%      0.80%(6)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

VT MONEY MARKET FUND                                                                   CLASS 1
--------------------                                              -------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005      2004      2003       2002       2001
                                                                  -------   -------   -------   ---------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                                                  -------   -------   -------   -------     -------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................     0.026     0.008     0.006     0.014(4)    0.036
      Net realized and unrealized loss on investments .........        --        --        --        --      (0.000)(5)

                                                                  -------   -------   -------   -------     -------
      Total from investment operations ........................     0.026     0.008     0.006     0.014       0.036
                                                                  -------   -------   -------   -------     -------

   LESS DISTRIBUTIONS:
      Dividends from net investment income ....................    (0.026)   (0.008)   (0.006)   (0.014)     (0.036)
      Dividends from net realized capital gains ...............        --        --        --        --          --
                                                                  -------   -------   -------   -------     -------
      Total distributions .....................................    (0.026)   (0.008)   (0.006)   (0.014)     (0.036)
                                                                  -------   -------   -------   -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                                                  =======   =======   =======   =======     =======

TOTAL RETURN(1) ...............................................      2.59%     0.85%     0.65%     1.39%       3.68%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $13,132   $14,660   $20,198   $33,766     $28,563

      Ratio of operating expenses to average net assets .......      0.70%     0.63%     0.60%     0.57%       0.62%

      Ratio of net investment income to average net assets ....      2.53%     0.84%     0.67%     1.32%       3.41%

      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ..      0.70%     0.63%     0.60%     0.57%       0.62%

----------
(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Fund commenced selling Class 2 shares on November 6, 2001.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.001 per share.

(6)  Annualized.

                       See Notes to Financial Statements.

                       CLASS 2
----------------------------------------------------
  2005      2004      2003       2002       2001(3)
-------   -------   -------   ---------   ----------
$  1.00   $  1.00   $  1.00   $  1.00     $  1.00
-------   -------   -------   -------     -------
  0.023     0.006     0.004     0.011(4)    0.002
     --        --        --        --      (0.000)(5)
-------   -------   -------   -------     -------
  0.023     0.006     0.004     0.011       0.002
-------   -------   -------   -------     -------
 (0.023)   (0.006)   (0.004)   (0.011)     (0.002)
     --        --        --        --          --
-------   -------   -------   -------     -------
 (0.023)   (0.006)   (0.004)   (0.011)     (0.002)
-------   -------   -------   -------     -------
$  1.00   $  1.00   $  1.00   $  1.00     $  1.00
=======   =======   =======   =======     =======
   2.33%     0.59%     0.40%     1.13%       0.22%
$ 3,315   $ 5,404   $ 3,068   $ 4,679     $   189
   0.95%     0.88%     0.85%     0.82%       0.87%(6)
   2.28%     0.59%     0.42%     1.07%       3.16%(6)
   0.95%     0.88%     0.85%     0.82%       0.87%(6)

                       See Notes to Financial Statements.

Notes to Financial Statements

WM VARIABLE TRUST

1. ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds (each a "Fund" and collectively, the "Funds") and 5 portfolios ("Portfolios"). The VT REIT, VT Equity Income, VT Growth & Income, VT West Coast Equity, VT Mid Cap Stock, VT Growth, VT Small Cap Value, VT Small Cap Growth, VT International Growth, VT Short Term Income, VT U.S. Government Securities, VT Income and VT Money Market Funds are included in this report.

WM Advisors, Inc. (the "Advisor") serves as investment advisor to the Trust. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund offers two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans. The VT Small Cap Value Fund commenced offering Class 2 shares on July 1, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System, which are valued at the NASDAQ official closing price) are valued at the last reported sales price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the NASDAQ National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Funds'Board of Trustees which may rely on the assistance of one or more pricing services.

The investments of the Money Market Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value and does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain other assets may be valued by the Advisor under the supervision of the Fund's Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying

WM VARIABLE TRUST

securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trust, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds'foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities".

WM VARIABLE TRUST

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule
144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, the investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a "when-issued" or "delayed-delivery" basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Securities which are in default do not accrue interest income. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Distributions received from capital gains are presented as an adjustment to dividend income and recorded as capital gain distributions received. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Fund are declared and paid annually, with the exception of the VT Money Market Fund from which dividends from net investment income are declared daily and paid monthly.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, redesignated distributions and differing characterization of distributions made by each Fund. At December 31, 2005, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                            INCREASE/       INCREASE/
                                                           (DECREASE)      (DECREASE)
                                                          UNDISTRIBUTED    ACCUMULATED
                                           DECREASE      NET INVESTMENT   NET REALIZED
                                       PAID-IN CAPITAL    INCOME/(LOSS)    GAIN/(LOSS)
NAME OF FUND                                (000S)           (000S)          (000S)
------------                           ---------------   --------------   ------------
VT Equity Income Fund...............         $  --           $    5         $    (5)
VT Growth Fund......................            --              (28)             28
VT Small Cap Value Fund.............            --               (5)              5
VT Small Cap Growth Fund ...........          (294)             294              --
VT International Growth Fund........            --              402            (402)
VT Short Term Income Fund...........            (9)              49             (40)
VT U.S. Government Securities Fund..          (161)           1,224          (1,063)
VT Income Fund......................            --              405            (405)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

WM VARIABLE TRUST

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds and Portfolios of the Trust based upon the relative average net assets of each Fund and Portfolio. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                     FROM $0  FROM $50  FROM $100  FROM $125  FROM $200  FROM $250  FROM $400   FROM $500  FROM $1  FROM $2
                      TO $50   TO $100   TO $125    TO $200    TO $250    TO $400    TO $500   MILLION TO   TO $2    TO $3   OVER $3
NAME OF FUND         MILLION   MILLION   MILLION    MILLION    MILLION    MILLION    MILLION   $1 BILLION  BILLION  BILLION  BILLION
------------         -------  --------  ---------  ---------  ---------  ---------  ---------  ----------  -------  -------  -------
VT REIT Fund ......   0.800%   0.800%     0.800%     0.800%     0.800%     0.800%     0.800%     0.750%     0.750%   0.700%   0.650%
VT Equity Income
   Fund ...........   0.625%   0.625%     0.625%     0.625%     0.625%     0.625%     0.625%     0.500%     0.500%   0.500%   0.500%
VT Growth &
   Income Fund ....   0.750%   0.750%     0.750%     0.750%     0.700%     0.700%     0.650%     0.575%     0.575%   0.575%   0.575%
VT West Coast
   Equity Fund ....   0.625%   0.625%     0.625%     0.625%     0.625%     0.625%     0.625%     0.500%     0.500%   0.500%   0.500%
VT Mid Cap Stock
   Fund ...........   0.750%   0.750%     0.750%     0.750%     0.750%     0.750%     0.750%     0.750%     0.700%   0.650%   0.600%
VT Growth Fund ....   0.800%   0.800%     0.800%     0.800%     0.800%     0.800%     0.800%     0.750%     0.750%   0.700%   0.650%
VT Small Cap
   Value Fund .....   0.850%   0.850%     0.850%     0.850%     0.850%     0.850%     0.850%     0.750%     0.750%   0.750%   0.700%
VT Small Cap
   Growth Fund ....   0.850%   0.850%     0.850%     0.850%     0.850%     0.850%     0.850%     0.750%     0.750%   0.750%   0.700%
VT International
   Growth Fund ....   0.950%   0.850%     0.850%     0.750%     0.750%     0.750%     0.750%     0.750%     0.750%   0.750%   0.700%
VT Short Term
   Income Fund ....   0.500%   0.500%     0.500%     0.500%     0.450%     0.450%     0.450%     0.400%     0.400%   0.400%   0.400%
VT U.S.
   Government
   Securities
   Fund ...........   0.500%   0.500%     0.500%     0.500%     0.500%     0.500%     0.500%     0.500%     0.500%   0.450%   0.450%
VT Income Fund ....   0.500%   0.500%     0.500%     0.500%     0.500%     0.500%     0.500%     0.500%     0.500%   0.450%   0.450%
VT Money Market
   Fund ...........   0.450%   0.450%     0.450%     0.450%     0.450%     0.450%     0.450%     0.450%     0.400%   0.400%   0.400%

During the period, the VT Small Cap Growth Fund received payments from the Advisor totaling $188,888 in connection with a trading error. This error occurred during the transition to new sub-advisors in April 2005.

Effective January 1, 2006, the Advisor will change its monthly fee based upon average daily net assets for the VT Growth Fund to 0.750% of the first $500 million of average daily net assets, 0.700% of the next $1.5 billion of average daily net assets, 0.650% of the next $1 billion of average daily net assets and 0.600% of average daily net assets over $3 billion.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2005 are shown separately in the "Statements of Operations".

WM VARIABLE TRUST

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Funds (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

6.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2005, are as follows:

                                          PURCHASES     SALES
NAME OF FUND                                (000S)     (000S)
------------                              ---------   --------
VT REIT Fund .........................     $ 13,032   $ 17,093
VT Equity Income Fund ................      147,899    105,018
VT Growth & Income Fund ..............       63,850     72,743
VT West Coast Equity Fund ............       23,371     21,862
VT Mid Cap Stock Fund ................       29,895     43,712
VT Growth Fund .......................      199,608    191,302
VT Small Cap Value Fund ..............       26,103     29,469
VT Small Cap Growth Fund .............       79,393     88,702
VT International Growth Fund .........       33,196     30,166
VT Short Term Income Fund ............        7,882      9,520
VT U.S. Government Securities Fund ...       22,624     15,571
VT Income Fund .......................       12,196     10,740

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2005, are as follows:

                                         PURCHASES     SALES
NAME OF FUND                               (000S)     (000S)
------------                             ---------   --------
VT Equity Income Fund ................    $    --     $    27
VT Short Term Income Fund. ...........      5,413       1,435
VT U.S. Government Securities Fund ...     70,245      73,569
VT Income Fund .......................     18,730      14,272

7.   LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2005, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II which is a common collective trust that invests in high grade short term investments.

WM VARIABLE TRUST

8.   PORTFOLIO OWNERSHIP AND OTHER FACTORS

At December 31, 2005, the WM Variable Trust Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                        PORTFOLIOS
                                   ------------------------------------------------------------------------------------
                                   VT FLEXIBLE   VT CONSERVATIVE                 VT CONSERVATIVE   VT STRATEGIC
                                      INCOME         BALANCED      VT BALANCED        GROWTH          GROWTH
NAME OF FUND                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO    TOTAL
------------                       -----------   ---------------   -----------   ---------------   ------------   -----
VT REIT Fund ...................       4.7%            2.9%           42.8%            30.8%           14.6%      95.8%
VT Equity Income Fund ..........       3.4%            2.3%           27.2%            20.9%           10.4%      64.2%
VT Growth & Income Fund ........       5.3%            2.5%           33.8%            25.8%           13.8%      81.2%
VTWest Coast Equity Fund .......       1.9%            1.9%           26.9%            21.0%           11.7%      63.4%
VT Mid Cap Stock Fund ..........       5.9%            2.3%           33.9%            24.8%           14.9%      81.8%
VT Growth Fund .................       5.3%            2.5%           35.8%            26.3%           14.3%      84.2%
VT Small Cap Value Fund ........       6.8%            2.8%           41.2%            32.5%           16.5%      99.8%
VT Small Cap Growth Fund .......       4.9%            1.7%           26.5%            22.0%           12.1%      67.2%
VT International Growth Fund ...        --             3.1%           38.1%            31.7%           17.2%      90.1%
VT Short Term Income Fund ......      50.2%            7.9%           13.3%              --              --       71.4%
VT U.S. Government Securities
   Fund ........................      25.7%            7.2%           41.5%           10.8%              --       85.2%
VT Income Fund .................      26.8%            6.4%           34.7%            7.6%              --       75.5%

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and since the Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any Underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities of the Portfolios and Funds. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

9.   CAPITAL LOSS CARRYFORWARDS

At December 31, 2005, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                             (IN THOUSANDS)
                                         -------------------------------------------------------------------------------------
                                         EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF FUND                              IN 2006    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011    IN 2012    IN 2013
------------                             --------   --------   --------   --------   --------   --------   --------   --------
VT Growth & Income Fund ..............      $--       $ --        $--      $ 4,166    $ 8,844    $ 9,117    $   --     $   --
VT Growth Fund. ......................       --         --         --       47,296     37,621      5,944        --         --
VT Small Cap Growth Fund .............       --         --         --           --      1,961     13,089        --      7,506
VT International Growth Fund .........       --         --         --           --      5,083      4,184        --         --
VT Short Term Income Fund ............       52        115         76           35         --        112        85         --
VT U.S. Government Securities Fund ...       --         --         17           --         --      1,673     1,119        782

10.  POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the following Funds have elected to defer capital losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                         CAPITAL LOSSES   CURRENCY LOSSES
NAME OF FUND                                 (000S)            (000S)
------------                             --------------   ---------------
VT Growth Fund .......................        $ --              $ 9
VT International Growth Fund .........          --               37
VT Short Term Income Fund ............          28               --
VT U.S. Government Securities Fund ...         318               --
VT Income Fund .......................           8               --

Such losses will be treated as arising on the first day of the year ended December 31, 2006.

WM VARIABLE TRUST

11.  COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2005, the components of distributable earnings on a tax basis are as follows:

                                                                              (IN THOUSANDS)
                                                 ------------------------------------------------------------------------
                                                              VT        VT          VT         VT                   VT
                                                    VT      Equity   Growth &   West Coast   Mid Cap      VT     Small Cap
                                                   REIT     Income    Income      Equity      Stock     Growth     Value
                                                   Fund      Fund      Fund        Fund        Fund      Fund      Fund
                                                 -------   -------   --------   ----------   -------   -------    -------
Gross tax unrealized appreciation ............   $17,032   $51,446   $62,973     $42,788     $29,385   $35,526    $ 7,477
Gross tax unrealized depreciation ............      (619)   (1,466)   (7,456)     (6,519)       (451)   (2,711)    (2,858)
                                                 -------   -------   -------     -------     -------   -------    -------
Net unrealized appreciation ..................   $16,413   $49,980   $55,517     $36,269     $28,934   $32,815    $ 4,619
                                                 =======   =======   =======     =======     =======   =======    =======
Undistributed ordinary income ................   $ 2,138   $ 6,057   $ 3,645     $   847     $ 2,625   $   342    $ 1,459
Undistributed long-term gains ................   $ 3,769   $16,056   $    --     $ 3,012     $10,609   $    --    $ 2,412

                                                     VT            VT            VT         VT U.S.                VT
                                                 Small Cap   International   Short Term   Government      VT      Money
                                                   Growth       Growth         Income     Securities    Income   Market
                                                    Fund         Fund           Fund         Fund        Fund     Fund
                                                 ---------   -------------   ----------   ----------   -------   ------
Gross tax unrealized appreciation ............    $ 7,508       $31,547        $  252      $ 1,312     $ 8,957     $--
Gross tax unrealized depreciation ............     (1,339)         (734)         (697)      (5,449)     (4,237)     --
                                                  -------       -------        ------      -------     -------     ---
Net unrealized appreciation/ (depreciation) ..    $ 6,169       $30,813*       $ (445)     $(4,137)    $ 4,720     $--
                                                  =======       =======        ======      =======     =======     ===
Undistributed ordinary income ................    $    --       $ 2,054        $2,196      $13,350     $11,752     $--
Undistributed long-term gains ................    $    --       $    --        $   --      $    --     $   111     $--

* The net appreciation including foreign currency for the VT International Growth Fund in $30,811.

12.  INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The VT REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The VT REIT Fund could be adversely impacted by economic trends within this industry.

The VT West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

The WM High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WMVARIABLE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust REIT Fund, WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Income Fund, WM Variable Trust Money Market Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Value Fund, WM Variable Trust Small Cap Growth Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund and WM Variable Trust West Coast Equity Fund (all funds of WM Variable Trust) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds'management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds'internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 17, 2006

Supplemental Information (unaudited)

WM VARIABLE TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Each year, the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), is required to determine whether to continue the Trust's advisory agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust's advisory agreements. In August 2005, the Board and the Independent Trustees approved a new Sub-Advisory Agreement with Salomon Brothers Asset Management, Inc. ("Salomon") in connection with its sale to Legg Mason, Inc. (the "Salomon Agreement"), and in November 2005, the Board and the Independent Trustees approved the amendment of the Trust's Investment Sub-Advisory Agreement with Capital Guardian Trust Company ("Capital Guardian") (together with the Salomon Agreement, the "Agreements"), in each case following the recommendation of the Investment Committee (the "Committee"), a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Trusts and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend approval of the Agreements, and the Board and the Independent Trustees, in approving such Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Fund's investment results; portfolio construction; portfolio composition; portfolio trading practices; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, the Funds'investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider ("Lipper"). The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Funds. The Board also requested and reviewed information relating to other services provided to the Fund by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Funds. The Board, the Independent Trustees and the Committee also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the approval of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor, its affiliates and the sub-advisors. For each Fund, the Advisor or the relevant sub-advisor, as applicable, formulates the Fund's investment policies (subject to the terms of the prospectus), analyzes economic trends and capital market developments, evaluates the risk/return characteristics of the Fund, constructs the Fund's portfolio, monitors the Fund's investment performance, and reports to the Board, the Independent Trustees and the Committee. Capital Guardian provides sub-advisory services to the VT International Growth Fund. Salomon provides sub-advisory services to the VT Growth Fund. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor and the sub-advisors in managing the Funds. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor and the sub-advisors as well as other sources available to the Advisor and the sub-advisors, including research services available to the Advisor and the sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients

WM VARIABLE TRUST

of the Advisor and the sub-advisors. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and the sub-advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreement with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the sub-advisors and the quality of their resources that are available to the Funds. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor, its affiliates and the sub-advisors, and the size and functions of their staffs as well as the reputation of the Advisor and the sub-advisors. The Board, the Independent Trustees and the Committee considered the complexity of managing the Funds relative to other types of funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor and the sub-advisors have benefited and should continue to benefit the Funds and its shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor and the sub-advisors were well-suited to the Funds, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Funds by the Advisor, its affiliates and the sub-advisors were consistent with the Funds'operational requirements, including, in addition to its investment objectives, compliance with the Funds'investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor, its affiliates and the sub-advisors were sufficient, in light of the resources dedicated by the Advisor and the sub-advisors and their integrity, personnel, systems and financial resources, to merit approval of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor and the sub-advisors, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Funds' portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Funds'historical performance to relevant market indices for the 1-, 3- and 5-year periods ended June 30, 2005, with respect to Salomon, and September 30, 2005, with respect to Capital Guardian, and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5-, 10-year and since inception periods, derived from data compiled by Lipper. The Board, the Independent Trustees and the Committee concluded that the Advisor's and the sub-advisors'performance record and investment processes used in managing the Funds were sufficient to merit approval of the Agreements.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, transfer agent, and service and distribution fees paid to the Advisor, its affiliates and the sub-advisors, and the total expenses borne by the Funds. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Funds to WM Shareholder Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, as well as the distribution (12b-1) fees paid to the Distributor. They considered the Funds'management fees relative to their respective peer group as determined by Lipper. The Board, the Independent Trustees and the Investment Committee considered the fees paid to the Advisor by other clients, and the services provided to such clients relative to the fees paid by, and services provided to, the Funds. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of the Advisor's relationship with the Funds. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide

WM VARIABLE TRUST

services to the Funds (and in connection therewith reviewed and considered changes in the structure of compensation of the investment professionals of the Advisor including a change in the performance-based component of the compensation and the introduction of options and restricted stock rather than vesting periods for cash bonuses) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Funds and its shareholders. The Board, the Independent Trustees and the Committee considered the impact of previously-negotiated fee reductions on the profitability of the Advisor and the year-to-year trends in pre-distribution margins for the Advisor over a four-year period in which complex-wide assets more than doubled. The Board, the Independent Trustees and the Committee considered various breakpoint schedules and reviewed a graph showing the effective fees for the Advisor at different asset levels. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationships with the Funds, including compensation paid to the Advisor and its affiliates, including transfer agency fees to the Transfer Agent and 12b-1 fees to the Distributor as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits. The Trustees considered the fact that the structure of breakpoints for the Advisor's fees and the fees of the sub-advisors for Funds with multiple sub-advisors was such that, assuming relatively equal allocation of Fund assets among all sub-advisors, the Advisor's fee would be reduced by breakpoints at lower asset levels than those at which the Advisor might benefit from breakpoints in the fees of the sub-advisors. The Trustees did not evaluate the profitability to the sub-advisors of their relationships with the Fund because they concluded that negotiations between the Advisor and the sub-advisors had been entirely at arm's-length.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Funds and the current level of Funds assets in relation to the breakpoints in the Funds'advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which any economies of scale might be realized (if at all) by the Advisor across a variety of products and services, and not only in respect of a single Fund. The Board, the Independent Trustees and the Committee considered the savings for the Funds that had been achieved due to breakpoints previously implemented as a result of negotiations between the Advisor and the Board.

The Board, the Independent Trustees and the Committee concluded that the Funds' cost structure was reasonable given the scope and quality of the services provided to the Funds and that the Advisor was sharing any economies of scale with the Funds and its shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients and the fact that such clients of the Advisor were then limited to those affiliated with AIG Asset Management and Transamerica Life Insurance Company (representing approximately $5.5 billion and $2.5 million in assets under management as of December 31, 2005, respectively). The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters. The Board, the Independent Trustees and the Committee also received and considered information concerning procedures of the Advisor with respect to the execution of portfolio transactions. In reviewing the Salomon Agreement, the Trustees considered, among other things, representations by Salomon that, subsequent to its acquisition by Legg Mason, Inc. there is not expected to be any reduction in the nature, quality and extent of services provided to the VT Growth Fund by Salomon; the fact that the substantive terms of the Salomon Agreement, including the sub-advisory fees paid to Salomon, were not changing as a result of the acquisition; and representations by Salomon that no changes were expected in either the composition of the Salomon investment professionals who would be providing services to the VT Growth Fund or the amount of time and attention that would be devoted by such investment professionals to the VT Growth Fund.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements, including the fees payable to the Advisor and the sub-advisors, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that approval of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the Agreements.

WM VARIABLE TRUST

OTHER FUND INFORMATION

SPECIAL MEETING OF SHAREHOLDERS:

A special meeting of shareholders of the VT Growth Fund of the WM Variable Trust was convened on October 27, 2005, at which shareholders approved the following:

A sub-advisory agreement for the Fund among the Fund, the Advisor and Salomon Brothers Asset Management, Inc.

                               AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                             --------------   -------------   -------------   --------------
Voted Shares .............   15,503,479.316   1,115,967.511   1,118,972.126   17,738,418.953
% of Outstanding Shares ..           86.953%          6.259%          6.277%          99.489%
% of Shares Voted ........           87.401%          6.291%          6.308%          100.00%

To approve a policy allowing the Board of Trustees and the Advisor to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval.

                               AFFIRMATIVE       AGAINST        ABSTAIN          TOTAL
                             --------------   -------------   -----------   --------------
Voted Shares .............   14,607,776.888   2,138,246.275   992,395.790   17,738,418.953
% of Outstanding Shares ..           81.930%         11.993%        5.566%          99.489%
% of Shares Voted ........           82.351%         12.054%        5.595%         100.000%

TAX INFORMATION:

The following tax information for the fiscal year ended December 31, 2005 is provided pursuant to the provisions of the Code.

The amounts of long term capital gains designated are as follows (in thousands):

NAME OF FUND
------------
VT REIT Fund. ..............   $ 5,600
VT Equity Income Fund ......    16,600
VT West Coast Equity Fund ..     3,200
VT Mid Cap Stock Fund ......    10,775
VT Small Cap Value Fund ....     2,520
VT Income Fund .............       112

Of each distribution made by the following Funds, these are the amounts which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
VT REIT Fund ...............    24.55%
VT Equity Income Fund ......   100.00%
VT Growth & Income Fund ....   100.00%
VT West Coast Equity Fund ..   100.00%
VT Mid Cap Stock Fund ......   100.00%
VT Growth Fund .............   100.00%
VT Small Cap Value Fund ....    22.32%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the VT International Growth Fund from sources within foreign countries and possessions of the United States was $0.3170 per share (representing a total of $2,358,025). The total amount of taxes paid to such countries was $0.0283 per share (representing a total of $210,865).

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

WM VARIABLE TRUST

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve- month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)     LENGTH OF                  PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)  TIME SERVED(2)             DURING PAST 5 YEARS                HELD BY TRUSTEE
----------------------------  -------------------------  --------------------------------   --------------------------------------
Wayne L. Attwood, M.D.        Composite Funds-11 years   Retired doctor of internal         None.
Age 76                        WM Group of Funds-7 years  medicine and gastroenterology.
                              (Retired February 2005)

Kristianne Blake              Composite Funds-3 years    CPAspecializing in personal        Avista Corporation; Frank Russell
Age 51                        WM Group of Funds-7 years  financial and tax planning.        Investment Company; Russell Investment
                                                                                            Funds.

Edmond R. Davis, Esq.         Sierra Funds-8 years       Partner at the law firm of Davis   Braille Institute of America, Inc;
Age 77                        WM Group of Funds-7 years  & Whalen LLP. Prior thereto,       Children's Bureau of Southern
                                                         partner at the law firm of         California, Children's Bureau
                                                         Brobeck, Phlegar & Harrison, LLP.  Foundation; Fifield Manors, Inc.

Carrol R. McGinnis            Griffin Funds-3 years      Private investor since 1994.       Baptist Foundation of Texas; Concord
Age 62                        WM Group of Funds-6 years  Prior thereto, President and       Trust Company.
                                                         Chief Operating Officer of
                                                         Transamerica Fund Management
                                                         Company.

Alfred E. Osborne, Jr., Ph.D. Sierra Funds-7 years       Senior Associate Dean, University  Nordstrom Inc.; K2, Inc.; First
Age 61                        WM Group of Funds-7 years  of California at Los Angeles       Pacific Advisors'Funds, EMAK
                                                         Anderson Graduate School of        Worldwide, Inc.; Member of Investment
                                                         Management, and Faculty Director   Company Institute National Board of
                                                         of the Harold Price Center for     Directors; Director of Independent
                                                         Entrepreneurial Studies,           Directors Council and Member of
                                                         University of California at Los    Communication & Education Committees.
                                                         Angeles.

Daniel L. Pavelich            Composite Funds-1 year     Retired Chairman and CEO of BDO    Catalytic, Inc.; Vaagen Bros. Lumber,
Age 61                        WM Group of Funds-7 years  Seidman.                           Inc.

Jay Rockey                    Composite Funds-3 years    Founder and Senior Counsel of The  Downtown Seattle Association; WSU
Age 77                        WM Group of Funds-7 years  Rockey Company, now Rockey, Hill   Foundation
                                                         & Knowlton.

Richard C. Yancey             Composite Funds-23 years   Retired Managing Director of       AdMedia Partners Inc.; Czech and
(Lead Trustee)                WM Group of Funds-7 years  Dillon Reed & Co., an investment   Slovak American Enterprise Fund
Age 79                                                   bank now part of UBS.

NAME, AGE, AND ADDRESS(1)     LENGTH OF                  PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)(4)   TIME SERVED(2)             DURING PAST 5 YEARS                HELD BY TRUSTEE
---------------------------   --------------             -------------------                ---------------
Anne V. Farrell               Composite Funds-4 years    President Emeritus of the Seattle  Washington Mutual, Inc.; Recreational
Age 70                        WM Group of Funds-7 years  Foundation.                        Equipment Inc.

Michael K. Murphy             Composite Funds-3 years    Chairman of CPM Development        Washington Mutual, Inc.
Age 68                        WM Group of Funds-7 years  Corporation.
                              (Retired November 2005)

William G. Papesh,            Composite Funds-9 years    President and Director of the      Member of Investment Company
(President and CEO)           WM Group of Funds-7 years  Advisor, Transfer Agent and        Institute Board of Governors.
Age 62                                                   Distributor.

WM VARIABLE TRUST

NAME, AGE, AND ADDRESS(1)     POSITION(S) HELD WITH REGISTRANT &                       PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                 LENGTH OF TIME SERVED                                    DURING PAST 5 YEARS
-------------------------     -----------------------------------       --------------------------------------------------------
Wendi B. Bernard           Assistant Vice President and Assistant       Vice President of the Advisor
Age 37                     Secretary since 2003.

Jeffrey L. Lunzer, CPA     First Vice President, Chief Financial        First Vice President of the Advisor, Transfer Agent and
Age 44                     Officer and Treasurer since 2003.            Distributor. Prior to 2003, senior level positions at the
                                                                        Columbia Funds and Columbia Management Company.

William G. Papesh          President and CEO since 1987. Prior to       President and Director of the Advisor. Senior Vice
Age 62                     1987, other officer positions since 1972.    President and Director of the Transfer Agent and
                                                                        Distributor.

Gary J. Pokrzywinski       Senior Vice President since 2004. First      Senior Vice President and Director of the Advisor,
Age 44                     Vice President since 2001. Prior to 2001,    Transfer Agent and Distributor. Chief Investment Officer
                           Vice President since 1999.                   of the Advisor.

Debra Ramsey               Senior Vice President since 2004.            Senior Vice President and Director of the Advisor.
Age 52                                                                  President and Director of the Transfer Agent and
                                                                        Distributor.

John T. West               First Vice President, Secretary, Chief       First Vice President of the Advisor, Transfer Agent and
Age 50                     Compliance Officer and Anti-Money            Distributor.
                           Laundering Compliance Officer since 2004.
                           Prior to 2004, various other officer
                           positions since 1993.

Randall L. Yoakum          Senior Vice President since 2001. Prior to   Senior Vice President and Chief Investment Strategist of
Age 46                     2001, First Vice President since 1999.       the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and officer shall hold the indicated positions until his or her resignation, retirement or removal.

(WM VARIABALE TRUST LOGO)

Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published as general information for the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI). They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/ dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM VARIABALE TRUST LOGO)

WM Funds Distributor, Inc.
1100 Investment Blvd., Suite 200
El Dorado Hills, CA 95762

PRSRT STD U.S. Postage PAID Permit 2310 Sacramento, CA

(WM VARIABLE TRUST LOGO)

                   WM VT STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                          (ANNUAL REPORT COVER GRAPHIC)

ANNUAL REPORT
DECEMBER 31, 2005

                   WM VT STRATEGIC ASSET MANAGEMENT PORTFOLIOS

AT THE WM GROUP OF FUNDS, OUR PASSION IS PIECING INDIVIDUAL INVESTMENTS TOGETHER INTO COMPREHENSIVE PORTFOLIOS TO MAKE YOUR FINANCIAL PLAN MORE EFFECTIVE.

                             (ANNUAL REPORT GRAPHIC)

                                Table of Contents

1    Letter from the President

2    Economy & Financial Markets: Review & Outlook

4    Asset Allocation: A Key to Successful Investing

6    Our SAM Process and Asset Allocation Team

     WM VT SAM Portfolio Performance
     and Investment Strategy:

8    VT Flexible Income Portfolio

10   VT Conservative Balanced Portfolio

12   VT Balanced Portfolio

14   VT Conservative Growth Portfolio

16   VT Strategic Growth Portfolio

18   Glossary

19   Expense Information

21   Financial Statements

36   Notes to Financial Statements

41   Report of Independent Registered Public Accounting Firm

42   Supplemental Information

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies(III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM Life Accumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT SAM Portfolios may not have been available for sale for all products for the time periods shown on pages 8-17.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

NOT FDIC OR NCUA/NCUSIF INSURED

MAY LOSE VALUE - NOT A DEPOSIT - NO BANK OR CREDIT UNION GUARANTEE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Investor,

(PHOTO OF WILLIAM G. PAPESH)

During the past fiscal year, our nation and the world endured much uncertainty--and unfortunately, much tragedy. From the aftermath of the Asian tsunami to Hurricane Katrina and the threat of the avian flu virus, Mother Nature has once again proven that her fury can rise at any time, and with deadly effect. Meanwhile, the ongoing wars in Iraq and Afghanistan offer us a sobering reminder of the sacrifices made by our men and women in uniform. Still, our nation and financial markets remain strong--testaments to the American character, and to the character of folks like you.

Despite recent adversities, both the equity and fixed-income markets provided positive returns for the year ended December 31, 2005, with the S&P 500 rising 4.91% and the Lehman Brothers Aggregate Bond Index adding 2.43%.(1) We are proud to note that against this backdrop, the WM Group of Funds continues to grow. Over the last five years, our assets under management have increased by 138%, while industry assets have increased by 28%.(2) During this same period, the stock market (as measured by the S&P 500) rose only 2.75%.

THE VALUE OF STAYING ACTIVE

In today's uncertain markets, some investors may try to limit their risk by taking a passive investment approach--that is, building a portfolio based on funds that track the performance of various indices. While passive investing may be beneficial in some cases, we continue to believe strongly in the value of active management in our WM VT Strategic Asset Management (SAM) Portfolios. In our view, the power of active security selection can never be replaced by indexing, pure and simple. Our VT SAM Portfolios also utilize tactical reallocation, rather than quarterly rebalancing, because to us, reallocating based on changing market conditions makes more sense than rebalancing to static allocation targets. We believe active investing also offers several other potential advantages, such as superior risk management and more flexible portfolio construction. At the end of the day, we firmly believe that the combined talents of our portfolio managers and analysts--along with our disciplined investment philosophy and processes--can add value to an investor's portfolio.

A PROUD HERITAGE

At the WM Group of Funds, we continue to take pride in our firm's core values of honesty, trust, and integrity. We're proud that for 66 years, we've served our shareholders with the principles that we believe have made the WM Group of Funds as successful as it is today. Now more than ever, we remain committed to bringing you the utmost in value and quality of service. And as always, we thank you for your support.

Sincerely,


/s/ William G. Papesh
------------------------------
William G. Papesh
President

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged, and individuals cannot invest directly in an index.

(2) Source: WM Group of Funds, ICI, and Ibbotson Associates. Figures are for the five-year period ended 12/31/05 and reflect both net shareholder purchases and fund performance. They are based on long-term assets only and do not include money market funds.

(GRAPHIC) Economy & Financial Markets: Review & Outlook

ECONOMIC EXPANSION CONTINUES

The U.S. economy remained relatively strong during 2005 as low interest rates and improving corporate profits helped maintain positive economic momentum. Real estate activity, including construction and home sales, was especially robust with low mortgage and refinancing rates continuing to spur demand.

Consumer confidence was relatively stable for much of the year, but it plummeted in September and October due to the combined shocks of Hurricane Katrina, soaring oil prices, and a weakening labor market. Consumer spending fell in tandem as low approval ratings for the Bush administration and the ongoing wars in Iraq and Afghanistan took their toll on the American psyche. Still, consumer spending generally improved during the year, adding fuel to the growing economy. As the economic expansion continued and oil prices rose sharply, consumer prices (as measured by the Consumer Price Index) crept up, gaining 3.4% on a year-over-year basis.

In an effort to contain inflation, the Federal Reserve (the Fed) raised the federal funds target rate to 4.25% during the period, an increase of two full percentage points from the close of 2004. Against this backdrop, short-term interest rates rose dramatically, while long-term rates rose more modestly. As a result, the yield curve (the difference in yields between 2- and 10-year U.S. Treasury issues) flattened substantially--often an indication that economic activity may slow in the near- to mid-term.

BONDS GAIN MODESTLY

Within this environment, the bond market (as measured by the Lehman Brothers Aggregate Bond Index) gained modestly, rising 2.43% for the period. * Yields on 10-year Treasury notes were fairly volatile, trading below 4.00% in February to above 4.6% in November before closing the year at 4.39%. Generally, Treasuries outperformed investment-grade corporate issues. High-yield issues gained 2.74% (as measured by the Lehman Brothers High Yield Index). * Despite the increase in short-term rates, many investors were willing to take on additional credit risk given the strength of corporate balance sheets and the general economic recovery.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

*    Indices are unmanaged, and individuals cannot invest directly in an index.

             MAJOR MARKET EVENTS JANUARY 1, 2005 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

Source: Bloomberg L.P. (S&P 500 data).

STOCKS RISE DESPITE FED TIGHTENING, OIL PRICES

In spite of the twin headwinds of rising short-term interest rates and high energy costs, stocks gained nicely for the year, with the S&P 500 rising 4.91%.
* Stocks began the year fueled by optimism that Republican-backed tax cuts and generous government spending would continue to spark the economy. However, the S&P 500 declined during the spring before rebounding late in the year (see chart below). Within S&P 500 sectors, energy and utilities were the clear winners, advancing 31.37% and 16.84%, respectively, on the back of high oil and natural gas prices. Lagging sectors included consumer discretionaries (-6.36%) and telecommunication services (-5.63%).

INVESTMENT OUTLOOK

Looking forward, we anticipate moderate, weaker-than-consensus economic growth and subdued, lower-than-consensus inflation over the next fiscal year. The housing market appears set for a slowdown, and consumer spending may be adversely affected by higher rates for home equity loans. We believe that long-term interest rates will fall to the 3%-4% range, while the Fed will likely stop its monetary tightening campaign relatively early in 2006. In this scenario, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings. We expect large-cap equities to outperform small-cap equities and growth to outperform value.

Importantly, we anticipate an alignment between cyclical (short-term) and secular (long-term) economic trends over the coming fiscal year. On the cyclical side, we believe that Fed policy will put pressure on consumer and business confidence, and that energy prices will remain high. On the secular side, we believe that the aging of U.S., European, and Japanese populations will continue to temper global demand, while excess supply will limit pricing power. While we expect that these forces will combine to produce slower economic growth, we believe that the likely halt in Fed tightening will ultimately offer investors reasonably strong buying opportunities, particularly in the equity space.

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
S&P 500 DAILY PRICES (PRICE APPRECIATION INDEX, REINVESTED DIVIDENDS ARE
EXCLUDED)
SOURCE: BLOOMBERG (ADVISORS IN SEATTLE)
1/1/2005 -- 12/31/2005

SPX INDEX

   DATE     PX LAST
   ----     -------
1/3/2005    1202.08
1/4/2005    1188.05
1/5/2005    1183.74
1/6/2005    1187.89
1/7/2005    1186.19
1/10/2005   1190.25
1/11/2005   1182.99
1/12/2005    1187.7
1/13/2005   1177.45
1/14/2005   1184.52
1/18/2005   1195.98
1/19/2005   1184.63
1/20/2005   1175.41
1/21/2005   1167.87
1/24/2005   1163.75
1/25/2005   1168.41
1/26/2005   1174.07
1/27/2005   1174.55
1/28/2005   1171.36   Advance estimates of real GDP show rise of 3.1%
                      (annualized) for 4th quarter '04. Later revised to 3.8%.
1/31/2005   1181.27
2/1/2005    1189.41
2/2/2005    1193.19   Fed raises rates by 1/4 point to 2.50%.
2/3/2005    1189.89
2/4/2005    1203.03
2/7/2005    1201.72
2/8/2005     1202.3
2/9/2005    1191.99
2/10/2005   1197.01
2/11/2005    1205.3
2/14/2005   1206.14
2/15/2005   1210.12
2/16/2005   1210.34
2/17/2005   1200.75
2/18/2005   1201.59
2/22/2005   1184.16   Oil prices close above $50 per barrel for first time since
2/23/2005    1190.8    Nov. '04.
2/24/2005    1200.2
2/25/2005   1211.37
2/28/2005    1203.6
3/1/2005    1210.41
3/2/2005    1210.08
3/3/2005    1210.47   Labor Dept. revises '04 worker productivity data to show
                      rise of 4.0% for the year. This sets the average gain for
                      the 3-year period at 4.3%, the strongest 3-year result on
                      record.
3/4/2005    1222.12
3/7/2005    1225.31
3/8/2005    1219.43
3/9/2005    1207.01
3/10/2005   1209.25
3/11/2005   1200.08
3/14/2005   1206.83
3/15/2005   1197.75
3/16/2005   1188.07   Commerce Dept. reports U.S. trade deficit climbed to
                      record $665.9 billion in '04.
3/17/2005   1190.21

VTAnnualRptSP500DailyValues(2005-12)

3/18/2005   1189.65
3/21/2005   1183.78
3/22/2005   1171.71   Fed raises rates by 1/4 point to 2.75%.
3/23/2005   1172.53
3/24/2005   1171.42
3/28/2005   1174.28
3/29/2005   1165.36
3/30/2005   1181.41
3/31/2005   1180.59
4/1/2005    1172.92
4/4/2005    1176.12
4/5/2005    1181.39
4/6/2005    1184.07
4/7/2005    1191.14
4/8/2005     1181.2
4/11/2005   1181.21
4/12/2005   1187.76
4/13/2005   1173.79
4/14/2005   1162.05
4/15/2005   1142.62
4/18/2005   1145.98
4/19/2005   1152.78
4/20/2005    1137.5
4/21/2005   1159.95
4/22/2005   1152.12
4/25/2005    1162.1
4/26/2005   1151.74
4/27/2005   1156.38
4/28/2005   1143.22   Advance estimates of real GDP show rise of 3.1%
                      (annualized) for 1st quarter '05. Later revised to 3.8%.
4/29/2005   1156.85
5/2/2005    1162.16
5/3/2005    1161.17   Fed raises rates by 1/4 point to 3.00%.
5/4/2005    1175.65
5/5/2005    1172.63
5/6/2005    1171.35
5/9/2005    1178.84
5/10/2005   1166.22
5/11/2005   1171.11
5/12/2005   1159.36
5/13/2005   1154.05
5/16/2005   1165.69
5/17/2005    1173.8
5/18/2005   1185.56
5/19/2005   1191.08
5/20/2005   1189.28
5/23/2005   1193.86
5/24/2005   1194.07
5/25/2005   1190.01
5/26/2005   1197.62
5/27/2005   1198.78
5/31/2005    1191.5   The euro weakens against the U. S. dollar after French and
6/1/2005    1202.22   Dutch voters reject proposed EU constitution.
6/2/2005    1204.29
6/3/2005    1196.02
6/6/2005    1197.51
6/7/2005    1197.26
6/8/2005    1194.67
6/9/2005    1200.93
6/10/2005   1198.11

VTAnnualRptSP500DailyValues(2005-12)

6/13/2005   1200.82
6/14/2005   1203.91
6/15/2005   1206.58
6/16/2005   1210.96
6/17/2005   1216.96
6/20/2005    1216.1
6/21/2005   1213.61
6/22/2005   1213.88
6/23/2005   1200.73
6/24/2005   1191.57
6/27/2005   1190.69   Oil prices close above nominal record of $60 per barrel.
6/28/2005   1201.57
6/29/2005   1199.85
6/30/2005   1191.33   Fed raises rates by 1/4 point to 3.25%.
7/1/2005    1194.44
7/5/2005    1204.99
7/6/2005    1194.94
7/7/2005    1197.87   Four suicide bombers attack London subway and bus targets
                      during morning rush hour.
7/8/2005    1211.86
7/11/2005   1219.44
7/12/2005   1222.21
7/13/2005   1223.29
7/14/2005    1226.5
7/15/2005   1227.92
7/18/2005   1221.13
7/19/2005   1229.35
7/20/2005    1235.2
7/21/2005   1227.04   China revalues its currency by removing decade- old peg to the U.S. dollar.
7/22/2005   1233.68
7/25/2005   1229.03
7/26/2005   1231.16
7/27/2005   1236.79
7/28/2005   1243.72
7/29/2005   1234.18   Advance estimates of real GDP show rise of 3.4%
                      (annualized) for 2nd quarter '05. Later revised to 3.3%.
8/1/2005    1235.35
8/2/2005    1244.12
8/3/2005    1245.04   U.S. Treasury announces that it will resume selling
                      30-year bonds in early '06.
8/4/2005    1235.86
8/5/2005    1226.42
8/8/2005    1223.13
8/9/2005    1231.38   Fed raises rates by 1/4 point to 3.50%.
8/10/2005   1229.13
8/11/2005   1237.81
8/12/2005   1230.39
8/15/2005   1233.87
8/16/2005   1219.34
8/17/2005   1220.24
8/18/2005   1219.02
8/19/2005   1219.71
8/22/2005   1221.73
8/23/2005   1217.57
8/24/2005   1209.59
8/25/2005   1212.39
8/26/2005    1205.1
8/29/2005   1212.28   Hurricane Katrina hits U.S. Gulf Coast. New Orleans
                      sustains catastrophic flood damage after levees break.
8/30/2005   1208.41
8/31/2005   1220.33
9/1/2005    1221.59   Hurricane damage to Gulf region refineries and pipelines
                      causes spike in gas prices.
9/2/2005    1218.02

VTAnnualRptSP500DailyValues(2005-12)

9/6/2005    1233.39
9/7/2005    1236.36
9/8/2005    1231.67
9/9/2005    1241.48
9/12/2005   1240.56
9/13/2005    1231.2
9/14/2005   1227.16
9/15/2005   1227.73
9/16/2005   1237.91
9/19/2005   1231.02
9/20/2005   1221.34   Fed raises rates by 1/4 point to 3.75%.
9/21/2005    1210.2
9/22/2005   1214.62
9/23/2005   1215.29
9/26/2005   1215.63
9/27/2005   1215.66
9/28/2005   1216.89
9/29/2005   1227.68
9/30/2005   1228.81
10/3/2005    1226.7
10/4/2005   1214.47
10/5/2005   1196.39
10/6/2005   1191.49
10/7/2005    1195.9
10/10/2005  1187.33
10/11/2005  1184.87
10/12/2005  1177.68
10/13/2005  1176.84
10/14/2005  1186.57
10/17/2005   1190.1
10/18/2005  1178.14
10/19/2005  1195.76
10/20/2005   1177.8
10/21/2005  1179.59
10/24/2005  1199.38   Ben Bernanke is nominated to succeed Alan Greenspan as
                      chairman of the Federal Reserve.
10/25/2005  1196.54
10/26/2005  1191.38
10/27/2005   1178.9
10/28/2005  1198.41   Advance estimates of real GDP show rise of 3.8%
                      (annualized) for 3rd quarter '05. Later revised to 4.1%.
10/31/2005  1207.01
11/1/2005   1202.76   Fed raises rates by 1/4 point to 4.00%.
11/2/2005   1214.76
11/3/2005   1219.94
11/4/2005   1220.14
11/7/2005   1222.81
11/8/2005   1218.59
11/9/2005   1220.65
11/10/2005  1230.96
11/11/2005  1234.72
11/14/2005  1233.76
11/15/2005  1229.01
11/16/2005  1231.21
11/17/2005   1242.8
11/18/2005  1248.27
11/21/2005  1254.85
11/22/2005  1261.23
11/23/2005  1265.61
11/25/2005  1268.25
11/28/2005  1257.46

VTAnnualRptSP500DailyValues(2005-12)

11/29/2005  1257.48
11/30/2005  1249.48
12/1/2005   1264.67
12/2/2005   1265.08
12/5/2005   1262.09
12/6/2005    1263.7
12/7/2005   1257.37
12/8/2005   1255.84
12/9/2005   1259.37
12/12/2005  1260.43
12/13/2005  1267.43   Fed raises rates by 1/4 point to 4.25%.
12/14/2005  1272.74
12/15/2005  1270.94
12/16/2005  1267.32
12/19/2005  1259.92
12/20/2005  1259.62
12/21/2005  1262.79
12/22/2005  1268.12
12/23/2005  1268.66
12/27/2005  1256.54
12/28/2005  1258.17
12/29/2005  1254.42
12/30/2005  1248.29   S&P 500 closes the year at 1248.29.

VTAnnualRptSP500DailyValues(2005-12)

(GRAPHIC) Asset Allocation: A Key to Successful Investing

Asset allocation is widely recognized as being a critical element in the financial planning process. Investment representatives generally use asset allocation to help cushion client portfolios from market volatility and reduce overall risk levels. Studies have also shown that historically, asset allocation has been responsible for more than 90% of the variability of a portfolio's return. * In other words, the asset class you choose--for example, stocks, bonds, or cash--can be more important than the individual securities you select.

WHAT IS ASSET ALLOCATION?

When many people hear the term "asset allocation," they think of an efficient frontier diagram and the work of a pioneering economist, Harry Markowitz. As a 25-year-old student at the University of Chicago in the early 1950s, Markowitz needed a thesis topic. In a chance meeting, a stock broker suggested that he investigate the stock market. Conventional wisdom at that time suggested that investors should select stocks with the highest expected return without taking risk into account.

Markowitz recognized that this approach neglected a key part of the investment equation. The concept of risk was identified as early as 1654 in the work of French mathematician Blaise Pascal, who worked on a system to determine probabilities related to gambling. The concept of risk probability was then studied by British astronomer Edmund Halley, who in 1690 applied it to mortality tables. Halley's work was later used to help sell annuities and insure sailing vessels and their cargoes, which eventually led to the founding of Lloyd's of London.

But it was Markowitz who first rigorously applied the concept of risk to stock portfolios in his 1952 essay "Portfolio Selection. "His research found that diversification is measurably beneficial, and that pairing risky and less risky assets can actually lower portfolio volatility while simultaneously enhancing potential returns. Markowitz's early work laid the foundation for more sophisticated statistical concepts such as mean variance optimization, which became integral to modern portfolio theory.

THE ALLOCATION PROCESS

While the term "asset allocation" is widely used to describe an investment strategy, we believe it is actually a process. Most investment representatives today use asset allocation as part of an overall approach that involves identifying

                               (PERFORMANCE GRAPH)

A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION

1600s

1607        British colony established at Jamestown, Virginia.

1625 Dutch West India Company founds New Amsterdam, which eventually becomes New York City. "

1654 Blaise Pascal and Chevalier de Mere develop formulas on risk management to settle gambling winnings.

1690 Edmund Halley, astronomer, develops probability tables to determine life expectancy. This work eventually leads to the creation of Lloyd's of London.

1700s

1713 The first major treatise on probability, written by Jakob Bernoulli, is published posthumously.

1733 Abraham de Moivre discovers the concept of the bell-shaped curve to determine probability distribution.

1754-1763   French and Indian War

1775-1783   American Revolutionary War

1790        First U.S. stock exchange established in Philadelphia.

1800s

1812        First U.S. Treasury notes issued.

1830        Prudent Man Rule rendered by Judge Samuel Putnam.

1846-1848   Mexican-American War

1861-1865   American Civil War

1877        Sir Francis Galton, cousin of Charles Darwin, proposes "Theory of
            Regression to the Mean.

1890        Sherman Antitrust Act passed.

a client's current investments, risk tolerance, portfolio construction, and asset selection, as well as measuring performance.

IN PRACTICE, ASSET ALLOCATION IS OFTEN A MULTISTEP PROCESS:

- Classifying an investor's current investments into their respective asset classes.

- Creating forecasts for each asset class and building a set of model portfolios arranged along a spectrum of risk, often from conservative to aggressive.

- Determining important specific information about the client including their risk tolerance, time horizon, and tax situation.

- Recommending the actual asset class allocation to the client, primarily based on their risk tolerance.

LOOKING AHEAD

The most time-consuming and analytical element of this process centers on asset allocation modeling. This process involves analyzing hundreds of variables, such as long- and short-term economic forecasts; expected returns for different equity styles, sectors, and capitalizations; standard deviations; as well as bond ratings and maturity structures. Each portfolio combination is then tested for risk and return characteristics. But that is not the end of the process.

These multi-asset portfolios are then monitored and adjusted in response to market conditions. Some asset allocation programs make adjustments at specific intervals (monthly or quarterly) back to a predetermined static allocation. At WM Advisors, we reevaluate asset allocations and reallocate assets daily using a forward-looking process based on a longer-term allocation target. WM uses this strategy to construct and monitor its VT Strategic Asset Management (SAM) Portfolios for investors on a daily basis.

Yet even as this new work continues, one thing remains clear:asset allocation will continue to be the foundation for many successful investment portfolios.

Note: Asset allocation does not guarantee a profit or protect against a loss.

* Gary P. Brinson, Brian D. Singer, and Gilbert L. Beebower, "Determinants of Portfolio Performance II: An Update," Financial Analysts Journal,
     May/June, 1991. See also Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, "Determinants of Portfolio Performance, " Financial Analysts Journal, July/August, 1986.

                               (PERFORMANCE GRAPH)


1900s

1913        Federal Reserve Act passed.

1914-1918   World War I

1919 Richard von Mises publishes paper on probability theory as applied to mass phenomena.

1929        Black Tuesday crash of New York Stock Exchange

1933        Glass-Steagall Act passed.

1934        Benjamin Graham and modern portfolio theory. David Dodd publish
            "Security Analysis."

1934        Securities Exchange Act passed.

1935        Social Security Act passed.

1938 First stock market index created by Alfred Cowles. This index later becomes the S&P 500.

1939-1945   World War II

1940        Investment Company Act passed.

1950-1953   Korean War

1952 Harry Markowitz publishes "Portfolio Selection, " which describes the efficient frontier concept. This essay is considered the basis for modern portfolio theory.

1962        Cuban Missile Crisis

1964-1973   Vietnam War (U.S. involvement)

1976 Roger Ibbotson and Rex Sinquefield publish "Stocks, Bonds, Bills, and Inflation.

1979-1981   Iran Hostage Crisis

1986 Gary Brinson, L. R. Hood, and Gilbert Beebower publish "Determinants of Portfolio Performance," which studies the importance of various return components.

1987        Black Monday plunge in Dow Jones Industrial Average.

1990 WM Strategic Asset Management (SAM) Portfolios launched as separately managed accounts.

1991        Operation Desert Storm

1996        WM SAM Portfolios become registered mutual funds.

2000s

2001        Attacks on World Trade Center and Pentagon.

2003-
PRESENT     Operation Iraqi Freedom

2005 WM SAM Portfolios have $11.8 billion in retail assets under management.**

                                                               **As of 12/31/05.

(GRAPHIC) Our SAM Process and Asset Allocation Team

OUR 3-STEP PROCESS FOR ACTIVE ASSET ALLOCATION

THE WM VT STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS ARE FUND-OF-FUNDS INVESTMENTS--MUTUAL FUNDS THAT INVEST IN OTHER MUTUAL FUNDS WITHIN THE WM GROUP OF FUNDS FAMILY. THE PORTFOLIOS ARE CONSTRUCTED AND MANAGED ACCORDING TO A HIGHLY DISCIPLINED AND DYNAMIC PROCESS:

STEP 1:

SETTING LONG-TERM ASSET ALLOCATION TARGETS FOR EACH PORTFOLIO.

Extensive research into risk and asset classes forms the basis for strategic decisions about each Portfolio's long-term asset allocation policies. This research involves analyzing historical and projected risk, return, and correlation between asset classes. The results help position the Portfolios to maximize the potential for returns at their assigned risk level.

WM ADVISORS

Asset Allocation Team

(PHOTO OF RANDALL L. YOAKUM)

RANDALL L. YOAKUM, CFA
Chief Investment Strategist and Senior
Co-Portfolio Manager of the VT SAM Portfolios

Randy currently serves as chairman of the Asset Allocation Team and works closely with Mike Meighan and Gary Pokrzywinski to establish economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. His investment management experience dates back to 1984. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

(PHOTO OF MICHAEL D. MEIGHAN)

MICHAEL D. MEIGHAN, CFA
Senior Co-Portfolio Manager of the
VT SAM Portfolios

Mike oversees the Team analysts and works collaboratively with Randy and Gary to develop the asset allocation and investment outlook for the Portfolios as well as to formulate economic strategy. Mike has been instrumental in developing the current investment policies for the Portfolios since joining WM Advisors in 1999. His investment management experience dates back to 1993. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

(PHOTO OF GARY J. POKRZYWINSKI)

GARY J. POKRZYWINSKI, CFA
Chief Investment Officer and
Senior Portfolio Manager

Gary helps develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Randy and Mike. Gary joined WM Advisors in 1992 and currently manages the WM High Yield Fund and co-manages the WM VT Income Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin, Milwaukee.

                                                                       (GRAPHIC)

STEP 2:

DEVELOPING A NEAR-TERM INVESTMENT OUTLOOK THAT DETERMINES HOW MUCH RISK EACH PORTFOLIO SHOULD TAKE.

Research into dozens of global and domestic market forces shapes the Asset Allocation Team's outlook for the economy and capital markets. This view of investment conditions determines the Team's tactical decisions about each Portfolio's exact equity and fixed-income allocations. Here are just some of the criteria tracked for this step:

Federal Reserve monetary policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market returns
Inventories
Investor psychology
Technology trends
Risk/return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative values
Productivity growth
Asset class correlations
Business activity
Performance attribution by allocation and sector

STEP 3:

CONSTRUCTING EACH PORTFOLIO'S SPECIFIC MIX OF ASSET CLASSES.

The Team refines its tactical decisions by examining hundreds of possible Portfolio compositions. Combinations of equity styles, sectors, and capitalizations, as well as bond ratings and maturity structures, are analyzed before each Portfolio is built.

CONTINUOUS ACTIVE MANAGEMENT

Once the Portfolios are constructed, the Team continually monitors and reallocates them to take advantage of changing investment conditions--unlike many funds of funds that are only periodically rebalanced to static models. We also repeatedly test the Portfolios' structure by assessing how fund allocations and holdings affect performance. This dynamic process works toward optimizing the Portfolios for building long-term investment value.

(PHOTO OF CHARLES D. AVERILL)

CHARLES D. AVERILL, CFA
Senior Quantitative Analyst

Charlie is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the VT SAM Portfolios' holdings, he also develops performance attribution procedures. Charlie holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

(PHOTO OF NICOLE VERBRUGGHE)

NICOLE VERBRUGGHE, CFA
Quantitative Analyst

Nicole works with the Asset Allocation Team as a Quantitative Analyst. She gathers and analyzes economic data in order to track indicators that specifically affect the VT SAM Portfolios. She continually reviews holdings and performance characteristics of the underlying funds and assesses how the weighting of each fund influences the Portfolios' investment policies and goals. Nicole joined WM Advisors in 2001 and holds the Chartered Financial Analyst designation. Before joining the Asset Allocation Team, Nicole worked for 12 years in financial accounting and analysis. She holds a B.A. in Mathematics from Whitman College.

(PHOTO OF BRAD N. STEWART)

BRAD N. STEWART
Quantitative Analyst

As a Quantitative Analyst with the Asset Allocation Team, Brad is responsible for gathering and analyzing economic data. He focuses on tracking indicators that specifically affect the VT SAM Portfolios. Brad joined WM Advisors in 2005 and began his investment management career in 2002. He is a Level III Candidate for the Chartered Financial Analyst designation. He holds a B.B.A. in Finance from the University of Portland.

(GRAPHIC) VT Flexible Income Portfolio

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    3.41%
2004    6.47%
2003   13.30%
2002    2.14%
2001    4.84%
2000    5.79%
1999    8.58%
1998   11.75%

INVESTMENT STRATEGY

As of December 31, 2005, the WM VT Strategic Asset Management (SAM) Flexible Income Portfolio was diversified among 12 funds representing 13 major asset classes. The Portfolio held a 26%/74% equity-to-fixed-income ratio at the end of the year.

Among all underlying WM VT fixed-income funds, the Portfolio benefited primarily from the contribution of the WM VT U.S. Government Securities Fund, which advanced mainly due to its holdings in mortgage agency bonds. The Portfolio also gained from the contribution of the WM High Yield Fund. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The WM VT Income Fund also contributed positively to Portfolio returns, as its holdings in domestic corporate bonds and mortgage-backed securities gained for the period.

On the equity side, the Portfolio benefited primarily from the WM VT Growth Fund. The Fund advanced due to its holdings in

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS 1 SHARES                             3.41%    5.96%        7.00%             9/9/97
CLASS 2 SHARES                             3.09%      --         5.85%            11/6/01
Lehman Brothers Aggregate Bond Index(2)    2.43%    5.87%        6.36%
S&P 500(2)                                 4.91%    0.54%        5.62%
Capital Market Benchmark(2)                2.98%    5.02%        6.46%

VALUE OF A $10,000 INVESTMENT (1) SEPTEMBER 9, 1997 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 8/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT FLEXIBLE
            INCOME
 DATE     PORTFOLIO
 ----    -----------
Aug-97      10,000
Sep-97      10,110
Oct-97      10,110
Nov-97      10,140
Dec-97      10,231
Jan-98      10,350
Feb-98      10,541
Mar-98      10,650
Apr-98      10,721
May-98      10,741
Jun-98      10,872
Jul-98      10,832
Aug-98      10,471

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT FLEXIBLE
            INCOME
 DATE     PORTFOLIO
 ----    -----------
Sep-98      10,772
Oct-98      10,962
Nov-98      11,173
Dec-98      11,433
Jan-99      11,624
Feb-99      11,453
Mar-99      11,681
Apr-99      11,925
May-99      11,804
Jun-99      11,951
Jul-99      11,848
Aug-99      11,797
Sep-99      11,854
Oct-99      12,020
Nov-99      12,175
Dec-99      12,416
Jan-00      12,280
Feb-00      12,437
Mar-00      12,720
Apr-00      12,603
May-00      12,529
Jun-00      12,737
Jul-00      12,737
Aug-00      13,082
Sep-00      13,041
Oct-00      13,064
Nov-00      12,878
Dec-00      13,134
Jan-01      13,565
Feb-01      13,366
Mar-01      13,205
Apr-01      13,361
May-01      13,484

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT FLEXIBLE
            INCOME
 DATE     PORTFOLIO
 ----    -----------
Jun-01      13,510
Jul-01      13,656
Aug-01      13,622
Sep-01      13,374
Oct-01      13,633
Nov-01      13,734
Dec-01      13,768
Jan-02      13,768
Feb-02      13,779
Mar-02      13,836
Apr-02      13,847
May-02      13,904
Jun-02      13,701
Jul-02      13,486
Aug-02      13,655
Sep-02      13,531
Oct-02      13,746
Nov-02      14,008
Dec-02      14,064
Jan-03      14,086
Feb-03      14,154
Mar-03      14,210
Apr-03      14,595
May-03      15,049
Jun-03      15,132
Jul-03      14,923
Aug-03      15,052
Sep-03      15,295
Oct-03      15,493
Nov-03      15,609
Dec-03      15,935
Jan-04      16,157
Feb-04      16,284

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT FLEXIBLE
            INCOME
 DATE     PORTFOLIO
 ----    -----------
Mar-04      16,343
Apr-04      15,995
May-04      15,971
Jun-04      16,159
Jul-04      16,100
Aug-04      16,317
Sep-04      16,438
Oct-04      16,582
Nov-04      16,727
Dec-04      16,967
Jan-05      16,883
Feb-05      16,918
Mar-05      16,786
Apr-05      16,835
May-05      17,099
Jun-05      17,208
Jul-05      17,332
Aug-05      17,419
Sep-05      17,332
Oct-05      17,195
Nov-05      17,420
Dec-05      17,546

                                                     PORTFOLIO MANAGER (GRAPHIC)
                                                     Asset Allocation Team
                                                     WM Advisors, Inc.

technology and materials, while its holdings in consumer discretionaries detracted from returns. The WM VT Mid Cap Stock Fund also contributed strongly to the Portfolio's performance during the period. The Fund gained from its holdings in financials, energy, and utilities, while its holdings in consumer discretionaries and materials lagged on a relative basis.

During the year, the Portfolio increased its allocation to U.S. mid-cap growth stocks in anticipation that they may outperform over the next market cycle. The Portfolio also increased its allocation to mortgage- and asset-backed bonds, while it reduced its exposure to investment-grade corporate bonds.

Looking forward, we anticipate that economic growth for 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds and high-yield issues to continue to outperform. Equities appear fairly valued, with growth stocks more attractive than value holdings.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2005

Equity/Fixed-Income Allocation:(3)                   26% Equity/74% Fixed-Income
Weighted Average Market Capitalization (equities):   $61.3 billion
Weighted Average P/E (equities):(4)                  16.9
Beta:                                                0.27
Portfolio Standard Deviation:                        3.57
S&P 500 Standard Deviation:                          10.43
Portfolio Turnover (for fiscal year):(5)             5%
Aggregate Portfolio Turnover (for fiscal year):(6)   39%
Number of Securities:(7)                             1,350
Total Net Assets:                                    $222.9 million

PORTFOLIO COMPOSITION(3)

                                     As of      As of
Asset Class                        12/31/05   12/31/04   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        36%        34%       +2%
Investment-Grade Corporate Bonds      21%        22%       -1%
High-Yield Corporate Bonds             8%         8%        0%
U.S. Government Securities             6%         6%        0%
U.S. Large-Cap Growth Stocks           7%         7%        0%
U.S. Large-Cap Value Stocks            7%         7%        0%
U.S. Mid-Cap Growth Stocks             3%         2%       +1%
Convertible Securities                 2%         2%        0%
REITs                                  2%         2%        0%
U.S. Mid-Cap Value Stocks              2%         4%       -2%
U.S. Small-Cap Growth Stocks           2%         1%       +1%
U.S. Small-Cap Value Stocks            1%         1%        0%
Cash Equivalents                       3%         4%       -1%

(3)  May not reflect the current portfolio composition.

(4)  Based on estimated earnings.

(5)  Does not reflect portfolio turnover of the underlying WM Funds.

(6) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 12/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Note: Pages 44 and 45 provide information about those WM Funds in which the VT Flexible Income Portfolio invests a significant portion of its assets. For additional information about these and other WM Funds, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(GRAPHIC) VT Conservative Balanced Portfolio*

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005    4.59%
2004    8.21%
2003   17.09%
2002   -2.26%
2001    2.40%
2000    5.03%
1999    1.88%

* As of 8/1/00, the VT Income Portfolio became the VT Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

INVESTMENT STRATEGY

As of December 31, 2005, the WM VT Strategic Asset Management (SAM) Conservative Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. The Portfolio held a 44%/56% equity-to-fixed-income ratio at the end of the year.

Among the underlying WM VT equity funds, the WM VT International Growth Fund made a strong overall contribution to Portfolio performance for the period. The Fund's holdings in Japanese equities and emerging market equities were the primary drivers of performance. On the downside, the Fund's underweighting in the energy sector detracted from returns. The Portfolio also benefited from the contribution of the WM VT Equity Income Fund. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. In contrast, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns.

On the fixed-income side, the Portfolio benefited primarily from the contribution of the

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                                                              Since     Inception
                                          1-Year   5-Year   Inception      Date
                                          ------   ------   ---------   ---------
CLASS 1 SHARES                             4.59%    5.81%     5.22%      4/23/98
CLASS 2 SHARES                             4.37%      --      6.49%      11/6/01
Lehman Brothers Aggregate Bond Index(2)    2.43%    5.87%     6.04%
S&P 500(2)                                 4.91%    0.54%     3.09%
Capital Market Benchmark(2)                3.51%    4.06%     5.23%

VALUE OF A $10,000 INVESTMENT (1) APRIL 23, 1998 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1998 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000

         VT CONSERVATIVE
             BALANCED
 DATE       PORTFOLIO
------   ---------------
Mar-98        10,000
Apr-98        10,000
May-98        10,090
Jun-98        10,163
Jul-98        10,183
Aug-98        10,233

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000

         VT CONSERVATIVE
             BALANCED
 DATE       PORTFOLIO
------   ---------------
Sep-98        10,383
Oct-98        10,323
Nov-98        10,404
Dec-98        10,423
Jan-99        10,493
Feb-99        10,363
Mar-99        10,446
Apr-99        10,538
May-99        10,497
Jun-99        10,472
Jul-99        10,482
Aug-99        10,461
Sep-99        10,568
Oct-99        10,600
Nov-99        10,621
Dec-99        10,619
Jan-00        10,597
Feb-00        10,694
Mar-00        10,787
Apr-00        10,787
May-00        10,744
Jun-00        10,918
Jul-00        10,995
Aug-00        11,360
Sep-00        11,251
Oct-00        11,217
Nov-00        10,905
Dec-00        11,153
Jan-01        11,581
Feb-01        11,255
Mar-01        11,012
Apr-01        11,285
May-01        11,399

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000

         VT CONSERVATIVE
             BALANCED
 DATE       PORTFOLIO
------   ---------------
Jul-01        11,456
Aug-01        11,342
Sep-01        10,956
Oct-01        11,171
Nov-01        11,365
Dec-01        11,422
Jan-02        11,364
Feb-02        11,319
Mar-02        11,456
Apr-02        11,376
May-02        11,399
Jun-02        11,128
Jul-02        10,819
Aug-02        10,934
Sep-02        10,635
Oct-02        10,922
Nov-02        11,233
Dec-02        11,164
Jan-03        11,153
Feb-03        11,164
Mar-03        11,199
Apr-03        11,601
May-03        12,048
Jun-03        12,135
Jul-03        12,053
Aug-03        12,194
Sep-03        12,358
Oct-03        12,628
Nov-03        12,745
Dec-03        13,074
Jan-04        13,284
Feb-04        13,413

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

              10,000

         VT CONSERVATIVE
             BALANCED
 DATE       PORTFOLIO
------   ---------------
Mar-04        13,448
Apr-04        13,132
May-04        13,156
Jun-04        13,345
Jul-04        13,201
Aug-04        13,357
Sep-04        13,489
Oct-04        13,644
Nov-04        13,872
Dec-04        14,147
Jan-05        14,002
Feb-05        14,098
Mar-05        13,954
Apr-05        13,941
May-05        14,205
Jun-05        14,317
Jul-05        14,513
Aug-05        14,574
Sep-05        14,538
Oct-05        14,403
Nov-05        14,672
Dec-05        14,795

                                                     PORTFOLIO MANAGER (GRAPHIC)
                                                     Asset Allocation Team
                                                     WM Advisors, Inc.

WM VT U.S. Government Securities Fund, which advanced mainly due to its holdings in mortgage agency bonds. The Portfolio also gained from the contribution of the WM High Yield Fund. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The WM VT Income Fund also contributed positively to Portfolio returns.

During the year, the Portfolio increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform over the next market cycle. In contrast, the Portfolio reduced its exposure to corporate bonds.

Looking forward, we anticipate that economic growth for 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds and high-yield issues to continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.
S. holdings.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2005

Equity/Fixed-Income Allocation:(3)                   44% Equity/56% Fixed-Income
Weighted Average Market Capitalization (equities):   $62.4 billion
Weighted Average P/E (equities):(4)                  16.8
Beta:                                                0.41
Portfolio Standard Deviation:                        4.41
S&P 500 Standard Deviation:                          10.43
Portfolio Turnover (for fiscal year):(5)             4%
Aggregate Portfolio Turnover (for fiscal year):(6)   41%
Number of Securities:(7)                             1,590
Total Net Assets:                                    $73.8 million

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/05   12/31/04   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        28%        27%       +1%
Investment-Grade Corporate Bonds      13%        15%       -2%
High-Yield Corporate Bonds             6%         7%       -1%
U.S. Government Securities             5%         5%        0%
U.S. Large-Cap Value Stocks           12%        11%       +1%
U.S. Large-Cap Growth Stocks          11%         9%       +2%
Foreign Stocks                         5%         4%       +1%
U.S. Mid-Cap Growth Stocks             5%         4%       +1%
REITs                                  3%         3%        0%
U.S. Mid-Cap Value Stocks              3%         5%       -2%
Convertible Securities                 2%         2%        0%
U.S. Small-Cap Growth Stocks           2%         2%        0%
U.S. Small-Cap Value Stocks            2%         2%        0%
Cash Equivalents                       3%         4%       -1%

(3)  May not reflect the current portfolio composition.

(4)  Based on estimated earnings.

(5)  Does not reflect portfolio turnover of the underlying WM Funds.

(6) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 12/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Note: Page 44 provides information about a WM Fund in which the VT Conservative Balanced Portfolio invests a significant portion of its assets. For additional information about this and other WM Funds, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(GRAPHIC) VT Balanced Portfolio

ANNUAL TOTAL RETURNS (1)

Class 1 shares
(Calendar Year)

2005    6.01%
2004   10.12%
2003   22.74%
2002   -8.78%
2001    0.13%
2000    0.49%
1999   27.71%
1998   17.18%

INVESTMENT STRATEGY

As of December 31, 2005, the WM VT Strategic Asset Management (SAM) Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. The Portfolio held a 65%/35% equity-to-fixed-income ratio at the end of the year.

Among the underlying WM VT equity funds, the WM VT International Growth Fund made a strong overall contribution to Portfolio performance for the period. The Fund's holdings in Japanese equities and emerging market equities were the primary drivers of performance. On the downside, the Fund's underweighting in the energy sector detracted from returns. The Portfolio also benefited from the contribution of the WM VT Equity Income Fund. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. In contrast, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns.

On the fixed-income side, the Portfolio benefited primarily from the contribution of the

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                                                              Since     Inception
                                          1-Year   5-Year   Inception      Date
                                          ------   ------   ---------   ---------
CLASS 1 SHARES                             6.01%    5.53%     8.79%      6/3/97
CLASS 2 SHARES                             5.72%      --      7.13%      11/6/01
S&P 500(2)                                 4.91%    0.54%     6.23%
Lehman Brothers Aggregate Bond Index(2)    2.43%    5.87%     6.54%
Capital Market Benchmark(2)                4.00%    2.99%     6.73%

VALUE OF A $10,000 INVESTMENT(1) JUNE 3, 1997 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000

             VT
          BALANCED
 DATE    PORTFOLIO
------   ---------
May-97     10,000
Jun-97     10,190
Jul-97     10,680
Aug-97     10,350
Sep-97     10,700
Oct-97     10,390
Nov-97     10,390
Dec-97     10,470
Jan-98     10,599
Feb-98     11,109
Mar-98     11,409
Apr-98     11,579
May-98     11,439
Jun-98     11,654
Jul-98     11,533
Aug-98     10,376

WM GROUP OF FUNDS
VT Annual Report Update Material
Performance NAV -- Mountain Charts (Value of $10,000 Investment over 10-Years) Data as of 12/31/2005
Class 1 Shares

          10,000

             VT
          BALANCED
 DATE    PORTFOLIO
------   ---------
Sep-98   10,718
Oct-98   11,181
Nov-98   11,654
Dec-98   12,267
Jan-99   12,689
Feb-99   12,397
Mar-99   12,927
Apr-99   13,409
May-99   13,101
Jun-99   13,625
Jul-99   13,459
Aug-99   13,448
Sep-99   13,577
Oct-99   14,027
Nov-99   14,611
Dec-99   15,664
Jan-00   15,349
Feb-00   15,915
Mar-00   16,432
Apr-00   15,956
May-00   15,691
Jun-00   16,027
Jul-00   15,844
Aug-00   16,562
Sep-00   16,244
Oct-00   16,158
Nov-00   15,371
Dec-00   15,738
Jan-01   16,509
Feb-01   15,728
Mar-01   15,186
Apr-01   15,776
May-01   15,996

WM GROUP OF FUNDS
VT Annual Report Update Material
Performance NAV -- Mountain Charts (Value of $10,000 Investment over 10-Years) Data as of 12/31/2005
Class 1 Shares

          10,000

             VT
          BALANCED
 DATE    PORTFOLIO
------   ---------
Jun-01   16,033
Jul-01   15,930
Aug-01   15,613
Sep-01   14,751
Oct-01   15,090
Nov-01   15,566
Dec-01   15,759
Jan-02   15,521
Feb-02   15,339
Mar-02   15,736
Apr-02   15,397
May-02   15,363
Jun-02   14,804
Jul-02   14,097
Aug-02   14,224
Sep-02   13,553
Oct-02   14,109
Nov-02   14,676
Dec-02   14,375
Jan-03   14,258
Feb-03   14,177
Mar-03   14,200
Apr-03   14,917
May-03   15,658
Jun-03   15,829
Jul-03   15,888
Aug-03   16,148
Sep-03   16,266
Oct-03   16,847
Nov-03   17,072
Dec-03   17,641
Jan-04   17,985
Feb-04   18,186

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

           10,000

             VT
          BALANCED
DATE     PORTFOLIO
----     ---------
Mar-04     18,186
Apr-04     17,735
May-04     17,831
Jun-04     18,157
Jul-04     17,771
Aug-04     17,939
Sep-04     18,169
Oct-04     18,411
Nov-04     18,930
Dec-04     19,426
Jan-05     19,088
Feb-05     19,330
Mar-05     19,100
Apr-05     18,955
May-05     19,450
Jun-05     19,619
Jul-05     20,111
Aug-05     20,111
Sep-05     20,124
Oct-05     19,890
Nov-05     20,445
Dec-05     20,592

                                                     PORTFOLIO MANAGER (GRAPHIC)
                                                     Asset Allocation Team
                                                     WM Advisors, Inc.

WM VT U.S. Government Securities Fund, which advanced mainly due to its holdings in mortgage agency bonds. The Portfolio also gained from the contribution of the WM High Yield Fund. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The WM VT Income Fund also contributed modestly to Portfolio returns.

During the year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform over the next market cycle. The Portfolio also raised its exposure to
U. S. large-cap value stocks.

Looking forward, we anticipate that economic growth for 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds and high-yield issues to continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2005

Equity/Fixed-Income Allocation:(3)                   65% Equity/35% Fixed-Income
Weighted Average Market Capitalization (equities):   $61.1 billion
Weighted Average P/E (equities):(4)                  16.9
Beta:                                                0.64
Portfolio Standard Deviation:                        6.13
S&P 500 Standard Deviation:                          10.43
Portfolio Turnover (for fiscal year):(5)             4%
Aggregate Portfolio Turnover (for fiscal year):(6)   45%
Number of Securities:(7)                             1,590
Total Net Assets:                                    $660.7 million

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/05   12/31/04   Change
-----------                        --------   --------   ------
U.S. Large-Cap Value Stocks           18%        16%       +2%
U.S. Large-Cap Growth Stocks          17%        14%       +3%
U.S. Mid-Cap Growth Stocks             8%         6%       +2%
Foreign Stocks                         6%         6%        0%
U.S. Mid-Cap Value Stocks              5%         8%       -3%
REITs                                  4%         5%       -1%
U.S. Small-Cap Growth Stocks           3%         3%        0%
U.S. Small-Cap Value Stocks            2%         3%       -1%
Convertible Securities                 1%         1%        0%
Mortgage- & Asset-Backed Bonds        17%        17%        0%
Investment-Grade Corporate Bonds       7%         7%        0%
High-Yield Corporate Bonds             5%         5%        0%
U.S. Government Securities             3%         3%        0%
Cash Equivalents                       4%         6%       -2%

(3)  May not reflect the current portfolio composition.

(4)  Based on estimated earnings.

(5)  Does not reflect portfolio turnover of the underlying WM Funds.

(6) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 12/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Note: For information about the underlying WM Funds of the VT SAM Portfolios, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(GRAPHIC) VT Conservative Growth Portfolio

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005     7.04%
2004    11.78%
2003    28.74%
2002   -15.52%
2001    -3.56%
2000    -2.49%
1999    39.36%
1998    19.91%

INVESTMENT STRATEGY

As of December 31, 2005, the WM VT Strategic Asset Management (SAM) Conservative Growth Portfolio was diversified among 12 funds representing 14 major asset classes. The Portfolio held an 83%/17% equity-to-fixed-income ratio at the end of the year.

Among all underlying WM VT equity funds, the WM VT International Growth Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in Japanese equities and emerging market equities were the primary drivers of performance. On the downside, the Fund's underweighting in the energy sector detracted from returns. The Portfolio also benefited from the contribution of the WM VT Equity Income Fund. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. In contrast, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns.

On the fixed-income side, the Portfolio benefited primarily from the WM High Yield Fund,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS 1 SHARES                             7.04%    4.65%        9.30%            6/3/97
CLASS 2 SHARES                             6.71%      --         7.40%            11/6/01
S&P 500(2)                                 4.91%    0.54%        6.23%
Lehman Brothers Aggregate Bond Index(2)    2.43%    5.87%        6.54%
Capital Market Benchmark(2)                4.47%    1.82%        6.54%

VALUE OF A $10,000 INVESTMENT(1) JUNE 3, 1997 - DECEMBER 31, 2005

                               (PERFORMANCE GRAPH)

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

              VT
         CONSERVATIVE
            GROWTH
 DATE      PORTFOLIO
------   ------------
May-97      10,000
Jun-97      10,300
Jul-97      10,860
Aug-97      10,420
Sep-97      10,851
Oct-97      10,421
Nov-97      10,401
Dec-97      10,492
Jan-98      10,622
Feb-98      11,312
Mar-98      11,713
Apr-98      11,883
May-98      11,593
Jun-98      11,859
Jul-98      11,619
Aug-98      10,034

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

              VT
         CONSERVATIVE
            GROWTH
 DATE      PORTFOLIO
------   ------------
Sep-98      10,525
Oct-98      11,097
Nov-98      11,750
Dec-98      12,583
Jan-99      13,155
Feb-99      12,774
Mar-99      13,466
Apr-99      14,128
May-99      13,818
Jun-99      14,572
Jul-99      14,326
Aug-99      14,316
Sep-99      14,429
Oct-99      15,085
Nov-99      15,936
Dec-99      17,536
Jan-00      17,168
Feb-00      17,999
Mar-00      18,706
Apr-00      17,937
May-00      17,485
Jun-00      17,900
Jul-00      17,588
Aug-00      18,596
Sep-00      18,066
Oct-00      17,911
Nov-00      16,643
Dec-00      17,100
Jan-01      18,118
Feb-01      16,891
Mar-01      16,050
Apr-01      17,007
May-01      17,277

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

              VT
         CONSERVATIVE
            GROWTH
 DATE      PORTFOLIO
------   ------------
Jun-01      17,291
Jul-01      16,992
Aug-01      16,404
Sep-01      15,073
Oct-01      15,473
Nov-01      16,205
Dec-01      16,493
Jan-02      16,094
Feb-02      15,750
Mar-02      16,405
Apr-02      15,795
May-02      15,706
Jun-02      14,885
Jul-02      13,876
Aug-02      13,967
Sep-02      13,005
Oct-02      13,715
Nov-02      14,425
Dec-02      13,932
Jan-03      13,748
Feb-03      13,587
Mar-03      13,610
Apr-03      14,492
May-03      15,375
Jun-03      15,593
Jul-03      15,804
Aug-03      16,120
Sep-03      16,178
Oct-03      16,962
Nov-03      17,232
Dec-03      17,935
Jan-04      18,333
Feb-04      18,568

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

              VT
         CONSERVATIVE
            GROWTH
 DATE      PORTFOLIO
------   ------------
Mar-04   18,533
Apr-04   18,042
May-04   18,206
Jun-04   18,601
Jul-04   18,007
Aug-04   18,150
Sep-04   18,435
Oct-04   18,707
Nov-04   19,443
Dec-04   20,047
Jan-05   19,584
Feb-05   19,917
Mar-05   19,644
Apr-05   19,383
May-05   19,988
Jun-05   20,196
Jul-05   20,868
Aug-05   20,820
Sep-05   20,856
Oct-05   20,591
Nov-05   21,311
Dec-05   21,456

                                                     PORTFOLIO MANAGER (GRAPHIC)
                                                     Asset Allocation Team
                                                     WM Advisors, Inc.

which dramatically outperformed all other WM fixed-income funds. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The Portfolio also benefited from the contribution of the WM VT U.S. Government Securities Fund, which advanced mainly due to its holdings in mortgage agency bonds.

During the year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform U.S. small- and mid-cap value stocks over the next market cycle. In contrast, the Portfolio slightly reduced its allocation to REITs.

Looking forward, we anticipate that economic growth for 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds and high-yield issues to continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2005

Equity/Fixed-Income Allocation:(3)                   83% Equity/17% Fixed-Income
Weighted Average Market Capitalization (equities):   $61.1 billion
Weighted Average P/E (equities):(4)                  16.9
Beta:                                                0.85
Portfolio Standard Deviation:                        7.88
S&P 500 Standard Deviation:                          10.43
Portfolio Turnover (for fiscal year):(5)             9%
Aggregate Portfolio Turnover (for fiscal year):(6)   54%
Number of Securities:(7)                             1,500
Total Net Assets:                                    $388.0 million

PORTFOLIO COMPOSITION(3)

                                     As of      As of
Asset Class                        12/31/05   12/31/04   Change
-----------                        --------   --------   ------
U.S. Large-Cap Value Stocks           23%        22%       +1%
U.S. Large-Cap Growth Stocks          21%        19%       +2%
U.S. Mid-Cap Growth Stocks            10%         7%       +3%
Foreign Stocks                         9%         8%       +1%
U.S. Mid-Cap Value Stocks              7%        11%       -4%
REITs                                  5%         6%       -1%
U.S. Small-Cap Growth Stocks           4%         4%        0%
U.S. Small-Cap Value Stocks            3%         4%       -1%
Convertible Securities                 1%         1%        0%
Mortgage- & Asset-Backed Bonds         7%         8%       -1%
High-Yield Corporate Bonds             3%         3%        0%
Investment-Grade Corporate Bonds       2%         2%        0%
U.S. Government Securities             1%         1%        0%
Cash Equivalents                       4%         4%        0%

(3)  May not reflect the current portfolio composition.

(4)  Based on estimated earnings.

(5)  Does not reflect portfolio turnover of the underlying WM Funds.

(6) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 12/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Note: For information about the underlying WM Funds of the VT SAM Portfolios, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(GRAPHIC) VT Strategic Growth Portfolio

ANNUAL TOTAL RETURNS (1)
Class 1 shares
(Calendar Year)

2005     7.71%
2004    12.83%
2003    33.07%
2002   -20.53%
2001    -6.25%
2000    -3.73%
1999    47.95%
1998    26.19%

INVESTMENT STRATEGY

As of December 31, 2005, the WM VT Strategic Asset Management (SAM) Strategic Growth Portfolio was diversified among 10 funds representing 11 major asset classes. The Portfolio held a 93%/7% equity-to-fixed-income ratio at the end of the year.

Among all underlying WM VT equity funds, the WM VT International Growth Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in Japanese equities and emerging market equities were the primary drivers of performance. On the downside, the Fund's underweighting in the energy sector detracted from returns. The Portfolio also benefited from the contribution of the WM VT Equity Income Fund. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. In contrast, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2005

                           1-Year   5-Year   Since Inception   Inception Date
                           ------   ------   ---------------   --------------
CLASS 1 SHARES              7.71%    3.80%        10.29%            6/3/97
CLASS 2 SHARES              7.47%      --          7.49%           11/6/01
S&P 500(2)                  4.91%    0.54%         6.23%
Russell 3000(R) Index(2)    6.12%    1.58%         6.74%

VALUE OF A $10,000 INVESTMENT (1) JUNE 3, 1997 - DECEMBER 31, 2005

                              (PERFORMANCE GRAPH)

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT STRATEGIC
            GROWTH
 DATE      PORTFOLIO
 ----    ------------
May-97      10,000
Jun-97      10,320
Jul-97      10,970
Aug-97      10,550
Sep-97      11,041
Oct-97      10,610
Nov-97      10,630
Dec-97      10,700
Jan-98      10,861
Feb-98      11,711
Mar-98      12,171
Apr-98      12,361
May-98      12,061
Jun-98      12,411
Jul-98      12,170
Aug-98      10,424

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT STRATEGIC
            GROWTH
 DATE      PORTFOLIO
 ----    ------------
Sep-98      11,005
Oct-98      11,637
Nov-98      12,390
Dec-98      13,504
Jan-99      14,256
Feb-99      13,794
Mar-99      14,646
Apr-99      15,429
May-99      15,137
Jun-99      16,039
Jul-99      15,744
Aug-99      15,755
Sep-99      15,878
Oct-99      16,704
Nov-99      17,804
Dec-99      19,976
Jan-00      19,639
Feb-00      20,923
Mar-00      21,697
Apr-00      20,617
May-00      20,015
Jun-00      20,595
Jul-00      20,130
Aug-00      21,442
Sep-00      20,677
Oct-00      20,408
Nov-00      18,661
Dec-00      19,230
Jan-01      20,522
Feb-01      18,827
Mar-01      17,649
Apr-01      19,054
May-01      19,395

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT STRATEGIC
            GROWTH
 DATE      PORTFOLIO
 ----    ------------
Jun-01      19,453
Jul-01      18,871
Aug-01      18,016
Sep-01      16,132
Oct-01      16,592
Nov-01      17,600
Dec-01      18,028
Jan-02      17,458
Feb-02      16,966
Mar-02      17,897
Apr-02      17,031
May-02      16,900
Jun-02      15,824
Jul-02      14,464
Aug-02      14,522
Sep-02      13,254
Oct-02      14,123
Nov-02      15,014
Dec-02      14,329
Jan-03      14,078
Feb-03      13,828
Mar-03      13,851
Apr-03      14,879
May-03      15,929
Jun-03      16,186
Jul-03      16,534
Aug-03      16,939
Sep-03      16,915
Oct-03      17,912
Nov-03      18,236
Dec-03      19,069
Jan-04      19,532
Feb-04      19,798

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2005
CLASS 1 SHARES

            10,000

         VT STRATEGIC
            GROWTH
 DATE      PORTFOLIO
 ----    ------------
Mar-04      19,693
Apr-04      19,207
May-04      19,416
Jun-04      19,894
Jul-04      19,136
Aug-04      19,241
Sep-04      19,580
Oct-04      19,883
Nov-04      20,804
Dec-04      21,515
Jan-05      20,932
Feb-05      21,353
Mar-05      21,050
Apr-05      20,677
May-05      21,388
Jun-05      21,626
Jul-05      22,471
Aug-05      22,388
Sep-05      22,458
Oct-05      22,163
Nov-05      23,021
Dec-05      23,173

                                                     PORTFOLIO MANAGER (GRAPHIC)
                                                     Asset Allocation Team
                                                     WM Advisors, Inc.

The Portfolio also benefited from its allocation to the WM High Yield Fund, which dramatically outperformed all other WM fixed-income funds. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance.

During the year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform U.S. small- and mid-cap value stocks over the next market cycle. The Portfolio also slightly increased its allocation to foreign stocks, while its exposures to high-yield bonds and convertible securities were unchanged.

Looking forward, we anticipate that economic growth for 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect high-yield issues to continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2005

Equity/Fixed-Income Allocation:(3)                   93% Equity/7% Fixed-Income
Weighted Average Market Capitalization (equities):   $60.7 billion
Weighted Average P/E (equities):(4)                  17.0
Beta:                                                0.99
Portfolio Standard Deviation:                        9.16
S&P 500 Standard Deviation:                          10.43
Portfolio Turnover (for fiscal year):(5)             9%
Aggregate Portfolio Turnover (for fiscal year):(6)   57%
Number of Securities:(7)                             1,160
Total Net Assets:                                    $185.4 million

PORTFOLIO COMPOSITION (3)

                                 As of      As of
Asset Class                    12/31/05   12/31/04   Change
-----------                    --------   --------   ------
U.S. Large-Cap Value Stocks       25%        24%       +1%
U.S. Large-Cap Growth Stocks      24%        21%       +3%
U.S. Mid-Cap Growth Stocks        11%         9%       +2%
Foreign Stocks                    10%         9%       +1%
U.S. Mid-Cap Value Stocks          8%        13%       -5%
REITs                              5%         6%       -1%
U.S. Small-Cap Growth Stocks       5%         5%        0%
U.S. Small-Cap Value Stocks        4%         5%       -1%
Convertible Securities             1%         1%        0%
High-Yield Corporate Bonds         3%         3%        0%
Cash Equivalents                   4%         4%        0%

(3)  May not reflect the current portfolio composition.

(4)  Based on estimated earnings.

(5)  Does not reflect portfolio turnover of the underlying WM Funds.

(6) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 12/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Note: For information about the underlying WM Funds of the VT SAM Portfolios, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(GRAPHIC) Glossary

DEFINITIONS OF INDICES

CAPITAL MARKET BENCHMARK:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: VT Flexible Income Portfolio:20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index; VT Conservative Balanced Portfolio:40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index; VT Balanced Portfolio:60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index; and VT Conservative Growth Portfolio:80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index.

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class 1 shares for the three-year period ended 12/31/05. Source: Lipper, Inc.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 12/31/05, and Portfolio results are for Class 1 shares. Sources: Ibbotson Associates and Lipper, Inc.

Expense Information

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

As a shareholder of the VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Balanced Portfolio, VT Conservative Growth Portfolio or VT Strategic Growth Portfolio (collectively, the "Portfolios"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not include expenses of Class 1 shares of various funds in the WM Group of Funds and Class I shares of the WM High Yield Fund (collectively, the "Underlying Funds") (see Notes to Financial Statements - note 1). An example including expenses of the Underlying Funds appears on the following page. Also note expenses shown below and on the following page do not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                     HYPOTHETICAL
                                               ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                     ----------------------------------   ----------------------------------
                                                              EXPENSES                             EXPENSES
                                     BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                      ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                       VALUE       VALUE      7/1/05 -      VALUE       VALUE      7/1/05 -    EXPENSE
                                       7/1/05    12/31/05     12/31/05      7/1/05    12/31/05     12/31/05     RATIO
                                     ---------   --------   -----------   ---------   --------   -----------   -------
VT Flexible Income Portfolio
Class 1 ..........................     $1,000     $1,020       $1.58        $1,000     $1,024       $1.58       0.31%
Class 2 ..........................      1,000      1,017        2.85         1,000      1,022        2.85       0.56%

VT Conservative Balanced Portfolio
Class 1 ..........................     $1,000     $1,033       $2.10        $1,000     $1,023       $2.09       0.41%
Class 2 ..........................      1,000      1,033        3.38         1,000      1,022        3.36       0.66%

VT Balanced Portfolio
Class 1 ..........................     $1,000     $1,050       $1.50        $1,000     $1,024       $1.48       0.29%
Class 2 ..........................      1,000      1,048        2.79         1,000      1,022        2.75       0.54%

VT Conservative Growth Portfolio
Class 1 ..........................     $1,000     $1,063       $1.51        $1,000     $1,024       $1.48       0.29%
Class 2 ..........................      1,000      1,061        2.81         1,000      1,022        2.75       0.54%

VT Strategic Growth Portfolio
Class 1 ..........................     $1,000     $1,072       $1.67        $1,000     $1,024       $1.63       0.32%
Class 2 ..........................      1,000      1,070        2.97         1,000      1,022        2.91       0.57%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of the Underlying Funds, based upon expenses shown in the table above for each Portfolio and corresponding expenses for each Underlying Fund's Class 1 shares or Class I shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at December 31, 2005. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.

                                                                                     HYPOTHETICAL
                                               ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                     ----------------------------------   ----------------------------------
                                                             ESTIMATED                            ESTIMATED
                                                             AGGREGATE                            AGGREGATE
                                                              EXPENSES                             EXPENSES
                                     BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                      ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                       VALUE       VALUE      7/1/05 -      VALUE       VALUE      7/1/05 -    EXPENSE
                                       7/1/05    12/31/05     12/31/05      7/1/05    12/31/05     12/31/05     RATIO
                                     ---------   --------   -----------   ---------   --------   -----------   -------
VT Flexible Income Portfolio
Class 1 ..........................     $1,000     $1,020       $4.58        $1,000     $1,021       $4.58       0.90%
Class 2 ..........................      1,000      1,017        5.85         1,000      1,019        5.85       1.15%

VT Conservative Balanced Portfolio
Class 1 ..........................     $1,000     $1,033       $5.38        $1,000     $1,020       $5.35       1.05%
Class 2 ..........................      1,000      1,033        6.66         1,000      1,019        6.61       1.30%

VT Balanced Portfolio
Class 1 ..........................     $1,000     $1,050       $5.06        $1,000     $1,020       $4.99       0.98%
Class 2 ..........................      1,000      1,048        6.35         1,000      1,019        6.26       1.23%

VT Conservative Growth Portfolio
Class 1 ..........................     $1,000     $1,063       $5.51        $1,000     $1,020       $5.40       1.06%
Class 2 ..........................      1,000      1,061        6.81         1,000      1,019        6.67       1.31%

VT Strategic Growth Portfolio
Class 1 ..........................     $1,000     $1,072       $5.90        $1,000     $1,020       $5.75       1.13%
Class 2 ..........................      1,000      1,070        7.20         1,000      1,018        7.02       1.38%

* Expenses are equal to each Portfolio's estimated aggregate annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolios of Investments

VT FLEXIBLE INCOME PORTFOLIO
December 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
----------                                                              --------
INVESTMENT COMPANY SECURITIES -- 99.7%
EQUITY FUNDS -- 24.6%
   547,034 WM VT Equity Income Fund .................................   $  9,650
   760,594 WM VT Growth & Income Fund ...............................     14,116
 1,036,478 WM VT Growth Fund ........................................     14,428
   377,469 WM VT Mid Cap Stock Fund .................................      6,545
   141,032 WM VT REIT Fund ..........................................      2,467
   236,325 WM VT Small Cap Growth Fund+ .............................      2,288
   208,864 WM VT Small Cap Value Fund ...............................      2,596
   119,776 WM VT West Coast Equity Fund .............................      2,640
                                                                        --------
           Total Equity Funds
              (Cost $39,757) ........................................     54,730
                                                                        --------
FIXED-INCOME FUNDS -- 75.1%
 1,805,863 WM High Yield Fund .......................................     15,115
 5,155,428 WM VT Income Fund ........................................     55,111
10,430,495 WM VT Short Term Income Fund .............................     26,285
 6,774,786 WM VT U.S. Government Securities Fund ....................     70,932
                                                                        --------
           Total Fixed-Income Funds
              (Cost $163,399) .......................................    167,443
                                                                        --------
           Total Investment Company Securities
              (Cost $203,156) .......................................    222,173
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT -- 0.2%
   (Cost $510)
   $510   Agreement with Morgan Stanley, 2.920%
             dated 12/30/2005, to be repurchased at
             $510,000 on 01/03/2006 (Collateralized by U.S.
             Treasury Notes, having various interest rates
             and maturities, market value $526,000) .........                510
                                                                        --------
TOTAL INVESTMENTS (Cost $203,666*) ..........................    99.9%   222,683
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1        171
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $222,854
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $204,610.

+    Non-income producing security.

VT CONSERVATIVE BALANCED PORTFOLIO
December 31, 2005

                                                                          VALUE
  SHARES                                                                  (000S)
---------                                                                -------
INVESTMENT COMPANY SECURITIES -- 99.6%
EQUITY FUNDS -- 43.5%
  362,859 WM VT Equity Income Fund ...................................   $ 6,401
  359,940 WM VT Growth & Income Fund .................................     6,680
  497,878 WM VT Growth Fund ..........................................     6,930
  232,848 WM VT International Growth Fund ............................     3,446
  145,531 WM VT Mid Cap Stock Fund ...................................     2,523
   89,070 WM VT REIT Fund ............................................     1,558
   80,173 WM VT Small Cap Growth Fund+ ...............................       776
   85,729 WM VT Small Cap Value Fund .................................     1,066
  124,137 WM VT West Coast Equity Fund ...............................     2,736
                                                                         -------
          Total Equity Funds
             (Cost $25,400) ..........................................    32,116
                                                                         -------
FIXED-INCOME FUNDS -- 56.1%
  505,053 WM High Yield Fund .........................................     4,227
1,235,213 WM VT Income Fund ..........................................    13,205
1,649,577 WM VT Short Term Income Fund ...............................     4,157
1,888,452 WM VT U. S. Government Securities Fund .....................    19,772
                                                                         -------
          Total Fixed-Income Funds
             (Cost $40,892) ..........................................    41,361
                                                                         -------
          Total Investment Company Securities
             (Cost $66,292) ..........................................    73,477
                                                                         -------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $251)
   $251   Agreement with Morgan Stanley, 2.920%
             dated 12/30/2005, to be repurchased at $251,000
             on 01/03/2006 (Collateralized by U.S.
             Treasury Notes, having various interest rates
             and maturities, market value $259,000) .........                251
                                                                         -------
TOTAL INVESTMENTS (Cost $66,543*) ...........................    99.9%    73,728
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1         74
                                                                -----    -------
NET ASSETS ..................................................   100.0%   $73,802
                                                                =====    =======

----------
*    Aggregate cost for federal tax purposes is $67,352.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolios of Investments

VT BALANCED PORTFOLIO
December 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
----------                                                              --------
INVESTMENT COMPANY SECURITIES -- 99.3%
EQUITY FUNDS -- 65.5%
 4,306,908 WM VT Equity Income Fund .................................   $ 75,974
 4,889,128 WM VT Growth & Income Fund ...............................     90,742
 7,007,779 WM VT Growth Fund ........................................     97,548
 2,833,608 WM VT International Growth Fund ..........................     41,937
 2,178,619 WM VT Mid Cap Stock Fund .................................     37,777
 1,291,701 WM VT REIT Fund ..........................................     22,592
 1,272,774 WM VT Small Cap Growth Fund+ .............................     12,321
 1,273,250 WM VT Small Cap Value Fund ...............................     15,827
 1,719,227 WM VT West Coast Equity Fund .............................     37,892
                                                                        --------
           Total Equity Funds
              (Cost $335,279) .......................................    432,610
                                                                        --------
FIXED-INCOME FUNDS -- 33.8%
 3,703,837 WM High Yield Fund .......................................     31,001
 6,675,505 WM VT Income Fund ........................................     71,361
 2,766,994 WM VT Short Term Income Fund .............................      6,973
10,918,628 WM VT U.S. Government Securities Fund ....................    114,318
                                                                        --------
           Total Fixed-Income Funds
              (Cost $211,564) .......................................    223,653
                                                                        --------
           Total Investment Company Securities
              (Cost $546,843) .......................................    656,263
                                                                        --------

PRINCIPAL
  AMOUNT
 (000S)
---------
REPURCHASE AGREEMENT -- 0.7%
   (Cost $4,757)
  $4,757  Agreement with Morgan Stanley, 2.920%
             dated 12/30/2005, to be repurchased at
             $4,759,000 on 01/03/2006 (Collateralized by
             U.S. Treasury Notes, having various interest
             rates and maturities, market value
             $4,909,000) ....................................              4,757
                                                                        --------
TOTAL INVESTMENTS (Cost $551,600*) ..........................   100.0%   661,020
OTHER ASSETS (LIABILITIES) (NET) ............................     0.0       (302)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $660,718
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $563,176.

+    Non-income producing security.

VT CONSERVATIVE GROWTH PORTFOLIO
December 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
INVESTMENT COMPANY SECURITIES -- 99.7%
EQUITY FUNDS -- 85.2%
3,315,857 WM VT Equity Income Fund ..................................   $ 58,492
3,730,874 WM VT Growth & Income Fund ................................     69,245
5,159,481 WM VT Growth Fund .........................................     71,820
2,357,248 WM VT International Growth Fund ...........................     34,887
1,588,644 WM VT Mid Cap Stock Fund ..................................     27,547
  930,580 WM VT REIT Fund ...........................................     16,276
1,055,695 WM VT Small Cap Growth Fund+ ..............................     10,219
1,003,307 WM VT Small Cap Value Fund ................................     12,471
1,344,301 WM VT West Coast Equity Fund ..............................     29,628
                                                                        --------
          Total Equity Funds
             (Cost $269,827) ........................................    330,585
                                                                        --------
FIXED-INCOME FUNDS -- 14.5%
1,333,843 WM High Yield Fund ........................................     11,164
1,457,818 WM VT Income Fund .........................................     15,584
2,834,152 WM VT U.S. Government Securities Fund .....................     29,674
                                                                        --------
          Total-Fixed Income Funds
             (Cost $52,626) .........................................     56,422
                                                                        --------
          Total Investment Company Securities
             (Cost $322,453) ........................................    387,007
                                                                        --------

PRINCIPAL
  AMOUNT
 (000S)
---------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $1,088)
  $1,088  Agreement with Morgan Stanley, 2.920% dated
             12/30/2005, to be repurchased at $1,088,000 on
             01/03/2006 (Collateralized by U.S. Treasury
             Notes, having various interest rates and
             maturities, market value $1,123,000) ...........              1,088
                                                                        --------
TOTAL INVESTMENTS (Cost $323,541*) ..........................   100.0%   388,095
OTHER ASSETS (LIABILITIES) (NET) ............................     0.0        (55)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $388,040
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $332,933.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolio of Investments

VT STRATEGIC GROWTH PORTFOLIO
December 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
  ------                                                                --------
INVESTMENT COMPANY SECURITIES -- 99.7%
EQUITY FUNDS -- 95.3%
1,646,190 WM VT Equity Income Fund ..................................   $ 29,039
1,992,668 WM VT Growth & Income Fund ................................     36,984
2,805,555 WM VT Growth Fund .........................................     39,053
1,276,637 WM VT International Growth Fund ...........................     18,894
  953,902 WM VT Mid Cap Stock Fund ..................................     16,541
  442,216 WM VT REIT Fund ...........................................      7,734
  579,942 WM VT Small Cap Growth Fund+ ..............................      5,614
  509,152 WM VT Small Cap Value Fund ................................      6,329
  748,713 WM VT West Coast Equity Fund ..............................     16,501
                                                                        --------
          Total Equity Funds
             (Cost $146,787) ........................................    176,689
                                                                        --------
FIXED-INCOME FUND -- 4.4%
   (Cost $7,619)
  964,366 WM High Yield Fund ........................................      8,072
                                                                        --------
          Total Investment Company Securities
               (Cost $154, 406) .....................................    184,761
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT -- 0.1%
   (Cost $298)
   $298   Agreement with Morgan Stanley,
          2.920% dated 12/30/2005, to be
          repurchased at $298,000 on
          01/03/2006 (Collateralized by U.S.
          Treasury Notes, having various
          interest rates and maturities,
          market value $308,000) ............................                298
                                                                        --------
TOTAL INVESTMENTS (Cost $154,704*) ..........................    99.8%   185,059
OTHER ASSETS (LIABILITIES) (NET) ............................     0.2        320
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $185,379
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $159,157.

+    Non-income producing security.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
December 31, 2005
(In thousands)

                                                                          VT                           VT            VT
                                                       VT FLEXIBLE   CONSERVATIVE                 CONSERVATIVE   STRATEGIC
                                                          INCOME       BALANCED     VT BALANCED      GROWTH        GROWTH
                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                       -----------   ------------   -----------   ------------   ---------
ASSETS:
Investments, at cost ...............................    $203,666       $66,543       $551,600       $323,541      $154,704
                                                        ========       =======       ========       ========      ========
Investments, at value ..............................    $222,683       $73,728       $661,020       $388,095      $185,059
Receivable for Portfolio shares sold ...............         306           133            469            377           450
Prepaid expenses and other assets ..................           2             1              3              3             1
                                                        --------       -------       --------       --------      --------
   Total Assets ....................................     222,991        73,862        661,492        388,475       185,510
                                                        --------       -------       --------       --------      --------
LIABILITIES:
Payable for Portfolio shares redeemed ..............          21             3            486            259            33
Investment advisory fee payable ....................          19             6             56             33            16
Administration fee payable .........................          28             9             84             50            24
Distribution fees payable ..........................          17             6             42             19            10
Accrued legal and audit fees .......................          25            25             27             26            25
Accrued printing and postage expenses ..............          26            10             78             47            22
Accrued expenses and other payables ................           1             1              1              1             1
                                                        --------       -------       --------       --------      --------
   Total Liabilities ...............................         137            60            774            435           131
                                                        --------       -------       --------       --------      --------
NET ASSETS. ........................................    $222,854       $73,802       $660,718       $388,040      $185,379
                                                        ========       =======       ========       ========      ========
NET ASSETS CONSIST OF:
Undistributed net investment income ................    $  8,185       $ 1,989       $ 14,964       $  6,081         2,044
Accumulated net realized loss
   on investment transactions ......................        (841)         (650)       (25,981)       (37,252)      (14,391)
Net unrealized appreciation of investments .........      19,017         7,185        109,420         64,554        30,355
Paid-in capital ....................................     196,493        65,278        562,315        354,657       167,371
                                                        --------       -------       --------       --------      --------
   Total Net Assets ................................    $222,854       $73,802       $660,718       $388,040      $185,379
                                                        ========       =======       ========       ========      ========
NET ASSETS:
Class 1 Shares .....................................    $143,367       $43,818       $462,438       $293,378      $136,966
                                                        ========       =======       ========       ========      ========
Class 2 Shares .....................................    $ 79,487       $29,984       $198,280       $ 94,662      $ 48,413
                                                        ========       =======       ========       ========      ========
SHARES OUTSTANDING:
Class 1 Shares .....................................      10,185         3,631         27,658         16,440         6,939
                                                        ========       =======       ========       ========      ========
Class 2 Shares .....................................       5,685         2,502         11,935          5,339         2,465
                                                        ========       =======       ========       ========      ========
CLASS 1 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding ........    $  14.08       $ 12.07       $  16.72       $  17.85      $  19.74
                                                        ========       =======       ========       ========      ========
CLASS 2 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding ........    $  13.98       $ 11.98       $  16.61       $  17.73      $  19.64
                                                        ========       =======       ========       ========      ========

----------
*    Net asset values are not shown in thousands

                       See Notes to Financial Statements.

Statements of Operations

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended December 31, 2005

(In thousands)

                                                  VT FLEXIBLE   VT CONSERVATIVE                 VT CONSERVATIVE   VT STRATEGIC
                                                     INCOME         BALANCED      VT BALANCED        GROWTH          GROWTH
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  -----------   ---------------   -----------   ---------------   ------------
INVESTMENT INCOME:
Dividends from investment company securities ..     $ 8,881          $2,227         $15,987         $ 6,575          $ 2,247
Interest ......................................          14              12             218              11               20
                                                    -------          ------         -------         -------          -------
   Total investment income ....................       8,895           2,239          16,205           6,586            2,267
                                                    -------          ------         -------         -------          -------

EXPENSES:
Investment advisory fee .......................         220              66             636             375              172
Administration fee ............................         330             100             955             563              257
Class 2 Shares distribution fees ..............         184              61             449             207              102
Custodian fees ................................           3               3               3               3                2
Legal and audit fees ..........................          27              23              36              31               26
Registration and filing fees ..................          29              29              30              30               31
Trustees' fees ................................           4               1              13               8                3
Printing and postage expenses .................          40              23             103              58               35
Other .........................................           8               4              20              13                6
                                                    -------          ------         -------         -------          -------
   Total expenses .............................         845             310           2,245           1,288              634
Fees reduced by custodian credits .............          --*             --*             --*             --*              --*
                                                    -------          ------         -------         -------          -------
   Net expenses ...............................         845             310           2,245           1,288              634
                                                    -------          ------         -------         -------          -------
NET INVESTMENT INCOME .........................       8,050           1,929          13,960           5,298            1,633
                                                    -------          ------         -------         -------          -------

NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment
   transactions ...............................        (438)           (107)          1,400          (9,831)          (1,690)
Capital gain distributions received ...........         639             259           4,091           3,091            1,761
Net change in unrealized appreciation/
   depreciation of investments ................      (1,105)            926          17,751          26,819           11,390
                                                    -------          ------         -------         -------          -------
Net realized and unrealized gain/(loss) on
   investments ................................        (904)          1,078          23,242          20,079           11,461
                                                    -------          ------         -------         -------          -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................     $ 7,146          $3,007         $37,202         $25,377          $13,094
                                                    =======          ======         =======         =======          =======

----------
*    Amount represents less than $500.

                      See Notes to Financial Statements.

Statements of Changes in Net Assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(In thousands)

                                                   VT FLEXIBLE             VT CONSERVATIVE
                                                 INCOME PORTFOLIO         BALANCED PORTFOLIO      VT BALANCED PORTFOLIO
                                             -----------------------   -----------------------   -----------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
                                             ----------   ----------   ----------   ----------   ----------   ----------
OPERATIONS:
Net investment income ....................    $  8,050     $  7,170     $ 1,929      $ 1,513      $ 13,960     $ 11,820
Net realized gain/(loss) on investment
   transactions ..........................        (438)       1,040        (107)         100         1,400       (1,817)
Capital gain distributions received ......         639          113         259           42         4,091          693
Net change in unrealized appreciation/
   depreciation of investments ...........      (1,105)       4,230         926        2,632        17,751       45,389
                                              --------     --------     -------      -------      --------     --------
Net increase in net assets resulting
   from operations .......................       7,146       12,553       3,007        4,287        37,202       56,085

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income:
      Class 1 Shares .....................      (4,878)      (4,929)       (980)        (737)       (8,714)      (8,194)
      Class 2 Shares .....................      (2,294)      (1,693)       (534)        (297)       (3,132)      (2,224)
Net realized gains on investments:
      Class 1 Shares .....................        (186)          --          --           --            --           --
      Class 2 Shares .....................         (93)          --          --           --            --           --
Net increase/(decrease) in net assets from
   Portfolio share transactions:
      Class 1 Shares .....................      (5,428)       1,532       2,467        6,646       (22,572)      13,188
      Class 2 Shares .....................      11,780       31,560       8,539       10,676        26,056       62,119
                                              --------     --------     -------      -------      --------     --------
Net increase in net assets ...............       6,047       39,023      12,499       20,575        28,840      120,974

NET ASSETS:
Beginning of year ........................     216,807      177,784      61,303       40,728       631,878      510,904
                                              --------     --------     -------      -------      --------     --------
End of year ..............................    $222,854     $216,807     $73,802      $61,303      $660,718     $631,878
                                              ========     ========     =======      =======      ========     ========
Undistributed net investment income
   at end of year ........................    $  8,185     $  7,162     $ 1,989      $ 1,512      $ 14,964     $ 11,823
                                              ========     ========     =======      =======      ========     ========

TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ..........................    $  7,173     $  6,622     $ 1,514      $ 1,034      $ 11,846     $ 10,418
Long-term capital gains ..................         278           --          --           --            --           --
                                              --------     --------     -------      -------      --------     --------
Total ....................................    $  7,451     $  6,622     $ 1,514      $ 1,034      $ 11,846     $ 10,418
                                              ========     ========     =======      =======      ========     ========

                       See Notes to Financial Statements.

    VT CONSERVATIVE             VT STRATEGIC
    GROWTH PORTFOLIO          GROWTH PORTFOLIO
-----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 12/31/05     12/31/04     12/31/05     12/31/04
----------   ----------   ----------   ----------
 $  5,298     $  4,581     $  1,633     $  1,061
   (9,831)      (3,295)      (1,690)      (3,320)
    3,091          564        1,761          294
   26,819       37,392       11,390       19,805
 --------     --------     --------     --------
   25,377       39,242       13,094       17,840
   (3,689)      (3,986)        (868)        (773)
     (914)        (737)        (207)        (137)
       --           --           --           --
       --           --           --           --
  (26,037)      (8,954)      (2,087)      11,273
   15,889       27,108       11,249       16,152
 --------     --------     --------     --------
   10,626       52,673       21,181       44,355
  377,414      324,741      164,198      119,843
 --------     --------     --------     --------
 $388,040     $377,414     $185,379     $164,198
 ========     ========     ========     ========
 $  6,081     $  4,594     $  2,044     $  1,070
 ========     ========     ========     ========
 $  4,603     $  4,723     $  1,075     $    910
       --           --           --           --
 --------     --------     --------     --------
 $  4,603     $  4,723     $  1,075     $    910
 ========     ========     ========     ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(In thousands)

                                                  VT FLEXIBLE             VT CONSERVATIVE
                                                INCOME PORTFOLIO         BALANCED PORTFOLIO      VT BALANCED PORTFOLIO
                                            -----------------------   -----------------------   -----------------------
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             12/31/05     12/31/04     12/31/05     12/31/04     12/31/05     12/31/04
                                            ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
CLASS 1:
   Sold .................................    $ 12,734     $ 22,582     $ 9,437      $12,881      $ 29,514     $ 54,025
   Issued as reinvestment of dividends ..       5,064        4,929         980          737         8,714        8,194
   Redeemed .............................     (23,226)     (25,979)     (7,950)      (6,972)      (60,800)     (49,031)
                                             --------     --------     -------      -------      --------     --------
   Net increase/(decrease) ..............    $ (5,428)    $  1,532     $ 2,467      $ 6,646      $(22,572)    $ 13,188
                                             ========     ========     =======      =======      ========     ========

CLASS 2:
   Sold .................................    $ 17,886     $ 31,697     $11,296      $12,072      $ 39,460     $ 64,500
   Issued as reinvestment of dividends ..       2,387        1,693         534          297         3,132        2,224
   Redeemed .............................      (8,493)      (1,830)     (3,291)      (1,693)      (16,536)      (4,605)
                                             --------     --------     -------      -------      --------     --------
   Net increase .........................    $ 11,780     $ 31,560     $ 8,539      $10,676      $ 26,056     $ 62,119
                                             ========     ========     =======      =======      ========     ========

SHARES
CLASS 1:
   Sold .................................         911        1,639         799        1,140         1,831        3,563
   Issued as reinvestment of dividends ..         367          370          84           67           546          551
   Redeemed .............................      (1,664)      (1,892)       (674)        (618)       (3,774)      (3,234)
                                             --------     --------     -------      -------      --------     --------
   Net increase/(decrease) ..............        (386)         117         209          589        (1,397)         880
                                             ========     ========     =======      =======      ========     ========

CLASS 2:
   Sold .................................       1,289        2,312         963        1,074         2,461        4,281
   Issued as reinvestment of dividends ..         174          127          46           27           197          150
   Redeemed .............................        (611)        (134)       (280)        (150)       (1,032)        (305)
                                             --------     --------     -------      -------      --------     --------
   Net increase .........................         852        2,305         729          951         1,626        4,126
                                             ========     ========     =======      =======      ========     ========

                                                 VT CONSERVATIVE             VT STRATEGIC
                                                 GROWTH PORTFOLIO          GROWTH PORTFOLIO
                                             -----------------------   -----------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              12/31/05     12/31/04     12/31/05     12/31/04
                                             ----------   ----------   ----------   ----------
AMOUNT
CLASS 1:
   Sold ..................................    $ 16,106     $ 28,188     $ 18,421     $ 27,082
   Issued as reinvestment of dividends ...       3,689        3,986          868          773
   Redeemed ..............................     (45,832)     (41,128)     (21,376)     (16,582)
                                              --------     --------     --------     --------
   Net increase/(decrease) ...............    $(26,037)    $ (8,954)    $ (2,087)    $ 11,273
                                              ========     ========     ========     ========

CLASS 2:
   Sold ..................................    $ 23,764     $ 30,924     $ 16,216     $ 18,524
   Issued as reinvestment of dividends ...         914          737          207          137
   Redeemed ..............................      (8,789)      (4,553)      (5,174)      (2,509)
                                              --------     --------     --------     --------
   Net increase ..........................    $ 15,889     $ 27,108     $ 11,249     $ 16,152
                                              ========     ========     ========     ========

SHARES
CLASS 1:
   Sold ..................................         947        1,792          989        1,598
   Issued as reinvestment of dividends ...         219          257           47           46
   Redeemed ..............................      (2,698)      (2,628)      (1,147)        (979)
                                              --------     --------     --------     --------
   Net increase/(decrease) ...............      (1,532)        (579)        (111)         665
                                              ========     ========     ========     ========
CLASS 2:
   Sold ..................................       1,410        1,980          876        1,100
   Issued as reinvestment of dividends ...          54           48           11            8
   Redeemed ..............................        (521)        (292)        (279)        (150)
                                              --------     --------     --------     --------
   Net increase ..........................         943        1,736          608          958
                                              ========     ========     ========     ========

                       See Notes to Financial Statements.

                       This Page Intentionally Left Blank.

Financial Highlights

For a Portfolio share outstanding throughout each period.

VT FLEXIBLE INCOME PORTFOLIO                                                                CLASS 1
----------------------------                                      -----------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002         2001
                                                                  --------     --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  14.10     $  13.71     $  12.41     $  12.23     $ 11.90
                                                                  --------     --------     --------     --------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.52(6)      0.51(6)      0.56(6)      0.41(6)     0.17(6)
      Net realized and unrealized gain/(loss) on investments ..      (0.05)        0.35         1.08        (0.15)       0.40
                                                                  --------     --------     --------     --------     -------
      Total from investment operations ........................       0.47         0.86         1.64         0.26        0.57
                                                                  --------     --------     --------     --------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .................      (0.47)       (0.47)       (0.34)       (0.08)      (0.15)
      Dividends from net realized capital gains ...............      (0.02)          --           --           --       (0.09)
                                                                  --------     --------     --------     --------     -------
      Total distributions .....................................      (0.49)       (0.47)       (0.34)       (0.08)      (0.24)
                                                                  --------     --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  14.08     $  14.10     $  13.71     $  12.41     $ 12.23
                                                                  ========     ========     ========     ========     =======
TOTAL RETURN(2) ...............................................       3.41%        6.47%       13.30%        2.14%       4.84%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $143,367     $149,055     $143,283     $125,992     $90,860
      Ratio of operating expenses to average net assets(3) ....       0.30%        0.28%        0.30%        0.30%       0.33%
      Ratio of net investment income to average net assets ....       3.74%        3.67%        4.33%        3.37%       1.43%
      Portfolio turnover rate .................................          5%           5%           4%           9%          1%
      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ............       0.30%        0.28%        0.30%        0.30%       0.33%

VT CONSERVATIVE BALANCED PORTFOLIO                                                        CLASS 1
----------------------------------                                -------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005        2004        2003        2002        2001
                                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $ 11.82     $ 11.15     $  9.73     $ 10.04     $  9.90
                                                                  -------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.35(6)     0.34(6)     0.36(6)     0.31(6)     0.13
      Net realized and unrealized gain/(loss) on investments ..      0.18        0.56        1.29       (0.54)       0.10
                                                                  -------     -------     -------     -------     -------
      Total from investment operations ........................      0.53        0.90        1.65       (0.23)       0.23
                                                                  -------     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .................     (0.28)      (0.23)      (0.23)      (0.07)      (0.09)
      Dividends from net realized capital gains ...............        --          --          --       (0.01)         --
                                                                  -------     -------     -------     -------     -------
      Total distributions .....................................     (0.28)      (0.23)      (0.23)      (0.08)      (0.09)
                                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $ 12.07     $ 11.82     $ 11.15     $  9.73     $ 10.04
                                                                  =======     =======     =======     =======     =======
TOTAL RETURN(2) ...............................................      4.59%       8.21%      17.09%      (2.26)%      2.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $43,818     $40,458     $31,600     $20,759     $14,221
      Ratio of operating expenses to average net assets(3) ....      0.38%       0.33%       0.31%       0.30%       0.41%
      Ratio of net investment income to average net assets ....      3.00%       3.02%       3.48%       3.20%       1.36%
      Portfolio turnover rate .................................         4%          1%          6%          9%          2%
      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ............      0.38%       0.33%       0.36%       0.41%       0.53%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

                       See Notes to Financial Statements.

                        CLASS 2
------------------------------------------------------
  2005        2004        2003       2002      2001(5)
-------     -------     -------     ------     -------
$ 14.02     $ 13.65     $ 12.38     $12.23     $12.18
-------     -------     -------     ------     ------

   0.49(6)     0.47(6)     0.53(6)    0.38(6)    0.02(6)
  (0.07)       0.36        1.07      (0.15)      0.03
-------     -------     -------     ------     ------
   0.42        0.83        1.60       0.23       0.05
-------     -------     -------     ------     ------

  (0.44)      (0.46)      (0.33)     (0.08)        --
  (0.02)         --          --         --         --
-------     -------     -------     ------     ------
  (0.46)      (0.46)      (0.33)     (0.08)        --
-------     -------     -------     ------     ------
$ 13.98     $ 14.02     $ 13.65     $12.38     $12.23
=======     =======     =======     ======     ======
   3.09%       6.24%      13.02%      1.89%      0.41%

$79,487     $67,752     $34,501     $9,416     $  182
   0.55%       0.53%       0.55%      0.55%      0.58%(7)
   3.49%       3.42%       4.08%      3.12%      1.18%(7)
      5%          5%          4%         9%         1%


   0.55%       0.53%       0.55%      0.55%      0.58%(7)

                        CLASS 2
------------------------------------------------------
  2005        2004       2003       2002      2001(5)
-------     -------     ------     ------     -------
$ 11.75     $ 11.11     $ 9.71     $10.04     $ 9.92
-------     -------     ------     ------     ------


   0.32(6)     0.31(6)    0.33(6)    0.29(6)    0.01
   0.17        0.55       1.29      (0.54)      0.11
-------     -------     ------     ------     ------
   0.49        0.86       1.62      (0.25)      0.12
-------     -------     ------     ------     ------

  (0.26)      (0.22)     (0.22)     (0.07)        --
     --          --         --      (0.01)        --
-------     -------     ------     ------     ------
  (0.26)      (0.22)     (0.22)     (0.08)        --
-------     -------     ------     ------     ------
$ 11.98     $ 11.75     $11.11     $ 9.71     $10.04
=======     =======     ======     ======     ======
   4.37%       7.88%     16.83%     (2.47)%     1.21%

$29,984     $20,845     $9,128     $2,244     $  205
   0.63%       0.58%      0.56%      0.55%      0.66%(7)
   2.75%       2.77%      3.23%      2.95%      1.11%(7)
      4%          1%         6%         9%         2%


   0.63%       0.58%      0.61%      0.66%      0.78%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Portfolio share outstanding throughout each period.

VT BALANCED PORTFOLIO                                                                        CLASS 1
---------------------                                             ------------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002         2001
                                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  16.08     $  14.88     $  12.42     $  13.91     $  14.50
                                                                  --------     --------     --------     --------     --------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.36(6)      0.32(6)      0.33(6)      0.32(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments ..       0.59         1.16         2.46        (1.53)       (0.15)
                                                                  --------     --------     --------     --------     --------
      Total from investment operations ........................       0.95         1.48         2.79        (1.21)        0.02
                                                                  --------     --------     --------     --------     --------

LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .................      (0.31)       (0.28)       (0.33)       (0.28)       (0.25)
      Dividends from net realized capital gains ...............         --           --           --           --        (0.36)
                                                                  --------     --------     --------     --------     --------
      Total distributions .....................................      (0.31)       (0.28)       (0.33)       (0.28)       (0.61)
                                                                  --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD ................................   $  16.72     $  16.08     $  14.88     $  12.42     $  13.91
                                                                  ========     ========     ========     ========     ========

TOTAL RETURN(2) ...............................................       6.01%       10.12%       22.74%       (8.78)%       0.13%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $462,438     $467,076     $419,273     $334,605     $354,082
      Ratio of operating expenses to average net assets(3) ....       0.28%        0.28%        0.29%        0.29%        0.28%
      Ratio of net investment income to average net assets ....       2.26%        2.13%        2.50%        2.52%        1.22%
      Portfolio turnover rate .................................          4%           4%           7%          22%           8%
      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ............       0.28%        0.28%        0.29%        0.29%        0.28%

VT CONSERVATIVE GROWTH PORTFOLIO                                                             CLASS 1
--------------------------------                                  ------------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002         2001
                                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  16.89     $ 15.32      $  12.16     $  14.87     $  16.46
                                                                  --------     --------     --------     --------     --------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.25(6)      0.21(6)      0.23(6)      0.23(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments ..       0.93         1.58         3.23        (2.51)       (0.72)
                                                                  --------     --------     --------     --------     --------
      Total from investment operations .........................      1.18         1.79         3.46        (2.28)       (0.55)
                                                                  --------     --------     --------     --------     --------

   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .................      (0.22)       (0.22)       (0.30)       (0.41)       (0.61)
      Dividends from net realized capital gains ...............         --           --           --        (0.02)       (0.43)
                                                                  --------     --------     --------     --------     --------
      Total distributions .....................................      (0.22)       (0.22)       (0.30)       (0.43)       (1.04)
                                                                  --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD ................................   $  17.85     $  16.89      $ 15.32     $  12.16     $  14.87
                                                                  ========     ========     ========     ========     ========

TOTAL RETURN(2) ...............................................       7.04%       11.78%       28.74%      (15.52)%      (3.56)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $293,378     $303,584     $284,165     $229,564     $309,608
      Ratio of operating expenses to average net assets(3) ....       0.29%        0.28%        0.30%        0.29%        0.28%
      Ratio of net investment income to average net assets ....       1.47%        1.36%        1.75%        1.77%        1.11%
      Portfolio turnover rate .................................          9%          10%          11%          19%           7%

      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ............       0.29%        0.28%        0.30%        0.29%        0.28%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

                       See Notes to Financial Statements.

                         CLASS 2
---------------------------------------------------------
  2005         2004         2003        2002      2001(5)
--------     --------     -------     -------     -------
$  15.99     $  14.82     $ 12.39     $ 13.91      $13.52
--------     --------     -------     -------      ------

    0.32(6)      0.28(6)     0.30(6)     0.29(6)     0.02(6)
    0.58         1.16        2.45       (1.53)       0.37(7)
--------     --------     -------     -------      ------
    0.90         1.44        2.75       (1.24)       0.39
--------     --------     -------     -------       -----

   (0.28)       (0.27)      (0.32)      (0.28)         --
      --           --          --         --           --
--------     --------     -------     -------       -----
   (0.28)       (0.27)      (0.32)      (0.28)         --
--------     --------     -------     -------      ------
$  16.61     $  15.99     $ 14.82     $ 12.39      $13.91
========     ========     =======     =======      ======
    5.72%        9.83%      22.46%      (9.00)%      2.88%

$198,280     $164,802     $91,631     $31,335      $1,452
    0.53%        0.53%       0.54%       0.54%       0.53%(8)
    2.01%        1.88%       2.25%       2.27%       0.97%(8)
       4%           4%          7%        22%           8%

    0.53%        0.53%       0.54%       0.54%       0.53%(8)

                         CLASS 2
-------------------------------------------------------
  2005        2004        2003        2002      2001(5)
-------     -------     -------     -------     -------
$ 16.80     $ 15.25     $ 12.13     $ 14.87     $ 14.24
-------     -------     -------     -------     -------

   0.21(6)     0.17(6)     0.20(6)     0.19(6)     0.01(6)
   0.91        1.58        3.20       (2.50)       0.62(7)
-------     -------     -------     -------     -------
   1.12        1.75        3.40       (2.31)       0.63
-------     -------     -------     -------     -------

  (0.19)      (0.20)      (0.28)      (0.41)         --
     --          --          --       (0.02)         --
-------     -------     -------     -------     -------
  (0.19)      (0.20)      (0.28)      (0.43)         --
-------     -------     -------     -------     -------
$ 17.73     $ 16.80     $ 15.25     $ 12.13     $ 14.87
=======     =======     =======     =======     =======
   6.71%      11.58%      28.36%     (15.72)%      4.42%

$94,662     $73,830     $40,576     $14,610     $ 1,127
   0.54%       0.53%       0.55%       0.54%       0.53%(8)
   1.22%       1.11%       1.50%       1.52%       0.86%(8)
      9%         10%         11%         19%          7%

   0.54%       0.53%       0.55%       0.54%       0.53%(8)

                       See Notes to Financial Statements.

Financial Highlights

For a Portfolio share outstanding throughout each period.

VT STRATEGIC GROWTH PORTFOLIO                                                               CLASS 1
                                                                  ----------------------------------------------------------
YEARS ENDED DECEMBER 31                                             2005         2004         2003         2002        2001
                                                                  --------     --------     --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  18.45     $  16.46     $  12.55     $ 16.45     $ 18.61
                                                                  --------     --------     --------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.19(6)      0.14(6)      0.14(6)     0.15(6)     0.16(6)
      Net realized and unrealized gain/(loss) on investments ..       1.22         1.96         3.98       (3.47)      (1.27)
                                                                  --------     --------     --------     -------     -------
      Total from investment operations ........................       1.41         2.10         4.12       (3.32)      (1.11)
                                                                  --------     --------     --------     -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .................      (0.12)       (0.11)       (0.21)      (0.54)      (0.57)
      Dividends from net realized capital gains ...............         --           --           --       (0.04)      (0.48)
                                                                  --------     --------     --------     -------     -------
      Total distributions .....................................      (0.12)       (0.11)       (0.21)      (0.58)      (1.05)
                                                                  --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD ................................   $  19.74     $  18.45     $  16.46     $ 12.55     $ 16.45
                                                                  ========     ========     ========     =======     =======
TOTAL RETURN(2) ...............................................       7.71%       12.83%       33.07%     (20.53)%     (6.25)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .....................   $136,966     $130,069     $105,077     $73,936     $97,401
      Ratio of operating expenses to average net assets(3) ....       0.31%        0.29%        0.31%       0.32%       0.31%
      Ratio of net investment income to average net assets ....       1.01%        0.80%        0.99%       1.06%       0.95%
      Portfolio turnover rate .................................          9%           4%           9%         16%          5%
      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ............       0.31%        0.29%        0.31%       0.32%       0.31%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

                       See Notes to Financial Statements.

                        CLASS 2
-------------------------------------------------------
  2005        2004        2003        2002      2001(5)
-------     -------     -------     -------     -------
$ 18.38     $ 16.42     $ 12.54     $ 16.45     $15.54
-------     -------     -------     -------     ------
   0.14(6)     0.09(6)     0.10(6)     0.11(6)    0.01(6)
   1.22        1.97        3.98       (3.44)      0.90(7)
-------     -------     -------     -------     ------
   1.36        2.06        4.08       (3.33)      0.91
-------     -------     -------     -------     ------
  (0.10)      (0.10)      (0.20)      (0.54)        --
     --          --          --       (0.04)        --
-------     -------     -------     -------     ------
  (0.10)      (0.10)      (0.20)      (0.58)        --
-------     -------     -------     -------     ------
$ 19.64     $ 18.38     $ 16.42     $ 12.54     $16.45
=======     =======     =======     =======     ======
   7.47%      12.54%      32.76%     (20.59)%     5.86%
$48,413     $34,129     $14,766     $ 2,676     $  319
   0.56%       0.54%       0.56%       0.57%      0.56%(8)
   0.76%       0.55%       0.74%       0.81%      0.70%(8)
      9%          4%          9%         16%         5%
   0.56%       0.54%       0.56%       0.57%      0.56%(8)

                       See Notes to Financial Statements.

Notes to Financial Statements

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1.   ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds (each a "Fund" and collectively, the "Funds") and 5 portfolios (each a "Portfolio" and collectively, the "Portfolios"). The VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios are included in this report.

The Trust is autthorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company. At December 31, 2005, "The Washington Mutual Savings Plan" held approximately 27%, 18%, 8%, 11%, and 32% of the outstanding shares in the VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios, respectively.

Each of the Portfolios invests, within certain percentage ranges, in Class 1 Shares of various funds in the Trust and Class I shares of WM High Yield Fund (Collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Washington Mutual, serves as investment advisor to the Portfolios and the Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and the Underlying Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class 1 share or Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Advisor, acting under the supervision of the Portfolios' Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Portfolio are declared and paid annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At December 31, 2005, the following reclassifications have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                          INCREASE        DECREASE
                                        UNDISTRIBUTED    ACCUMULATED
                                       NET INVESTMENT   NET REALIZED
                                        INCOME/(LOSS)    GAIN/(LOSS)
NAME OF PORTFOLIO                          (000S)          (000S)
-----------------                      --------------   ------------
VT Flexible Income Portfolio........       $  145         $  (145)
VT Conservative Balanced Portfolio..           62             (62)
VT Balanced Portfolio...............        1,027          (1,027)
VT Conservative Growth Portfolio....          792            (792)
VT Strategic Growth Portfolio.......          416            (416)

The above reclassifications did not impact net assets and are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Portfolios based upon the relative average net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of the expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, the Advisor is entitled to a monthly fee at an annual rate of 0.100% of each Portfolio's average daily net assets up to $1 billion and 0.075% of each Portfolio's average daily net assets over $1 billion.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as administrator to the Portfolios. For its administrative services to the Portfolios, the Transfer Agent is entitled to a monthly fee at an annual rate of 0.150% of each Portfolio's average daily net assets up to $1 billion and 0.125% of each Portfolio's average daily net assets over $1 billion.

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolio's custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2005, are shown separately in the "Statements of Operations".

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by the Advisor, pays each Trustee a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Portfolios (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan, or any agreements related to the plan, respectively.

6. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended December 31, 2005, are as follows:

                                       PURCHASES     SALES
NAME OF PORTFOLIO                        (000S)     (000S)
-----------------                      ---------   --------
VT Flexible Income Portfolio........    $18,225     $10,450
VT Conservative Balanced Portfolio..     14,628       2,675
VT Balanced Portfolio...............     41,448      24,370
VT Conservative Growth Portfolio....     32,212      39,270
VT Strategic Growth Portfolio.......     27,279      15,250

7. CAPITAL LOSS CARRYFORWARDS

At December 31, 2005, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                   (IN THOUSANDS)
                                     -----------------------------------------
                                     EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF PORTFOLIO                     IN 2010    IN 2011    IN 2012    IN 2013
-----------------                    --------   --------   --------   --------
VT Balanced Portfolio.............    $3,589     $3,460     $7,358     $   --
VT Conservative Growth Portfolio..     5,709      6,564      8,756      6,832
VT Strategic Growth Portfolio.....     3,815      1,560      4,447        116

8. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the following Portfolios have elected to defer capital losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                       CAPITAL LOSSES
NAME OF PORTFOLIO                          (000S)
-----------------                      --------------
VT Conservative Balanced Portfolio..         $43

Such losses will be treated as arising on the first day of the year ended December 31, 2006.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

9. COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2005, the components of distributable earnings on a tax basis are as follows:

                                                                      (IN THOUSANDS)
                                      -----------------------------------------------------------------------------
                                      VT FLEXIBLE   VT CONSERVATIVE                  VT CONSERVATIVE   VT STRATEGIC
                                         INCOME         BALANCED      VT BALANCED        GROWTH           GROWTH
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                      -----------   ---------------   -----------    ---------------   ------------
Gross tax unrealized appreciation..     $18,466         $6,540          $97,844          $58,187         $26,449
Gross tax unrealized depreciation..        (393)          (164)              --           (3,025)           (547)
                                        -------         ------          -------          -------         -------
Net tax unrealized appreciation....     $18,073         $6,376          $97,844          $55,162         $25,902
                                        =======         ======          =======          =======         =======
Undistributed ordinary income......     $ 8,241         $2,008          $14,964          $ 6,081         $ 2,044
Undistributed long-term gains......     $    46         $  183          $    --          $    --         $    --

10. UNDERLYING FUNDS

The following is a summary of investment objectives and risk factors of the Underlying Funds, and Portfolio ownership in the Underlying Funds. The WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852, contains more information regarding the Underlying Funds.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS:

The investment objectives of the Underlying Funds are as follows:

WM VT REIT Fund                          Seeks to provide a high level of
                                         current income and intermediate to
                                         long-term capital appreciation.

WM VT Equity Income Fund                 Seeks to provide a relatively high
                                         level of current income and long-term
                                         growth of income and capital.

WM VT Growth & Income Fund               Seeks to provide long-term capital
                                         growth. Current income is a secondary
                                         consideration.

WM VT West Coast Equity Fund             Seeks to provide long-term growth of
                                         capital.

WM VT Mid Cap Stock Fund                 Seeks to provide long-term capital
                                         appreciation.

WM VT Growth Fund                        Seeks to provide long-term capital
                                         appreciation.

WM VT Small Cap Value Fund               Seeks to provide long-term capital
                                         appreciation.

WM VT Small Cap Growth Fund              Seeks to provide long-term capital
                                         appreciation.

WM VT International Growth Fund          Seeks to provide long-term capital
                                         appreciation.

WM VT Short Term Income Fund             Seeks to provide as high a level of
                                         current income as is consistent with
                                         prudent investment management and
                                         stability of principal.

WM VT U.S. Government Securities Fund   Seeks to provide a high level of
                                         current income consistent with safety
                                         and liquidity.

WM VT Income Fund                        Seeks to provide a high level of
                                         current income consistent with
                                         preservation of capital.

WM High Yield Fund                       Seeks to provide a high level of
                                         current income.

RISK FACTORS OF UNDERLYING FUNDS:

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The VT REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U. S. real estate or related industries. The VT REIT Fund could be adversely impacted by economic trends within this industry.

The VTWest Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

The WM High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Certain Underlying Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

PORTFOLIO OWNERSHIP IN THE UNDERLYING FUNDS:

At December 31, 2005, the Portfolios hold investments in a number of the Underlying Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:


                                                                              PORTFOLIOS
                                         ------------------------------------------------------------------------------------
                                         VT FLEXIBLE   VT CONSERVATIVE                 VT CONSERVATIVE   VT STRATEGIC
                                            INCOME         BALANCED      VT BALANCED        GROWTH          GROWTH
NAME OF FUND                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO    TOTAL
------------                             -----------   ---------------   -----------   ---------------   ------------   -----
VT REIT Fund .........................       4.7%            2.9%           42.8%           30.8%            14.6%      95.8%
VT Equity Income Fund.................       3.4%            2.3%           27.2%           20.9%            10.4%      64.2%
VT Growth & Income Fund...............       5.3%            2.5%           33.8%           25.8%            13.8%      81.2%
VT West Coast Equity Fund.............       1.9%            1.9%           26.9%           21.0%            11.7%      63.4%
VT Mid Cap Stock Fund.................       5.9%            2.3%           33.9%           24.8%            14.9%      81.8%
VT Growth Fund........................       5.3%            2.5%           35.8%           26.3%            14.3%      84.2%
VT Small Cap Value Fund...............       6.8%            2.8%           41.2%           32.5%            16.5%      99.8%
VT Small Cap Growth Fund..............       4.9%            1.7%           26.5%           22.0%            12.1%      67.2%
VT International Growth Fund..........        --             3.1%           38.1%           31.7%            17.2%      90.1%
VT Short Term Income Fund.............      50.2%            7.9%           13.3%             --               --       71.4%
VT U.S. Government Securities Fund....      25.7%            7.2%           41.5%           10.8%              --       85.2%
VT Income Fund........................      26.8%            6.4%           34.7%            7.6%              --       75.5%
High Yield Fund*......................       1.8%            0.5%            3.7%            1.3%             1.0%       8.3%

----------
* Does not include approximately 60.3% of the High Yield Fund held by WM Strategic Asset Management Portfolios, LLC, which is managed in a style substantially identical to that of the Portfolios.

OTHER FACTORS:

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and since the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities of the Portfolios and the the Underlying Funds. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

     Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM VARIABLE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Balanced Portfolio and WM Variable Trust Flexible Income Portfolio (collectively, the "Portfolios") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 17, 2006

Supplemental Information (unaudited)

OTHER PORTFOLIO INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended December 31, 2005 is provided pursuant to provisions of the Code.

The amounts of long term capital gains designated are as follows (in thousands):

NAME OF PORTFOLIO
-----------------
VT Flexible Income Portfolio .........   $279
VT Conservative Balanced Portfolio ...    183

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF PORTFOLIO
-----------------
VT Flexible Income Portfolio .........     7.47%
VT Conservative Balanced Portfolio ...    16.15%
VT Balanced Portfolio ................    31.03%
VT Conservative Growth Portfolio .....    61.15%
VT Strategic Growth Portfolio ........   100.00%

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www. sec. gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www. wmgroupoffunds.com. This information is also available at http://www.sec.gov.

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)                                        PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)           DURING PAST 5 YEARS                     HELD BY TRUSTEE
----------------------------   -------------------------  -------------------------------------  ----------------------------------
Wayne L. Attwood, M.D.         Composite Funds-11 years   Retired doctor of internal medicine    None.
Age 76                         WM Group of Funds-7 years  and gastroenterology.
                               (Retired February 2005)

Kristianne Blake               Composite Funds-3 years    CPA specializing in personal           Avista Corporation; Frank Russell
Age 51                         WM Group of Funds-7 years  financial and tax planning.            Investment Company; Russell
                                                                                                 Investment Funds.

Edmond R. Davis, Esq.          Sierra Funds-8 years       Partner at the law firm of Davis &     Braille Institute of America, Inc;
Age 77                         WM Group of Funds-7 years  Whalen LLP. Prior thereto, partner at  Children's Bureau of Southern
                                                          the law firm of Brobeck, Phlegar &     California, Children's Bureau
                                                          Harrison, LLP.                         Foundation; Fifield Manors, Inc.

Carrol R. McGinnis             Griffin Funds-3 years      Private investor since 1994. Prior     Baptist Foundation of Texas;
Age 62                         WM Group of Funds-6 years  thereto, President and Chief           Concord Trust Company.
                                                          Operating Officer of Transamerica
                                                          Fund Management Company.

Alfred E. Osborne, Jr., Ph.D.  Sierra Funds-7 years       Senior Associate Dean, University of   Nordstrom Inc.; K2, Inc.; First
Age 61                         WM Group of Funds-7 years  California at Los Angeles Anderson     Pacific Advisors' Funds, EMAK
                                                          Graduate School of Management, and     Worldwide, Inc.; Member of
                                                          Faculty Director of the Harold Price   Investment Company Institute
                                                          Center for Entrepreneurial Studies,    National Board of Directors;
                                                          University of California at Los        Director of Independent Directors
                                                          Angeles.                               Council and Member of
                                                                                                 Communication & Education
                                                                                                 Committees.

Daniel L. Pavelich             Composite Funds-1 year     Retired Chairman and CEO of BDO        Catalytic, Inc.; Vaagen Bros.
Age 61                         WM Group of Funds-7 years  Seidman.                               Lumber, Inc.

NAME, AGE, AND ADDRESS(1)                                         PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)           DURING PAST 5 YEARS                     HELD BY TRUSTEE
----------------------------   -------------------------  -------------------------------------  ----------------------------------
Jay Rockey                     Composite Funds-3 years    Founder and Senior Counsel of The      Downtown Seattle Association;
                                                          Rockey
Age 77                         WM Group of Funds-7 years  Company, now Rockey, Hill & Knowlton.  WSU Foundation

Richard C. Yancey              Composite Funds-23 years   Retired Managing Director of Dillon    AdMedia Partners Inc.; Czech and
(Lead Trustee)                 WM Group of Funds-7 years  Reed & Co., an investment bank now     Slovak American Enterprise Fund
Age 79                                                    part of UBS.


NAME, AGE, AND ADDRESS(1)                                        PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)           DURING PAST 5 YEARS                     HELD BY TRUSTEE
----------------------------   -------------------------  -------------------------------------  ----------------------------------
Anne V. Farrell                Composite Funds-4 years    President Emeritus of the Seattle      Washington Mutual, Inc.;
Age 70                         WM Group of Funds-7 years  Foundation.                            Recreational
                                                                                                 Equipment Inc.

Michael K. Murphy              Composite Funds-3 years    Chairman of CPM Development            Washington Mutual, Inc.
Age 68                         WM Group of Funds-7 years  Corporation.
                               (Retired November 2005)

William G. Papesh              Composite Funds-9 years    President and Director of the          Member of Investment Company
(President and CEO)            WM Group of Funds-7 years  Advisor, Transfer Agent and            Institute Board of Governors.
Age 62                                                    Distributor.

NAME, AGE, AND ADDRESS(1)             POSITION(S) HELD WITH REGISTRANT &                    PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                                LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
-------------------------      ------------------------------------------------  ---------------------------------------------
Wendi B. Bernard               Assistant Vice President and Assistant Secretary  Vice President of the Advisor.
Age 37                         since 2003.

Jeffrey L. Lunzer, CPA         First Vice President, Chief Financial Officer     First Vice President of the Advisor, Transfer
Age 44                         and Treasurer since 2003.                         Agent and Distributor. Prior to 2003, senior
                                                                                 level positions at the Columbia Funds and
                                                                                 Columbia Management Company.

William G. Papesh              President and CEO since 1987.                     President and Director of the Advisor. Senior
Age 62                         Prior to 1987, other officer positions since      Vice President and Director of the Transfer
                               1972.                                             Agent and Distributor.

Gary J. Pokrzywinski           Senior Vice President since 2004. First Vice      Senior Vice President and Director of the
Age 44                         President since 2001. Prior to 2001, Vice         Advisor, Transfer Agent and Distributor.
                               President since 1999.                             Chief Investment Officer of the Advisor.

Debra Ramsey                   Senior Vice President since 2004.                 Senior Vice President and Director of the
Age 52                                                                           Advisor. President and Director of the
                                                                                 Transfer Agent and Distributor.

John T. West                   First Vice President, Secretary, Chief            First Vice President of the Advisor, Transfer
Age 50                         Compliance Officer and Anti-Money Laundering      Agent and Distributor.
                               Compliance Officer since 2004. Prior to 2004,
                               various other officer positions since 1993.

Randall L. Yoakum              Senior Vice President since 2001.                 Senior Vice President and Chief Investment
Age 46                         Prior to 2001, First Vice President since 1999.   Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and officer shall hold the indicated positions until his or her resignation, retirement or removal.

                                                               PORTFOLIO MANAGER
                                                                  Craig V. Sosey
VT U.S. Government Securities Fund                             WM Advisors, Inc.

Note: Pages 44 and 45 provide information about certain WM Funds in which the VT SAM Portfolios invest a significant portion of their assets. For additional information about these and other WM Funds, please see the WM Variable Trust annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses,

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                 2.27%    4.93%     5.47%         5.44%            5/6/93
CLASS 2 SHARES                 2.02%      --        --          3.47%           11/6/01
Citigroup Mortgage Index(2)    2.72%    5.50%     6.20%         6.30%

PORTFOLIO COMPOSITION (3)

                                   (PIE CHART)

                            As of      As of
Asset Class               12/31/05   12/31/04   Change
-----------               --------   --------   ------
FHLMC/FGLMC                  34%        32%       +2%
FNMA                         24%        24%        0%
CMOs                         22%        19%       +3%
GNMA                          6%        10%       -4%
U.S. Government Agency        6%         4%       +2%
U.S. Treasuries               5%         8%       -3%
Cash Equivalents              3%         3%        0%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The VT U.S. Government Securities Fund's performance in 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

PORTFOLIO MANAGERS

John R. Friedl, CFA and
Gary J. Pokrzywinski, CFA
WM Advisors, Inc.                                                 VT Income Fund

and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. VT U.S. Government Securities Fund: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

VT Income Fund: Lower-rated securities are subject to additional credit and default risks.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2005

                                   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                   ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                      2.40%    7.05%     6.20%         6.49%            5/7/93
CLASS 2 SHARES                      2.06%      --        --          5.92%           11/6/01
Citigroup Broad Investment-Grade
Bond Index(2)                       2.57%    5.93%     6.19%         6.42%

PORTFOLIO COMPOSITION (3)

                                  (PIE CHART)

                             As of      As of
Asset Class                12/31/05   12/31/04   Change
-----------                --------   --------   ------
Domestic Corporate Bonds      58%        59%       -1%
Mortgage-Backed Bonds         22%        21%       +1%
Foreign Corporate
Bonds (U.S.$)                  8%         10%      -2%
U.S. Treasuries                7%         6%       +1%
Equities                       1%         0%       +1%
Foreign Government
Bonds (U.S.$)                  1%         1%        0%
Cash Equivalents               3%         3%        0%

(2) See page 18 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

(3)  May not reflect the current portfolio composition.

(WM VARIABLE TRUST LOGO)

Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published as general information for the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI). They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/ dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM VARIABLE TRUST LOGO)

WM Funds Distributor, Inc.
1100 Investment Blvd., Suite 200
El Dorado Hills, CA 95762

                                                                       PRSRT STD
                                                                     U.S Postage
                                                                            PAID
                                                                     Permit 2310
                                                                  Sacramento, CA

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

2004              2005
----              ----
$456,700          $472,800

(b) Audit-Related Fees

2004              2005
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

2004              2005
----              ----
$39,295           $42,912

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Variable Trust for the tax years ended December 31, 2004 and December 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $42,912 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $78,295 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Variable Trust

By:      /s/William G. Papesh
         William G. Papesh
         President and Chief Executive Officer
Date:    March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.

By:      /s/Jeffrey L. Lunzer
         Jeffrey L. Lunzer
         Treasurer and Chief Financial Officer
Date:    March 3, 2006

By:      /s/William G. Papesh
         William G. Papesh
         President and Chief Executive Officer
Date:    March 3, 2006